UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21714

MML Series Investment Fund II
(Exact name of registrant as specified in charter)

100 Bright Meadow Blvd., Enfield, CT 06082
(Address of principal executive offices) (Zip code)

Tina Wilson
100 Bright Meadow Blvd., Enfield, CT 06082
(Name and address of agent for service)

Registrant’s telephone number, including area code: (860) 562-1000

Date of fiscal year end: 12/31/2018

Date of reporting period: 12/31/2018

Item 1. Reports to Stockholders.

MassMutual

Annual Report

MML Series Investment Fund II

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2018

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund II. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Tina Wilson

“MassMutual believes that those who invest with an eye toward helping their retirement savings withstand all market conditions have the potential for more favorable long-term financial outcomes.”

December 31, 2018

Despite the intense volatility, markets remained strong overall

I am pleased to present you with the MML Series Investment Fund II Annual Report, covering the year ended December 31, 2018.

During the year, U.S. stocks encountered more volatility than investors experienced in 2017, varying widely throughout most of the year before dropping into negative return territory to end the year. Global economic optimism faded during the year under the weight of geopolitical tensions, indications of slowing global growth, trade war rhetoric, and a more hawkish Federal Reserve Board. Foreign stocks in developed markets trailed their U.S. counterparts for the year, but generally fared better than emerging-market stocks. U.S. bond investors struggled to find positive returns in a rising yield environment fueled by rate hikes, a strong U.S. dollar, falling oil prices, and central bank policy.

In MassMutual’s view, the dynamics of the investment markets during the year validate the importance of retirement investors maintaining a long-term perspective rather than reacting to current headlines. We also believe that individuals who follow certain investment guidelines, such as the ones below, may enhance their retirement income.

Suggestions for retirement investors under any market conditions

Save as much as possible

While you can’t control – or predict the direction of – the investment markets at any given time, you can control how often and how much you contribute to your retirement savings account. Contributing as much as possible and increasing contribution levels regularly is one way retirement investors can help themselves reach their retirement income goals, regardless of how the markets perform.*

Invest continually

Financial professionals often advise their clients to stay in the market, regardless of short-term results. Here’s why: Individuals who can invest in all market conditions have the potential to be rewarded even during market downturns, when more favorable prices may enable them to accumulate larger positions. This has the potential to put them at an advantage when the markets turn around.

Invest for the long run

Investing for retirement doesn’t happen overnight. Many people save and invest for retirement throughout their working years. It may help you to keep in mind that, although the financial markets will go up and down over time, taking a long-term approach to investing gives you more time to ride out the downturns as you work toward achieving your long-term investment goals. Even if you are approaching or in retirement, your retirement savings will likely remain invested for a number of years before being withdrawn.

*

Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited) (Continued)

Monitor your asset allocation regularly – and diversify

The most common retirement plan investments – stocks, bonds, and short-term/money market investments – typically (although not always) behave differently at any given time. Each of these asset classes contains an array of sub-categories, such as small-cap stocks, international stocks, and high-yield bonds. Many financial professionals believe that investors can reduce the risk of over-exposure to one or two poorly performing investment types by investing in a diverse mix of investment types and sub-categories.**

Choose the investments you feel are right for you – and seek professional guidance

Many financial advisors believe that retirement savers who select an appropriate combination of investments that aligns with both their retirement income goals and how they feel about investing can help them withstand the inevitable ups and downs of the markets.

If you work with a financial professional, you may wish to consider reaching out to him or her for assistance in helping you ensure:

•	you are saving enough for retirement based on your long-term financial needs;

•	your retirement account is invested properly for all market conditions, based on your goals and objectives, as well as your investment time horizon; and

•	you are taking the right steps to help reduce your longevity risk, which is the risk that you could “run out” of retirement savings during your lifetime.

Why we do what we do

Acts of mutuality are happening all around us. Every day, people go out of their way to look out for each other, from lending a hand to making sure their loved ones are financially taken care of. MassMutual believes that your long-term financial security is crucial – and we recognize that you want to make sure your loved ones are financially taken care of. That’s why we’re committed to helping people financially protect their families and put themselves on the path to a more secure retirement. And that’s why we continually stress the importance of maintaining a long-term perspective on retirement planning. We believe that those who invest with an eye toward helping their retirement savings withstand all market conditions have the potential for more favorable long-term financial outcomes. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Tina Wilson

President

The information provided is the opinion of MML Investment Advisers, LLC as of 1/1/19 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

**	Diversification and asset allocation do not ensure a profit or protect against loss in a declining market, but can be sound investment strategies.

2

MML Series Investment Fund II – Economic and Market Overview (Unaudited)

December 31, 2018

Market Highlights

•	During 2018, U.S. stocks encountered more volatility than investors experienced in 2017, varying widely throughout most of the year before dropping into negative return territory to end the period.

•

Global economic optimism faded during the year under the weight of geopolitical tensions, indications of slowing global growth, trade war rhetoric, and a more hawkish Federal Reserve Board (the “Fed”) tone.

•	Foreign stocks in developed markets trailed their U.S. counterparts for the period, but generally fared better than emerging-market stocks.

•	U.S. bond investors struggled to find positive returns in a rising yield environment fueled by rate hikes, a strong U.S. dollar, falling oil prices, and central bank policy.

Market Environment

U.S. equity investors encountered increased volatility in 2018. Through the first month of 2018, stocks hit record levels following a year of steady gains in 2017. However, after a two-and-a-half-year streak of positive quarterly results, both the S&P 500® Index* (the “S&P 500”) and the Dow Jones Industrial AverageSM (the Dow) posted modest negative results for the first quarter of 2018.

During the first and second quarters of the year, markets fought to find their footing. Wage growth in the U.S. triggered a major sell-off in early February 2018, as investors sought to balance the likelihood of continued growth against Federal Open Market Committee (FOMC) intentions to raise the short-term federal funds rate several times in the year ahead. (The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight.) Scrutiny concerning revelations about how social media companies use data, and in particular, how social media giant Facebook had allowed customer data to be mined without users’ knowledge, undercut investor confidence in the information technology sector, triggering several rounds of sell-offs. Political turbulence, which characterized the entire reporting period, unsettled markets as investors tried to assess the potential impacts of reduced taxes, increasing federal debt limits, and ongoing rhetoric over global trade wars.

Markets gained some traction through the third quarter of the year. The S&P 500 rebounded, ending the quarter in positive territory. Corporate earnings reports continued to show strong performance, markets seemingly shrugged off three Fed rate hikes, and progress seemed evident on the trade war front. By the end of September, both the Dow and the S&P 500 reached record territory again, but investors were unsettled.

In early October, Fed Chairman Jerome Powell’s statements that the central bank was “a long way” from neutral interest rates stoked fears of more frequent and higher rate hikes. Along with trade war concerns, international political jitters, a strengthening U.S. dollar, and declining oil prices, this seemed enough to trigger a broad market sell-off. October was the worst month for the S&P 500 since September 2011. Volatility continued through November, as investors looked for a lift following the U.S. midterm elections. Then, December brought another round of sell-offs, resulting in the worst performance for the month since 1931 for the Dow and S&P 500. By year-end, major equity markets dropped into negative return territory for the year for the first time since 2008.

At year-end, the broad market S&P 500 ended down 4.38% and the Dow followed a similar pattern, down 3.48%. The technology-heavy NASDAQ Composite Index ended down 2.84% for the year, as prominent technology companies like Facebook, Apple, Amazon, Netflix, and Google faced heavy sell-offs in the last quarter. Small- and mid-cap stocks underperformed their larger peers and growth stocks continued to outperform their value counterparts during the period.

*

Indexes referenced, other than the MSCI Indexes, are unmanaged, do not incur fees, expenses, or taxes, and cannot be purchased directly for investment. The MSCI Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

3

MML Series Investment Fund II – Economic and Market Overview (Unaudited) (Continued)

The health care, information technology, and consumer discretionary sectors managed to end the year in positive territory and beat the S&P 500. The remaining sectors delivered negative returns, most lagging the S&P 500 and most falling below in the month of December. The reconfigured communication services and financials sectors delivered the worst performances for the year. (In September, the Global Industry Classification Standard (GICS) renamed the telecommunications sector and added media companies and internet services companies to the reconfigured communication services sector.)

Developed international markets, as measured by the MSCI EAFE® Index, trailed their domestic peers and ended the year down 13.79%. Developed international markets struggled to gain traction under the weight of a strong U.S. dollar, widespread local political issues, including floundering Brexit negotiations, and tariff speculations. (“Brexit” – an abbreviation for “British exit” – refers to the United Kingdom’s referendum to leave the European Union.) Emerging-market stocks, as measured by the MSCI Emerging Markets Index, ended the year with a return of -14.58%.

The Fed reasserted its influence on markets through actual and forecasted rate hikes and a change in leadership during the year. Under new Fed Chairman Jerome Powell, the FOMC raised the target range for the federal funds rate four times. While investors had anticipated the rate hikes, the 1.00% total increase over the year – in tandem with prospects for additional hikes in 2019 – proved to be a headwind to overall market performance.

Bond yields rose during the fiscal year, with the 10-year U.S. Treasury bond crossing the 3.00% threshold multiple times. After starting the year at 2.46%, yields rose 0.22% to end at 2.68%. Since rising yields drive bond prices down, returns on the Bloomberg Barclays U.S. Aggregate Bond Index failed to move significantly through the year, ending at 0.01%. Investment-grade corporate bonds also fared poorly in the rising yield environment. The Bloomberg Barclays U.S. Corporate 10+ Year Bond Index, which tracks investment-grade corporate bonds, ended the year down 2.51%. The Bloomberg Barclays U.S. Corporate High Yield Index also ended in negative territory, down 2.08% for the year. In December, yield curve inversion added additional pessimism to investor sentiment. (Yield curve inversion occurs when yields on longer-term bonds drop below yields of shorter-term bonds.)

At the end of a volatile year in which returns fell well short of those enjoyed in 2017, investors generally feel compelled to evaluate their investment strategy. At MassMutual, we remain convinced that a broadly diversified portfolio aligned with a long-term strategy is the wisest course for those investors seeking retirement income. We remind you that it is important to maintain perspective and have realistic expectations about the future performance of your investment portfolio. As described in this report, financial markets can reverse suddenly, stumble along sideways, and reverse again. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to markets like these, with how long you have to save and invest, and with your specific financial goals and risk tolerance. Thank you for your confidence in MassMutual.

The information provided is the opinion of MML Investment Advisers, LLC as of 1/1/19 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

4

MML Blend Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Blend Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital. The Fund invests across different asset classes (equity securities, fixed income securities, including bank loans and Rule 144A securities, and money market instruments), each represented by a different segment of the Fund’s portfolio. The subadviser typically adjusts the allocation among the three segments, based on its judgment about each segment’s potential for returns in comparison with those of other segments and corresponding risk. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended December 31, 2018?

The Fund’s Initial Class shares returned -4.34%, modestly outperforming the -4.38% return of the S&P 500® Index (the “stock component’s benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market. The Fund underperformed the 0.01% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “bond component’s benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable-rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The Fund outperformed the -4.68% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. Finally, the Fund underperformed the -2.26% return of the Custom Balanced Index (the “blend benchmark”), which comprises the stock component’s benchmark and the bond component’s benchmark. The weightings of each index are 60% and 40%, respectively.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

It was a difficult year to make money in financial markets. No major asset class had positive returns in 2018. According to Ned Davis Research, this has not occurred since 1972. For many years, the Fund has been overweight, relative to the benchmark, in stocks because U.S. corporations have been extraordinarily profitable. In the fourth quarter of 2018, the Fund moved to a neutral stance due to slowing economic activity outside of the U.S. and tighter monetary policy within the U.S.

Within the Fund’s equity portfolio, it was a year of extremes. In the first nine months of the year, the companies that had been growing their earnings and revenues the most had the highest returns. In the last quarter, these growth stocks were among the worst performers. (Growth stocks often do well when investors are worried about a slowdown because they are more likely than cyclical stocks to deliver cash flow in a downturn.) When investors’ concern turned into a panic, they abandoned these high-flying issues for the safety of stocks that have lower volatility, such as utilities.

The Fund was overweight, relative to the stock component’s benchmark, in the pharmaceuticals industry for most of the year. This is generally considered a growth sector, but it has more stable earnings than other higher growth sectors. The Fund was overweight Express Scripts, the pharmacy benefits manager. Cigna’s decision to purchase Express Scripts during the period caused the pharmacy benefits manager’s shares to rise sharply, which aided the Fund’s performance.

The Fund held a significantly overweight stake in financial firms throughout the year. Despite the fact that banks had been growing their earnings and improving their balance sheets and loan quality, the share prices of these stocks fell throughout the year as short-term interest rates rose. Since banks borrow at the short rate and lend at the long rate, investors tend to believe that increases in rates may hurt earnings. The Fund was overweight Bank of America, which declined 15% for the year.

Within the fixed-income component of the Fund, ABS was the primary contributor to performance. (Bond issuers create securitized bonds by pooling various types of contractual debt – such as mortgages, auto loans, or credit card debt.) This asset class is generally shorter in duration and, as a result, less sensitive to increases in interest rates that can hurt a bond’s performance. Student loans were the largest contributor within the ABS sector and shipping containers were the largest detractor. The Fund’s positions in investment-grade corporate bonds detracted from performance.

5

MML Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

The equity portion of the Fund used derivatives, which resulted in a small gain to the Fund’s performance. (Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.) In the fixed-income segment, the Fund used derivative instruments for yield curve, duration, downside hedging, and to gain exposures. In aggregate, these positions positively contributed to performance.

Subadviser outlook

Fund management has long believed in U.S. equities for the fundamental reason that they consider them to be extremely profitable due to higher-than-average margins. However, the trade war is a threat to this regime because manufacturing companies in the U.S. have been significant beneficiaries of globalization and low tariffs. These manufacturers now face higher costs of intermediate goods. Over time, Fund management believes that companies will adapt to the tariffs by sourcing goods from cheaper locales or they will automate more processes, but this will take some time. In the interim, Fund managers believe that profits will suffer. Another threat, in their view, is that short-term interest rates have moved from 0.5% to over 2.5% in a little over a year and a half. Higher interest rates make it more expensive for companies to finance their operations, and this too, has the potential to harm profits. Against this backdrop, at year-end, the Fund was positioned to be neutral on equities and overweight bonds.

MML Blend Fund Portfolio Characteristics (% of Net Assets) on 12/31/18

Common Stock	60.2%
Corporate Debt	14.3%
Non-U.S. Government Agency Obligations	11.8%
U.S. Government Agency Obligations and Instrumentalities	10.3%
U.S. Treasury Obligations	1.6%
Municipal Obligations	0.3%
Purchased Options	0.3%
Sovereign Debt Obligations	0.3%
Preferred Stock	0.1%
Mutual Funds	0.0%

Total Long-Term Investments	99.2%
Short-Term Investments and Other Assets and Liabilities	0.8%

Net Assets	100.0%

6

MML Blend Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Blend Fund Initial Class, Service Class, the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Ten Year Average Annual 1/1/09 - 12/31/18
Initial Class	-4.34%	6.03%	9.94%
Service Class	-4.58%	5.76%	9.67%
S&P 500 Index*	-4.38%	8.49%	13.12%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.48%
Lipper Balanced Fund Index	-4.68%	4.48%	8.47%
Custom Balanced Index	-2.26%	6.22%	9.48%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

7

MML Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Fund, and who are the Fund’s subadvisers?

The Fund’s primary objective is to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. The Fund invests primarily in common stocks of companies that the subadvisers believe are undervalued in the marketplace, with a focus on securities of larger size companies. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, preferred stocks, securities convertible into common or preferred stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund typically invests most of its assets in securities of U.S. companies, but may invest up to 25% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including developed and emerging market securities. The Fund may invest up to 10% of its net assets in debt securities. The Fund’s two subadvisers are OppenheimerFunds, Inc. (OFI), which managed approximately 57% of the Fund’s portfolio; and Brandywine Global Investment Management, LLC (Brandywine Global), which managed approximately 43% of the Fund’s portfolio, as of December 31, 2018.

How did the Fund perform during the 12 months ended December 31, 2018?

The Fund’s Initial Class shares returned -9.99%, underperforming the -8.27% return of the Russell 1000® Value Index (the “benchmark”), which measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. It is market-capitalization weighted.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

With respect to the OFI component of the Fund, for the year ended December 31, 2018, the Fund component’s underperformance of the benchmark was largely due to stock selection in the energy, communication services, materials, and industrials sectors. Fund component holdings in the health care, consumer staples, and information technology sectors outperformed the benchmark. The top-performing Fund component holdings included health care holdings Merck & Co., Inc.; Pfizer, Inc.; and UnitedHealth Group, Inc. Merck, a leading American pharmaceutical company, continued to benefit from its industry-leading immune-oncology platform Keytruda. Pfizer Inc. – which engages in the discovery, development, and manufacturing of health care products – reported better-than-expected earnings, in part due to continued growth from key brands such as Prevnar (pneumonia vaccine) and Xeljanz (rheumatoid arthritis). UnitedHealth Group, which provides health care coverage and related services, continued to execute, delivering better-than-expected operating margins and continued strong growth in its Optum health care services business unit. Fund component holdings that were top detractors from performance included energy stocks Weatherford International plc and Suncor Energy Inc., and financial sector holding, Citigroup, Inc. Weatherford International, which provides drilling and related services to oil producers, fell due to lower oil prices. Suncor Energy, Inc., an integrated energy company that develops petroleum resource basins, struggled due to pipeline capacity shortages that resulted in a drop in the price of Canadian oil. Citigroup, Inc., along with bank shares generally, underperformed in the fourth quarter of 2018 when the U.S. yield curve flattened, which impacts bank profitability negatively.

For the Brandywine Global component, Fund component holdings within the financials sector were by far the largest detractors, as the sector steadily underperformed throughout the entire year. Asset management companies, diversified financial companies, and banks all lagged during 2018’s increasing interest rate environment. Fund component holdings that included higher-quality telecommunication, pharmaceutical, and biotechnology companies helped performance for the year, as did Brandywine Global’s avoidance of low-quality companies, primarily in the energy and industrials sectors (both of which were the weakest sectors in the benchmark). Finally, Brandywine Global benefited by selling of some of its health care positions at higher valuations earlier in the year – and repurchasing them later at lower prices and more reasonable valuations.

Subadviser outlook

Fund management at OFI notes that the U.S. equity market in 2018 was characterized by the increasing levels of concentration among the largest growth stocks, whose combined market capitalization by midyear represented a greater proportion of the

8

MML Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

overall equity market than at almost any time in the past 30 years. The equity market’s downturn in the fourth quarter reversed this concentration to some extent, but as contrarian investors, they prefer to look elsewhere to find overlooked opportunities. While many investors focus on a short-term view when considering potential investments, the OFI Fund component’s strategy utilizes in-depth fundamental research seeking to identify companies that have the potential for unanticipated acceleration in return on invested capital over a multi-year time horizon.

Fund management at Brandywine Global notes that early projections for fourth quarter gross domestic product (GDP) were near 2.5% following strong periods of growth in both the second and third quarters of 2018. They believe that economic growth may decelerate in the future; however, they expect continued strength in the underlying fundamentals of the economy – as consumer confidence remains high, consumer spending remains robust, and the labor market ended 2018 on a strong note (as employers added the most jobs in 10 months with the unemployment rate below 4%). At year-end, the Fund component’s sector weights remained more pro-cyclical and positively exposed to higher interest rates, with overweight allocations, relative to the benchmark, in financials, technology, and industrials – as well as a large underweight allocation in more defensive sectors, such as utilities and real estate.

MML Equity Fund Largest Holdings (% of Net Assets) on 12/31/18

JP Morgan Chase & Co.	3.5%
Pfizer, Inc.	3.2%
Chevron Corp.	3.0%
Bank of America Corp.	3.0%
Cisco Systems, Inc.	2.7%
Merck & Co., Inc.	2.5%
UnitedHealth Group, Inc.	2.4%
Citigroup, Inc.	2.0%
The Walt Disney Co.	1.7%
Suncor Energy, Inc.	1.7%

25.7%

MML Equity Fund Sector Table (% of Net Assets) on 12/31/18

Financial	25.4%
Consumer, Non-cyclical	23.8%
Energy	10.4%
Industrial	8.6%
Communications	8.3%
Consumer, Cyclical	8.3%
Technology	7.5%
Utilities	3.3%
Basic Materials	2.1%
Mutual Funds	1.3%

Total Long-Term Investments	99.0%
Short-Term Investments and Other Assets and Liabilities	1.0%

Net Assets	100.0%

9

MML Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Fund Initial Class, Service Class and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Ten Year Average Annual 1/1/09 - 12/31/18
Initial Class	-9.99%	4.80%	10.94%
Service Class	-10.22%	4.54%	10.66%
Russell 1000 Value Index	-8.27%	5.95%	11.18%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

10

MML Managed Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Managed Bond Fund, and who is the Fund’s subadviser?

The Fund’s investment objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any NRSRO, or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended December 31, 2018?

The Fund’s Initial Class shares returned -0.44%, underperforming the 0.01% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable-rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2018, an overweight, relative to the benchmark, to investment-grade corporate bonds detracted from the Fund’s performance despite positive overall signs within that sector. Corporate fundamentals showed improvement throughout 2018, while new issuance slowed versus 2017, which are both positives for the sector. Corporate issuers showed solid revenue and EBITDA growth, strong profit margins, and a slow pace of debt growth. (Earnings before interest, tax, depreciation and amortization (EBITDA) is a measure of a company’s operating performance.) Additionally, the life insurance, automotive manufacturers, and banking sectors all detracted from performance over the period.

ABS was the primary contributor to performance for the year. The Fund was overweight in the sector. This asset class is generally shorter in duration and as a result, less sensitive to increases in interest rates that can hurt a bond’s performance. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.) Some sub-sectors, such as student loans, are floating-rate bonds tied to three-month LIBOR where their coupons reset on a quarterly basis. Student loans were the largest contributor within the ABS sector, whereas credit cards were the largest detractor. Within securitized asset classes, Agency MBS, where the Fund was overweight, detracted from performance. (“Agency” refers to debt issued by U.S. federal government agencies or government-sponsored entities for financing purposes.) Residential MBS was a neutral contributor to performance, while CMBS detracted. The Fund’s small allocation to BB-rated high-yield bonds detracted from returns as well.

The Fund’s positions in electronics, electric utilities, and aerospace contributed to its full-year performance. Conversely, the gas pipelines, secondary oil and gas producers, and banking sectors all detracted from performance over the period.

The Fund uses derivative instruments for yield curve, duration, downside hedging and to gain exposures. They may also be used as a substitute for a direct investment. In aggregate, these positions positively contributed to performance. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

Subadviser outlook

Looking forward, Fund management expects potential market turbulence as investors seek to interpret Federal Reserve Board policy, brace for potential Treasury yield curve inversion (meaning that the yields of shorter-term securities would be higher than those of longer-term issues), consider a growing BBB market, and evaluate slowing foreign demand. While these technicals present a wide range of potential outcomes for high-grade investors, Fund managers remain vigilant in both sector and issuer selection within the Fund. They believe the market may see a slowdown in corporate merger and acquisition (M&A) activity in

11

MML Managed Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

2019 due to the rising cost of funding. However, they do not anticipate a large-scale compression in corporate profit margins. Corporate and ABS issuance slowed in 2018, while CMBS issuance accelerated. Fund management will closely watch the volume of primary market issuance, on the belief that the level at which new deals come to market (along with price, and how those deals are received by the market) could be strong indications of 2019 sentiment.

MML Managed Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/18

Corporate Debt	38.3%
Non-U.S. Government Agency Obligations	32.5%
U.S. Government Agency Obligations and Instrumentalities	26.9%
Purchased Options	1.0%
Sovereign Debt Obligations	0.8%
Municipal Obligations	0.7%
U.S. Treasury Obligations	0.5%
Preferred Stock	0.2%
Mutual Funds	0.2%

Total Long-Term Investments	101.1%
Short-Term Investments and Other Assets and Liabilities	(1.1)%

Net Assets	100.0%

12

MML Managed Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Managed Bond Fund Initial Class, Service Class and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Ten Year Average Annual 1/1/09 - 12/31/18
Initial Class	-0.44%	2.50%	4.06%
Service Class	-0.69%	2.25%	3.80%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.48%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

13

MML U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML U.S. Government Money Market Fund, and who is the Fund’s subadviser?

The Fund’s investment objective is to achieve current income consistent with preservation of capital and liquidity. The Fund normally invests at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements fully collateralized by cash or U.S. Government securities. It is important to note that this Fund seeks to maintain, but does not guarantee, a stable $1.00 share price. Under normal circumstances, the Fund invests at least 80% of its net assets in U.S. Government securities and repurchase agreements that are fully collateralized by U.S. Government securities. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended December 31, 2018?

The Fund’s Initial Class shares returned 1.32%, underperforming the 1.86% return of the FTSE 3-Month Treasury Bill Index (the “benchmark”), which measures the performance of the last three three-month Treasury bill month-end rates.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Federal Reserve Board (the Fed) increased the federal funds target rate four times over the last year. (The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight.) Short-term interest rates responded in kind, moving off low levels as monetary policy continued to tighten. LIBOR (London Interbank Offered Rate) rates increased with one-month LIBOR, up 0.95% to 2.51% over the year and three-month LIBOR up 1.11% to 2.81% over the year. A large move in LIBOR occurred at the beginning of 2018 when three-month LIBOR increased 0.61% due to rate hike expectations, along with concerns about the impact of overseas corporate tax repatriation back to the U.S. as a result of tax reform enacted in 2017. Short-term rates such as three-month LIBOR rose slowly in the second and third quarters, with a steady incline in the fourth quarter.

These rate moves benefited the Fund, as it purchased floating agency paper in order to maximize yield while keeping the Weighted Average Maturity (WAM) at a manageable level. (Agency paper is debt issued by the federal government for financing purposes.) These floating-rate bonds continued to provide an attractive yield advantage for the Fund over the period given the interest rate environment. The Fund held very little longer-dated fixed paper until December 2018, when longer fixed paper became more attractive and was purchased by the Fund.

The WAM of the Fund remained short for almost all of 2018, as the Fed raised rates every quarter and the Fund relied on floating-rate bonds to keep the WAM at a low level. However, the Fund extended its WAM during the month of December and ended 2018 with a WAM of 53 days. The Weighted Average Life (WAL) of the Fund, which takes into account a bond’s final maturity date, stayed within a range of 80–100 days throughout the year and ended 2018 at 91 days.

Subadviser outlook

The U.S. economy, fueled by tax cuts and stimulus spending, appears to be a key factor in helping investors look past negative contributing factors like the trade sparring between the U.S., China and other nations, which could be a hindrance to global growth if escalated. For context, economic output is growing at its fastest rate since 2014, the unemployment rate is at its lowest level in almost two decades, and initial jobs claims have fallen to the lowest level since 1969. Fund management believes that corporate fundamentals also continue to improve as both revenue and EBITDA growth are continuing to outpace debt growth as indicated by second quarter data. (Earnings before interest, tax, depreciation and amortization (EBITDA) is a measure of a company’s operating performance.)

14

MML U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

Going forward, Fund management anticipates buying less floating-rate paper and more fixed-rate paper as they did in December 2018. They believe the pace of Fed increases in 2019 appears to be slowing and there is a decent chance that the Fed will be looking to pause in early 2019 until the effects of four hikes in the last year have been fully realized.

MML U.S. Government Money Market Fund Portfolio Characteristics (% of Net Assets) on 12/31/18

Discount Notes	69.4%
Repurchase Agreement	11.2%
U.S. Treasury Bonds & Notes	19.4%

Total Short-Term Investments	100.0%
Other Assets & Liabilities	0.0%

Net Assets	100.0%

15

MML U.S. Government Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML U.S. Government Money Market Fund Initial Class and the FTSE Treasury Bill 3-Month Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Ten Year Average Annual 1/1/09 - 12/31/18
Initial Class	1.32%	0.36%	0.18%
FTSE Treasury Bill 3-Month Index	1.86%	0.60%	0.35%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the FTSE Treasury Bill 3-Month Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here. An investment in the MML U.S. Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the Fund.

16

MML Blend Fund – Portfolio of Investments

December 31, 2018

	Number of Shares	Value
EQUITIES — 60.3%

COMMON STOCK — 60.2%
Basic Materials — 1.4%
Chemicals — 0.9%
Air Products & Chemicals, Inc.	2,675	$428,134
CF Industries Holdings, Inc.	37,790	1,644,243
DowDuPont, Inc.	20	1,070
Eastman Chemical Co.	6,070	443,778
Linde PLC	6,736	1,051,085
LyondellBasell Industries NV Class A	8,640	718,502
The Mosaic Co.	61,400	1,793,494
PPG Industries, Inc.	8	818
The Sherwin-Williams Co.	3	1,180

		6,082,304

Forest Products & Paper — 0.2%
International Paper Co.	38,787	1,565,443

Iron & Steel — 0.1%
Nucor Corp.	12,056	624,622

Mining — 0.2%
Freeport-McMoRan, Inc.	70,864	730,608
Newmont Mining Corp.	5,670	196,465

		927,073

		9,199,442

Communications — 9.4%
Advertising — 0.4%
The Interpublic Group of Cos., Inc.	31,722	654,425
Omnicom Group, Inc.	23,147	1,695,286

		2,349,711

Internet — 4.7%
Alphabet, Inc. Class A (a)	1,810	1,891,378
Alphabet, Inc. Class C (a)	5,731	5,935,081
Amazon.com, Inc. (a)	7,880	11,835,524
Booking Holdings, Inc. (a)	891	1,534,676
eBay, Inc. (a)	20,777	583,210
Expedia Group, Inc.	5,157	580,936
F5 Networks, Inc. (a)	10,360	1,678,631
Facebook, Inc. Class A (a)	29,700	3,893,373
Netflix, Inc. (a)	8,613	2,305,355
Symantec Corp.	55	1,039
TripAdvisor, Inc. (a)	37	1,996
VeriSign, Inc. (a)	2,991	443,535

		30,684,734

Media — 1.9%
CBS Corp. Class B	57	2,492
Charter Communications, Inc. Class A (a)	651	185,516
Comcast Corp. Class A	90,324	3,075,532

	Number of Shares	Value
Discovery, Inc. Class A (a)	49,400	$1,222,156
Discovery, Inc. Class C (a)	58,243	1,344,248
DISH Network Corp. Class A (a)	52,600	1,313,422
News Corp. Class A	7,566	85,874
Twenty-First Century Fox, Inc. Class A	6,067	291,944
Twenty-First Century Fox, Inc. Class B	8,100	387,018
Viacom, Inc. Class B	52,610	1,352,077
The Walt Disney Co.	30,472	3,341,255

		12,601,534

Telecommunications — 2.4%
AT&T, Inc.	144,626	4,127,626
CenturyLink, Inc.	92,528	1,401,799
Cisco Systems, Inc.	145,642	6,310,668
Juniper Networks, Inc.	59,189	1,592,776
Motorola Solutions, Inc.	3,137	360,881
Verizon Communications, Inc.	25,055	1,408,592

		15,202,342

		60,838,321

Consumer, Cyclical — 6.2%
Airlines — 0.7%
Alaska Air Group, Inc.	300	18,255
American Airlines Group, Inc.	28,200	905,502
Delta Air Lines, Inc.	23,200	1,157,680
Southwest Airlines Co.	10,383	482,602
United Continental Holdings, Inc. (a)	22,100	1,850,433

		4,414,472

Apparel — 0.4%
Hanesbrands, Inc.	65,600	821,968
Michael Kors Holdings Ltd. (a)	18,900	716,688
NIKE, Inc. Class B	2,784	206,406
PVH Corp.	1,620	150,579
Ralph Lauren Corp.	2,960	306,241
VF Corp.	2,200	156,948

		2,358,830

Auto Manufacturers — 0.4%
Ford Motor Co.	128,513	983,125
General Motors Co.	29,000	970,050
PACCAR, Inc.	14,022	801,217

		2,754,392

Auto Parts & Equipment — 0.4%
Aptiv PLC	9,300	572,601
BorgWarner, Inc.	16,000	555,840
The Goodyear Tire & Rubber Co.	62,351	1,272,584

		2,401,025

Distribution & Wholesale — 0.1%
Fastenal Co.	82	4,288

The accompanying notes are an integral part of the financial statements.

17

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
W.W. Grainger, Inc.	1,072	$302,690

		306,978

Home Builders — 0.1%
D.R. Horton, Inc.	4,747	164,531
PulteGroup, Inc.	22,973	597,068

		761,599

Home Furnishing — 0.1%
Leggett & Platt, Inc.	86	3,082
Whirlpool Corp.	6,543	699,251

		702,333

Leisure Time — 0.2%
Harley-Davidson, Inc.	10,002	341,268
Norwegian Cruise Line Holdings Ltd. (a)	25,800	1,093,662

		1,434,930

Lodging — 0.3%
Hilton Worldwide Holdings, Inc.	12,700	911,860
Marriott International, Inc. Class A	921	99,984
MGM Resorts International	40,600	984,956
Wynn Resorts Ltd.	8	791

		1,997,591

Retail — 3.5%
Advance Auto Parts, Inc.	5,710	899,097
AutoZone, Inc. (a)	2,294	1,923,152
Best Buy Co., Inc.	22,992	1,217,656
Costco Wholesale Corp.	7,370	1,501,343
Darden Restaurants, Inc.	2,654	265,028
Dollar Tree, Inc. (a)	48	4,335
Foot Locker, Inc.	31,400	1,670,480
The Gap, Inc.	10,990	283,102
Genuine Parts Co.	34	3,265
The Home Depot, Inc.	7,617	1,308,753
Kohl’s Corp.	26,030	1,726,830
L Brands, Inc.	2,200	56,474
Lowe’s Cos., Inc.	95	8,774
Macy’s, Inc.	54,951	1,636,441
McDonald’s Corp.	2,040	362,243
Nordstrom, Inc.	26,008	1,212,233
O’Reilly Automotive, Inc. (a)	3,663	1,261,281
Ross Stores, Inc.	2,644	219,981
Starbucks Corp.	29,654	1,909,717
Tapestry, Inc.	6,220	209,925
Target Corp.	17,286	1,142,432
Tiffany & Co.	802	64,569
The TJX Cos., Inc.	6,212	277,925
Walgreens Boots Alliance, Inc.	16,557	1,131,340
Walmart, Inc.	25,562	2,381,100
Yum! Brands, Inc.	35	3,217

		22,680,693

	Number of Shares	Value
Toys, Games & Hobbies — 0.0%
Hasbro, Inc.	461	$37,456
Mattel, Inc. (a) (b)	90	899

		38,355

		39,851,198

Consumer, Non-cyclical — 12.7%
Agriculture — 0.3%
Altria Group, Inc.	28,659	1,415,468
Archer-Daniels-Midland Co.	92	3,769
Philip Morris International, Inc.	4,686	312,838

		1,732,075

Beverages — 0.7%
Brown-Forman Corp. Class B	15	714
The Coca-Cola Co.	12,630	598,031
Constellation Brands, Inc. Class A	542	87,164
Molson Coors Brewing Co. Class B	21,100	1,184,976
PepsiCo, Inc.	24,860	2,746,533

		4,617,418

Biotechnology — 1.7%
Amgen, Inc.	23,331	4,541,846
Biogen, Inc. (a)	7,472	2,248,474
Celgene Corp. (a)	16,176	1,036,720
Gilead Sciences, Inc.	46,510	2,909,200

		10,736,240

Commercial Services — 1.6%
Automatic Data Processing, Inc.	10,699	1,402,853
Cintas Corp.	8	1,344
Ecolab, Inc.	2	295
Equifax, Inc.	132	12,293
H&R Block, Inc.	69,363	1,759,740
Moody’s Corp.	3,330	466,333
PayPal Holdings, Inc. (a)	26,977	2,268,496
Quanta Services, Inc.	28,813	867,271
Robert Half International, Inc.	17,426	996,767
S&P Global, Inc.	1,018	172,999
Total System Services, Inc.	8,207	667,147
United Rentals, Inc. (a)	1,990	204,035
The Western Union Co.	71,888	1,226,409

		10,045,982

Cosmetics & Personal Care — 1.2%
Colgate-Palmolive Co.	5,906	351,525
The Estee Lauder Cos., Inc. Class A	7,910	1,029,091
The Procter & Gamble Co.	70,029	6,437,066

		7,817,682

Foods — 0.5%
Campbell Soup Co. (b)	1,624	53,576
Conagra Brands, Inc.	7,774	166,053
General Mills, Inc.	1,962	76,400
The Hershey Co.	1,647	176,526

The accompanying notes are an integral part of the financial statements.

18

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Hormel Foods Corp.	3,232	$137,942
The J.M. Smucker Co.	845	78,999
Kellogg Co.	8,428	480,480
The Kraft Heinz Co.	4,958	213,392
The Kroger Co.	34,958	961,345
McCormick & Co., Inc.	161	22,418
Mondelez International, Inc. Class A	75	3,002
Sysco Corp.	5,334	334,228
Tyson Foods, Inc. Class A	14,601	779,693

		3,484,054

Health Care – Products — 1.0%
Abbott Laboratories	19,601	1,417,740
Baxter International, Inc.	61	4,015
Becton, Dickinson & Co.	242	54,527
Boston Scientific Corp. (a)	300	10,602
The Cooper Cos., Inc.	1,240	315,580
Danaher Corp.	2,996	308,948
DENTSPLY SIRONA, Inc.	56	2,084
Hologic, Inc. (a)	1,400	57,540
Intuitive Surgical, Inc. (a)	288	137,929
Medtronic PLC	28,000	2,546,880
Stryker Corp.	4,550	713,212
Thermo Fisher Scientific, Inc.	3,971	888,670
Varian Medical Systems, Inc. (a)	7	793
Zimmer Biomet Holdings, Inc.	2,455	254,633

		6,713,153

Health Care – Services — 0.7%
Anthem, Inc.	5,796	1,522,203
Centene Corp. (a)	3,010	347,053
DaVita, Inc. (a)	3,030	155,924
HCA Healthcare, Inc.	2,600	323,570
Humana, Inc.	314	89,955
IQVIA Holdings, Inc. (a)	7,040	817,837
Laboratory Corp. of America Holdings (a)	2	253
Quest Diagnostics, Inc.	3,309	275,540
UnitedHealth Group, Inc.	2,954	735,900
Universal Health Services, Inc. Class B	50	5,828

		4,274,063

Household Products & Wares — 0.2%
Avery Dennison Corp.	1,915	172,025
The Clorox Co.	723	111,443
Kimberly-Clark Corp.	7,345	836,889

		1,120,357

Pharmaceuticals — 4.8%
AbbVie, Inc.	40,422	3,726,504
Allergan PLC	5,580	745,823
AmerisourceBergen Corp.	1,507	112,121
Bristol-Myers Squibb Co.	34,767	1,807,189
Cardinal Health, Inc.	15,778	703,699

	Number of Shares	Value
Cigna Corp. (a)	15,083	$2,864,651
CVS Health Corp.	22,001	1,441,505
Eli Lilly & Co.	16,614	1,922,572
Johnson & Johnson	45,422	5,861,709
McKesson Corp.	15,085	1,666,440
Merck & Co., Inc.	51,583	3,941,457
Mylan NV (a)	12,047	330,088
Perrigo Co. PLC	2,200	85,250
Pfizer, Inc.	135,541	5,916,365
Zoetis, Inc.	2,100	179,634

		31,305,007

		81,846,031

Energy — 2.9%
Oil & Gas — 2.8%
Anadarko Petroleum Corp.	7,948	348,440
Apache Corp.	21	551
Cabot Oil & Gas Corp.	48	1,073
Chevron Corp.	39,758	4,325,273
Cimarex Energy Co.	11,900	733,635
ConocoPhillips	16,839	1,049,912
Devon Energy Corp.	40,847	920,691
EOG Resources, Inc.	978	85,291
EQT Corp.	97	1,832
Exxon Mobil Corp.	35,497	2,420,541
Helmerich & Payne, Inc.	60	2,876
Hess Corp.	16,932	685,746
HollyFrontier Corp.	27,300	1,395,576
Marathon Oil Corp.	106,627	1,529,031
Marathon Petroleum Corp.	27,900	1,646,379
Newfield Exploration Co. (a)	36,100	529,226
Noble Energy, Inc.	56	1,051
Occidental Petroleum Corp.	5,415	332,373
Phillips 66	12,369	1,065,589
Pioneer Natural Resources Co.	5,431	714,285
Valero Energy Corp.	10,440	782,687

		18,572,058

Oil & Gas Services — 0.1%
Baker Hughes a GE Co.	31	667
Halliburton Co.	167	4,439
National Oilwell Varco, Inc.	1,094	28,116
Schlumberger Ltd.	4,531	163,478
TechnipFMC PLC	8,340	163,297

		359,997

Pipelines — 0.0%
Kinder Morgan, Inc.	38	585
The Williams Cos., Inc.	48	1,058

		1,643

		18,933,698

The accompanying notes are an integral part of the financial statements.

19

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Financial — 11.0%
Banks — 4.8%
Bank of America Corp.	279,698	$6,891,759
The Bank of New York Mellon Corp.	16,807	791,106
BB&T Corp.	3,166	137,151
Citigroup, Inc.	81,551	4,245,545
Citizens Financial Group, Inc.	44,600	1,325,958
Comerica, Inc.	3,021	207,513
Fifth Third Bancorp	11,821	278,148
The Goldman Sachs Group, Inc.	12,980	2,168,309
Huntington Bancshares, Inc.	6,800	81,056
JP Morgan Chase & Co.	68,562	6,693,023
KeyCorp	32,764	484,252
M&T Bank Corp.	6,045	865,221
Morgan Stanley	44,697	1,772,236
Northern Trust Corp.	3,459	289,138
The PNC Financial Services Group, Inc.	1,508	176,300
Regions Financial Corp.	79,715	1,066,587
State Street Corp.	6,576	414,748
SunTrust Banks, Inc.	8,400	423,696
SVB Financial Group (a)	3,870	734,990
US Bancorp	7,602	347,411
Wells Fargo & Co.	17,416	802,529
Zions Bancorp NA	21,141	861,284

		31,057,960

Diversified Financial Services — 2.3%
Alliance Data Systems Corp.	8,190	1,229,155
American Express Co.	2,519	240,111
Ameriprise Financial, Inc.	11,356	1,185,226
Capital One Financial Corp.	9,452	714,477
The Charles Schwab Corp.	21,112	876,781
Discover Financial Services	1,783	105,161
E*TRADE Financial Corp.	31,561	1,384,897
Franklin Resources, Inc.	35,887	1,064,408
Intercontinental Exchange, Inc.	10,115	761,963
Invesco Ltd.	2,112	35,355
Jefferies Financial Group, Inc.	37	642
Mastercard, Inc. Class A	5,610	1,058,327
Nasdaq, Inc.	45	3,671
Raymond James Financial, Inc.	4,900	364,609
Synchrony Financial	65,400	1,534,284
T. Rowe Price Group, Inc.	4,706	434,458
Visa, Inc. Class A	32,632	4,305,466

		15,298,991

Insurance — 2.7%
Aflac, Inc.	14,844	676,293
The Allstate Corp.	4,235	349,938
American International Group, Inc.	46	1,813
Aon PLC	3,445	500,765
Assurant, Inc.	5,216	466,519

	Number of Shares	Value
Berkshire Hathaway, Inc. Class B (a)	35,876	$7,325,162
Brighthouse Financial, Inc. (a)	26	793
Chubb Ltd.	168	21,702
Cincinnati Financial Corp.	4,419	342,119
Everest Re Group Ltd.	3,000	653,280
The Hartford Financial Services Group, Inc.	5,952	264,566
Lincoln National Corp.	24,251	1,244,319
Loews Corp.	4,483	204,066
Marsh & McLennan Cos., Inc.	5,813	463,587
MetLife, Inc.	32,190	1,321,721
Principal Financial Group, Inc.	8,129	359,058
The Progressive Corp.	18,114	1,092,818
Prudential Financial, Inc.	9,337	761,432
Torchmark Corp.	3,282	244,607
The Travelers Cos., Inc.	2,287	273,868
Unum Group	43,731	1,284,817

		17,853,243

Real Estate — 0.1%
CBRE Group, Inc. Class A (a)	8,087	323,803

Real Estate Investment Trusts (REITS) — 1.0%
American Tower Corp.	119	18,825
Apartment Investment & Management Co. Class A	85	3,730
AvalonBay Communities, Inc.	2,081	362,198
Boston Properties, Inc.	3	338
Crown Castle International Corp.	8,230	894,025
Digital Realty Trust, Inc.	280	29,834
Duke Realty Corp.	9,000	233,100
Equinix, Inc.	120	42,307
Equity Residential	56	3,697
Essex Property Trust, Inc.	1,500	367,815
Extra Space Storage, Inc.	7,000	633,360
HCP, Inc.	35	977
Host Hotels & Resorts, Inc.	27,837	464,043
Iron Mountain, Inc.	48	1,556
Kimco Realty Corp.	2,767	40,536
Mid-America Apartment Communities, Inc.	60	5,742
Prologis, Inc.	738	43,335
Public Storage	203	41,089
Simon Property Group, Inc.	8,305	1,395,157
SL Green Realty Corp.	18,490	1,462,189
Ventas, Inc.	1,025	60,055
Vornado Realty Trust	1,373	85,167
Welltower, Inc.	2,100	145,761
Weyerhaeuser Co.	26	568

		6,335,404

Savings & Loans — 0.1%
People’s United Financial, Inc.	25,351	365,815

		71,235,216

The accompanying notes are an integral part of the financial statements.

20

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Industrial — 4.5%
Aerospace & Defense — 0.9%
Arconic, Inc.	8	$135
The Boeing Co.	9,802	3,161,145
General Dynamics Corp.	602	94,640
Harris Corp.	770	103,681
L3 Technologies, Inc.	970	168,450
Lockheed Martin Corp.	1,530	400,615
Northrop Grumman Corp.	348	85,225
Raytheon Co.	159	24,383
United Technologies Corp.	14,543	1,548,539

		5,586,813

Building Materials — 0.1%
Johnson Controls International PLC	19,765	586,032
Masco Corp.	25	731
Vulcan Materials Co.	5	494

		587,257

Electrical Components & Equipment — 0.1%
AMETEK, Inc.	7,700	521,290
Emerson Electric Co.	4,869	290,923

		812,213

Electronics — 0.4%
Agilent Technologies, Inc.	4,763	321,312
Allegion PLC	1,633	130,167
Amphenol Corp. Class A	4,264	345,469
Corning, Inc.	21,667	654,560
FLIR Systems, Inc.	2,852	124,176
Fortive Corp.	5,878	397,706
Garmin Ltd.	2,100	132,972
Honeywell International, Inc.	652	86,142
PerkinElmer, Inc.	20	1,571
Waters Corp. (a)	1,540	290,521

		2,484,596

Engineering & Construction — 0.2%
Fluor Corp.	1,809	58,250
Jacobs Engineering Group, Inc.	17,420	1,018,373

		1,076,623

Environmental Controls — 0.3%
Pentair PLC	38,323	1,447,843
Republic Services, Inc.	337	24,295
Stericycle, Inc. (a)	97	3,559
Waste Management, Inc.	1,973	175,577

		1,651,274

Hand & Machine Tools — 0.0%
Snap-on, Inc.	1,171	170,134
Stanley Black & Decker, Inc.	9	1,078

		171,212

Machinery – Construction & Mining — 0.2%
Caterpillar, Inc.	11,225	1,426,361

	Number of Shares	Value
Machinery – Diversified — 0.4%
Cummins, Inc.	7,915	$1,057,760
Dover Corp.	5,173	367,024
Flowserve Corp.	24,270	922,745
Rockwell Automation, Inc.	493	74,187
Roper Technologies, Inc.	663	176,703
Xylem, Inc.	3,355	223,846

		2,822,265

Miscellaneous – Manufacturing — 0.6%
3M Co.	2	381
Eaton Corp. PLC	13,566	931,442
General Electric Co.	86	651
Illinois Tool Works, Inc.	285	36,107
Ingersoll-Rand PLC	9,600	875,808
Parker-Hannifin Corp.	8,608	1,283,797
Textron, Inc.	20,572	946,106

		4,074,292

Packaging & Containers — 0.2%
Ball Corp.	4	184
Packaging Corp. of America	750	62,595
Sealed Air Corp.	53	1,846
WestRock Co.	36,267	1,369,442

		1,434,067

Shipbuilding — 0.2%
Huntington Ingalls Industries, Inc.	6,930	1,318,848

Transportation — 0.9%
C.H. Robinson Worldwide, Inc.	6,620	556,676
CSX Corp.	19,307	1,199,544
Expeditors International of Washington, Inc.	126	8,579
Norfolk Southern Corp.	7,813	1,168,356
Union Pacific Corp.	16,712	2,310,100
United Parcel Service, Inc. Class B	4,880	475,946

		5,719,201

		29,165,022

Technology — 10.4%
Computers — 4.6%
Accenture PLC Class A	12,730	1,795,057
Apple, Inc.	108,627	17,134,823
Cognizant Technology Solutions Corp. Class A	10,256	651,051
DXC Technology Co.	16,979	902,773
Fortinet, Inc. (a)	22,600	1,591,718
Hewlett Packard Enterprise Co.	111,874	1,477,855
HP, Inc.	71,974	1,472,588
International Business Machines Corp.	15,040	1,709,597
NetApp, Inc.	22,098	1,318,588
Seagate Technology PLC	32,100	1,238,739
Western Digital Corp.	7,147	264,225

		29,557,014

The accompanying notes are an integral part of the financial statements.

21

MML Blend Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Office & Business Equipment — 0.0%
Xerox Corp.	836	$16,519

Semiconductors — 1.9%
Analog Devices, Inc.	1,072	92,010
Applied Materials, Inc.	1,939	63,483
Broadcom, Inc.	7,049	1,792,420
Intel Corp.	110,923	5,205,616
KLA-Tencor Corp.	2,179	194,999
Lam Research Corp.	1,193	162,451
Microchip Technology, Inc.	21	1,510
Micron Technology, Inc. (a)	29,817	946,093
NVIDIA Corp.	6	801
QUALCOMM, Inc.	45,900	2,612,169
Skyworks Solutions, Inc.	6,010	402,790
Texas Instruments, Inc.	5,974	564,543
Xilinx, Inc.	3,756	319,899

		12,358,784

Software — 3.9%
Activision Blizzard, Inc.	200	9,314
Adobe, Inc. (a)	9,350	2,115,344
Akamai Technologies, Inc. (a)	20,026	1,223,188
Autodesk, Inc. (a)	37	4,759
Broadridge Financial Solutions, Inc.	720	69,300
Cadence Design Systems, Inc. (a)	3,600	156,528
Citrix Systems, Inc.	17,837	1,827,579
Electronic Arts, Inc. (a)	867	68,415
Fidelity National Information Services, Inc.	5,500	564,025
Fiserv, Inc. (a)	3,352	246,338
Intuit, Inc.	2,470	486,219
Microsoft Corp.	145,735	14,802,304
Oracle Corp.	71,057	3,208,224
Paychex, Inc.	64	4,170
Red Hat, Inc. (a)	1	176
salesforce.com, Inc. (a)	664	90,948
Synopsys, Inc. (a)	600	50,544

		24,927,375

		66,859,692

Utilities — 1.7%
Electric — 1.7%
AES Corp.	55,887	808,126
Ameren Corp.	660	43,052
American Electric Power Co., Inc.	885	66,145
CenterPoint Energy, Inc.	23,731	669,926
CMS Energy Corp.	7,903	392,384
Consolidated Edison, Inc.	2,182	166,836
Dominion Energy, Inc.	1,716	122,625
DTE Energy Co.	3,020	333,106
Duke Energy Corp.	15,190	1,310,897
Edison International	426	24,184
Entergy Corp.	20,898	1,798,691

	Number of Shares	Value
Eversource Energy	812	$52,812
Exelon Corp.	22,140	998,514
FirstEnergy Corp.	580	21,779
NextEra Energy, Inc.	3,040	528,413
NRG Energy, Inc.	43,900	1,738,440
Pinnacle West Capital Corp.	1,396	118,939
PPL Corp.	11,618	329,138
Public Service Enterprise Group, Inc.	1,424	74,119
SCANA Corp.	47	2,246
Sempra Energy	2,231	241,372
The Southern Co.	3,622	159,078
WEC Energy Group, Inc.	4,542	314,579
Xcel Energy, Inc.	5,472	269,605

		10,585,006

Gas — 0.0%
NiSource, Inc.	713	18,075

		10,603,081

TOTAL COMMON STOCK (Cost $311,808,541)		388,531,701

PREFERRED STOCK — 0.1%
Financial — 0.1%
Insurance — 0.1%
The Allstate Corp., 3 mo. USD LIBOR + 3.165% 5.100% VRN	20,000	476,800

TOTAL PREFERRED STOCK (Cost $500,000)		476,800

TOTAL EQUITIES (Cost $312,308,541)		389,008,501

	Principal Amount
BONDS & NOTES — 38.6%

CORPORATE DEBT — 14.3%
Advertising — 0.0%
WPP Finance 2010 5.625% 11/15/43	$18,000	17,645

Aerospace & Defense — 0.0%
United Technologies Corp. 6.125% 7/15/38	80,000	91,658

Agriculture — 0.2%
Bunge Ltd. Finance Corp. 3.250% 8/15/26	442,000	387,268
4.350% 3/15/24	350,000	343,390
Reynolds American, Inc. 5.850% 8/15/45	320,000	297,289

		1,027,947

The accompanying notes are an integral part of the financial statements.

22

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Airlines — 0.3%
American Airlines Group, Inc. 5.500% 10/01/19 (c)	$1,379,000	$1,382,447
American Airlines Pass-Through Trust, Series 2014-1, Class B, 4.375% 4/01/24	29,616	29,302
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A, 4.100% 10/01/29	282,540	277,397
United Airlines Pass-Through Trust, Series 2018-1, Class B, 4.600% 9/01/27	95,000	95,040
WestJet Airlines Ltd. 3.500% 6/16/21 (c)	117,000	115,982

		1,900,168

Auto Manufacturers — 0.5%
Ford Motor Co. 5.291% 12/08/46	80,000	65,679
Ford Motor Credit Co. LLC 3.810% 1/09/24	450,000	415,288
4.140% 2/15/23	465,000	441,987
4.375% 8/06/23	475,000	449,939
General Motors Co. 4.200% 10/01/27	215,000	193,788
5.150% 4/01/38	130,000	111,067
General Motors Financial Co., Inc. 3.500% 11/07/24	740,000	676,619
4.150% 6/19/23	582,000	567,072
Volkswagen Group of America Finance LLC 4.625% 11/13/25 (c)	375,000	370,706

		3,292,145

Banks — 2.1%
Associated Banc-Corp. 4.250% 1/15/25	494,000	496,729
Banco Santander SA 3.125% 2/23/23	400,000	378,178
4.250% 4/11/27	200,000	186,860
Bank of America Corp. 4.183% 11/25/27	555,000	533,447
4.200% 8/26/24	225,000	223,155
3 mo. USD LIBOR + 1.814% 4.244% VRN 4/24/38	200,000	190,259
4.750% 4/21/45	125,000	123,297
6.110% 1/29/37	220,000	241,788
7.750% 5/14/38	95,000	122,862
Bank of Montreal 3.803% VRN 12/15/32 (d)	395,000	365,770
The Bank of Nova Scotia 4.500% 12/16/25	200,000	199,144
4.650% VRN 12/31/99 (d) (e)	415,000	359,753

	Principal Amount	Value
Barclays Bank PLC 10.179% 6/12/21 (c)	$190,000	$213,588
Barclays PLC 4.009% FRN 5/16/24 (d)	345,000	328,516
4.337% 1/10/28	260,000	240,588
BPCE SA 3.500% 10/23/27 (c)	420,000	381,602
CIT Group, Inc. 4.750% 2/16/24	480,000	462,000
Citigroup, Inc. 3.875% 3/26/25	562,000	543,560
8.125% 7/15/39	90,000	124,862
Credit Suisse AG 6.500% 8/08/23 (c)	350,000	364,875
Credit Suisse Group AG 4.282% 1/09/28 (c)	500,000	482,353
Deutsche Bank AG 3.150% 1/22/21	310,000	299,578
Discover Bank 4.682% VRN 8/09/28 (d)	495,000	484,407
First Republic Bank 4.375% 8/01/46	935,000	864,588
Fulton Financial Corp. 3.600% 3/16/22	230,000	228,453
The Goldman Sachs Group, Inc. 3.814% VRN 4/23/29 (d)	260,000	242,743
5.950% 1/15/27	212,000	223,236
6.250% 2/01/41	60,000	68,433
6.750% 10/01/37	200,000	225,857
HSBC Holdings PLC 4.250% 3/14/24	200,000	198,482
4.583% VRN 6/19/29 (d)	455,000	451,013
ING Groep NV 4.100% 10/02/23	410,000	409,751
JP Morgan Chase & Co. 3.625% 12/01/27	205,000	190,766
5.600% 7/15/41	195,000	219,691
Morgan Stanley 4.350% 9/08/26	775,000	753,148
5.000% 11/24/25	275,000	280,409
Royal Bank of Scotland Group PLC 3 mo. USD LIBOR + 1.480% 3.498% VRN 5/15/23	350,000	336,566
SVB Financial Group 3.500% 1/29/25	400,000	383,209
Turkiye Garanti Bankasi AS 4.750% 10/17/19 (c)	445,000	438,948
Valley National Bancorp 5.125% 9/27/23	245,000	254,598
Wells Fargo & Co. 5.375% 11/02/43	159,000	165,928
5.606% 1/15/44	110,000	119,296

		13,402,286

The accompanying notes are an integral part of the financial statements.

23

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Beverages — 0.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.900% 2/01/46 (c)	$825,000	$765,093
Molson Coors Brewing Co. 4.200% 7/15/46	285,000	236,779
5.000% 5/01/42	60,000	56,476

		1,058,348

Biotechnology — 0.1%
Amgen, Inc. 5.150% 11/15/41	90,000	92,714
Celgene Corp. 3.450% 11/15/27	790,000	718,895
4.350% 11/15/47	200,000	168,421

		980,030

Building Materials — 0.2%
CRH America Finance, Inc. 3.950% 4/04/28 (c)	520,000	495,486
Standard Industries, Inc. 5.000% 2/15/27 (c)	771,000	674,625
5.375% 11/15/24 (c)	246,000	230,933
5.500% 2/15/23 (c)	178,000	174,440

		1,575,484

Chemicals — 0.5%
DowDuPont, Inc. 5.319% 11/15/38	365,000	375,834
Huntsman International LLC 5.125% 11/15/22	197,000	198,477
Incitec Pivot Finance LLC 6.000% 12/10/19 (c)	185,000	189,085
LYB International Finance BV 5.250% 7/15/43	175,000	166,835
The Mosaic Co. 4.050% 11/15/27	167,000	158,388
RPM International, Inc. 3.750% 3/15/27	65,000	61,718
SABIC Capital II BV 4.000% 10/10/23 (c)	255,000	253,725
4.500% 10/10/28 (c)	249,000	247,606
The Sherwin-Williams Co. 4.500% 6/01/47	105,000	94,685
Syngenta Finance NV 3.698% 4/24/20 (c)	760,000	754,493
4.441% 4/24/23 (c)	400,000	385,491
Yara International ASA 4.750% 6/01/28 (c)	570,000	568,127

		3,454,464

Commercial Services — 0.2%
The ADT Security Corp. 6.250% 10/15/21	1,122,000	1,137,428

	Principal Amount	Value
ERAC USA Finance LLC 6.700% 6/01/34 (c)	$78,000	$92,648

		1,230,076

Computers — 0.1%
Dell International LLC/EMC Corp. 6.020% 6/15/26 (c)	76,000	76,344
Leidos Holdings, Inc. 4.450% 12/01/20	835,000	828,737

		905,081

Diversified Financial Services — 1.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.300% 1/23/23	395,000	375,531
3.875% 1/23/28	980,000	855,250
4.500% 5/15/21	290,000	290,837
Affiliated Managers Group, Inc. 3.500% 8/01/25	590,000	573,332
Aircastle Ltd. 4.400% 9/25/23	190,000	186,869
5.000% 4/01/23	525,000	527,063
Ally Financial, Inc. 4.125% 2/13/22	375,000	364,219
Antares Holdings LP 6.000% 8/15/23 (c)	495,000	489,329
Ares Finance Co. LLC 4.000% 10/08/24 (c)	355,000	339,206
Discover Financial Services 4.100% 2/09/27	485,000	452,781
GE Capital International Funding Co. Unlimited Co. 4.418% 11/15/35	200,000	167,513
Genpact Luxembourg Sarl 3.700% STEP 4/01/22	360,000	357,262
High Street Funding Trust I 4.111% 2/15/28 (c)	500,000	491,020
International Lease Finance Corp. 5.875% 8/15/22	135,000	141,407
Lazard Group LLC 3.625% 3/01/27	184,000	173,048
4.500% 9/19/28	285,000	285,054
Legg Mason, Inc. 5.625% 1/15/44	175,000	172,702
Neuberger Berman Group LLC/Neuberger Berman Finance Corp. 4.500% 3/15/27 (c)	170,000	169,849

		6,412,272

Electric — 0.7%
The Cleveland Electric Illuminating Co. 3.500% 4/01/28 (c)	155,000	147,660
CMS Energy Corp. 4.700% 3/31/43	115,000	116,516
4.875% 3/01/44	390,000	407,098

The accompanying notes are an integral part of the financial statements.

24

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Duke Energy Corp. 3.750% 9/01/46	$195,000	$168,588
EDP Finance BV 3.625% 7/15/24 (c)	420,000	392,734
Entergy Louisiana LLC 4.950% 1/15/45	165,000	168,636
IPALCO Enterprises, Inc. 3.450% 7/15/20	615,000	614,217
3.700% 9/01/24	170,000	165,495
Israel Electric Corp. Ltd. 4.250% 8/14/28 (c)	425,000	403,716
7.250% 1/15/19 (c)	200,000	200,084
Nevada Power Co., Series N, 6.650% 4/01/36	135,000	175,122
Oncor Electric Delivery Co. 7.500% 9/01/38	40,000	55,927
Pacific Gas & Electric Co. 5.800% 3/01/37	120,000	111,211
Pennsylvania Electric Co. 4.150% 4/15/25 (c)	295,000	298,599
Puget Energy, Inc. 3.650% 5/15/25	350,000	342,146
Southwestern Electric Power Co. 6.200% 3/15/40	180,000	213,024
Xcel Energy, Inc. 6.500% 7/01/36	590,000	742,234

		4,723,007

Electronics — 0.1%
Arrow Electronics, Inc. 3.250% 9/08/24	555,000	516,766
3.875% 1/12/28	145,000	132,083
4.500% 3/01/23	80,000	81,020
Ingram Micro, Inc. 5.450% STEP 12/15/24	203,000	197,437

		927,306

Forest Products & Paper — 0.0%
Fibria Overseas Finance Ltd. 4.000% 1/14/25	250,000	235,750

Gas — 0.1%
NiSource, Inc. 4.800% 2/15/44	285,000	275,926
5.800% 2/01/42	175,000	193,895
Spire, Inc. 4.700% 8/15/44	290,000	293,665

		763,486

Health Care – Products — 0.1%
Becton Dickinson & Co. 3.700% 6/06/27	295,000	279,022
Becton Dickinson and Co. 4.685% 12/15/44	225,000	210,592

	Principal Amount	Value
Zimmer Biomet Holdings, Inc. 4.450% 8/15/45	$265,000	$240,560

		730,174

Health Care – Services — 0.1%
Advocate Health & Hospitals Corp. 3.829% 8/15/28	165,000	169,877
Humana, Inc. 3.950% 3/15/27	82,000	80,113
4.800% 3/15/47	125,000	125,098

		375,088

Home Builders — 0.2%
Lennar Corp. 4.500% 11/15/19	766,000	760,255
4.750% 5/30/25	200,000	187,500
PulteGroup, Inc. 5.000% 1/15/27	300,000	271,500

		1,219,255

Housewares — 0.0%
Newell Brands, Inc. 3.850% 4/01/23	225,000	221,703

Insurance — 1.3%
The Allstate Corp. 3 mo. USD LIBOR + 2.938% 5.750% VRN 8/15/53	990,000	965,250
American International Group, Inc. 4.200% 4/01/28	360,000	346,811
4.500% 7/16/44	200,000	178,486
4.750% 4/01/48	75,000	68,634
5.750% VRN 4/01/48 (d)	425,000	369,750
AmTrust Financial Services, Inc. 6.125% 8/15/23	495,000	447,304
Arch Capital Group US, Inc. 5.144% 11/01/43	170,000	178,061
The Athene Holding Ltd. 4.125% 1/12/28	1,405,000	1,276,246
AXIS Specialty Finance PLC 4.000% 12/06/27	665,000	636,409
CNA Financial Corp. 3.450% 8/15/27	185,000	172,124
CNO Financial Group, Inc. 4.500% 5/30/20	133,000	131,338
5.250% 5/30/25	465,000	442,913
Enstar Group Ltd. 4.500% 3/10/22	370,000	372,470
The Progressive Corp. 5.375% VRN 12/31/99 (d) (e)	200,000	187,410
Prudential Financial, Inc. 5.700% VRN 9/15/48 (d)	480,000	446,400
Trinity Acquisition PLC 4.400% 3/15/26	195,000	193,775

The accompanying notes are an integral part of the financial statements.

25

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
USF&G Capital I 8.500% 12/15/45 (c)	$150,000	$205,702
Voya Financial, Inc. 4.700% VRN 1/23/48 (d)	180,000	141,750
Willis North America, Inc. 4.500% 9/15/28	480,000	476,237
7.000% 9/29/19	97,000	99,226
XLIT Ltd. 4.450% 3/31/25	758,000	753,279
5.500% 3/31/45	100,000	103,404

		8,192,979

Internet — 0.1%
Amazon.com, Inc. 4.050% 8/22/47	425,000	415,267
Tencent Holdings Ltd. 3.595% 1/19/28 (c)	225,000	211,402

		626,669

Investment Companies — 0.3%
Ares Capital Corp. 3.500% 2/10/23	710,000	674,841
3.875% 1/15/20	525,000	526,102
BlackRock TCP Capital Corp. 4.125% 8/11/22	470,000	452,897
FS KKR Capital Corp. 4.000% 7/15/19	505,000	504,429

		2,158,269

Iron & Steel — 0.3%
ArcelorMittal 5.125% 6/01/20	320,000	325,311
5.250% STEP 8/05/20	718,000	728,563
Vale Overseas Ltd. 5.875% 6/10/21	475,000	498,156
6.875% 11/21/36	230,000	263,005

		1,815,035

Lodging — 0.1%
MGM Resorts International 6.625% 12/15/21	416,000	426,400

Machinery – Diversified — 0.1%
CNH Industrial Capital LLC 3.875% 10/15/21	700,000	695,310

Media — 0.3%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125% 5/01/27 (c)	200,000	186,280
Charter Communications Operating LLC/Charter Communications Operating Capital 3.579% 7/23/20	470,000	469,493
6.484% 10/23/45	225,000	231,286
Comcast Corp. 3.400% 7/15/46	220,000	182,287

	Principal Amount	Value
Discovery Communications LLC 3.950% 3/20/28	$400,000	$370,895
5.000% 9/20/37	160,000	148,412
Time Warner Cable, Inc. 6.750% 6/15/39	110,000	111,774
8.250% 4/01/19	45,000	45,505
8.750% 2/14/19	65,000	65,363
Warner Media LLC 6.250% 3/29/41	25,000	26,989

		1,838,284

Mining — 0.3%
Glencore Finance Canada Ltd. 5.550% STEP 10/25/42 (c)	149,000	134,118
Glencore Funding LLC 3.875% 10/27/27 (c)	160,000	143,037
4.625% 4/29/24 (c)	600,000	594,744
Kinross Gold Corp. 4.500% 7/15/27	166,000	143,382
5.125% 9/01/21	900,000	897,750

		1,913,031

Miscellaneous – Manufacturing — 0.1%
General Electric Co. 2.700% 10/09/22	245,000	227,342
4.125% 10/09/42	520,000	406,298

		633,640

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc. 3.875% STEP 9/15/20	135,000	131,963
3.875% STEP 10/01/21	485,000	454,081

		586,044

Oil & Gas — 1.0%
Anadarko Petroleum Corp. 6.450% 9/15/36	250,000	269,999
6.600% 3/15/46	257,000	283,774
Antero Resources Corp. 5.375% 11/01/21	1,264,000	1,219,760
Cenovus Energy, Inc. 3.000% 8/15/22	200,000	189,862
4.250% 4/15/27	550,000	500,952
6.750% 11/15/39	100,000	97,591
Continental Resources, Inc. 4.375% 1/15/28	260,000	244,598
Diamondback Energy, Inc. 4.750% 11/01/24 (c)	428,000	413,020
Encana Corp. 6.500% 2/01/38	80,000	86,735
EQT Corp. 3.900% 10/01/27	840,000	724,149
Helmerich & Payne, Inc. 4.650% 3/15/25 (c)	190,000	193,734

The accompanying notes are an integral part of the financial statements.

26

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Marathon Petroleum Corp. 4.500% 4/01/48 (c)	$85,000	$71,347
4.750% 9/15/44	100,000	88,186
6.500% 3/01/41	170,000	183,386
Nabors Industries, Inc. 5.500% 1/15/23 (b)	215,000	170,650
Newfield Exploration Co. 5.750% 1/30/22	417,000	421,170
Patterson-UTI Energy, Inc. 3.950% 2/01/28	160,000	146,719
PBF Holding Co. LLC/PBF Finance Corp. 7.000% 11/15/23	175,000	167,125
Petroleos Mexicanos 3.500% 1/30/23	100,000	90,500
4.625% 9/21/23	100,000	93,850
5.350% 2/12/28	190,000	165,775
5.500% 1/21/21	635,000	632,441
6.375% 1/23/45	80,000	64,400
6.500% 3/13/27	60,000	56,400
6.625% 6/15/38	37,000	31,635

		6,607,758

Oil & Gas Services — 0.1%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 3.337% 12/15/27	75,000	69,007
National Oilwell Varco, Inc. 3.950% 12/01/42	366,000	292,094

		361,101

Packaging & Containers — 0.1%
Amcor Finance USA, Inc. 3.625% 4/28/26 (c)	715,000	677,080

Pharmaceuticals — 0.6%
AbbVie, Inc. 4.700% 5/14/45	490,000	445,612
Bayer US Finance II LLC 4.400% 7/15/44 (c)	615,000	526,368
CVS Health Corp. 4.300% 3/25/28	173,000	169,126
5.050% 3/25/48	380,000	369,592
6.125% 9/15/39	175,000	193,839
CVS Pass-Through Trust 5.926% 1/10/34 (c)	263,486	283,778
Express Scripts Holding Co. 4.500% 2/25/26	280,000	283,789
4.800% 7/15/46	195,000	186,941
McKesson Corp. 4.883% 3/15/44	60,000	57,745
6.000% 3/01/41	125,000	138,399
Mylan, Inc. 3.125% 1/15/23 (c)	225,000	210,989
Teva Pharmaceutical Finance IV LLC 2.250% 3/18/20	200,000	194,629

	Principal Amount	Value
Teva Pharmaceutical Finance Netherlands III BV 1.700% 7/19/19	$51,000	$50,208
2.200% 7/21/21	895,000	822,695
4.100% 10/01/46	75,000	49,573

		3,983,283

Pipelines — 1.0%
Andeavor Logistics LP 6.875% VRN 12/31/99 (d) (e)	300,000	267,000
Andeavor Logistics LP/Tesoro Logistics Finance Corp. 6.250% 10/15/22	97,000	98,940
Energy Transfer LP 5.875% 1/15/24	200,000	203,500
7.500% 10/15/20	425,000	442,000
Energy Transfer Operating LP 4.200% 4/15/27	440,000	410,050
6.125% 12/15/45	75,000	73,350
6.250% VRN 12/31/99 (d) (e)	540,000	451,913
6.500% 2/01/42	100,000	99,803
EnLink Midstream Partners LP 4.150% 6/01/25	475,000	428,230
4.850% 7/15/26	149,000	134,363
Enterprise Products Operating LLC 5.375% VRN 2/15/78 (d)	195,000	161,233
EQM Midstream Partners LP 4.750% 7/15/23	500,000	498,925
Kinder Morgan Energy Partners LP 6.375% 3/01/41	65,000	68,985
6.500% 2/01/37	120,000	129,275
6.550% 9/15/40	90,000	97,145
6.950% 1/15/38	10,000	11,154
MPLX LP 4.500% 4/15/38	195,000	170,303
4.800% 2/15/29	115,000	114,717
5.200% 3/01/47	35,000	32,217
Phillips 66 Partners LP 4.680% 2/15/45	28,000	25,215
Plains All American Pipeline LP 6.125% VRN 12/31/99 (d) (e)	585,000	491,400
Plains All American Pipeline LP/PAA Finance Corp. 4.500% 12/15/26	320,000	308,224
4.700% 6/15/44	100,000	85,807
Sabine Pass Liquefaction LLC 4.200% 3/15/28	240,000	229,564
Sunoco Logistics Partners Operations LP 4.000% 10/01/27	230,000	210,667
5.300% 4/01/44	75,000	66,226
Western Gas Partners LP 4.000% 7/01/22	781,000	774,312
4.500% 3/01/28	105,000	98,146

		6,182,664

The accompanying notes are an integral part of the financial statements.

27

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Private Equity — 0.1%
Hercules Capital, Inc. 4.625% 10/23/22	$470,000	$458,649
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.250% 2/01/22	550,000	543,125

		1,001,774

Real Estate Investment Trusts (REITS) — 0.4%
American Tower Trust #1 3.652% 3/15/48 (c)	310,000	309,652
Healthcare Trust of America Holdings LP 3.500% 8/01/26	375,000	352,467
Host Hotels & Resorts LP 3.875% 4/01/24	245,000	241,696
Kimco Realty Corp. 3.300% 2/01/25	160,000	152,500
Mid-America Apartments LP 3.600% 6/01/27	155,000	149,578
National Retail Properties, Inc. 4.300% 10/15/28	155,000	155,764
SBA Tower Trust 2.877% 7/15/46 (c)	200,000	196,332
3.156% 10/10/45 (c)	210,000	207,906
3.168% 4/09/47 (c)	260,000	255,631
VEREIT Operating Partnership LP 4.625% 11/01/25	260,000	260,485
Weingarten Realty Investors 3.250% 8/15/26	85,000	78,665

		2,360,676

Retail — 0.3%
Dollar Tree, Inc. 4.000% 5/15/25	375,000	360,508
4.200% 5/15/28	320,000	303,103
El Puerto de Liverpool SAB de CV 3.950% 10/02/24 (c)	445,000	417,192
The Home Depot, Inc. 5.950% 4/01/41	150,000	184,066
QVC, Inc. 4.375% 3/15/23	260,000	249,479
5.125% 7/02/22	280,000	282,957

		1,797,305

Semiconductors — 0.1%
Marvell Technology Group Ltd. 4.200% 6/22/23	275,000	274,204
Microchip Technology, Inc. 3.922% 6/01/21 (c)	165,000	163,678

		437,882

Software — 0.1%
Microsoft Corp. 4.450% 11/03/45	530,000	562,139

	Principal Amount	Value
Telecommunications — 0.5%
AT&T, Inc. 3.400% 5/15/25	$200,000	$188,331
4.750% 5/15/46	600,000	532,736
5.250% 3/01/37	95,000	93,312
CenturyLink, Inc. 6.150% 9/15/19	140,000	141,789
Cisco Systems, Inc. 5.500% 1/15/40	55,000	64,896
Crown Castle Towers LLC 4.241% 7/15/48 (c)	250,000	248,788
Ericsson LM 4.125% 5/15/22	730,000	718,039
Hughes Satellite Systems Corp. 6.500% 6/15/19	175,000	176,531
Sprint Communications, Inc. 9.250% 4/15/22	410,000	468,425
Telefonica Emisiones SAU 4.665% 3/06/38	180,000	162,826
Verizon Communications, Inc. 6.550% 9/15/43	149,000	175,757

		2,971,430

Transportation — 0.1%
Autoridad del Canal de Panama 4.950% 7/29/35 (c)	210,000	213,677
CSX Corp. 4.750% 11/15/48	155,000	156,682
Pacific National Finance Pty Ltd. 4.625% 9/23/20 (c)	105,000	106,332

		476,691

Trucking & Leasing — 0.2%
DAE Funding LLC 4.000% 8/01/20 (c)	173,000	168,675
Park Aerospace Holdings Ltd. 4.500% 3/15/23 (c)	250,000	233,750
5.250% 8/15/22 (c)	1,005,000	972,337

		1,374,762

TOTAL CORPORATE DEBT (Cost $95,224,763)		92,223,579

MUNICIPAL OBLIGATIONS — 0.3%
JobsOhio Beverage System Series B 4.532% 1/01/35	325,000	346,850
Orange County Local Transportation Authority BAB 6.908% 2/15/41	230,000	304,440
Panhandle-Plains Student Finance Corp., Series 2001-A2, 3.700% FRN 12/01/31 (d)	300,000	297,864

The accompanying notes are an integral part of the financial statements.

28

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
State of California BAB 7.550% 4/01/39	$650,000	$931,157
7.600% 11/01/40	105,000	152,902

		2,033,213

TOTAL MUNICIPAL OBLIGATIONS (Cost $2,009,589)		2,033,213

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 11.8%
Automobile ABS — 0.5%
Hertz Vehicle Financing II LP Series 2018-1A, Class A, 3.290% 2/25/24 (c)	1,240,000	1,219,627
Series 2018-1A, Class B, 3.600% 2/25/24 (c)	650,000	641,445
Oscar US Funding Trust II, Series 2015-1A, Class A4 2.440% 6/15/22 (c)	248,343	247,597
Oscar US Funding Trust V, Series 2016-2A, Class A4 2.990% 12/15/23 (c)	690,000	686,830
Oscar US Funding Trust VI, Series 2017-1A, Class A4 3.300% 5/10/24 (c)	150,000	150,100

		2,945,599

Commercial MBS — 1.0%
Aventura Mall Trust, Series 2018-AVM, Class C, 4.112% VRN 7/05/40 (c) (d)	710,000	703,894
BAMLL Commercial Mortgage Securities Trust, Series 2018-DSNY, Class C, 3.805% FRN 9/15/34 (c) (d)	130,000	129,408
BANK, Series 2018-BN14, Class C, 4.598% VRN 9/15/60 (d)	210,000	206,172
BBCMS Mortgage Trust Series 2018-CHRS, Class B, 4.267% VRN 8/05/38 (c) (d)	350,000	347,447
Series 2018-CHRS, Class C, 4.267% VRN 8/05/38 (c) (d)	280,000	271,633
Series 2018-CHRS, Class D, 4.267% VRN 8/05/38 (c) (d)	210,000	198,808
BHMS Mortgage Trust, Series 2018-ATLS, Class B, 3.955% FRN 7/15/35 (c) (d)	850,000	842,111
BX Commercial Mortgage Trust, Series 2018-IND, Class E, 4.155% FRN 11/15/35 (c) (d)	419,374	413,223
Commercial Mortgage Pass-Through Certificates Series 2012-CR4, Class B, 3.703% 10/15/45 (c)	195,000	186,174

	Principal Amount	Value
Series 2014-UBS2, Class A5, 3.961% 3/10/47	$319,000	$327,032
Series 2015-CR23, Class C, 4.252% VRN 5/10/48 (d)	140,000	135,877
Series 2014-UBS5, Class B, 4.514% VRN 9/10/47 (d)	290,000	291,449
DBCCRE Mortgage Trust, Series 2014-ARCP, Class A 4.238% 1/10/34 (c)	165,000	168,881
DBUBS Mortgage Trust, Series 2011-LC1A, Class B, 5.471% VRN 11/10/46 (c) (d)	110,000	114,276
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, 5.666% VRN 7/10/38 (d)	122,181	123,336
GS Mortgage Securities Corp. II, Series 2012-GC6, Class AS 4.948% 1/10/45 (c)	100,000	103,737
JP Morgan Chase Commercial Mortgage Securities Trust Series 2016-JP2, Class AS, 3.056% 8/15/49	490,000	459,894
Series 2007-CB18, Class AM, 5.466% VRN 6/12/47 (d)	1,001	1,001
Morgan Stanley Capital I Trust Series 2018-H3, Class B, 4.620% 7/15/51	120,000	122,978
Series 2011-C2, Class B, 5.200% VRN 6/15/44 (c) (d)	250,000	256,742
MSCG Trust, Series 2018-SELF, Class C, 3.635% FRN 10/15/37 (c) (d)	90,000	88,396
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ, 5.481% VRN 8/15/39 (d)	10,422	10,447
Velocity Commercial Capital Loan Trust, Series 2016-2, Class AFX, 2.997% VRN 10/25/46 (d)	157,910	156,975
VNO Mortgage Trust, Series 2013-PENN, Class A 3.808% 12/13/29 (c)	240,000	242,238
Wells Fargo Commercial Mortgage Trust Series 2010-C1, Class A1, 3.349% 11/15/43 (c)	11,716	11,725
Series 2018-C45, Class AS, 4.405% VRN 6/15/51 (d)	240,000	245,535
Series 2018-C45, Class B, 4.556% 6/15/51	60,000	61,714
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class B 4.311% 8/15/45	190,000	191,512

		6,412,615

The accompanying notes are an integral part of the financial statements.

29

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Home Equity ABS — 0.0%
Mastr Asset-Backed Securities Trust, Series 2005-WMC1, Class M3, 1 mo. USD LIBOR + .720% 3.226% FRN 3/25/35	$24,049	$24,095

Other ABS — 5.2%
321 Henderson Receivables LLC Series 2005-1A, Class A1, 1 mo. USD LIBOR + .230% 2.685% FRN 11/15/40 (c)	58,671	55,873
Series 2015-1A, Class A, 3.260% 9/15/72 (c)	47,358	46,618
Aames Mortgage Investment Trust, Series 2004-1, Class M5, 1 mo. USD LIBOR + 1.725% 4.040% FRN 1/25/35	53,235	52,899
AASET Trust, Series 2017-1A, Class A 3.967% 5/16/42 (c)	1,252,822	1,250,667
AASET US Ltd., Series 2018-2A, Class A 4.454% 11/16/38 (c)	337,654	341,088
Adams Outdoor Advertising LP, Series 2018-1, Class A 4.810% 11/15/48 (c)	389,535	400,624
ALM VII Ltd., Series 2012-7A, Class A1R, 3 mo. USD LIBOR + 1.480% 3.916% FRN 10/15/28 (c)	410,000	410,205
Alterna Funding II LLC, Series 2015-1A, Class A 2.500% 2/15/24 (c)	24,531	24,408
Arbys Funding LLC, Series 2015-1A, Class A2 4.969% 10/30/45 (c)	310,400	321,302
Ascentium Equipment Receivables Trust, Series 2018-2A, Class D 4.150% 7/10/24 (c)	488,000	497,816
Assurant CLO III Ltd., Series 2018-2A, Class C, 4.409% FRN 10/20/31 (c) (d)	310,000	293,430
Atlas Senior Loan Fund VII Ltd., Series 2016-7A, Class A1R, 3.987% FRN 11/27/31 (c) (d)	960,000	952,535
Atrium XV, Series 15A, Class B, 4.526% FRN 1/23/31 (c) (d)	250,000	246,466
Avery Point III CLO Ltd., Series 2013-3A, Class AR, 3 mo. USD LIBOR + 1.120% 3.565% FRN 1/18/25 (c)	108,561	108,302
Bain Capital Credit CLO, Series 2017-1A, Class A1, 3 mo. USD LIBOR + 1.250% 3.719% FRN 7/20/30 (c)	400,000	397,284

	Principal Amount	Value
Benefit Street Partners CLO V-B Ltd., Series 2018-5BA, Class A1A, 3.559% FRN 4/20/31 (c) (d)	$260,000	$256,674
BlueVirgo Trust, Series 2015-1A, Class NOTE 3.000% 12/15/22 (c)	73,743	73,743
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A 2.940% 5/25/29 (c)	130,755	129,066
CAL Funding II Ltd., Series 2018-2A, Class A 4.340% 9/25/43 (c)	282,750	289,585
Capital Automotive REIT Series 2014-1A, Class A, 3.660% 10/15/44 (c)	160,000	159,671
Series 2017-1A, Class A2, 4.180% 4/15/47 (c)	137,667	138,721
Carlyle Global Market Strategies CLO Ltd. Series 2013-1A, Class A1R, 3 mo. USD LIBOR + 1.220% 3.834% FRN 8/14/30 (c)	750,000	741,903
Series 2018-4A, Class A2, 4.637% FRN 1/20/31 (c) (d)	720,000	712,379
Castlelake Aircraft Structured Trust, Series 2018-1, Class A 4.125% 6/15/43 (c)	308,576	313,442
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A 2.000% 12/10/23 (c)	10,178	10,121
CIFC Funding V Ltd., Series 2017-5A, Class A1, 3.629% FRN 11/16/30 (c) (d)	340,000	337,534
Clear Creek CLO Ltd., Series 2015-1A, Class AR, 3.669% FRN 10/20/30 (c) (d)	480,000	476,534
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460% 2.966% FRN 9/25/34	12,845	12,718
Crestline Denali CLO XIV Ltd., Series 2016-1A, Class A1R, 3.925% FRN 10/23/31 (c) (d)	250,000	248,619
Cronos Containers Program I Ltd., Series 2014-2A, Class A 3.270% 11/18/29 (c)	163,889	162,630
Diamond Resorts Owner Trust Series 2016-1, Class A, 3.080% 11/20/28 (c)	250,211	247,098
Series 2018-1, Class A, 3.700% 1/21/31 (c)	286,829	289,175
Domino’s Pizza Master Issuer LLC Series 2018-1A, Class A2I, 4.116% 7/25/48 (c)	308,450	304,610

The accompanying notes are an integral part of the financial statements.

30

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2017-1A, Class A23, 4.118% 7/25/47 (c)	$108,625	$109,625
Series 2015-1A, Class A2II, 4.474% 10/25/45 (c)	526,500	531,718
Drug Royalty Corp., Inc., Series 2012-1, Class A2 5.800% 7/15/24 (c)	4,872	4,865
Eaton Vance CLO Ltd., Series 2018-1A, Class B, 4.200% FRN 10/15/30 (c) (d)	700,000	692,770
Entegry New Orleans Storm Recovery Funding I LLC, Series 2015-1, Class A 2.670% 6/01/27	76,487	75,256
First Franklin Mortgage Loan Trust, Series 2004-FFH4, Class M6, 1 mo. USD LIBOR + 1.725% 4.231% FRN 1/25/35	420,000	427,902
Galaxy XX CLO Ltd., Series 2015-20A, Class AR, 3.469% FRN 4/20/31 (c) (d)	500,000	493,715
Global SC Finance II SRL, Series 2014-1A, Class A1 3.190% 7/17/29 (c)	139,583	137,932
Goodgreen Trust Series 2016-1A, Class A, 3.230% 10/15/52 (c)	337,117	331,657
Series 2017-2A, Class A, 3.260% 10/15/53 (c)	409,771	403,393
Series 2017-1A, Class A, 3.740% 10/15/52 (c)	156,933	158,584
Series 2018-1A, Class A, 3.930% VRN 10/15/53 (c) (d)	296,990	302,139
GSAMP Trust, Series 2005-AHL, Class M1, 1 mo. USD LIBOR + ..645% 3.151% FRN 4/25/35	14,048	13,949
Helios Issuer LLC, Series 2017-1A, Class A 4.940% 9/20/49 (c)	231,862	236,139
Hero Funding Trust Series 2016-3A, Class A1, 3.080% 9/20/42 (c)	187,746	183,724
Series 2017-3A, Class A1, 3.190% 9/20/48 (c)	223,372	221,037
Series 2016-4A, Class A1, 3.570% 9/20/47 (c)	195,107	197,394
Series 2018-1A, Class A2, 4.670% 9/20/48 (c)	424,976	442,438
Highbridge Loan Management Ltd. Series 12A-18, Class B, 4.222% FRN 7/18/31 (c) (d)	250,000	232,253
Series 13A-18, Class C, 4.586% FRN 10/15/30 (c) (d)	350,000	331,612

	Principal Amount	Value
Hilton Grand Vacations Trust Series 2013-A, Class A, 2.280% 1/25/26 (c)	$26,695	$26,569
Series 2018-AA, Class C, 4.000% 2/25/32 (c)	181,012	183,183
J.G. Wentworth XLII LLC, Series 2018-2A, Class A 3.960% 10/15/75 (c)	299,985	309,295
J.G. Wentworth XXXV LLC, Series 2015-2A, Class A 3.870% 3/15/58 (c)	89,074	90,706
J.G. Wentworth XXXVIII LLC, Series 2017-1A, Class B 5.430% 8/15/62 (c)	1,100,000	1,147,944
KDAC Aircraft Finance Ltd., Series 2017-1A, Class A 4.212% 12/15/42 (c)	385,002	385,508
KREF Ltd., Series 2018-FL1, Class C, 4.302% FRN 6/15/36 (c) (d)	210,000	205,847
Lendmark Funding Trust Series 2017-1A, Class A, 2.830% 12/22/25 (c)	200,000	197,400
Series 2018-1A, Class A, 3.810% 12/21/26 (c)	280,000	279,528
Madison Park Funding Ltd., Series 2018-29A, Class C, 4.448% FRN 10/18/30 (c) (d)	550,000	528,739
Madison Park Funding XXVIII Ltd., Series 2018-28A, Class B, 4.216% FRN 7/15/30 (c) (d)	430,000	421,556
Madison Park Funding XXXI Ltd., Series 2018-31A, Class B, 4.476% FRN 1/23/31 (c) (d)	250,000	244,800
Marble Point CLO XI Ltd., Series 2017-2A, Class A, 3.625% FRN 12/18/30 (c) (d)	1,000,000	987,510
Mariner Finance Issuance Trust Series 2017-BA, Class A, 2.920% 12/20/29 (c)	750,000	742,146
Series 2018-AA, Class A, 4.200% 11/20/30 (c)	602,000	608,705
Marlette Funding Trust, Series 2017-2A, Class B 3.190% 7/15/24 (c)	140,000	139,783
Mosaic Solar Loans LLC Series 2017-2A, Class A 3.820% 6/22/43 (c)	133,074	133,881
Series 2017-1A, Class A 4.450% 6/20/42 (c)	62,840	63,306
MP CLO III Ltd., Series 2013-1A, Class AR, 3.719% FRN 10/20/30 (c) (d)	300,000	297,817

The accompanying notes are an integral part of the financial statements.

31

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
NP Ferrum LLC Series 15-1A, Class A1, 2.707% 2/19/45 (c) (f)	$49,791	$49,235
Series 16-1A, Class A1, 3.968% 3/19/46 (c) (f)	149,880	151,524
NP SPE II LLC, Series 2017-1A, Class A2 4.219% 10/21/47 (c)	380,000	385,375
NRZ Advance Receivables Trust Series 2016-T3, Class AT3, 2.833% 10/16/51 (c)	1,650,000	1,627,732
Series 2016-T4, Class AT4, 3.107% 12/15/50 (c)	450,000	449,239
OHA Credit Partners XI Ltd., Series 2015-11A, Class CR, 4.652% FRN 1/20/32 (c) (d)	300,000	287,808
Orange Lake Timeshare Trust Series 2014-AA, Class A, 2.290% 7/09/29 (c)	25,591	25,173
Series 2016-A, Class B, 2.910% 3/08/29 (c)	125,191	124,335
Oxford Finance Funding Trust, Series 2016-1A, Class A 3.968% 6/17/24 (c)	166,833	167,350
Race Point VIII CLO Ltd., Series 2013-8A, Class AR, 3 mo. USD LIBOR + 1.340% 3.985% FRN 2/20/30 (c)	250,000	248,831
Sierra Timeshare Receivables Funding LLC Series 2015-3A, Class B, 3.080% 9/20/32 (c)	21,642	21,530
Series 2018-2A, Class C, 3.940% 6/20/35 (c)	226,957	228,747
SoFi Consumer Loan Program LLC, Series 2017-2, Class A 3.280% 2/25/26 (c)	232,853	232,332
Spirit Master Funding LLC, Series 2014-4A, Class A1 3.501% 1/20/45 (c)	159,450	158,728
SpringCastle America Funding LLC, Series 2016-AA, Class A 3.050% 4/25/29 (c)	137,515	136,185
SPS Servicer Advance Receivables Trust, Series 2016-T2, Class AT2 2.750% 11/15/49 (c)	670,000	668,753
Steele Creek CLO Ltd., Series 2018-2A, Class C, 4.573% FRN 8/18/31 (c) (d)	290,000	275,010
Store Master Funding I-VII, Series 2018-1A, Class A2 4.290% 10/20/48 (c)	259,105	266,351

	Principal Amount	Value
Structured Receivables Finance LLC, Series 2010-B, Class A 3.730% 8/15/36 (c)	$74,671	$73,301
Sunnova Helios II Issuer LLC, Series 2018-1A, Class A 4.870% 7/20/48 (c)	118,000	120,460
SuttonPark Structured Settlements LLC, Series 2017-1A, Class A 4.190% 1/15/71 (c)	345,306	335,725
Taco Bell Funding LLC, Series 2018-1A, Class A2II 4.940% 11/25/48 (c)	240,000	242,114
TAL Advantage VI LLC, Series 2017-1A, Class A 4.500% 4/20/42 (c)	342,065	348,895
TCI-Symphony CLO Ltd., Series 2016-1A, Class A, 3 mo. USD LIBOR + 1.480% 3.916% FRN 10/13/29 (c)	340,000	339,996
Textainer Marine Containers V Ltd., Series 2017-2A, Class A 3.520% 6/20/42 (c)	483,907	479,893
Trinity Rail Leasing L.P., Series 2018-1A, Class A2 4.620% 6/17/48 (c)	410,000	419,729
Trip Rail Master Funding LLC, Series 2017-1A, Class A2 3.736% 8/15/47 (c)	140,000	141,188
Triton Container Finance VI LLC Series 2017-1A, Class A, 3.520% 6/20/42 (c)	144,994	142,861
Series 2018-2A, Class A, 4.190% 6/22/43 (c)	446,500	449,413
Voya CLO Ltd., Series 2015-3A, Class A3R, 4.190% FRN 10/20/31 (c) (d)	300,000	293,826
VSE VOI Mortgage LLC, Series 2016-A, Class A 2.540% 7/20/33 (c)	196,197	192,987
WAVE Trust, Series 2017-1A, Class A 3.844% 11/15/42 (c)	641,690	642,457
Welk Resorts LLC Series 2015-AA, Class A, 2.790% 6/16/31 (c)	83,409	82,077
Series 2017-AA, Class B, 3.410% 6/15/33 (c)	217,253	213,670
Wendy’s Funding LLC Series 2015-1A, Class A2II, 4.080% 6/15/45 (c)	299,925	301,422
Series 2015-1A, Class A23, 4.497% 6/15/45 (c)	411,188	423,595
Wingstop Funding LLC, Series 2018-1, Class A2 4.970% 12/05/48 (c)	130,000	131,269

		33,705,181

The accompanying notes are an integral part of the financial statements.

32

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Student Loans ABS — 4.7%
Academic Loan Funding Trust, Series 2012-1A, Class A2, 1 mo. USD LIBOR + 1.100% 3.606% FRN 12/27/44 (c)	$438,985	$441,153
AccessLex Institute Series 2004-A, Class A3, 28 day ARS 1.699% FRN 7/01/39	400,000	394,150
Series 2003-A, Class A3, 3 mo. Treasury + 1.200% 3.590% FRN 7/01/38	70,461	68,786
CIT Education Loan Trust, Series 2005-1, Class B, 3 mo. USD LIBOR + .210% 2.998% FRN 6/15/43	772,809	724,017
College Loan Corp. Trust I, Series 2007-1, Class B2, 28 day ARS FRN1/25/47	130,000	103,360
DRB Prime Student Loan Trust Series 2016-R, Class A2, 3.070% 10/25/44 (c)	429,491	422,449
Series 2016-R, Class A1, 1 mo. USD LIBOR + 1.900% 4.406% FRN 10/25/44 (c)	429,491	432,497
Earnest Student Loan Program LLC Series 2016-D, Class A2, 2.720% 1/25/41 (c)	172,718	170,805
Series 2016-B, Class A2, 3.020% 5/25/34 (c)	123,172	122,766
Series 2016-C, Class A1, 1 mo. USD LIBOR + 1.850% 4.356% FRN 10/27/36 (c)	175,111	176,519
ECMC Group Student Loan Trust Series 2018-2A, Class A, 3.306% FRN 9/25/68 (c) (d)	531,343	530,895
Series 2017-1A, Class A, 1 mo. USD LIBOR + 1.200% 3.706% FRN 12/27/66 (c)	340,189	344,045
Series 2016-1A, Class A, 1 mo. USD LIBOR + 1.350% 3.856% FRN 7/26/66 (c)	480,234	489,345
EdLinc Student Loan Funding, Series 2017-A, Class A (Acquired 12/22/17, Cost $99,305), 3.350% FRN 12/01/47 (c) (d)	490,807	496,531
EdLinc Student Loan Funding Trust, Series 2012-1, Class B, 1 mo. USD LIBOR + 4.240% 6.746% FRN 11/26/40 (c)	270,000	321,055
Goal Capital Funding Trust, Series 2006-1, Class B, 3 mo. USD LIBOR + .450% 3.127% FRN 8/25/42	141,989	134,271

	Principal Amount	Value
KnowledgeWorks Foundation, Series 2010-1, Class A, 3 mo. USD LIBOR + .950% 3.639% FRN 2/25/42	$142,436	$142,865
Laurel Road Prime Student Loan Trust Series 2017-B, Class BFX, 3.020% 8/25/42 (c)	150,408	147,657
Series 2018-B, Class BFX, 3.720% 5/26/43 (c)	140,000	140,938
Navient Private Education Loan Trust, Series 2018-BA, Class A2B, 3.175% FRN 12/15/59 (c) (d)	150,000	150,420
Navient Private Education Refi Loan Trust, Series 2018-CA, Class B 4.220% 6/16/42 (c)	250,000	246,357
Navient Student Loan Trust Series 2016-1A, Class A, 1 mo. USD LIBOR + .700% 3.206% FRN 2/25/70 (c)	423,203	424,370
Series 2018-1A, Class A3, 3.226% FRN 3/25/67 (c) (d)	710,000	706,022
Series 2018-2A, Class A3, 3.256% FRN 3/25/67 (c) (d)	550,000	550,389
Series 2017-5A, Class A, 3.306% FRN 7/26/66 (c) (d)	425,940	426,660
Series 2018-3A, Class A3, 3.306% FRN 3/25/67 (c) (d)	750,000	740,720
Series 2016-5A, Class A, 1 mo. USD LIBOR + 1.250% 3.756% FRN 6/25/65 (c)	397,455	400,431
Series 2016-6A, Class A3, 1 mo. USD LIBOR + 1.300% 3.806% FRN 3/25/66 (c)	1,100,000	1,123,707
Series 2018-4A, Class B, 3.806% FRN 6/27/67 (c) (d)	750,000	749,999
Series 2014-1, Class B, 1 mo. USD LIBOR + 1.500% 4.006% FRN 6/25/48	220,000	216,779
Series 2014-8, Class B, 1 mo. USD LIBOR + 1.500% 4.006% FRN 7/26/49	155,000	155,873
Series 2015-3, Class B, 1 mo. USD LIBOR + 1.500% 4.006% FRN 10/25/58	150,000	152,139
Nelnet Private Education Loan Trust, Series 2016-A, Class A1B 3.600% 12/26/40 (c)	126,156	122,848
Nelnet Student Loan Trust Series 2005-4, Class A4R2, 28 day ARS 2.594% FRN 3/22/32	200,000	195,451
Series 2005-2, Class A5, 3 mo. USD LIBOR + .100% 2.924% FRN 3/23/37	264,528	262,023

The accompanying notes are an integral part of the financial statements.

33

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2006-3, Class B, 3 mo. USD LIBOR + .250% 3.072% FRN 6/25/41	$100,697	$92,523
Series 2013-5A, Class A, 1 mo. USD LIBOR + .630% 3.136% FRN 1/25/37 (c)	156,912	156,630
Series 2018-3A, Class A3, 3.256% FRN 9/27/66 (c) (d)	600,000	600,759
Series 2018-1A, Class A2, 3.266% FRN 5/25/66 (c) (d)	650,000	643,503
Series 2015-3A, Class B, 1 mo. USD LIBOR + 1.500% 4.006% FRN 6/25/54 (c)	150,000	147,968
North Carolina State Education Assistance Authority, Series 2011-2, Class A3, 3 mo. USD LIBOR + .800% 3.290% FRN 7/25/36	250,000	251,036
PHEAA Student Loan Trust, Series 2016-2A, Class A, 1 mo. USD LIBOR + .950% 3.456% FRN 11/25/65 (c)	409,350	411,391
SLC Student Loan Trust, Series 2006-1, Class A6, 3 mo. USD LIBOR + .160% 2.948% FRN 3/15/55	1,550,000	1,469,837
SLM Student Loan Trust Series 2005-5, Class A4, 3 mo. USD LIBOR + .140% 2.630% FRN 10/25/28	300,213	298,010
Series 2007-1, Class A6, 3 mo. USD LIBOR + .140% 2.630% FRN 1/27/42	150,000	144,344
Series 2005-3, Class B, 3 mo. USD LIBOR + .150% 2.640% FRN 4/25/40	171,009	157,476
Series 2006-10, Class A6, 3 mo. USD LIBOR + .150% 2.640% FRN 3/25/44	1,740,000	1,692,115
Series 2006-2, Class A6, ABS, 3 mo. USD LIBOR + .170% 2.660% FRN 1/25/41	533,975	516,721
Series 2005-4, Class B, 3 mo. USD LIBOR + .180% 2.670% FRN 7/25/55	285,500	268,345
Series 2006-5, Class B, 3 mo. USD LIBOR + .210% 2.700% FRN 10/25/40	366,336	347,760
Series 2005-6, Class B, 3 mo. USD LIBOR + .290% 2.780% FRN 1/25/44	396,989	368,375
Series 2004-1 Class B, 3 mo. USD LIBOR + .500% 2.990% FRN 7/25/39	352,743	334,895

	Principal Amount	Value
Series 2005-9, Class A7A, 3 mo. EURIBOR + .600% 3.090% FRN 1/25/41	$610,000	$604,878
Series 2003-14, Class A7, 3 mo. USD LIBOR + .600% 3.090% FRN 10/25/65 (c)	2,950,000	2,941,792
Series 2005-5, Class A5, 3 mo. USD LIBOR + .750% 3.240% FRN 10/25/40	1,300,000	1,289,442
Series 2002-7, Class A11, 28 day ARS 4.080% FRN 3/15/28	160,000	160,000
Series 2002-7, Class A10, 28 day ARS 4.088% FRN 3/15/28	129,000	129,000
Series 2003-5, Class A9, 28 day ARS 4.480% FRN 6/15/30	350,000	350,000
Series 2003-5, Class A7, 28 day ARS 4.490% FRN 6/15/30	50,000	50,000
Series 2002-7, Class B, 28 day ARS 5.073% FRN 12/15/39	550,000	551,986
SMB Private Education Loan Trust Series 2016-B, Class A2A, 2.430% 2/17/32 (c)	194,355	190,908
Series 2017-A, Class B, 3.500% 6/17/41 (c)	300,000	290,940
Series 2017-B, Class B, 3.500% 12/16/41 (c)	150,000	146,487
Series 2015-B, Class A2B, 1 mo. USD LIBOR + 1.200% 3.655% FRN 7/15/27 (c)	133,026	133,838
Series 2018-C, Class B, 4.000% 11/17/42 (c)	300,000	297,062
SoFi Professional Loan Program LLC Series 2015-A, Class RC, 0.000% 3/25/33 (c)	100	103,750
Series 2017-D, Class R1, 0.000% 9/25/40 (c)	1,000,000	645,250
Series 2018-A, Class R1, 0.000% 2/25/42 (c)	1,000,000	718,200
Series 2018-D, Class R1, 0.000% 2/25/48 (c)	968,900	333,786
Series 2017-A, Class B, 3.440% VRN 3/26/40 (c) (d)	180,000	175,798
Series 2017-D, Class BFX, 3.610% 9/25/40 (c)	500,000	485,897
Series 2016-B, Class A1, 1 mo. USD LIBOR + 1.200% 3.706% FRN 6/25/33 (c)	142,268	144,059
South Carolina Student Loan Corp. Series 2014-1, Class A2, 1 mo. USD LIBOR + 1.000% 3.349% FRN 1/03/33	290,000	292,578

The accompanying notes are an integral part of the financial statements.

34

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2010-1, Class A3, 3 mo. USD LIBOR + 1.050% 3.540% FRN 10/27/36	$170,000	$171,363

		30,536,994

WL Collateral CMO — 0.4%
Countrywide Home Loans, Inc. Series 2004-2, Class 1A1, 3.714% VRN 2/25/34 (d)	19,627	18,987
Series 2003-42, Class 1A1, 3.991% VRN 9/25/33 (d)	4,205	3,809
Deephaven Residential Mortgage Trust Series 2018-1A, Class A1, 2.976% VRN 12/25/57 (c) (d)	430,078	423,858
Series 2018-1A, Class A3, 3.202% VRN 12/25/57 (c) (d)	122,879	121,575
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, 4.104% VRN 8/25/34 (d)	5,963	5,709
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, 3.944% VRN 8/25/34 (d)	41,144	38,789
JP Morgan Mortgage Trust, Series 2017-1, Class A11, 3.500% VRN 1/25/47 (c) (d)	471,427	460,290
Merrill Lynch Mortgage Investors, Inc. Series 2004-A1, Class IA, 3.792% VRN 2/25/34 (d)	3,598	3,333
Series 2003-A4, Class IA, 4.597% VRN 7/25/33 (d)	2,849	2,756
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A, 5.356% FRN 2/25/23 (c) (d)	200,000	200,430
PSMC Trust, Series 2018-2, Class A1, 3.500% VRN 6/25/48 (c) (d)	628,656	615,907
Sequoia Mortgage Trust Series 2018-CH2, Class A3, 4.000% VRN 6/25/48 (c) (d)	539,082	540,563
Series 2018-CH4, Class A2, 4.000% VRN 10/25/48 (c) (d)	394,377	400,638
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, 4.347% VRN 3/25/34 (d)	23,097	22,239
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR2, Class A, 12 mo. MTA + 1.400% 3.557% FRN 4/25/44	63,711	61,510

		2,920,393

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $76,557,256)		76,544,877

	Principal Amount	Value

SOVEREIGN DEBT OBLIGATIONS — 0.3%
Colombia Government International Bond 6.125% 1/18/41	$620,000	$669,600
Mexico Government International Bond 4.750% 3/08/44	954,000	867,186
6.750% 9/27/34	160,000	182,256

		1,719,042

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $1,903,905)		1,719,042

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 10.3%
Collateralized Mortgage Obligations — 0.1%
Federal Home Loan Mortgage Corp. Series 2617, Class Z, 5.500% 5/15/33	188,375	204,864
Series 2693, Class Z, 5.500% 10/15/33	344,415	369,385

		574,249

Pass-Through Securities — 10.2%
Federal Home Loan Mortgage Corp. Pool #Q42045 3.500% 7/01/46	98,570	99,013
Pool #Q41916 3.500% 7/01/46	243,689	244,784
Pool #Q44275 3.500% 11/01/46	203,154	204,003
Pool #Q44277 3.500% 11/01/46	93,323	93,596
Pool #Q52216 3.500% 11/01/47	618,277	618,156
Pool #V83764 4.000% 12/01/47	1,862,628	1,900,317
Pool #V83796 4.000% 12/01/47	2,715,844	2,770,797
Pool #Q52834 4.000% 12/01/47	235,391	240,081
Pool #V83962 4.000% 2/01/48	427,473	436,123
Pool #Q57232 4.000% 7/01/48	395,448	403,233
Pool #C55867 7.500% 2/01/30	37,528	41,534
Pool #C01079 7.500% 10/01/30	6,011	6,860
Pool #C01135 7.500% 2/01/31	19,251	21,905
Pool #C00470 8.000% 8/01/26	12,579	14,115
Pool #G00924 8.000% 3/01/28	12,646	14,164
Federal National Mortgage Association Pool #MA2806 3.000% 11/01/46	3,932,247	3,840,238
Pool #BM3564 3.000% 7/01/47	1,279,690	1,249,347
Pool #AV2325 3.500% 12/01/28	120,718	122,633
Pool #AV1897 3.500% 12/01/28	38,665	39,279
Pool #AS1304 3.500% 12/01/28	233,299	236,999
Pool #BF0196 3.500% 2/01/41	282,667	284,975
Pool #MA1356 3.500% 2/01/43	1,583,599	1,593,558
Pool #BM3994 3.500% 1/01/44	272,745	274,460
Pool #CA1073 3.500% 1/01/48	3,245,340	3,245,467
Pool #BJ0686 4.000% 4/01/48	801,684	817,812
Pool #CA2039 4.000% 7/01/48	905,146	923,780
Pool #CA1951 4.000% 7/01/48	732,027	747,210

The accompanying notes are an integral part of the financial statements.

35

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #725692 1 year CMT + 2.138% 4.318% FRN 10/01/33	$34,301	$35,971
Pool #888586 1 year CMT + 2.199% 4.379% FRN 10/01/34	59,972	63,042
Pool #CA1952 4.500% 6/01/48	536,918	557,388
Pool #CA1909 4.500% 6/01/48	2,140,231	2,217,146
Pool #BK7877 4.500% 7/01/48	318,544	330,689
Pool #AD6437 5.000% 6/01/40	80,377	85,539
Pool #AD6996 5.000% 7/01/40	544,828	578,114
Pool #AL8173 5.000% 2/01/44	211,390	223,975
Pool #564594 7.000% 1/01/31	9,733	10,912
Pool #572844 7.000% 4/01/31	22,175	25,284
Pool #253795 7.000% 5/01/31	47,087	53,370
Pool #499386 7.500% 9/01/29	1,155	1,314
Pool #521006 7.500% 12/01/29	441	503
Pool #522769 7.500% 12/01/29	62	70
Pool #252981 7.500% 1/01/30	6,749	7,655
Pool #531196 7.500% 2/01/30	859	970
Pool #530520 7.500% 3/01/30	10,521	11,857
Pool #530299 7.500% 3/01/30	235	260
Pool #524317 7.500% 3/01/30	1,011	1,155
Pool #253183 7.500% 4/01/30	2,782	3,152
Pool #253265 7.500% 5/01/30	1,350	1,518
Pool #536949 8.000% 5/01/30	1,390	1,617
Pool #526380 8.000% 5/01/30	3,323	3,867
Pool #535351 8.000% 6/01/30	2,501	2,882
Pool #253481 8.000% 10/01/30	1,747	2,015
Pool #190317 8.000% 8/01/31	741	855
Pool #602008 8.000% 8/01/31	2,348	2,697
Pool #596656 8.000% 8/01/31	397	407
Federal National Mortgage Association TBA Pool #1963 3.500% 2/01/48 (g)	3,875,000	3,873,183
Pool #9174 4.000% 5/01/48 (g)	12,500,000	12,741,211
Pool #18718 4.500% 6/01/48 (g)	9,325,000	9,652,832
Government National Mortgage Association Pool #783896 3.500% 5/15/44	755,561	764,828
Pool #337539 7.000% 7/15/23	386	409
Pool #363066 7.000% 8/15/23	3,333	3,547
Pool #362651 7.000% 10/15/23	2,146	2,186
Pool #354674 7.000% 10/15/23	3,022	3,213
Pool #352021 7.000% 11/15/23	1,796	1,907
Government National Mortgage Association II TBA Pool #188 3.000% 5/01/47 (g)	10,500,000	10,339,219
Pool #207 3.500% 12/01/47 (g)	2,565,000	2,582,434
Pool #232 4.000% 5/01/48 (g)	1,260,000	1,290,220

		65,963,852

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $66,507,098)		66,538,101

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS — 1.6%
U.S. Treasury Bonds & Notes — 1.6%
U.S. Treasury Bond 2.500% 5/15/46	$4,630,000	$4,174,958
3.500% 2/15/39 (h)	510,000	557,666
U.S. Treasury Note 1.625% 10/31/23	5,500,000	5,278,782
2.875% 8/15/28	400,000	406,162

		10,417,568

TOTAL U.S. TREASURY OBLIGATIONS (Cost $10,150,992)		10,417,568

TOTAL BONDS & NOTES (Cost $252,353,603)		249,476,380

TOTAL PURCHASED OPTIONS (#) — 0.3% (Cost $1,663,830)		1,738,493

MUTUAL FUNDS — 0.0%

Diversified Financial Services — 0.0%
State Street Navigator Securities Lending Prime Portfolio (i)	67,674	67,674

TOTAL MUTUAL FUNDS (Cost $67,674)		67,674

TOTAL LONG-TERM INVESTMENTS (Cost $566,393,648)		640,291,048

SHORT-TERM INVESTMENTS — 6.9%
Commercial Paper — 6.4%
Albemarle Corp. 2.798% 1/03/19 (c)	1,100,000	1,099,744
CBS Corp. 2.947% 1/29/19 (c)	1,300,000	1,296,963
CVS Corp. 2.738% 1/02/19 (c)	2,000,000	1,999,700
DTE Capital Corp. 2.906% 1/09/19 (c)	1,000,000	999,321
Entergy Corp. 3.049% 1/08/19 (c)	2,000,000	1,998,804
Experian Finance PLC 2.666% 1/03/19 (c)	1,000,000	999,783
First Abu Dhabi Bank PJSC 2.440% 1/04/19 (c)	1,625,000	1,624,569
Florida Power & Light Co. 2.898% 2/07/19	1,000,000	997,016
2.950% 1/22/19	1,000,000	998,321
FMC Technologies, Inc. 2.902% 1/14/19 (c)	2,000,000	1,997,833

The accompanying notes are an integral part of the financial statements.

36

MML Blend Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Harley-Davidson Funding Corp. 2.911% 1/28/19 (c)	$1,300,000	$1,297,081
Hyundai Capital America 2.901% 1/08/19 (c)	2,000,000	1,998,798
JM Smucker Co. 2.687% 1/02/19 (c)	2,000,000	1,999,709
Lyondellbasell Invest 2.915% 1/22/19 (c)	1,000,000	998,277
3.056% 2/12/19 (c)	1,000,000	996,525
Marriott International, Inc. 2.755% 1/09/19 (c)	1,500,000	1,498,981
Mondelez International, Inc. 2.821% 1/16/19 (c)	2,000,000	1,997,505
National Grid USA 2.821% 1/14/19 (c)	2,000,000	1,997,833
Ryder System, Inc. 2.947% 1/28/19	2,000,000	1,995,509
Schlumberger Holdings Corp. 2.906% 1/08/19 (c)	2,000,000	1,998,824
Spectra Energy Partners 2.897% 1/02/19 (c)	1,000,000	999,854
Suncor Energy, Inc. 2.698% 1/02/19 (c)	1,000,000	999,854
Tyco International Holding Sarl 2.789% 1/02/19 (c)	2,000,000	1,999,707
2.997% 1/03/19 (c)	1,000,000	999,779
Tyson Foods, Inc. 2.945% 1/04/19 (c)	2,000,000	1,999,409
VW Credit, Inc. 2.909% 2/22/19 (c)	1,550,000	1,543,147
Walgreens Boots Alliance, Inc. 2.863% 2/12/19	2,000,000	1,992,969

		41,325,815

Repurchase Agreement — 0.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/18, 1.250%, due 1/02/19 (j)	3,389,677	3,389,677

TOTAL SHORT-TERM INVESTMENTS (Cost $44,718,718)		44,715,492

TOTAL INVESTMENTS — 106.1% (Cost $611,112,366) (k)		685,006,540

Other Assets/(Liabilities) — (6.1)%		(39,395,407)

NET ASSETS — 100.0%		$645,611,133

Abbreviation Legend

ABS	Asset-Backed Security
ARS	Auction Rate Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
PJSC	Public Joint Stock Company
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2018, was $66,188 or 0.01% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(c)

Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, these securities amounted to a value of $115,585,714 or 17.90% of net assets.

(d)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at December 31, 2018.

(e)	Security is perpetual and has no stated maturity date.

The accompanying notes are an integral part of the financial statements.

37

MML Blend Fund – Portfolio of Investments (Continued)

(f)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2018, these securities amounted to a value of $200,759 or 0.03% of net assets.

(g)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(h)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).

Notes to Portfolio of Investments (Continued)

(i)	Represents investment of security lending collateral. (Note 2).
(j)

Maturity value of $3,389,912. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 1/15/27, and an aggregate market value, including accrued interest, of $3,464,233.

(k)	See Note 6 for aggregate cost for federal tax purposes.

(#) Purchased Swaptions contracts at December 31, 2018:

OTC Counterparty	Units	Notional Amount		Expiration Date	Pay/ Receive Exercise Rate	Description	Premiums Purchased	Value	Unrealized Appreciation/ (Depreciation)
Call
Barclays Bank PLC*	5,300,000	USD	5,300,000	12/13/32	Receive	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 12/15/42, Exercise Rate 2.44%	$264,960	$226,605	$(38,355)

Credit Suisse International*	5,990,000	USD	5,990,000	1/31/33	Receive	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 2/02/43, Exercise Rate 2.61%	287,520	284,672	(2,848)

							552,480	511,277	(41,203)

Put
Barclays Bank PLC*	10,790,000	USD	10,790,000	12/13/32	Pay	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 12/15/42, Exercise Rate 2.94%	$539,424	$611,355	$71,931

Credit Suisse International*	11,940,000	USD	11,940,000	1/31/33	Pay	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 2/02/43, Exercise Rate 3.11%	571,926	615,861	43,935

							1,111,350	1,227,216	115,866

							$1,663,830	$1,738,493	$74,663

*	Contracts are subject to a Master Netting Agreement.

The accompanying notes are an integral part of the financial statements.

38

MML Blend Fund – Portfolio of Investments (Continued)

Futures contracts at December 31, 2018:

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Ultra 10 Year	3/20/19	3	$387,056	$3,178
U.S. Treasury Ultra Bond	3/20/19	79	12,051,683	640,161
U.S. Treasury Note 2 Year	3/29/19	110	23,227,988	126,387
U.S. Treasury Note 5 Year	3/29/19	126	14,235,101	215,524

				$985,250

Short
U.S. Treasury Long Bond	3/20/19	36	$(5,048,085)	$(207,915)

Swap agreements at December 31, 2018:

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Credit Default Swaps — Sell Protection††
OTC Swaps

Goldman Sachs International*	USD	500,000	5/11/63	Monthly	3.000%	CMBX.NA.6† (Rating: BBB-)	$(80,938)	$308	$(80,630)

Goldman Sachs International*	USD	160,000	5/11/63	Monthly	3.000%	CMBX.NA.6† (Rating: BBB-)	(12,982)	(12,819)	(25,801)

Goldman Sachs International*	USD	430,000	5/11/63	Monthly	3.000%	CMBX.NA.6† (Rating: BBB-)	(32,104)	(37,238)	(69,342)

							$(126,024)	$(49,749)	$(175,773)

*	Contracts are subject to a Master Netting Agreement.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††

For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

39

MML Equity Fund – Portfolio of Investments

December 31, 2018

	Number of Shares	Value
EQUITIES — 97.7%

COMMON STOCK — 97.7%
Basic Materials — 2.1%
Chemicals — 1.1%
Albemarle Corp.	2,400	$184,968
Celanese Corp.	5,300	476,842
Eastman Chemical Co.	60,250	4,404,877
FMC Corp.	3,600	266,256
LyondellBasell Industries NV Class A	17,700	1,471,932
PPG Industries, Inc.	9,400	960,962

		7,765,837

Forest Products & Paper — 0.1%
International Paper Co.	15,200	613,472

Iron & Steel — 0.1%
Nucor Corp.	12,200	632,082
Reliance Steel & Aluminum Co.	2,900	206,393
Steel Dynamics, Inc.	9,100	273,364

		1,111,839

Mining — 0.8%
Alcoa Corp. (a)	130,140	3,459,121
Freeport-McMoRan, Inc.	181,460	1,870,853
Newmont Mining Corp.	16,300	564,795

		5,894,769

		15,385,917

Communications — 8.3%
Advertising — 0.1%
The Interpublic Group of Cos., Inc.	14,700	303,261
Omnicom Group, Inc.	7,000	512,680

		815,941

Internet — 0.1%
CDW Corp.	5,900	478,195

Media — 2.7%
CBS Corp. Class B (Non-Voting)	70,040	3,062,149
Comcast Corp. Class A	121,300	4,130,265
Viacom, Inc. Class B	10,800	277,560
The Walt Disney Co.	110,860	12,155,799

		19,625,773

Telecommunications — 5.4%
AT&T, Inc.	358,610	10,234,729
Cisco Systems, Inc.	443,790	19,229,421
Juniper Networks, Inc.	10,700	287,937
Verizon Communications, Inc.	155,900	8,764,698

		38,516,785

		59,436,694

	Number of Shares	Value
Consumer, Cyclical — 8.3%
Airlines — 0.5%
Alaska Air Group, Inc.	2,800	$170,380
Delta Air Lines, Inc.	27,200	1,357,280
JetBlue Airways Corp. (a)	11,100	178,266
Southwest Airlines Co.	22,700	1,055,096
United Continental Holdings, Inc. (a)	8,500	711,705

		3,472,727

Apparel — 0.1%
Carter’s, Inc.	1,700	138,754
Hanesbrands, Inc.	9,600	120,288
PVH Corp.	3,100	288,145
Ralph Lauren Corp.	1,500	155,190

		702,377

Auto Manufacturers — 1.5%
Ford Motor Co.	104,400	798,660
General Motors Co.	268,170	8,970,286
PACCAR, Inc.	13,600	777,104

		10,546,050

Auto Parts & Equipment — 0.8%
Allison Transmission Holdings, Inc.	5,500	241,505
Aptiv PLC	9,800	603,386
BorgWarner, Inc.	129,570	4,501,262
The Goodyear Tire & Rubber Co.	5,300	108,173
WABCO Holdings, Inc. (a)	1,400	150,276

		5,604,602

Entertainment — 0.0%
Cinemark Holdings, Inc.	2,600	93,080
The Madison Square Garden Co. Class A (a)	900	240,930

		334,010

Home Builders — 0.3%
D.R. Horton, Inc.	11,600	402,056
Lennar Corp. Class A	32,600	1,276,290
NVR, Inc. (a)	100	243,699
PulteGroup, Inc.	7,500	194,925
Toll Brothers, Inc.	3,300	108,669

		2,225,639

Home Furnishing — 0.0%
Leggett & Platt, Inc.	4,100	146,944

Housewares — 0.0%
Newell Brands, Inc.	12,500	232,375

Leisure Time — 0.4%
Brunswick Corp.	3,600	167,220
Carnival Corp.	20,600	1,015,580
Harley-Davidson, Inc.	4,400	150,128
Norwegian Cruise Line Holdings Ltd. (a)	8,300	351,837

The accompanying notes are an integral part of the financial statements.

40

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Polaris Industries, Inc.	1,700	$130,356
Royal Caribbean Cruises Ltd.	8,300	811,657

		2,626,778

Lodging — 0.1%
Hyatt Hotels Corp. Class A	1,500	101,400
Las Vegas Sands Corp.	8,800	458,040

		559,440

Retail — 4.6%
AutoZone, Inc. (a)	1,100	922,174
Best Buy Co., Inc.	11,200	593,152
CarMax, Inc. (a)	7,100	445,383
Dollar Tree, Inc. (a)	11,520	1,040,486
Foot Locker, Inc.	3,700	196,840
The Gap, Inc.	14,900	383,824
Genuine Parts Co.	4,600	441,692
Kohl’s Corp.	6,100	404,674
Lowe’s Cos., Inc.	56,810	5,246,972
Macy’s, Inc.	9,000	268,020
McDonald’s Corp.	23,170	4,114,297
Nordstrom, Inc.	6,500	302,965
Target Corp.	125,150	8,271,164
Walgreens Boots Alliance, Inc.	25,400	1,735,582
Walmart, Inc.	89,230	8,311,774
Williams-Sonoma, Inc. (b)	900	45,405

		32,724,404

		59,175,346

Consumer, Non-cyclical — 23.8%
Agriculture — 1.7%
Altria Group, Inc.	50,200	2,479,378
Archer-Daniels-Midland Co.	21,600	884,952
Bunge Ltd.	4,400	235,136
Philip Morris International, Inc.	129,080	8,617,381

		12,216,847

Beverages — 2.1%
The Coca-Cola Co.	194,440	9,206,734
Coca-Cola European Partners PLC (a)	128,890	5,909,607
Molson Coors Brewing Co. Class B	5,200	292,032

		15,408,373

Biotechnology — 2.1%
Amgen, Inc.	25,200	4,905,684
Biogen, Inc. (a)	8,200	2,467,544
Celgene Corp. (a)	15,900	1,019,031
Gilead Sciences, Inc.	108,540	6,789,177
United Therapeutics Corp. (a)	500	54,450

		15,235,886

Commercial Services — 0.1%
AMERCO	800	262,488
H&R Block, Inc.	5,500	139,535

	Number of Shares	Value
Quanta Services, Inc.	3,900	$117,390
The Western Union Co.	17,700	301,962

		821,375

Cosmetics & Personal Care — 0.5%
The Procter & Gamble Co.	35,670	3,278,786

Foods — 0.9%
Campbell Soup Co. (b)	8,000	263,920
General Mills, Inc.	28,110	1,094,603
The J.M. Smucker Co.	4,600	430,054
Kellogg Co.	10,600	604,306
The Kraft Heinz Co.	27,600	1,187,904
The Kroger Co.	27,200	748,000
Mondelez International, Inc. Class A	45,300	1,813,359
US Foods Holding Corp. (a)	3,600	113,904

		6,256,050

Health Care – Products — 3.9%
Abbott Laboratories	105,610	7,638,771
Boston Scientific Corp. (a)	155,310	5,488,655
Danaher Corp.	62,278	6,422,107
Thermo Fisher Scientific, Inc.	21,230	4,751,062
Zimmer Biomet Holdings, Inc.	32,430	3,363,640

		27,664,235

Health Care – Services — 3.7%
Anthem, Inc.	25,590	6,720,702
DaVita, Inc. (a)	7,400	380,804
HCA Healthcare, Inc.	13,500	1,680,075
Laboratory Corp. of America Holdings (a)	4,200	530,712
Quest Diagnostics, Inc.	5,100	424,677
UnitedHealth Group, Inc.	68,800	17,139,456

		26,876,426

Household Products & Wares — 0.1%
Avery Dennison Corp.	2,000	179,660
Kimberly-Clark Corp.	5,700	649,458

		829,118

Pharmaceuticals — 8.7%
AbbVie, Inc.	48,700	4,489,653
AmerisourceBergen Corp.	5,900	438,960
Bristol-Myers Squibb Co.	101,840	5,293,643
Johnson & Johnson	49,000	6,323,450
McKesson Corp.	7,500	828,525
Merck & Co., Inc.	231,240	17,669,049
Mylan NV (a)	140,910	3,860,934
Perrigo Co. PLC	5,500	213,125
Pfizer, Inc.	532,440	23,241,006

		62,358,345

		170,945,441

The accompanying notes are an integral part of the financial statements.

41

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Energy — 10.4%
Oil & Gas — 9.5%
Anadarko Petroleum Corp.	81,350	$3,566,384
Apache Corp.	10,100	265,125
Chevron Corp.	197,792	21,517,792
Concho Resources, Inc. (a)	29,620	3,044,640
ConocoPhillips	138,441	8,631,796
Continental Resources, Inc. (a)	8,500	341,615
Devon Energy Corp.	15,300	344,862
Exxon Mobil Corp.	129,400	8,823,786
Helmerich & Payne, Inc.	4,400	210,936
Hess Corp.	12,100	490,050
HollyFrontier Corp.	6,400	327,168
Marathon Oil Corp.	32,700	468,918
Murphy Oil Corp.	5,500	128,645
Noble Energy, Inc.	8,000	150,080
Occidental Petroleum Corp.	17,100	1,049,598
Phillips 66	59,659	5,139,623
Suncor Energy, Inc.	428,510	11,985,425
Transocean Ltd. (a)	89,640	622,101
Valero Energy Corp.	16,400	1,229,508

		68,338,052

Oil & Gas Services — 0.2%
National Oilwell Varco, Inc.	14,600	375,220
Weatherford International PLC (a) (b)	2,167,010	1,211,358

		1,586,578

Pipelines — 0.7%
Enbridge, Inc. (b)	121,787	3,785,140
Kinder Morgan, Inc.	59,000	907,420

		4,692,560

		74,617,190

Financial — 25.4%
Banks — 15.0%
Bank of America Corp.	869,920	21,434,829
The Bank of New York Mellon Corp.	39,100	1,840,437
BB&T Corp.	29,900	1,295,268
CIT Group, Inc.	75,200	2,877,904
Citigroup, Inc.	276,690	14,404,481
Citizens Financial Group, Inc.	18,700	555,951
Comerica, Inc.	5,600	384,664
Commerce Bancshares, Inc.	4,305	242,673
Cullen/Frost Bankers, Inc.	2,600	228,644
East West Bancorp, Inc.	5,700	248,121
Fifth Third Bancorp	27,100	637,663
The Goldman Sachs Group, Inc.	37,940	6,337,877
Huntington Bancshares, Inc.	41,400	493,488
JP Morgan Chase & Co.	258,460	25,230,865
KeyCorp	265,250	3,920,395
M&T Bank Corp.	5,900	844,467
Morgan Stanley	69,500	2,755,675
Northern Trust Corp.	7,600	635,284

	Number of Shares	Value
The PNC Financial Services Group, Inc.	18,200	$2,127,762
Prosperity Bancshares, Inc.	2,800	174,440
Regions Financial Corp.	43,700	584,706
SunTrust Banks, Inc.	18,000	907,920
Umpqua Holdings Corp.	6,400	101,760
US Bancorp	63,700	2,911,090
Webster Financial Corp.	3,700	182,373
Wells Fargo & Co.	186,900	8,612,352
Western Alliance Bancorp (a)	3,500	138,215
Zions Bancorp NA	185,420	7,554,011

		107,663,315

Diversified Financial Services — 3.3%
Alliance Data Systems Corp.	2,200	330,176
Ally Financial, Inc.	16,500	373,890
American Express Co.	33,500	3,193,220
Ameriprise Financial, Inc.	24,560	2,563,327
BlackRock, Inc.	17,300	6,795,786
Capital One Financial Corp.	17,500	1,322,825
Credit Acceptance Corp. (a)	600	229,056
Discover Financial Services	14,600	861,108
E*TRADE Financial Corp.	9,500	416,860
Franklin Resources, Inc.	13,700	406,342
Lazard Ltd. Class A	5,100	188,241
LPL Financial Holdings, Inc.	2,300	140,484
Mastercard, Inc. Class A	8,420	1,588,433
Nasdaq, Inc.	39,140	3,192,650
Raymond James Financial, Inc.	5,100	379,491
Santander Consumer USA Holdings, Inc.	13,900	244,501
T. Rowe Price Group, Inc.	8,800	812,416
TD Ameritrade Holding Corp.	12,700	621,792

		23,660,598

Insurance — 3.9%
Aflac, Inc.	29,900	1,362,244
Alleghany Corp.	700	436,324
The Allstate Corp.	14,100	1,165,083
American Financial Group, Inc.	6,400	579,392
Aon PLC	26,390	3,836,050
Athene Holding Ltd. Class A (a)	4,400	175,252
Chubb Ltd.	17,900	2,312,322
Cincinnati Financial Corp.	6,400	495,488
Everest Re Group Ltd.	1,300	283,088
Fidelity National Financial, Inc.	8,600	270,384
The Hartford Financial Services Group, Inc.	151,690	6,742,621
Lincoln National Corp.	8,400	431,004
Loews Corp.	12,700	578,104
Markel Corp. (a)	600	622,830
MetLife, Inc.	40,600	1,667,036
The Progressive Corp.	15,600	941,148
Prudential Financial, Inc.	16,100	1,312,955
Reinsurance Group of America, Inc.	2,600	364,598

The accompanying notes are an integral part of the financial statements.

42

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
RenaissanceRe Holdings Ltd.	1,200	$160,440
Torchmark Corp.	10,600	790,018
The Travelers Cos., Inc.	24,100	2,885,975
Voya Financial, Inc.	7,200	289,008
W.R. Berkley Corp.	4,900	362,159

		28,063,523

Real Estate — 0.1%
CBRE Group, Inc. Class A (a)	1,900	76,076
The Howard Hughes Corp. (a)	500	48,810
Jones Lang LaSalle, Inc.	1,800	227,880

		352,766

Real Estate Investment Trusts (REITS) — 3.1%
Crown Castle International Corp.	45,300	4,920,939
Digital Realty Trust, Inc.	28,540	3,040,937
Equity Residential	96,960	6,400,330
Prologis, Inc.	103,650	6,086,328
Public Storage	8,600	1,740,726

		22,189,260

		181,929,462

Industrial — 8.6%
Aerospace & Defense — 1.1%
General Dynamics Corp.	6,700	1,053,307
Lockheed Martin Corp.	21,171	5,543,415
Northrop Grumman Corp.	3,900	955,110
Spirit AeroSystems Holdings, Inc. Class A	4,800	346,032

		7,897,864

Building Materials — 0.1%
Johnson Controls International PLC	24,700	732,355

Electrical Components & Equipment — 0.0%
Acuity Brands, Inc.	1,100	126,445
Hubbell, Inc.	1,700	168,878

		295,323

Electronics — 1.2%
Arrow Electronics, Inc. (a)	3,600	248,220
Corning, Inc.	45,100	1,362,471
Garmin Ltd.	7,300	462,236
Gentex Corp.	10,400	210,184
Honeywell International, Inc.	27,600	3,646,512
TE Connectivity Ltd.	39,460	2,984,360

		8,913,983

Engineering & Construction — 0.3%
AECOM (a)	4,200	111,300
Fluor Corp.	55,620	1,790,964

		1,902,264

Environmental Controls — 0.7%
Pentair PLC	5,700	215,346
Waste Management, Inc.	55,070	4,900,679

		5,116,025

	Number of Shares	Value
Hand & Machine Tools — 0.1%
Lincoln Electric Holdings, Inc.	1,100	$86,735
Snap-on, Inc.	2,300	334,167
Stanley Black & Decker, Inc.	3,400	407,116

		828,018

Machinery – Construction & Mining — 1.0%
Caterpillar, Inc.	54,650	6,944,376
Oshkosh Corp.	1,900	116,489

		7,060,865

Machinery – Diversified — 0.7%
Cummins, Inc.	4,300	574,652
Deere & Co.	26,990	4,026,098
Dover Corp.	4,900	347,655

		4,948,405

Miscellaneous – Manufacturing — 1.2%
Carlisle Cos., Inc.	2,500	251,300
Crane Co.	1,600	115,488
Eaton Corp. PLC	16,900	1,160,354
Ingersoll-Rand PLC	9,500	866,685
Parker-Hannifin Corp.	39,023	5,819,890

		8,213,717

Packaging & Containers — 0.5%
Packaging Corp. of America	3,500	292,110
Sealed Air Corp.	4,200	146,328
Sonoco Products Co.	3,900	207,207
WestRock Co.	74,170	2,800,659

		3,446,304

Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	1,400	266,434

Transportation — 1.7%
FedEx Corp.	21,260	3,429,876
Kansas City Southern	49,130	4,689,458
Union Pacific Corp.	12,260	1,694,700
United Parcel Service, Inc. Class B	26,500	2,584,545

		12,398,579

		62,020,136

Technology — 7.5%
Computers — 2.4%
Apple, Inc.	58,000	9,148,920
Hewlett Packard Enterprise Co.	46,400	612,944
HP, Inc.	179,830	3,679,322
International Business Machines Corp.	35,700	4,058,019

		17,499,205

Office & Business Equipment — 0.3%
Xerox Corp.	6,400	126,464
Zebra Technologies Corp. Class A (a)	10,700	1,703,761

		1,830,225

The accompanying notes are an integral part of the financial statements.

43

MML Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Semiconductors — 2.0%
Intel Corp.	178,700	$8,386,391
KLA-Tencor Corp.	6,200	554,838
Marvell Technology Group Ltd.	85,220	1,379,712
Qorvo, Inc. (a)	5,000	303,650
Teradyne, Inc.	7,600	238,488
Texas Instruments, Inc.	37,700	3,562,650

		14,425,729

Software — 2.8%
Fidelity National Information Services, Inc.	20,750	2,127,912
Microsoft Corp.	67,810	6,887,462
Oracle Corp.	144,800	6,537,720
Synopsys, Inc. (a)	49,710	4,187,570

		19,740,664

		53,495,823

Utilities — 3.3%
Electric — 3.3%
AES Corp.	20,500	296,430
Ameren Corp.	9,200	600,116
American Electric Power Co., Inc.	18,200	1,360,268
DTE Energy Co.	7,100	783,130
Duke Energy Corp.	21,500	1,855,450
Edison International	41,360	2,348,007
Entergy Corp.	66,850	5,753,780
Eversource Energy	11,300	734,952
NextEra Energy, Inc.	38,565	6,703,368
OGE Energy Corp.	6,200	242,978
Pinnacle West Capital Corp.	4,600	391,920
Public Service Enterprise Group, Inc.	19,400	1,009,770
WEC Energy Group, Inc.	12,100	838,046
Xcel Energy, Inc.	16,600	817,882

		23,736,097

TOTAL COMMON STOCK (Cost $659,650,835)		700,742,106

TOTAL EQUITIES (Cost $659,650,835)		700,742,106

MUTUAL FUNDS — 1.3%
Diversified Financial Services — 1.3%
iShares Russell 1000 Value ETF	43,500	4,830,675
State Street Navigator Securities Lending Prime Portfolio (c)	4,720,300	4,720,300

		9,550,975

TOTAL MUTUAL FUNDS (Cost $10,095,094)		9,550,975

TOTAL LONG-TERM INVESTMENTS (Cost $669,745,929)		710,293,081

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.4%
Repurchase Agreement — 1.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/18, 1.250%, due 1/02/19 (d)	$10,120,183	$10,120,183

TOTAL SHORT-TERM INVESTMENTS (Cost $10,120,183)		10,120,183

TOTAL INVESTMENTS — 100.4% (Cost $679,866,112) (e)		720,413,264

Other Assets/(Liabilities) — (0.4)%		(2,733,128)

NET ASSETS — 100.0%		$717,680,136

Abbreviation Legend

ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2018, was $3,719,522 or 0.52% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(c)	Represents investment of security lending collateral. (Note 2).
(d)

Maturity value of $10,120,885. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 1/15/27, and an aggregate market value, including accrued interest, of $10,328,086.

(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

44

MML Managed Bond Fund – Portfolio of Investments

December 31, 2018

	Number of Shares	Value
EQUITIES — 0.2%

PREFERRED STOCK — 0.2%
Financial — 0.2%
Insurance — 0.2%
The Allstate Corp. 3 mo. USD LIBOR + 3.165%, 5.100% VRN 1/15/53	95,000	$2,264,800

TOTAL PREFERRED STOCK (Cost $2,375,000)		2,264,800

TOTAL EQUITIES (Cost $2,375,000)		2,264,800

	Principal Amount
BONDS & NOTES — 99.7%

CORPORATE DEBT — 38.3%
Advertising — 0.0%
WPP Finance 2010 5.625% 11/15/43	$105,000	102,938

Aerospace & Defense — 0.0%
United Technologies Corp. 6.125% 7/15/38	350,000	401,002

Agriculture — 0.4%
Bunge Ltd. Finance Corp. 3.250% 8/15/26	1,824,000	1,598,136
4.350% 3/15/24	1,910,000	1,873,930
Reynolds American, Inc. 5.850% 8/15/45	1,085,000	1,007,997

		4,480,063

Airlines — 1.0%
American Airlines Group, Inc. 5.500% 10/01/19 (a)	7,351,000	7,369,377
American Airlines Pass-Through Trust, Series 2014-1, Class B, 4.375% 4/01/24	180,990	179,067
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A, 4.100% 10/01/29	1,624,604	1,595,036
United Airlines Pass-Through Trust, Series 2018-1, Class B, 4.600% 9/01/27	565,000	565,236
WestJet Airlines Ltd. 3.500% 6/16/21 (a)	735,000	728,604

		10,437,320

Auto Manufacturers — 1.2%
Ford Motor Co. 5.291% 12/08/46	530,000	435,120

	Principal Amount	Value
Ford Motor Credit Co. LLC 4.140% 2/15/23	$2,760,000	$2,623,408
4.375% 8/06/23	1,028,000	973,763
General Motors Co. 4.200% 10/01/27	565,000	509,258
5.150% 4/01/38	800,000	683,490
General Motors Financial Co., Inc. 3.500% 11/07/24	3,200,000	2,925,918
4.150% 6/19/23	2,493,000	2,429,057
Volkswagen Group of America Finance LLC 4.625% 11/13/25 (a)	1,850,000	1,828,813

		12,408,827

Banks — 5.5%
Associated Banc-Corp. 4.250% 1/15/25	2,991,000	3,007,520
Banco Santander SA 4.250% 4/11/27	1,200,000	1,121,162
Bank of America Corp. 4.183% 11/25/27	1,915,000	1,840,633
4.200% 8/26/24	1,150,000	1,140,570
3 mo. USD LIBOR + 1.814% 4.244% VRN 4/24/38	1,150,000	1,093,990
6.110% 1/29/37	1,050,000	1,153,989
7.750% 5/14/38	400,000	517,312
Bank of Montreal 3.803% VRN 12/15/32 (b)	1,505,000	1,393,630
The Bank of Nova Scotia 4.500% 12/16/25	795,000	791,597
4.650% VRN 12/31/99 (b) (c)	2,575,000	2,232,203
Barclays PLC 4.009% FRN 5/16/24 (b)	2,085,000	1,985,377
4.337% 1/10/28	1,720,000	1,591,582
CIT Group, Inc. 4.750% 2/16/24	2,100,000	2,021,250
Citigroup, Inc. 4.125% 7/25/28	2,975,000	2,791,878
Credit Suisse AG 6.500% 8/08/23 (a)	1,550,000	1,615,875
Credit Suisse Group AG 3.869% VRN 1/12/29 (a) (b)	910,000	846,583
4.282% 1/09/28 (a)	1,325,000	1,278,234
Deutsche Bank AG 3.150% 1/22/21	1,805,000	1,744,314
Discover Bank 4.682% VRN 8/09/28 (b)	2,905,000	2,842,833
First Republic Bank 4.375% 8/01/46	4,360,000	4,031,659
Fulton Financial Corp. 3.600% 3/16/22	1,565,000	1,554,471

The accompanying notes are an integral part of the financial statements.

45

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
The Goldman Sachs Group, Inc. 3.814% VRN 4/23/29 (b)	$960,000	$896,280
5.950% 1/15/27	1,410,000	1,484,733
6.750% 10/01/37	1,145,000	1,293,030
HSBC Holdings PLC 4.250% 3/14/24	1,225,000	1,215,703
4.583% VRN 6/19/29 (b)	935,000	926,808
ING Groep NV 4.100% 10/02/23	2,060,000	2,058,748
JP Morgan Chase & Co. 5.600% 7/15/41	1,125,000	1,267,448
Morgan Stanley 4.350% 9/08/26	3,500,000	3,401,315
5.000% 11/24/25	975,000	994,175
Royal Bank of Scotland Group PLC 3 mo. USD LIBOR + 1.480% 3.498% VRN 5/15/23	1,000,000	961,617
Turkiye Garanti Bankasi AS 4.750% 10/17/19 (a)	3,010,000	2,969,064
Valley National Bancorp 5.125% 9/27/23	1,530,000	1,589,938
Wells Fargo & Co. 5.375% 11/02/43	909,000	948,609

		56,604,130

Beverages — 0.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.900% 2/01/46 (a)	3,225,000	2,990,818
Molson Coors Brewing Co. 4.200% 7/15/46	1,124,000	933,823
5.000% 5/01/42	360,000	338,859

		4,263,500

Biotechnology — 0.3%
Amgen, Inc. 5.150% 11/15/41	475,000	489,322
Celgene Corp. 3.450% 11/15/27	2,525,000	2,297,736
4.350% 11/15/47	730,000	614,736

		3,401,794

Building Materials — 0.7%
CRH America Finance, Inc. 3.950% 4/04/28 (a)	1,950,000	1,858,073
Standard Industries, Inc. 5.000% 2/15/27 (a)	3,037,000	2,657,375
5.375% 11/15/24 (a)	1,636,000	1,535,795
5.500% 2/15/23 (a)	1,238,000	1,213,240

		7,264,483

Chemicals — 1.2%
Ashland, Inc. 6.875% 5/15/43	302,000	297,470
Huntsman International LLC 5.125% 11/15/22	1,000,000	1,007,500

	Principal Amount	Value
Incitec Pivot Finance LLC 6.000% 12/10/19 (a)	$1,160,000	$1,185,614
The Mosaic Co. 4.050% 11/15/27	1,034,000	980,679
RPM International, Inc. 3.750% 3/15/27	426,000	404,490
SABIC Capital II BV 4.000% 10/10/23 (a)	1,304,000	1,297,480
4.500% 10/10/28 (a)	1,276,000	1,268,854
The Sherwin-Williams Co. 4.500% 6/01/47	700,000	631,235
Syngenta Finance NV 3.698% 4/24/20 (a)	1,870,000	1,856,450
4.441% 4/24/23 (a)	1,315,000	1,267,300
Yara International ASA 4.750% 6/01/28 (a)	2,100,000	2,093,100

		12,290,172

Commercial Services — 0.5%
The ADT Security Corp. 6.250% 10/15/21	4,613,000	4,676,429
ERAC USA Finance LLC 6.700% 6/01/34 (a)	125,000	148,474

		4,824,903

Computers — 0.6%
Dell International LLC/EMC Corp. 6.020% 6/15/26 (a)	487,000	489,202
Leidos Holdings, Inc. 4.450% 12/01/20	5,665,000	5,622,513

		6,111,715

Diversified Financial Services — 2.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.300% 1/23/23	2,405,000	2,286,461
3.875% 1/23/28	3,560,000	3,106,826
Affiliated Managers Group, Inc. 3.500% 8/01/25	2,080,000	2,021,238
Aircastle Ltd. 4.400% 9/25/23	970,000	954,017
5.000% 4/01/23	1,750,000	1,756,877
Ally Financial, Inc. 4.125% 2/13/22	1,425,000	1,384,031
Antares Holdings LP 6.000% 8/15/23 (a)	2,945,000	2,911,260
Ares Finance Co. LLC 4.000% 10/08/24 (a)	2,080,000	1,987,461
Discover Financial Services 4.100% 2/09/27	1,750,000	1,633,745
GE Capital International Funding Co. Unlimited Co. 4.418% 11/15/35	1,035,000	866,882
Genpact Luxembourg Sarl 3.700% STEP 4/01/22	2,400,000	2,381,750

The accompanying notes are an integral part of the financial statements.

46

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
High Street Funding Trust I 4.111% 2/15/28 (a)	$3,075,000	$3,019,773
Lazard Group LLC 3.625% 3/01/27	1,253,000	1,178,423
4.500% 9/19/28	755,000	755,142
Legg Mason, Inc. 5.625% 1/15/44	1,195,000	1,179,308
Neuberger Berman Group LLC/Neuberger Berman Finance Corp. 4.500% 3/15/27 (a)	1,150,000	1,148,978

		28,572,172

Electric — 2.0%
The Cleveland Electric Illuminating Co. 3.500% 4/01/28 (a)	945,000	900,248
CMS Energy Corp. 4.875% 3/01/44	280,000	292,276
Duke Energy Corp. 3.750% 9/01/46	1,235,000	1,067,724
EDP Finance BV 3.625% 7/15/24 (a)	2,665,000	2,491,991
Entergy Louisiana LLC 4.950% 1/15/45	1,005,000	1,027,146
Infraestructura Energetica Nova SAB de CV 3.750% 1/14/28 (a)	820,000	712,375
IPALCO Enterprises, Inc. 3.450% 7/15/20	3,410,000	3,405,661
3.700% 9/01/24	1,060,000	1,031,909
Israel Electric Corp. Ltd. 4.250% 8/14/28 (a)	2,450,000	2,327,304
7.250% 1/15/19 (a)	417,000	417,175
Nevada Power Co., Series N, 6.650% 4/01/36	550,000	713,461
Oncor Electric Delivery Co. 7.500% 9/01/38	495,000	692,097
Pacific Gas & Electric Co. 5.800% 3/01/37	543,000	503,230
Pennsylvania Electric Co. 4.150% 4/15/25 (a)	1,860,000	1,882,693
Southwestern Electric Power Co. 6.200% 3/15/40	300,000	355,040
Tri-State Pass-Through Trust, Series 2003, Class B, 7.144% 7/31/33 (a)	480,000	562,608
Virginia Electric and Power Co. 6.350% 11/30/37	640,000	787,397
Xcel Energy, Inc. 6.500% 7/01/36	1,435,000	1,805,264

		20,975,599

Electronics — 0.3%
Arrow Electronics, Inc. 3.250% 9/08/24	965,000	898,521
3.875% 1/12/28	985,000	897,253

	Principal Amount	Value
Ingram Micro, Inc. 5.450% STEP 12/15/24	$1,288,000	$1,252,705
Tyco Electronics Group SA 7.125% 10/01/37	335,000	429,358

		3,477,837

Forest Products & Paper — 0.1%
Fibria Overseas Finance Ltd. 4.000% 1/14/25	1,250,000	1,178,750

Gas — 0.3%
NiSource, Inc. 4.800% 2/15/44	535,000	517,966
5.800% 2/01/42	950,000	1,052,572
Spire, Inc. 4.700% 8/15/44	1,840,000	1,863,256

		3,433,794

Health Care – Products — 0.1%
Becton Dickinson and Co. 4.685% 12/15/44	825,000	772,170

Health Care – Services — 0.2%
Advocate Health & Hospitals Corp. 3.829% 8/15/28	965,000	993,522
Humana, Inc. 3.950% 3/15/27	547,000	534,410
4.800% 3/15/47	830,000	830,654

		2,358,586

Home Builders — 0.5%
Lennar Corp. 4.500% 11/15/19	3,390,000	3,364,575
4.750% 5/30/25	1,230,000	1,153,125
PulteGroup, Inc. 5.000% 1/15/27	1,025,000	927,625

		5,445,325

Housewares — 0.1%
Newell Brands, Inc. 3.850% 4/01/23	1,150,000	1,133,147

Insurance — 3.6%
The Allstate Corp. 3 mo. USD LIBOR + 2.938% 5.750% VRN 8/15/53	4,260,000	4,153,500
American International Group, Inc. 4.200% 4/01/28	1,525,000	1,469,129
4.500% 7/16/44	1,175,000	1,048,604
4.750% 4/01/48	505,000	462,137
5.750% VRN 4/01/48 (b)	2,285,000	1,987,950
AmTrust Financial Services, Inc. 6.125% 8/15/23	3,030,000	2,738,044
Arch Capital Group US, Inc. 5.144% 11/01/43	1,040,000	1,089,311
The Athene Holding Ltd. 4.125% 1/12/28	5,070,000	4,605,387

The accompanying notes are an integral part of the financial statements.

47

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
AXIS Specialty Finance PLC 4.000% 12/06/27	$2,500,000	$2,392,516
CNA Financial Corp. 3.450% 8/15/27	1,115,000	1,037,397
CNO Financial Group, Inc. 4.500% 5/30/20	1,602,000	1,581,975
5.250% 5/30/25	1,571,000	1,496,378
Enstar Group Ltd. 4.500% 3/10/22	920,000	926,143
The Progressive Corp. 5.375% VRN 12/31/99 (b) (c)	1,175,000	1,101,034
Prudential Financial, Inc. 5.700% VRN 9/15/48 (b)	2,440,000	2,269,200
Trinity Acquisition PLC 4.400% 3/15/26	445,000	442,203
USF&G Capital I 8.500% 12/15/45 (a)	885,000	1,213,644
Voya Financial, Inc. 4.700% VRN 1/23/48 (b)	1,080,000	850,500
Willis North America, Inc. 4.500% 9/15/28	1,965,000	1,949,596
7.000% 9/29/19	566,000	578,989
XLIT Ltd. 4.450% 3/31/25	3,525,000	3,503,045

		36,896,682

Internet — 0.2%
Amazon.com, Inc. 4.050% 8/22/47	1,840,000	1,797,862

Investment Companies — 0.8%
Ares Capital Corp. 3.500% 2/10/23	2,600,000	2,471,249
BlackRock TCP Capital Corp. 4.125% 8/11/22	2,870,000	2,765,563
FS KKR Capital Corp. 4.000% 7/15/19	3,095,000	3,091,500

		8,328,312

Iron & Steel — 0.8%
ArcelorMittal 5.125% 6/01/20	2,165,000	2,200,931
5.250% STEP 8/05/20	2,034,000	2,063,922
Vale Overseas Ltd. 5.875% 6/10/21	2,825,000	2,962,719
6.875% 11/21/36	630,000	720,405

		7,947,977

Lodging — 0.1%
MGM Resorts International 6.625% 12/15/21	1,103,000	1,130,575

Machinery – Diversified — 0.2%
CNH Industrial Capital LLC 3.875% 10/15/21	2,280,000	2,264,724

	Principal Amount	Value
Media — 0.8%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125% 5/01/27 (a)	$1,275,000	$1,187,535
Charter Communications Operating LLC/Charter Communications Operating Capital 6.484% 10/23/45	1,285,000	1,320,901
Comcast Corp. 3.400% 7/15/46	645,000	534,432
6.950% 8/15/37	515,000	633,281
Discovery Communications LLC 3.950% 3/20/28	950,000	880,877
5.000% 9/20/37	995,000	922,935
Grupo Televisa SAB 6.625% 3/18/25	711,000	780,304
Time Warner Cable, Inc. 6.750% 6/15/39	985,000	1,000,884
8.250% 4/01/19	75,000	75,842
8.750% 2/14/19	325,000	326,815
Warner Media LLC 6.250% 3/29/41	210,000	226,709

		7,890,515

Mining — 0.8%
Glencore Finance Canada Ltd. 5.550% STEP 10/25/42 (a)	894,000	804,707
Glencore Funding LLC 3.875% 10/27/27 (a)	975,000	871,631
4.625% 4/29/24 (a)	1,815,000	1,799,101
Kinross Gold Corp. 4.500% 7/15/27	1,020,000	881,025
5.125% 9/01/21	3,495,000	3,486,262

		7,842,726

Miscellaneous – Manufacturing — 0.3%
General Electric Co. 2.700% 10/09/22	1,210,000	1,122,791
6.875% 1/10/39	298,000	311,560
4.125% 10/09/42	1,430,000	1,117,319

		2,551,670

Office Equipment/Supplies — 0.3%
Pitney Bowes, Inc. 3.875% STEP 9/15/20	845,000	825,987
3.875% STEP 10/01/21	1,855,000	1,736,744

		2,562,731

Oil & Gas — 3.0%
Anadarko Petroleum Corp. 6.600% 3/15/46	1,258,000	1,389,057
Antero Resources Corp. 5.375% 11/01/21	5,459,000	5,267,935

The accompanying notes are an integral part of the financial statements.

48

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Cenovus Energy, Inc. 3.000% 8/15/22	$1,275,000	$1,210,370
4.250% 4/15/27	1,375,000	1,252,381
6.750% 11/15/39	550,000	536,752
Continental Resources, Inc. 4.375% 1/15/28	1,573,000	1,479,818
Diamondback Energy, Inc. 4.750% 11/01/24 (a)	2,196,000	2,119,140
Encana Corp. 6.500% 2/01/38	545,000	590,885
EQT Corp. 3.900% 10/01/27	4,085,000	3,521,603
Helmerich & Payne, Inc. 4.650% 3/15/25 (a)	935,000	953,377
Marathon Petroleum Corp. 4.500% 4/01/48 (a)	510,000	428,081
6.500% 3/01/41	1,120,000	1,208,187
Nabors Industries, Inc. 5.500% 1/15/23 (d)	1,415,000	1,123,115
Newfield Exploration Co. 5.750% 1/30/22	1,904,000	1,923,040
Patterson-UTI Energy, Inc. 3.950% 2/01/28	880,000	806,956
PBF Holding Co. LLC/PBF Finance Corp. 7.000% 11/15/23	1,175,000	1,122,125
Petroleos Mexicanos 3.500% 1/30/23	675,000	610,875
4.625% 9/21/23	575,000	539,638
5.350% 2/12/28	665,000	580,212
5.500% 1/21/21	2,690,000	2,679,159
6.375% 1/23/45	595,000	478,975
6.500% 3/13/27	585,000	549,900
6.625% 6/15/35	140,000	122,220

		30,493,801

Oil & Gas Services — 0.1%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 3.337% 12/15/27	328,000	301,791
National Oilwell Varco, Inc. 3.950% 12/01/42	1,451,000	1,158,002

		1,459,793

Packaging & Containers — 0.4%
Amcor Finance USA, Inc. 3.625% 4/28/26 (a)	3,105,000	2,940,325
The WestRock MWV LLC 7.550% 3/01/47	1,000,000	1,221,301

		4,161,626

Pharmaceuticals — 1.4%
AbbVie, Inc. 4.700% 5/14/45	1,060,000	963,977

	Principal Amount	Value
Bayer US Finance II LLC 4.400% 7/15/44 (a)	$650,000	$556,324
4.625% 6/25/38 (a)	1,200,000	1,089,769
CVS Health Corp. 5.050% 3/25/48	705,000	685,690
6.125% 9/15/39	560,000	620,286
CVS Pass-Through Trust 5.926% 1/10/34 (a)	1,135,018	1,222,427
7.507% 1/10/32 (a)	996,404	1,151,791
Express Scripts Holding Co. 4.500% 2/25/26	814,000	825,016
4.800% 7/15/46	1,180,000	1,131,231
McKesson Corp. 6.000% 3/01/41	550,000	608,953
Mylan, Inc. 3.125% 1/15/23 (a)	1,175,000	1,101,833
Teva Pharmaceutical Finance IV LLC 2.250% 3/18/20	1,300,000	1,265,085
Teva Pharmaceutical Finance Netherlands III BV 1.700% 7/19/19	315,000	310,110
2.200% 7/21/21	3,293,000	3,026,965
4.100% 10/01/46	460,000	304,050

		14,863,507

Pipelines — 2.2%
Andeavor Logistics LP 6.875% VRN 12/31/99 (b) (c)	1,775,000	1,579,750
Andeavor Logistics LP/Tesoro Logistics Finance Corp. 6.250% 10/15/22	652,000	665,040
Energy Transfer LP 5.875% 1/15/24	1,150,000	1,170,125
7.500% 10/15/20	1,125,000	1,170,000
Energy Transfer Operating LP 4.200% 4/15/27	1,085,000	1,011,146
6.125% 12/15/45	800,000	782,398
6.250% VRN 12/31/99 (b) (c)	2,370,000	1,983,394
EnLink Midstream Partners LP 4.150% 6/01/25	2,075,000	1,870,690
4.850% 7/15/26	951,000	857,580
Enterprise Products Operating LLC 5.375% VRN 2/15/78 (b)	1,205,000	996,338
Kinder Morgan Energy Partners LP 6.375% 3/01/41	376,000	399,054
6.500% 2/01/37	150,000	161,594
6.550% 9/15/40	500,000	539,692
6.950% 1/15/38	175,000	195,186
MPLX LP 4.500% 4/15/38	1,195,000	1,043,650
4.800% 2/15/29	580,000	578,571
5.200% 3/01/47	245,000	225,522
Phillips 66 Partners LP 4.680% 2/15/45	178,000	160,293

The accompanying notes are an integral part of the financial statements.

49

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Plains All American Pipeline LP 6.125% VRN 12/31/99 (b) (c)	$2,345,000	$1,969,800
Plains All American Pipeline LP/PAA Finance Corp. 4.500% 12/15/26	1,360,000	1,309,953
4.700% 6/15/44	675,000	579,198
Sabine Pass Liquefaction LLC 4.200% 3/15/28	1,585,000	1,516,082
Sunoco Logistics Partners Operations LP 4.000% 10/01/27	1,375,000	1,259,423
5.300% 4/01/44	525,000	463,585
Western Gas Partners LP 4.500% 3/01/28	655,000	612,244

		23,100,308

Private Equity — 0.5%
Hercules Capital, Inc. 4.625% 10/23/22	2,910,000	2,839,723
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.250% 2/01/22	2,775,000	2,740,312

		5,580,035

Real Estate Investment Trusts (REITS) — 0.9%
American Tower Trust #1 3.652% 3/15/48 (a)	1,910,000	1,907,856
Healthcare Trust of America Holdings LP 3.500% 8/01/26	1,265,000	1,188,987
Host Hotels & Resorts LP 3.875% 4/01/24	1,675,000	1,652,409
Kimco Realty Corp. 3.300% 2/01/25	960,000	914,999
Mid-America Apartments LP 3.600% 6/01/27	1,115,000	1,076,000
National Retail Properties, Inc. 4.300% 10/15/28	810,000	813,993
VEREIT Operating Partnership LP 4.625% 11/01/25	1,335,000	1,337,488
Weingarten Realty Investors 3.250% 8/15/26	535,000	495,129

		9,386,861

Retail — 0.7%
Dollar Tree, Inc. 4.000% 5/15/25	1,475,000	1,417,997
4.200% 5/15/28	1,915,000	1,813,884
El Puerto de Liverpool SAB de CV 3.950% 10/02/24 (a)	2,620,000	2,456,276
The Home Depot, Inc. 5.950% 4/01/41	600,000	736,266
QVC, Inc. 5.125% 7/02/22	545,000	550,757

		6,975,180

	Principal Amount	Value
Semiconductors — 0.1%
Microchip Technology, Inc. 3.922% 6/01/21 (a)	$985,000	$977,108

Software — 0.2%
Microsoft Corp. 4.450% 11/03/45	2,064,000	2,189,162

Telecommunications — 1.7%
AT&T, Inc. 3.400% 5/15/25	1,075,000	1,012,277
4.750% 5/15/46	2,080,000	1,846,820
5.250% 3/01/37	648,000	636,483
CenturyLink, Inc. 6.150% 9/15/19 (d)	560,000	567,156
Crown Castle Towers LLC 3.222% 5/15/42 (a)	1,700,000	1,671,729
4.241% 7/15/48 (a)	1,750,000	1,741,513
Embarq Corp. 7.995% 6/01/36	145,000	131,225
Ericsson LM 4.125% 5/15/22	3,075,000	3,024,616
Hughes Satellite Systems Corp. 6.500% 6/15/19	1,125,000	1,134,844
Sprint Communications, Inc. 9.250% 4/15/22	2,550,000	2,913,375
Telecom Italia SpA 5.303% 5/30/24 (a)	605,000	574,750
Telefonica Emisiones SAU 4.665% 3/06/38	1,105,000	999,573
Turk Telekomunikasyon AS 3.750% 6/19/19 (a)	240,000	236,595
Verizon Communications, Inc. 6.550% 9/15/43	885,000	1,043,925

		17,534,881

Transportation — 0.3%
Autoridad del Canal de Panama 4.950% 7/29/35 (a)	1,050,000	1,068,385
Burlington Northern Santa Fe LLC 6.150% 5/01/37	720,000	877,069
CSX Corp. 4.750% 11/15/48	650,000	657,054
Pacific National Finance Pty Ltd. 4.625% 9/23/20 (a)	610,000	617,739

		3,220,247

Trucking & Leasing — 0.7%
DAE Funding LLC 4.000% 8/01/20 (a)	1,049,000	1,022,775
Park Aerospace Holdings Ltd. 4.500% 3/15/23 (a)	1,550,000	1,449,250
5.250% 8/15/22 (a)	4,440,000	4,295,700

		6,767,725

TOTAL CORPORATE DEBT (Cost $411,086,015)		395,862,235

The accompanying notes are an integral part of the financial statements.

50

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
MUNICIPAL OBLIGATIONS — 0.7%
JobsOhio Beverage System Series B 4.532% 1/01/35	$3,950,000	$4,215,558
New York City Water & Sewer System 5.882% 6/15/44	105,000	134,636
Orange County Local Transportation Authority BAB 6.908% 2/15/41	1,350,000	1,786,928
Panhandle-Plains Student Finance Corp., Series 2001-A2, 3.700% FRN 12/01/31 (b)	400,000	397,152
State of California BAB 7.550% 4/01/39	120,000	171,906
7.600% 11/01/40	515,000	749,948

		7,456,128

TOTAL MUNICIPAL OBLIGATIONS (Cost $7,346,760)		7,456,128

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 32.5%
Automobile ABS — 1.1%
Hertz Vehicle Financing II LP Series 2018-1A, Class A, 3.290% 2/25/24 (a)	7,680,000	7,553,815
Series 2018-1A, Class B, 3.600% 2/25/24 (a)	3,810,000	3,759,855

		11,313,670

Commercial MBS — 2.9%
Aventura Mall Trust, Series 2018-AVM, Class C, 4.112% VRN 7/05/40 (a) (b)	4,270,000	4,233,277
BAMLL Commercial Mortgage Securities Trust, Series 2018-DSNY, Class C, 3.805% FRN 9/15/34 (a) (b)	670,000	666,951
BBCMS Mortgage Trust Series 2018-CHRS, Class B, 4.267% VRN 8/05/38 (a) (b)	2,250,000	2,233,590
Series 2018-CHRS, Class C, 4.267% VRN 8/05/38 (a) (b)	1,610,000	1,561,893
Series 2018-CHRS, Class D, 4.267% VRN 8/05/38 (a) (b)	1,370,000	1,296,985
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class AM, 5.465% VRN 1/12/45 (b)	464,636	462,697
BHMS Mortgage Trust, Series 2018-ATLS, Class B, 3.955% FRN 7/15/35 (a) (b)	4,950,000	4,904,059
BX Commercial Mortgage Trust, Series 2018-IND, Class E, 4.155% FRN 11/15/35 (a) (b)	2,026,975	1,997,245

	Principal Amount	Value
Commercial Mortgage Pass-Through Certificates Series 2012-CR4, Class B, 3.703% 10/15/45 (a)	$1,060,000	$1,012,022
Series 2014-UBS2, Class AM, 4.199% 3/10/47	1,375,000	1,394,152
Series 2014-CR14, Class A4, 4.236% VRN 2/10/47 (b)	1,410,000	1,462,414
Series 2015-CR23, Class C, 4.252% VRN 5/10/48 (b)	1,000,000	970,551
DBCCRE Mortgage Trust, Series 2014-ARCP, Class A 4.238% 1/10/34 (a)	995,000	1,018,406
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, 5.666% VRN 7/10/38 (b)	851,149	859,197
GS Mortgage Securities Corp. II, Series 2012-GC6, Class AS 4.948% 1/10/45 (a)	488,000	506,235
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class AM, 5.466% VRN 6/12/47 (b)	6,121	6,117
Morgan Stanley Capital I Trust Series 2018-H3, Class B, 4.620% 7/15/51	760,000	778,860
Series 2011-C2, Class B, 5.200% VRN 6/15/44 (a) (b)	1,325,000	1,360,731
MSCG Trust, Series 2018-SELF, Class C, 3.635% FRN 10/15/37 (a) (b)	440,000	432,157
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ, 5.481% VRN 8/15/39 (b)	50,808	50,927
Velocity Commercial Capital Loan Trust, Series 2016-2, Class AFX, 2.997% VRN 10/25/46 (b)	1,091,013	1,084,552
Wells Fargo Commercial Mortgage Trust Series 2010-C1, Class A1, 3.349% 11/15/43 (a)	52,721	52,762
Series 2018-C45, Class AS, 4.405% VRN 6/15/51 (b)	1,450,000	1,483,442
Series 2018-C45, Class B, 4.556% 6/15/51	400,000	411,425

		30,240,647

Home Equity ABS — 0.1%
Countrywide Partnership Trust, Series 2004-EC1, Class M1, 1 mo. USD LIBOR + .900% 3.406% FRN 2/25/35	541,680	528,496

The accompanying notes are an integral part of the financial statements.

51

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Mastr Asset-Backed Securities Trust, Series 2005-WMC1, Class M3, 1 mo. USD LIBOR + .720% 3.226% FRN 3/25/35	$145,515	$145,794

		674,290

Other ABS — 15.6%
321 Henderson Receivables LLC Series 2007-1A, Class A1, 1 mo. USD LIBOR + .200% 2.655% FRN 3/15/42 (a)	525,620	495,584
Series 2015-1A, Class A, 3.260% 9/15/72 (a)	1,136,594	1,118,838
Aames Mortgage Investment Trust, Series 2004-1, Class M5, 1 mo. USD LIBOR + 1.725% 4.040% FRN 1/25/35	184,273	183,113
AASET US Ltd., Series 2018-2A, Class A 4.454% 11/16/38 (a)	1,708,132	1,725,503
Adams Outdoor Advertising LP, Series 2018-1, Class A 4.810% 11/15/48 (a)	1,987,626	2,044,211
ALM VII Ltd., Series 2012-7A, Class A1R, 3 mo. USD LIBOR + 1.480% 3.916% FRN 10/15/28 (a)	2,620,000	2,621,310
Alterna Funding II LLC, Series 2015-1A, Class A 2.500% 2/15/24 (a)	152,258	151,497
Arbys Funding LLC, Series 2015-1A, Class A2 4.969% 10/30/45 (a)	1,843,000	1,907,734
Ascentium Equipment Receivables Trust, Series 2018-2A, Class D 4.150% 7/10/24 (a)	2,473,000	2,522,745
Assurant CLO III Ltd., Series 2018-2A, Class C, 4.409% FRN 10/20/31 (a) (b)	820,000	776,170
Atrium XV, Series 15A, Class B, 4.526% FRN 1/23/31 (a) (b)	1,190,000	1,173,178
Avery Point III CLO Ltd., Series 2013-3A, Class AR, 3 mo. USD LIBOR + 1.120% 3.565% FRN 1/18/25 (a)	542,804	541,510
Bain Capital Credit CLO, Series 2017-1A, Class A1, 3 mo. USD LIBOR + 1.250% 3.719% FRN 7/20/30 (a)	1,990,000	1,976,488
BlueVirgo Trust, Series 2015-1A, Class NOTE 3.000% 12/15/22 (a)	435,203	435,203

	Principal Amount	Value
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A 2.940% 5/25/29 (a)	$853,023	$841,999
CAL Funding II Ltd., Series 2018-2A, Class A 4.340% 9/25/43 (a)	1,482,000	1,517,825
Capital Automotive REIT Series 2014-1A, Class A, 3.660% 10/15/44 (a)	900,000	898,151
Series 2017-1A, Class A2, 4.180% 4/15/47 (a)	983,333	990,865
Carlyle Global Market Strategies CLO Ltd. Series 2013-1A, Class A1R, 3 mo. USD LIBOR + 1.220% 3.834% FRN 8/14/30 (a)	4,000,000	3,956,816
Series 2015-3A, Class CR, 5.359% FRN 7/28/28 (a) (b)	330,000	313,426
Castlelake Aircraft Structured Trust, Series 2018-1, Class A 4.125% 6/15/43 (a)	1,648,953	1,674,953
CIFC Funding V Ltd., Series 2017-5A, Class A1, 3.629% FRN 11/16/30 (a) (b)	2,330,000	2,313,098
Clear Creek CLO Ltd., Series 2015-1A, Class AR, 3.669% FRN 10/20/30 (a) (b)	2,040,000	2,025,269
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460% 2.966% FRN 9/25/34	54,696	54,154
Cronos Containers Program I Ltd., Series 2014-2A, Class A 3.270% 11/18/29 (a)	327,778	325,260
Diamond Resorts Owner Trust Series 2015-2, Class A, 2.990% 5/22/28 (a)	373,338	372,140
Series 2016-1, Class A, 3.080% 11/20/28 (a)	1,672,463	1,651,656
Series 2018-1, Class A, 3.700% 1/21/31 (a)	1,660,133	1,673,710
Domino’s Pizza Master Issuer LLC Series 2018-1A, Class A2I, 4.116% 7/25/48 (a)	1,542,250	1,523,050
Series 2017-1A, Class A23, 4.118% 7/25/47 (a)	770,250	777,341
Series 2015-1A, Class A2II, 4.474% 10/25/45 (a)	3,022,500	3,052,455
Drug Royalty Corp., Inc. Series 2014-1, Class A2, 3.484% 7/15/23 (a)	150,839	149,769
Series 2012-1, Class A2, 5.800% 7/15/24 (a)	19,487	19,461

The accompanying notes are an integral part of the financial statements.

52

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Eaton Vance CLO Ltd., Series 2018-1A, Class B, 4.200% FRN 10/15/30 (a) (b)	$1,700,000	$1,682,441
Elara HGV Timeshare Issuer LLC, Series 2016-A, Class A 2.730% 4/25/28 (a)	1,238,942	1,226,576
Entegry New Orleans Storm Recovery Funding I LLC, Series 2015-1, Class A 2.670% 6/01/27	448,945	441,717
Galaxy XX CLO Ltd., Series 2015-20A, Class AR, 3.469% FRN 4/20/31 (a) (b)	3,000,000	2,962,293
Global SC Finance II SRL, Series 2014-1A, Class A1 3.190% 7/17/29 (a)	279,167	275,863
Global SC Finance IV Ltd., Series 2017-1A, Class A 3.850% 4/15/37 (a)	1,534,423	1,526,787
Goldentree Loan Management US CLO Ltd., Series 2017-2A, Class A, 3.619% FRN 11/28/30 (a) (b)	1,950,000	1,935,256
Goodgreen Trust Series 2016-1A, Class A, 3.230% 10/15/52 (a)	2,230,712	2,194,581
Series 2017-1A, Class A, 3.740% 10/15/52 (a)	1,043,604	1,054,586
Series 2018-1A, Class A, 3.930% VRN 10/15/53 (a) (b)	2,768,992	2,817,003
GSAMP Trust, Series 2005-AHL, Class M1, 1 mo. USD LIBOR + ..645% 3.151% FRN 4/25/35	56,192	55,797
Harbor Park CLO Ltd., Series 2018-1A, Class B1, 4.539% FRN 1/20/31 (a) (b)	1,290,000	1,263,066
Helios Issuer LLC, Series 2017-1A, Class A 4.940% 9/20/49 (a)	1,623,032	1,652,972
Hero Funding Trust Series 2016-3A, Class A1, 3.080% 9/20/42 (a)	1,220,351	1,194,208
Series 2017-3A, Class A1, 3.190% 9/20/48 (a)	1,357,414	1,343,222
Series 2017-2A, Class A1, 3.280% 9/20/48 (a)	399,770	399,937
Series 2016-4A, Class A1, 3.570% 9/20/47 (a)	1,365,748	1,381,761
Series 2017-2A, Class A2, 4.070% 9/20/48 (a)	321,384	329,940
Series 2018-1A, Class A2, 4.670% 9/20/48 (a)	2,411,277	2,510,354
Highbridge Loan Management Ltd., Series 12A-18, Class B, 4.222% FRN 7/18/31 (a) (b)	1,200,000	1,114,814

	Principal Amount	Value
Hilton Grand Vacations Trust Series 2013-A, Class A, 2.280% 1/25/26 (a)	$350,378	$348,721
Series 2018-AA, Class C, 4.000% 2/25/32 (a) (b)	400,131	404,930
Horizon Aircraft Finance I Ltd., Series 2018-1, Class A 4.458% 12/15/38 (a)	1,060,000	1,080,486
J.G. Wentworth XLII LLC, Series 2018-2A, Class A 3.960% 10/15/75 (a)	1,539,921	1,587,714
KREF Ltd., Series 2018-FL1, Class C, 4.302% FRN 6/15/36 (a) (b)	1,670,000	1,636,973
Labrador Aviation Finance Ltd., Series 2016-1A, Class A1 4.300% 1/15/42 (a)	2,482,188	2,529,875
LCM XXIII Ltd., Series 23A, Class A1, 3 mo. USD LIBOR + 1.400% 3.869% FRN 10/20/29 (a)	3,030,000	3,023,667
Lendmark Funding Trust Series 2017-1A, Class A, 2.830% 12/22/25 (a)	1,270,000	1,253,488
Series 2018-1A, Class A, 3.810% 12/21/26 (a)	1,730,000	1,727,082
Madison Park Funding Ltd., Series 2018-29A, Class C, 4.448% FRN 10/18/30 (a) (b)	620,000	596,033
Madison Park Funding XXVIII Ltd., Series 2018-28A, Class B, 4.216% FRN 7/15/30 (a) (b)	1,665,000	1,632,306
Marble Point CLO XI Ltd., Series 2017-2A, Class A, 3.625% FRN 12/18/30 (a) (b)	1,200,000	1,185,012
Marriott Vacation Club Owner Trust, Series 2012-1A, Class A 2.510% 5/20/30 (a)	123,909	123,532
Mosaic Solar Loans LLC Series 2017-2A, Class A, 3.820% 6/22/43 (a)	864,982	870,226
Series 2018-1A, Class A, 4.010% 6/22/43 (a)	420,364	425,467
Series 2017-1A, Class A, 4.450% 6/20/42 (a)	434,170	437,388
MP CLO III Ltd., Series 2013-1A, Class AR, 3.719% FRN 10/20/30 (a) (b)	1,750,000	1,737,265
MVW Owner Trust Series 2017-1A, Class A, 2.420% 12/20/34 (a)	356,772	350,001
Series 2015-1A, Class A, 2.520% 12/20/32 (a)	450,642	443,982

The accompanying notes are an integral part of the financial statements.

53

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
NP Ferrum LLC Series 15-1A, Class A1, 2.707% 2/19/45 (a) (e)	$339,487	$335,693
Series 16-1A, Class A1, 3.968% 3/19/46 (a) (e)	999,199	1,010,159
NP SPE II LLC, Series 2017-1A, Class A2 4.219% 10/21/47 (a)	2,260,000	2,291,966
NRZ Advance Receivables Trust, Series 2016-T3, Class AT3 2.833% 10/16/51 (a)	10,600,000	10,456,946
Orange Lake Timeshare Trust Series 2014-AA, Class A, 2.290% 7/09/29 (a)	159,945	157,334
Series 2016-A, Class B, 2.910% 3/08/29 (a)	818,557	812,958
Oxford Finance Funding Trust, Series 2016-1A, Class A 3.968% 6/17/24 (a)	1,061,664	1,064,953
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A, 5.356% FRN 2/25/23 (a) (b)	1,270,000	1,272,728
Race Point VIII CLO Ltd., Series 2013-8A, Class AR, 3 mo. USD LIBOR + 1.340% 3.985% FRN 2/20/30 (a)	700,000	696,728
RR 3 Ltd., Series 2018-3A, Class A1R2, 3.526% FRN 1/15/30 (a) (b)	2,450,000	2,406,290
Sierra Receivables Funding Co. LLC, Series 2015-3A, Class B 3.080% 9/20/32 (a)	137,722	137,008
Sierra Timeshare Receivables Funding LLC, Series 2018-3A, Class D 5.200% 9/20/35 (a)	1,752,027	1,776,410
SoFi Consumer Loan Program LLC, Series 2017-2, Class A 3.280% 2/25/26 (a)	1,552,352	1,548,878
Spirit Master Funding LLC, Series 2014-4A, Class A1 3.501% 1/20/45 (a)	996,562	992,050
SpringCastle America Funding LLC, Series 2016-AA, Class A 3.050% 4/25/29 (a)	886,737	878,161
SPS Servicer Advance Receivables Trust, Series 2016-T2, Class AT2 2.750% 11/15/49 (a)	4,490,000	4,481,644
Steele Creek CLO Ltd. Series 2017-1A, Class A, 3.686% FRN 1/15/30 (a) (b)	660,000	652,069
Series 2018-2A, Class C, 4.573% FRN 8/18/31 (a) (b)	1,170,000	1,109,522

	Principal Amount	Value
Store Master Funding I-VII, Series 2018-1A, Class A2 4.290% 10/20/48 (a)	$1,345,351	$1,382,977
Structured Receivables Finance LLC, Series 2010-B, Class A 3.730% 8/15/36 (a)	209,078	205,242
Sunnova Helios II Issuer LLC, Series 2018-1A, Class A 4.870% 7/20/48 (a)	472,000	481,841
SuttonPark Structured Settlements LLC, Series 2017-1A, Class A 4.190% 1/15/71 (a)	2,012,639	1,956,796
Taco Bell Funding LLC, Series 2018-1A, Class A2II 4.940% 11/25/48 (a)	1,140,000	1,150,040
TAL Advantage VI LLC, Series 2017-1A, Class A 4.500% 4/20/42 (a)	2,260,969	2,306,114
TCI-Symphony CLO Ltd., Series 2016-1A, Class A, 3 mo. USD LIBOR + 1.480% 3.916% FRN 10/13/29 (a)	2,150,000	2,149,972
THL Credit Wind River CLO Ltd. Series 2018-2A, Class B, 3.861% FRN 7/15/30 (a) (b)	1,150,000	1,129,260
Series 2016-2A, Class BR, 4.343% FRN 11/01/31 (a) (b)	900,000	890,622
Trinity Rail Leasing L.P., Series 2018-1A, Class A2 4.620% 6/17/48 (a)	2,420,000	2,477,427
Trip Rail Master Funding LLC Series 2017-1A, Class A1, 2.709% 8/15/47 (a)	473,018	469,054
Series 2017-1A, Class A2, 3.736% 8/15/47 (a)	810,000	816,875
Triton Container Finance IV LLC, Series 2017-2A, Class A 3.620% 8/20/42 (a)	3,014,717	3,004,496
Triton Container Finance VI LLC Series 2017-1A, Class A, 3.520% 6/20/42 (a)	818,792	806,745
Series 2018-2A, Class A, 4.190% 6/22/43 (a)	1,558,000	1,568,166
Vivint Solar Financing V LLC, Series 2018-1A, Class B 7.370% 4/30/48 (a)	2,991,869	3,051,233
VSE VOI Mortgage LLC, Series 2016-A, Class A 2.540% 7/20/33 (a)	1,288,657	1,267,577
WAVE Trust Series 2017-1A, Class A, 3.844% 11/15/42 (a)	3,721,802	3,726,250
Series 2017-1A, Class C, 6.656% 11/15/42 (a)	2,332,752	2,328,098

The accompanying notes are an integral part of the financial statements.

54

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wendy’s Funding LLC Series 2015-1A, Class A2II, 4.080% 6/15/45 (a)	$1,770,525	$1,779,360
Series 2015-1A, Class A23, 4.497% 6/15/45 (a)	2,128,500	2,192,727
Westgate Resorts LLC, Series 2017-1A, Class A 3.050% 12/20/30 (a)	1,079,485	1,071,436
Willis Engine Structured Trust IV, Series 2018-A, Class A, 4.750% STEP 9/15/43 (a)	1,334,778	1,369,448
Wingstop Funding LLC, Series 2018-1, Class A2 4.970% 12/05/48 (a)	650,000	656,343

		160,881,400

Student Loans ABS — 12.2%
AccessLex Institute Series 2004-A, Class A3, 28 day ARS 1.699% FRN 7/01/39	2,950,000	2,906,854
Series 2003-A, Class A3, 3 mo. Treasury + 1.200% 3.590% FRN 7/01/38	232,520	226,995
College Loan Corp. Trust I, Series 2007-1, Class B2, 28 day ARS FRN1/25/47	900,000	715,566
Collegiate Funding Services Education Loan Trust, Series 2005-B, Class A4, 3 mo. USD LIBOR + .160% 2.973% FRN 3/28/35	1,284,781	1,269,714
DRB Prime Student Loan Trust, Series 2015-D, Class A2 3.200% 1/25/40 (a)	647,530	652,278
Earnest Student Loan Program LLC, Series 2016-B, Class A2 3.020% 5/25/34 (a)	802,482	799,840
ECMC Group Student Loan Trust Series 2018-2A, Class A, 3.306% FRN 9/25/68 (a) (b)	2,656,714	2,654,474
Series 2017-1A, Class A, 1 mo. USD LIBOR + 1.200% 3.706% FRN 12/27/66 (a)	2,570,314	2,599,453
Series 2016-1A, Class A, 1 mo. USD LIBOR + 1.350% 3.856% FRN 7/26/66 (a)	3,124,809	3,184,092
EdLinc Student Loan Funding, Series 2017-A, Class A, 3.350% FRN 12/01/47 (a) (b)	3,108,447	3,144,695
Education Services of America Series 2014-4, Class B, 1 mo. USD LIBOR + 1.500% 4.006% FRN 6/25/48 (a)	1,200,000	1,126,632

	Principal Amount	Value
Series 2015-1, Class B, 1 mo. USD LIBOR + 1.500% 4.006% FRN 10/25/56 (a)	$1,100,000	$1,045,340
Educational Funding of the South, Inc., Series 2011-1, Class B, 3 mo. USD LIBOR + 3.700% 6.190% FRN 4/25/46	625,000	655,695
Higher Education Funding I Series 2004-1, Class B1, 28 day ARS 0.000%FRN 1/01/44 (a)	450,000	396,173
Series 2004-1, Class B2, 28 day ARS 0.000%FRN 1/01/44 (a)	450,000	385,168
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4, 3 mo. USD LIBOR + .310% 3.132% FRN 9/27/35	120,457	120,162
Laurel Road Prime Student Loan Trust, Series 2017-B, Class BFX 3.020% 8/25/42 (a)	957,860	940,340
Navient Private Education Loan Trust, Series 2018-BA, Class A2B, 3.175% FRN 12/15/59 (a) (b)	880,000	882,463
Navient Private Education Refi Loan Trust, Series 2018-CA, Class B 4.220% 6/16/42 (a)	1,530,000	1,507,707
Navient Student Loan Trust Series 2018-1A, Class A3, 3.226% FRN 3/25/67 (a) (b)	4,150,000	4,126,751
Series 2014-1, Class A4, 1 mo. USD LIBOR + .750% 3.256% FRN 2/25/39	3,000,000	2,967,155
Series 2017-5A, Class A, 3.306% FRN 7/26/66 (a) (b)	1,744,717	1,747,665
Series 2018-3A, Class A3, 3.306% FRN 3/25/67 (a) (b)	4,700,000	4,641,848
Series 2016-5A, Class A, 1 mo. USD LIBOR + 1.250% 3.756% FRN 6/25/65 (a)	2,487,777	2,506,401
Series 2016-6A, Class A3, 1 mo. USD LIBOR + 1.300% 3.806% FRN 3/25/66 (a)	7,050,000	7,201,942
Series 2015-3, Class B, 1 mo. USD LIBOR + 1.500% 4.006% FRN 10/25/58	940,000	953,404
Series 2016-2, Class A3, 1 mo. USD LIBOR + 1.500% 4.006% FRN 6/25/65 (a)	2,370,000	2,448,780
Nelnet Private Education Loan Trust, Series 2016-A, Class A1B 3.600% 12/26/40 (a)	820,014	798,509

The accompanying notes are an integral part of the financial statements.

55

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Nelnet Student Loan Trust Series 2005-4, Class A4A, 7 day ARS, 0.000% 2.594% FRN 3/22/32	$325,000	$317,653
Series 2006-3, Class B, 3 mo. USD LIBOR + .250% 3.072% FRN 6/25/41	730,056	670,789
Series 2018-3A, Class A3, 3.256% FRN 9/27/66 (a) (b)	3,800,000	3,804,804
North Carolina State Education Assistance Authority, Series 2011-2, Class A3, 3 mo. USD LIBOR + .800% 3.290% FRN 7/25/36	1,600,000	1,606,633
PHEAA Student Loan Trust, Series 2016-2A, Class A, 1 mo. USD LIBOR + .950% 3.456% FRN 11/25/65 (a)	2,635,192	2,648,328
SLM Student Loan Trust Series 2007-1, Class A6, 3 mo. USD LIBOR + .140% 2.630% FRN 1/27/42	550,000	529,260
Series 2005-3, Class B, 3 mo. USD LIBOR + .150% 2.640% FRN 4/25/40	961,926	885,800
Series 2006-10, Class A6, 3 mo. USD LIBOR + .150% 2.640% FRN 3/25/44	5,310,000	5,163,869
Series 2006-5, Class B, 3 mo. USD LIBOR + .210% 2.700% FRN 10/25/40	2,258,162	2,143,657
Series 2005-6, Class B, 3 mo. USD LIBOR + .290% 2.780% FRN 1/25/44	2,357,122	2,187,226
Series 2005-9, Class A7A, 3 mo. EURIBOR + .600% 3.090% FRN 1/25/41	3,530,000	3,500,357
Series 2003-14, Class A7, 3 mo. USD LIBOR + .600% 3.090% FRN 10/25/65 (a)	15,050,000	15,008,126
Series 2005-7, Class A5, 3 mo. USD LIBOR + .750% 3.240% FRN 1/25/40	5,300,000	5,257,765
Series 2005-5, Class A5, 3 mo. USD LIBOR + .750% 3.240% FRN 10/25/40	1,056,000	1,047,424
Series 2013-2, Class B, 1 mo. USD LIBOR + 1.500% 4.006% FRN 6/25/43	1,420,000	1,400,382
Series 2002-7, Class A11, 28 day ARS 4.080% FRN 3/15/28	518,000	518,000

	Principal Amount	Value
Series 2002-7, Class A10, 28 day ARS 4.088% FRN 3/15/28	$234,000	$234,000
Series 2003-5, Class A7, 28 day ARS 4.490% FRN 6/15/30	250,000	250,000
Series 2002-7, Class B, 28 day ARS 5.073% FRN 12/15/39	3,950,000	3,964,260
Series 2003-2, Class A7, 28 day ARS 5.083% FRN 9/15/28	650,000	650,000
SMB Private Education Loan Trust, Series 2016-B, Class A2A 2.430% 2/17/32 (a)	1,249,423	1,227,265
SoFi Professional Loan Program LLC Series 2015-A, Class RC, 0.000%3/25/33 (a)	1,200	1,245,000
Series 2017-D, Class R1, 0.000%9/25/40 (a)	4,688,500	3,025,255
Series 2018-A, Class R1, 0.000%2/25/42 (a)	3,759,800	2,700,288
Series 2018-B, Class R1, 0.000%8/26/47 (a)	3,324,300	1,823,732
Series 2018-D, Class R1, 0.000%2/25/48 (a)	4,961,600	1,709,271
Series 2016-D, Class A2B, 2.340% 4/25/33 (a)	1,300,000	1,272,326
Series 2017-A, Class B, 3.440% VRN 3/26/40 (a) (b)	1,220,000	1,191,518
Series 2017-C, Class C, 4.210% VRN 7/25/40 (a) (b)	990,000	965,087
South Carolina Student Loan Corp. Series 2014-1, Class A2, 1 mo. USD LIBOR + 1.000% 3.349% FRN 1/03/33	1,800,000	1,816,000
Series 2014-1, Class B, 1 mo. USD LIBOR + 1.500% 3.849% FRN 8/01/35	3,050,000	3,092,770
South Texas Higher Education Authority, Inc., Series 2012-1, Class A3, 3 mo. USD LIBOR + .850% 3.246% FRN 10/01/46	1,700,000	1,719,368

		126,182,309

WL Collateral CMO — 0.6%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7, 4.640% VRN 8/25/34 (b)	30,198	29,735
Countrywide Home Loans, Inc. Series 2004-2, Class 1A1, 3.714% VRN 2/25/34 (b)	18,506	17,902
Series 2003-42, Class 1A1, 3.991% VRN 9/25/33 (b)	4,141	3,752

The accompanying notes are an integral part of the financial statements.

56

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, 4.104% VRN 8/25/34 (b)	$5,855	$5,605
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, 3.944% VRN 8/25/34 (b)	40,157	37,858
JP Morgan Mortgage Trust, Series 2017-1, Class A11, 3.500% VRN 1/25/47 (a) (b)	3,085,702	3,012,804
Merrill Lynch Mortgage Investors, Inc. Series 2004-A1, Class IA, 3.792% VRN 2/25/34 (b)	3,461	3,206
Series 2003-A4, Class IA, 4.597% VRN 7/25/33 (b)	2,685	2,598
PSMC Trust, Series 2018-2, Class A1, 3.500% VRN 6/25/48 (a) (b)	3,723,579	3,648,061
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, 4.347% VRN 3/25/34 (b)	22,589	21,750
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR2, Class A, 12 mo. MTA + 1.400% 3.557% FRN 4/25/44	64,221	62,002

		6,845,273

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $337,041,358)		336,137,589

SOVEREIGN DEBT OBLIGATIONS — 0.8%
Colombia Government International Bond 6.125% 1/18/41	2,580,000	2,786,400
Mexico Government International Bond 4.750% 3/08/44	4,727,000	4,296,843
6.750% 9/27/34	685,000	780,284

		7,863,527

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $8,257,423)		7,863,527

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 26.9%
Collateralized Mortgage Obligations — 0.3%
Federal Home Loan Mortgage Corp. Series 2617, Class Z, 5.500% 5/15/33	1,191,900	1,296,229
Series 2693, Class Z, 5.500% 10/15/33	2,155,904	2,312,210

	Principal Amount	Value
Series 2178, Class PB, 7.000% 8/15/29	$48,710	$53,442

		3,661,881

Pass-Through Securities — 26.2%
Federal Home Loan Mortgage Corp. Pool #G11630 3.500% 6/01/19	3,556	3,558
Pool #J13972 3.500% 1/01/26	47,461	48,173
Pool #C91344 3.500% 11/01/30	136,535	138,717
Pool #C91424 3.500% 1/01/32	92,806	94,230
Pool #Q41916 3.500% 7/01/46	1,576,813	1,583,896
Pool #Q42045 3.500% 7/01/46	668,869	671,873
Pool #Q44275 3.500% 11/01/46	1,328,315	1,333,867
Pool #Q44277 3.500% 11/01/46	388,845	389,984
Pool #Q52216 3.500% 11/01/47	3,590,763	3,590,061
Pool #V83764 4.000% 12/01/47	9,973,311	10,175,115
Pool #V83796 4.000% 12/01/47	8,966,967	9,148,408
Pool #Q52834 4.000% 12/01/47	1,478,257	1,507,707
Pool #V83962 4.000% 2/01/48	2,636,086	2,689,426
Pool #Q57232 4.000% 7/01/48	2,336,106	2,382,099
Pool #C91239 4.500% 3/01/29	6,896	7,172
Pool #C91251 4.500% 6/01/29	43,213	44,942
Pool #G05253 5.000% 2/01/39	209,238	222,030
Pool #C90939 5.500% 12/01/25	25,060	26,627
Pool #D97258 5.500% 4/01/27	14,063	14,943
Pool #C91026 5.500% 4/01/27	40,079	42,585
Pool #C91074 5.500% 8/01/27	4,194	4,459
Pool #D97417 5.500% 10/01/27	11,247	11,961
Pool #C91128 5.500% 12/01/27	2,061	2,192
Pool #C91148 5.500% 1/01/28	91,381	97,182
Pool #C91176 5.500% 5/01/28	31,856	33,878
Pool #C91217 5.500% 11/01/28	12,430	13,219
Pool #C01079 7.500% 10/01/30	1,682	1,919
Pool #C01135 7.500% 2/01/31	5,400	6,145
Federal National Mortgage Association Pool #AO8180 3.000% 9/01/42	36,837	36,182
Pool #AB7397 3.000% 12/01/42	174,913	171,804
Pool #AB7401 3.000% 12/01/42	163,173	160,273
Pool #AP8668 3.000% 12/01/42	200,840	197,271
Pool #AR1975 3.000% 12/01/42	45,372	44,565
Pool #AR0306 3.000% 1/01/43	13,672	13,429
Pool #AR5391 3.000% 1/01/43	109,472	107,526
Pool #AL3215 3.000% 2/01/43	149,458	146,661
Pool #AR4109 3.000% 2/01/43	146,690	143,946
Pool #AR4432 3.000% 3/01/43	59,108	58,002
Pool #AT0169 3.000% 3/01/43	265,880	261,155
Pool #AB8809 3.000% 3/01/43	81,511	79,985
Pool #MA1368 3.000% 3/01/43	274,813	269,671
Pool #AR2174 3.000% 4/01/43	296,577	291,028
Pool #MA2806 3.000% 11/01/46	14,687,725	14,344,055
Pool #BM3564 3.000% 7/01/47	7,257,802	7,085,713
Pool #AS1304 3.500% 12/01/28	1,497,002	1,520,743

The accompanying notes are an integral part of the financial statements.

57

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AV1897 3.500% 12/01/28	$270,657	$274,950
Pool #AV2325 3.500% 12/01/28	742,882	754,663
Pool #BF0196 3.500% 2/01/41	1,435,080	1,446,796
Pool #MA1356 3.500% 2/01/43	10,402,357	10,467,778
Pool #BM3994 3.500% 1/01/44	1,613,739	1,623,888
Pool #CA1073 3.500% 1/01/48	13,922,037	13,922,582
Pool #BJ0686 4.000% 4/01/48	3,380,595	3,448,603
Pool #CA1951 4.000% 7/01/48	4,367,759	4,458,356
Pool #775539 12 mo. USD LIBOR + 1.645% 4.179% FRN 5/01/34	45,576	47,436
Pool #725692 1 year CMT + 2.138% 4.318% FRN 10/01/33	92,469	96,973
Pool #888586 1 year CMT + 2.199% 4.379% FRN 10/01/34	96,846	101,804
Pool #AA3980 4.500% 4/01/28	68,634	71,355
Pool #CA1952 4.500% 6/01/48	3,250,794	3,374,731
Pool #CA1909 4.500% 6/01/48	10,798,440	11,186,508
Pool #BK7877 4.500% 7/01/48	2,220,156	2,304,799
Pool #AD6437 5.000% 6/01/40	511,492	544,339
Pool #AD6996 5.000% 7/01/40	3,422,200	3,631,275
Pool #AL8173 5.000% 2/01/44	1,374,038	1,455,836
Pool #AD0836 5.500% 11/01/28	77,487	82,405
Pool #575667 7.000% 3/01/31	12,116	13,859
Pool #529453 7.500% 1/01/30	2,601	2,971
Pool #531196 7.500% 2/01/30	307	347
Pool #530299 7.500% 3/01/30	346	383
Pool #535996 7.500% 6/01/31	5,975	6,812
Pool #523499 8.000% 11/01/29	261	297
Pool #252926 8.000% 12/01/29	153	176
Pool #532819 8.000% 3/01/30	126	146
Pool #534703 8.000% 5/01/30	2,704	3,116
Pool #253437 8.000% 9/01/30	134	155
Pool #253481 8.000% 10/01/30	81	93
Pool #190317 8.000% 8/01/31	3,178	3,667
Pool #596656 8.000% 8/01/31	826	845
Pool #602008 8.000% 8/01/31	4,060	4,663
Pool #597220 8.000% 9/01/31	3,149	3,647
Federal National Mortgage Association TBA Pool #9174 4.000% 5/01/48 (g)	53,525,000	54,557,867
Pool #18718 4.500% 6/01/48 (g)	34,450,000	35,661,131
Government National Mortgage Association Pool #783896 3.500% 5/15/44	4,735,348	4,793,429
Pool #371146 7.000% 9/15/23	99	104
Pool #352022 7.000% 11/15/23	4,507	4,808
Pool #374440 7.000% 11/15/23	297	317
Pool #491089 7.000% 12/15/28	8,472	9,229
Pool #480539 7.000% 4/15/29	412	461
Pool #478658 7.000% 5/15/29	2,145	2,425
Pool #488634 7.000% 5/15/29	2,243	2,519

	Principal Amount	Value
Pool #500928 7.000% 5/15/29	$4,212	$4,748
Pool #499410 7.000% 7/15/29	1,248	1,415
Pool #510083 7.000% 7/15/29	922	1,035
Pool #493723 7.000% 8/15/29	2,537	2,877
Pool #516706 7.000% 8/15/29	57	59
Pool #581417 7.000% 7/15/32	12,112	13,763
Government National Mortgage Association II Pool #008746 1 year CMT + 1.500% 3.125% FRN 11/20/25	4,270	4,346
Pool #080136 1 year CMT + 1.500% 3.125% FRN 11/20/27	837	855
Government National Mortgage Association II TBA Pool #188 3.000% 5/01/47 (g)	41,350,000	40,716,828
Pool #207 3.500% 12/01/47 (g)	10,875,000	10,948,916
Pool #232 4.000% 5/01/48 (g)	5,300,000	5,427,117

		270,708,880

Whole Loans — 0.4%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2016-HQA3, Class M1, 1 mo. USD LIBOR + .800% 3.306% FRN 3/25/29	94,579	94,601
Series 2016-HQA3, Class M2, 1 mo. USD LIBOR + 1.350% 3.856% FRN 3/25/29	790,000	793,927
Federal National Mortgage Association Connecticut Avenue Securities Series 2016-C06, Class 1M1, 1 mo. USD LIBOR + 1.300% 3.806% FRN 4/25/29	1,414,070	1,420,303
Series 2016-C05, Class 2M1, 1 mo. USD LIBOR + 1.350% 3.856% FRN 1/25/29	711,842	712,713
Series 2016-C04, Class 1M1, 1 mo. USD LIBOR + 1.450% 3.956% FRN 1/25/29	921,819	925,429

		3,946,973

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $278,810,742)		278,317,734

The accompanying notes are an integral part of the financial statements.

58

MML Managed Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS — 0.5%
U.S. Treasury Bonds & Notes — 0.5%
U.S. Treasury Bond 2.500% 5/15/46	$500,000	$450,859
3.500% 2/15/39 (f)	3,900,000	4,264,508

		4,715,367

TOTAL U.S. TREASURY OBLIGATIONS (Cost $4,591,426)		4,715,367

TOTAL BONDS & NOTES (Cost $1,047,133,724)		1,030,352,580

TOTAL PURCHASED OPTIONS (#) — 1.0% (Cost $10,172,309)		10,628,513

MUTUAL FUNDS — 0.2%
Diversified Financial Services — 0.2%
State Street Navigator Securities Lending Prime Portfolio (h)	1,752,085	1,752,085

TOTAL MUTUAL FUNDS (Cost $1,752,085)		1,752,085

TOTAL LONG-TERM INVESTMENTS (Cost $1,061,433,118)		1,044,997,978

SHORT-TERM INVESTMENTS — 13.7%
Commercial Paper — 13.7%
AT&T, Inc. 3.167% 3/15/19 (a)	8,000,000	7,949,236
CBS Corp. 3.109% 2/20/19 (a)	4,500,000	4,480,939
Duke Energy Corp. 3.077% 3/20/19 (a)	8,000,000	7,945,455
Entergy Corp. 3.216% 3/04/19 (a)	11,500,000	11,438,780
Experian Finance Plc 3.024% 1/31/19 (a)	10,000,000	9,975,863
FMC Tech, Inc. 3.218% 3/13/19 (a)	5,000,000	4,969,140
Glencore Funding LLC 3.094% 1/03/19 (a)	3,600,000	3,599,183
Harley-Davidson, Inc. 3.119% 3/25/19 (a)	5,000,000	4,963,577
Mondelez International, Inc. 3.119% 2/19/19 (a)	10,000,000	9,958,569
National Grid USA 2.861% 2/14/19 (a)	3,000,000	2,988,937

	Principal Amount	Value
Public Service Enterprise Group, Inc. 3.052% 1/23/19 (a)	$7,091,000	$7,078,075
Public Storage 3.052% 1/22/19 (a)	2,162,000	2,158,238
Southern Co. Gas Capital 3.160% 2/14/19 (a)	5,000,000	4,981,562
Spectra Energy Partners 3.098% 1/08/19 (a)	5,800,000	5,796,515
3.100% 1/15/19 (a)	6,000,000	5,993,000
Suncor Energy, Inc. 3.199% 3/19/19 (a)	6,600,000	6,555,613
Telus Corp. 3.116% 3/20/19 (a)	7,000,000	6,952,273
3.167% 3/19/19 (a)	4,000,000	3,973,099
Transcanada Pipelines Ltd. 3.117% 3/11/19 (a)	4,200,000	4,174,847
3.218% 3/15/19 (a)	5,000,000	4,968,221
Tyco International Holding Sarl 3.476% 3/21/19 (a)	5,000,000	4,966,078
Walgreens Boots Alliance, Inc. 3.289% 4/16/19	7,000,000	6,935,054
3.349% 5/31/19	4,000,000	3,946,814
Westar Energy, Inc. 3.045% 1/09/19 (a)	4,300,000	4,297,078

		141,046,146

TOTAL SHORT-TERM INVESTMENTS (Cost $141,045,972)		141,046,146

TOTAL INVESTMENTS — 114.8% (Cost $1,202,479,090) (i)		1,186,044,124

Other Assets/(Liabilities) — (14.8)%		(152,557,532)

NET ASSETS — 100.0%		$1,033,486,592

Abbreviation Legend

ABS	Asset-Backed Security
ARS	Auction Rate Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan

The accompanying notes are an integral part of the financial statements.

59

MML Managed Bond Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, these securities amounted to a value of $498,957,155 or 48.28% of net assets.

(b)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at December 31, 2018.

(c)	Security is perpetual and has no stated maturity date.
(d)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2018, was
$1,717,576 or 0.17% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(e)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2018, these securities amounted to a value of $1,345,852 or 0.13% of net assets.

(f)	A portion of this security is pledged/held as collateral for open futures contracts and open swap agreements. (Note 2).
(g)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(h)	Represents investment of security lending collateral. (Note 2).
(i)	See Note 6 for aggregate cost for federal tax purposes.

(#)	Purchased Swaptions contracts at December 31, 2018:

OTC Counterparty	Units	Notional Amount	Expiration Date	Pay/ Receive Exercise Rate	Description	Premiums Purchased	Value	Unrealized Appreciation/ (Depreciation)
Call
Barclays Bank PLC*	32,720,000	USD 32,720,000	12/13/32	Receive	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 12/15/42, Exercise Rate 2.44%	$1,635,748	$1,398,969	$(236,779)

Credit Suisse International*	36,280,000	USD 36,280,000	1/31/33	Receive	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 2/02/43, Exercise Rate 2.61%	1,741,440	1,724,189	(17,251)

						3,377,188	3,123,158	(254,030)

Put
Barclays Bank PLC*	66,610,000	USD 66,610,000	12/13/32	Pay	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 12/15/42, Exercise Rate 2.94%	$3,330,035	$3,774,085	$444,050

Credit Suisse International*	72,340,000	USD 72,340,000	1/31/33	Pay	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 2/02/43, Exercise Rate 3.11%	3,465,086	3,731,270	266,184

						6,795,121	7,505,355	710,234

						$10,172,309	$10,628,513	$456,204

*	Contracts are subject to a Master Netting Agreement.

The accompanying notes are an integral part of the financial statements.

60

MML Managed Bond Fund – Portfolio of Investments (Continued)

Futures contracts at December 31, 2018:

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Ultra Bond	3/20/19	509	$77,651,332	$4,122,699
U.S. Treasury Note 2 Year	3/29/19	368	77,618,979	512,021
U.S. Treasury Note 5 Year	3/29/19	609	68,816,170	1,028,518

				$5,663,238

Short
U.S. Treasury Long Bond	3/20/19	278	$(38,836,980)	$(1,751,020)
U.S. Treasury Ultra 10 Year	3/20/19	7	(907,024)	(3,523)

				$(1,754,543)

Swap agreements at December 31, 2018:

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Credit Default Swaps — Sell Protection††
OTC Swaps

Goldman Sachs International*	USD	3,200,000	5/11/63	Monthly	3.000%	CMBX.NA.6† (Rating: BBB-)	$(518,001)	$1,972	$(516,029)

Goldman Sachs International*	USD	2,540,000	5/11/63	Monthly	3.000%	CMBX.NA.6† (Rating: BBB-)	(189,635)	(219,964)	(409,599)

Goldman Sachs International*	USD	920,000	5/11/63	Monthly	3.000%	CMBX.NA.6† (Rating: BBB-)	(74,648)	(73,711)	(148,359)

							$(782,284)	$(291,703)	$(1,073,987)

Collateral for swap agreements held by Goldman Sachs International amounted to $260,000 in cash at December 31, 2018; and collateral for swap agreements held by Goldman Sachs International amounted to $663,970 in securities at December 31, 2018.

*	Contracts are subject to a Master Netting Agreement.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††

For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

61

MML Managed Bond Fund – Portfolio of Investments (Continued)

Country weightings, as a percentage of net assets, is as follows:

United States	85.2%
Cayman Islands	6.2%
Mexico	1.4%
Canada	1.3%
Netherlands	1.3%
Bermuda	1.0%
United Kingdom	0.9%
Luxembourg	0.7%
Ireland	0.6%
Switzerland	0.4%
Turkey	0.3%
Sweden	0.3%
Colombia	0.3%
Israel	0.3%
Spain	0.2%
Norway	0.2%
Germany	0.2%
Panama	0.1%
Australia	0.1%
Italy	0.1%
Barbados	0.0%

Total Long-Term Investments	101.1%
Short-Term Investments and Other Assets and Liabilities	(1.1)%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

62

MML U.S. Government Money Market Fund – Portfolio of Investments

December 31, 2018

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 100.0%
Discount Notes — 69.4%
Federal Farm Credit Bank 1 mo. USD LIBOR + .150% 2.605% FRN 1/15/19, 3/15/19 (a)	$5,000,000	$5,002,825
1 mo. USD LIBOR + .175% 2.681% FRN 1/25/19, 2/25/19 (a)	1,500,000	1,500,691
2.729% 10/22/19, 10/22/19 (a)	655,000	640,932
2.758% 9/30/19, 9/30/19 (a)	1,000,000	979,902
Federal Home Loan Bank 2.258% FRN 1/07/19, 6/07/19 (a) (b)	6,000,000	5,999,998
3 mo. USD LIBOR - .220% 2.321% FRN 2/01/19, 2/01/19 (a)	3,000,000	3,000,328
2.325% 1/02/19, 1/02/19 (a)	3,400,000	3,399,784
2.365% FRN 1/17/19, 7/17/19 (a) (b)	10,000,000	10,000,041
2.375% 1/02/19, 1/02/19 (a)	5,000,000	4,999,675
2.379% FRN 1/21/19, 8/21/19 (a) (b)	4,000,000	4,000,000
2.390% FRN 1/20/19, 3/20/19 (a) (b)	3,450,000	3,449,880
2.394% FRN 1/22/19, 4/22/19 (a) (b)	2,500,000	2,500,104
2.400% 1/11/19, 1/11/19 (a)	3,000,000	2,998,029
2.405% FRN 1/17/19, 1/17/20 (a) (b)	4,500,000	4,500,000
2.407% 1/14/19, 1/14/19 (a)	5,000,000	4,995,721
2.407% 1/15/19, 1/15/19 (a)	5,000,000	4,995,392
2.408% 1/18/19, 1/18/19 (a)	700,000	699,216
2.409% 2/08/19, 2/08/19 (a)	600,000	598,499
1 mo. USD LIBOR - .090% 2.414% FRN 1/22/19, 1/22/19 (a)	1,600,000	1,600,033
2.416% 1/24/19, 1/24/19 (a)	1,600,000	1,597,569
2.416% 1/10/19, 1/10/19 (a)	4,000,000	3,997,620
1 mo. USD LIBOR - .090% 2.416% FRN 1/25/19, 1/25/19 (a)	5,000,000	5,000,053
2.416% 2/08/19, 2/08/19 (a)	4,162,000	4,151,566
2.418% 1/23/19, 1/23/19 (a)	3,715,000	3,709,597
2.421% 2/21/19, 2/21/19 (a)	6,640,000	6,617,612
2.428% 1/25/19, 1/25/19 (a)	1,200,000	1,198,088
2.428% 1/28/19, 1/28/19 (a)	1,160,000	1,157,921
2.431% FRN 1/28/19, 2/28/19 (a) (b)	5,000,000	4,999,968
2.446% 2/13/19, 2/13/19 (a)	6,850,000	6,830,322
2.468% 4/10/19, 4/10/19 (a)	2,000,000	1,986,772
1 mo. USD LIBOR - .035% 2.469% FRN 1/23/19, 1/23/19 (a)	1,400,000	1,400,064
2.486% 4/12/19, 4/12/19 (a)	500,000	496,591
3 mo. USD LIBOR - .235% 2.504% FRN 3/06/19, 3/06/19 (a)	2,000,000	1,999,751

	Principal Amount	Value
3 mo. USD LIBOR - .160% 2.517% FRN 2/24/19, 5/24/19 (a)	$7,000,000	$7,003,749
2.561% 5/22/19, 5/22/19 (a)	2,077,000	2,056,703
2.592% 6/13/19, 6/13/19 (a)	2,300,000	2,273,757
2.713% 9/12/19, 9/12/19 (a)	1,770,000	1,737,281
2.767% 9/26/19, 9/26/19 (a)	200,000	196,025

		124,272,059

Repurchase Agreement — 11.2%
HSBC Securities (USA) Inc., Tri-Party Repurchase Agreement, dated 12/31/18, 2.900%, due 1/02/19 (c)	20,000,000	20,000,000

U.S. Treasury Bonds & Notes — 19.4%
U.S. Treasury Note 0.750% 2/15/19, 2/15/19 (a)	5,000,000	4,990,973
1.000% 8/31/19, 8/31/19 (a)	5,500,000	5,441,064
1.000% 11/30/19, 11/30/19 (a)	3,500,000	3,445,574
1.125% 1/31/19, 1/31/19 (a)	8,000,000	7,992,992
1.500% 3/31/19, 3/31/19 (a)	8,000,000	7,982,920
1.625% 8/31/19, 8/31/19 (a)	5,000,000	4,966,877

		34,820,400

TOTAL SHORT-TERM INVESTMENTS (Cost $179,092,459)		179,092,459

TOTAL INVESTMENTS — 100.0% (Cost $179,092,459) (d)		179,092,459

Other Assets/(Liabilities) — 0.0%		10,032

NET ASSETS — 100.0%		$179,102,491

Abbreviation Legend

FRN	Floating Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	The stated maturity dates reflect demand date and stated maturity date, respectively.
(b)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at December 31, 2018.

(c)

Maturity value of $20,003,222. Collateralized by U.S. Government Agency obligations with rates ranging from 0.000% – 3.125%, maturity dates ranging from 8/31/19 – 5/15/48, and an aggregate market value, including accrued interest, of $20,400,000.

(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

63

MML Series Investment Fund II – Financial Statements

Statements of Assets and Liabilities

December 31, 2018

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund	MML U.S. Government Money Market Fund
Assets:
Investments, at value (Note 2) (a)	$640,291,048	$710,293,081	$1,044,997,978	$-
Repurchase agreements, at value (Note 2) (b)	3,389,677	10,120,183	-	20,000,000
Other short-term investments, at value (Note 2) (c)	41,325,815	-	141,046,146	159,092,459

Total investments (d)	685,006,540	720,413,264	1,186,044,124	179,092,459

Cash	5,287	5,155	2,846,400	26,455
Receivables from:
Investments sold	2,766,309	334,668	16,384,250	-
Investments sold on a when-issued basis (Note 2)	22,109,424	-	87,174,102	-
Fund shares sold	335,426	2,661,542	294,742	925,752
Collateral pledged for open swap agreements (Note 2)	-	-	260,000	-
Variation margin on open derivative instruments (Note 2)	79,030	-	362,198	-
Interest and dividends	2,099,415	998,099	7,140,730	211,143
Interest tax reclaim receivable	4,961	-	6,966	-
Foreign taxes withheld	-	12,094	-	-

Total assets	712,406,392	724,424,822	1,300,513,512	180,255,809

Liabilities:
Payables for:
Investments purchased	1,592,971	1,029,885	-	-
Collateral held for open purchased options (Note 2)	1,690,000	-	10,555,000	-
Collateral held for when-issued securities (Note 2)	128,874	-	727,000	-
Investments purchased on a when-issued basis (Note 2)	62,224,731	-	233,183,277	-
Fund shares repurchased	229,809	258,264	18,710,117	962,882
Securities on loan (Note 2)	67,674	4,720,300	1,752,085	-
Open swap agreements, at value (Note 2)	175,773	-	1,073,987	-
Trustees’ fees and expenses (Note 3)	218,397	274,014	263,709	56,460
Affiliates (Note 3):
Investment advisory fees	233,585	258,181	355,466	72,929
Service fees	77,029	56,903	172,686	-
Commitment and Contingent Liabilities (Note 9)	-	-	-	-
Accrued expense and other liabilities	156,416	147,139	233,593	61,047

Total liabilities	66,795,259	6,744,686	267,026,920	1,153,318

Net assets	$645,611,133	$717,680,136	$1,033,486,592	$179,102,491

Net assets consist of:
Paid-in capital	$539,365,085	$625,692,488	$1,084,781,286	$179,152,670
Accumulated Gain (Loss)	106,246,048	91,987,648	(51,294,694)	(50,179)

Net assets	$645,611,133	$717,680,136	$1,033,486,592	$179,102,491

(a) Cost of investments:	$566,393,648	$669,745,929	$1,061,433,118	$-
(b) Cost of repurchase agreements:	$3,389,677	$10,120,183	$-	$20,000,000
(c) Cost of other short-term investments:	$41,329,041	$-	$141,045,972	$159,092,459
(d) Securities on loan with market value of:	$66,188	$3,719,522	$1,717,576	$-

The accompanying notes are an integral part of the financial statements.

64

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2018

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund	MML U.S. Government Money Market Fund
Initial Class shares:
Net assets	$527,007,339	$634,703,458	$778,603,115	$179,102,491

Shares outstanding (a)	25,900,189	26,268,320	65,240,508	179,105,668

Net asset value, offering price and redemption price per share	$20.35	$24.16	$11.93	$1.00

Service Class shares:
Net assets	$118,603,794	$82,976,678	$254,883,477	$-

Shares outstanding (a)	5,844,160	3,483,007	21,400,361	-

Net asset value, offering price and redemption price per share	$20.29	$23.82	$11.91	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

65

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2018

	MML Blend Fund	MML Equity Fund	MML Managed Bond Fund	MML U.S. Government Money Market Fund
Investment income (Note 2):
Dividends (a)	$10,164,072	$20,251,499	$121,125	$-
Interest	7,772,777	107,940	43,771,655	3,233,205
Securities lending net income	25	30,288	1,891	-

Total investment income	17,936,874	20,389,727	43,894,671	3,233,205

Expenses (Note 3):
Investment advisory fees	2,887,407	3,377,250	4,534,099	821,910
Custody fees	72,698	72,339	112,709	18,322
Audit fees	37,419	36,653	38,425	31,881
Legal fees	20,919	13,108	35,979	19,532
Proxy fees	1,293	1,293	1,293	1,293
Shareholder reporting fees	69,662	104,585	113,509	16,552
Trustees’ fees	40,358	48,800	68,286	9,863

	3,129,756	3,654,028	4,904,300	919,353
Service fees:
Service Class	268,566	233,559	689,951	-

Total expenses	3,398,322	3,887,587	5,594,251	919,353

Net investment income (loss)	14,538,552	16,502,140	38,300,420	2,313,852

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	35,568,060	38,001,527	(13,456,104)	360
Futures contracts	(820,832)	-	(7,460,772)	-
Swap agreements	75,062	-	458,075	-
Foreign currency transactions	-	(14,857)	-	-

Net realized gain (loss)	34,822,290	37,986,670	(20,458,801)	360

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(79,381,342)	(133,765,394)	(30,316,894)	-
Futures contracts	852,187	-	4,498,984	-
Swap agreements	(16,285)	-	(99,503)	-

Net change in unrealized appreciation (depreciation)	(78,545,440)	(133,765,394)	(25,917,413)	-

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(43,723,150)	(95,778,724)	(46,376,214)	360

Net increase (decrease) in net assets resulting from operations	$(29,184,598)	$(79,276,584)	$(8,075,794)	$2,314,212

(a) Net of foreign withholding tax of:	$-	$129,304	$-	$-

The accompanying notes are an integral part of the financial statements.

66

THIS PAGE INTENTIONALLY LEFT BLANK

67

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Blend Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$14,538,552	$12,535,897
Net realized gain (loss)	34,822,290	48,668,642
Net change in unrealized appreciation (depreciation)	(78,545,440)	33,381,194

Net increase (decrease) in net assets resulting from operations	(29,184,598)	94,585,733

Distributions to shareholders (Note 2):
Initial Class	(52,441,279)	(36,251,636)*
Service Class	(8,800,849)	(4,094,882)*

Total distributions	(61,242,128)	(40,346,518)

Net fund share transactions (Note 5):
Initial Class	(5,036,502)	(22,711,107)
Service Class	45,586,652	21,969,778

Increase (decrease) in net assets from fund share transactions	40,550,150	(741,329)

Total increase (decrease) in net assets	(49,876,576)	53,497,886
Net assets*
Beginning of year	695,487,709	641,989,823

End of year	$645,611,133	$695,487,709

*

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of the financial statements.

68

MML Equity Fund		MML Managed Bond Fund			MML U.S. Government Money Market Fund
Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2018	Year Ended December 31, 2017

$16,502,140	$14,219,053	$38,300,420	$33,465,384		$2,313,852	$543,828
37,986,670	117,572,295	(20,458,801)	8,858,067		360	223
(133,765,394)	(9,508,654)	(25,917,413)	13,359,717		-	-

(79,276,584)	122,282,694	(8,075,794)	55,683,168		2,314,212	544,051

(116,978,081)	(18,607,494)*	(30,373,956)	(30,212,037	)*	(2,314,775)	(548,038)*
(14,830,448)	(2,062,871)*	(8,910,347)	(8,142,837	)*	-	-

(131,808,529)	(20,670,365)	(39,284,303)	(38,354,874)		(2,314,775)	(548,038)

47,524,177	(44,354,184)	(138,678,104)	(1,563,502)		29,832,220	(16,861,181)
12,148,379	2,249,122	(13,148,914)	14,553,437		-	-

59,672,556	(42,105,062)	(151,827,018)	12,989,935		29,832,220	(16,861,181)

(151,412,557)	59,507,267	(199,187,115)	30,318,229		29,831,657	(16,865,168)

869,092,693	809,585,426	1,232,673,707	1,202,355,478		149,270,834	166,136,002

$717,680,136	$869,092,693	$1,033,486,592	$1,232,673,707		$179,102,491	$149,270,834

69

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Blend Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/18	$23.33	$0.47	$(1.39)	$(0.92)	$(0.48)	$(1.58)	$(2.06)	$20.35	(4.34%	)	$527,007	0.45%	2.12%
12/31/17	21.54	0.42	2.74	3.16	(0.47)	(0.90)	(1.37)	23.33	15.25%		607,368	0.45%	1.91%
12/31/16	22.22	0.43	1.48	1.91	(0.46)	(2.13)	(2.59)	21.54	9.42%		581,972	0.46%	2.03%
12/31/15	24.51	0.48	(0.45)	0.03	(0.50)	(1.82)	(2.32)	22.22	0.08%		586,082	0.45%	2.07%
12/31/14	22.78	0.45	2.01	2.46	(0.49)	(0.24)	(0.73)	24.51	10.99%		644,881	0.45%	1.92%
Service Class
12/31/18	$23.27	$0.42	$(1.40)	$(0.98)	$(0.42)	$(1.58)	$(2.00)	$20.29	(4.58%	)	$118,604	0.70%	1.89%
12/31/17	21.50	0.37	2.72	3.09	(0.42)	(0.90)	(1.32)	23.27	14.97%		88,119	0.70%	1.66%
12/31/16	22.18	0.37	1.48	1.85	(0.40)	(2.13)	(2.53)	21.50	9.15%		60,018	0.71%	1.78%
12/31/15	24.48	0.42	(0.46)	(0.04)	(0.44)	(1.82)	(2.26)	22.18	(0.17%	)	47,555	0.70%	1.83%
12/31/14	22.75	0.39	2.01	2.40	(0.43)	(0.24)	(0.67)	24.48	10.71%		40,333	0.70%	1.68%

	Year ended December 31
	2018	2017	2016	2015	2014
Portfolio turnover rate	86%	134%	175%	209%	183%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

70

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data:
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/18	$31.69	$0.60	$(3.06)	$(2.46)	$(0.57)	$(4.50)	$(5.07)	$24.16	(9.99%	)	$634,703	0.44%	2.00%
12/31/17	28.08	0.52	3.85	4.37	(0.55)	(0.21)	(0.76)	31.69	15.79%		774,278	0.43%	1.73%
12/31/16	27.08	0.58	2.69	3.27	(0.49)	(1.78)	(2.27)	28.08	12.59%		727,540	0.44%	2.15%
12/31/15	30.28	0.50	(1.67)	(1.17)	(0.64)	(1.39)	(2.03)	27.08	(3.43%	)	709,315	0.43%	1.69%
12/31/14	27.55	0.61	2.57	3.18	(0.45)	-	(0.45)	30.28	11.57%		799,222	0.43%	2.12%
Service Class
12/31/18	$31.31	$0.52	$(3.01)	$(2.49)	$(0.50)	$(4.50)	$(5.00)	$23.82	(10.22%	)	$82,977	0.69%	1.75%
12/31/17	27.77	0.44	3.80	4.24	(0.49)	(0.21)	(0.70)	31.31	15.50%		94,815	0.68%	1.49%
12/31/16	26.81	0.50	2.67	3.17	(0.43)	(1.78)	(2.21)	27.77	12.31%		82,045	0.69%	1.90%
12/31/15	30.01	0.42	(1.65)	(1.23)	(0.58)	(1.39)	(1.97)	26.81	(3.67%	)	69,098	0.68%	1.45%
12/31/14	27.34	0.52	2.56	3.08	(0.41)	-	(0.41)	30.01	11.29%		56,685	0.68%	1.82%

	Year ended December 31
	2018	2017	2016	2015	2014
Portfolio turnover rate	41%	70%	47%	39%	38%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

71

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Managed Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/18	$12.41	$0.40	$(0.46)	$(0.06)	$(0.42)	$-	$(0.42)	$11.93	(0.44%	)	$778,603	0.42%	3.34%
12/31/17	12.24	0.35	0.22	0.57	(0.40)	-	(0.40)	12.41	4.69%		953,592	0.40%	2.78%
12/31/16	12.31	0.33	0.02	0.35	(0.36)	(0.06)	(0.42)	12.24	2.75%		941,621	0.39%	2.61%
12/31/15	12.82	0.33	(0.43)	(0.10)	(0.36)	(0.05)	(0.41)	12.31	(0.75%	)	976,932	0.39%	2.59%
12/31/14	12.44	0.32	0.47	0.79	(0.41)	-	(0.41)	12.82	6.46%		1,218,504	0.39%	2.47%
Service Class
12/31/18	$12.39	$0.37	$(0.46)	$(0.09)	$(0.39)	$-	$(0.39)	$11.91	(0.69%	)	$254,883	0.67%	3.10%
12/31/17	12.22	0.31	0.23	0.54	(0.37)	-	(0.37)	12.39	4.43%		279,082	0.65%	2.53%
12/31/16	12.29	0.29	0.03	0.32	(0.33)	(0.06)	(0.39)	12.22	2.49%		260,735	0.64%	2.36%
12/31/15	12.80	0.30	(0.43)	(0.13)	(0.33)	(0.05)	(0.38)	12.29	(1.00%	)	245,418	0.64%	2.36%
12/31/14	12.42	0.28	0.48	0.76	(0.38)	-	(0.38)	12.80	6.19%		217,495	0.64%	2.22%

	Year ended December 31
	2018	2017	2016	2015	2014
Portfolio turnover rate	138%	237%	314%	358%	368%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

72

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML U. S. Government Money Market Fund

		Income (loss) from investment operations						Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations		From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Initial Class
12/31/18	$1.00	$0.01		$0.00	[d]	$0.01		$(0.01)	$-	$(0.01)	$1.00	1.32%		$179,102	0.54%	N/A	1.35%
12/31/17	1.00	0.00	[d]	0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	(0.00)[d]	1.00	0.36%		149,271	0.54%	N/A	0.35%
12/31/16	1.00	0.00	[d]	0.00	[d]	0.00	[d]	(0.00)[d]	-	(0.00)[d]	1.00	0.11%		166,136	0.54%	0.40%	0.00%[e]
12/31/15	1.00	-		0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	(0.00)[d]	1.00	0.00%	[e]	167,900	0.52%	0.15%	-
12/31/14	1.00	-		0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	(0.00)[d]	1.00	0.00%	[e]	252,701	0.51%	0.11%	-

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

73

Notes to Financial Statements

1.	The Funds

MML Series Investment Fund II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 8, 2005, which was amended and restated as of February 28, 2005 and December 15, 2011, as it may be further amended from time to time. The following are four series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Blend Fund (“Blend Fund”)

MML Equity Fund (“Equity Fund”)

MML Managed Bond Fund (“Managed Bond Fund”)

MML U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, C.M. Life Insurance Company, and the MML Allocation Funds, which are “funds of funds” series of MML Series Investment Fund, another open-end management investment company sponsored by MassMutual, are the record owners of all of the outstanding shares of the Funds.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

New Disclosure Requirements

Pursuant to amendments to certain disclosure requirements in Regulation S-X adopted by the Securities and Exchange Commission, the presentation of certain disclosures within the Statements of Assets and Liabilities and the Statements of Changes in Net Assets have been conformed to meet these new requirements. There is no longer a requirement to present the components of distributable earnings on the Statements of Assets and Liabilities. Adjustments to the Statements of Changes in Net Assets include updates to prior year distributions to shareholders, distributions in excess of net investment income, and undistributed net investment income.

74

Notes to Financial Statements (Continued)

The following is a summary of the previously disclosed amounts, as reported at December 31 2017:

	Blend Fund	Equity Fund	Managed Bond Fund	U.S. Government Money Market Fund
Distributions to shareholders
From net investment income:
Initial Class	$(12,531,025)	$(13,519,486)	$(30,212,037)	$(546,360)
Service Class	(1,429,608)	(1,449,726)	(8,142,837)	-

Total distributions from net investment income	(13,960,633)	(14,969,212)	(38,354,874)	(546,360)

From net realized gains:
Initial Class	(23,720,611)	(5,088,008)	-	(1,678)
Service Class	(2,665,274)	(613,145)	-	-

Total distributions from net realized gains	(26,385,885)	(5,701,153)	-	(1,678)

Accumulated undistributed (distributions in excess of) net investment income at end of year	$(97,146)	$14,674,449	$1,192,188	$(49,379)

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (with the exception of debt securities held by the U.S. Government Money Market Fund) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. The U.S. Government Money Market Fund’s debt securities are typically valued at amortized cost, but may be valued using a vendor quote if the Fund’s investment adviser determines it more closely approximates current market value, in accordance with Rule 2a-7 under the 1940 Act pursuant to which the U.S. Government Money Market Fund must adhere to certain conditions. It is the intention of the U.S. Government Money Market Fund to maintain a stable net asset value per share of $1.00, although this cannot be assured.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields,

75

Notes to Financial Statements (Continued)

bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs, as described below, the fair valuation approaches used by third party service providers and/or the Funds’ subadvisers utilize one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

[1]

The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

76

Notes to Financial Statements (Continued)

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. Government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned significant inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and

77

Notes to Financial Statements (Continued)

other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The U.S. Government Money Market Fund characterized all investments at Level 2, as of December 31, 2018. The Equity Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2018. For each Fund noted in the preceding sentences, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of December 31, 2018, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3	Total
Blend Fund
Asset Investments
Common Stock	$388,531,701	$-	$-	$388,531,701
Preferred Stock	476,800	-	-	476,800
Corporate Debt	-	92,223,579	-	92,223,579
Municipal Obligations	-	2,033,213	-	2,033,213
Non-U.S. Government Agency Obligations	-	76,544,877	-	76,544,877
Sovereign Debt Obligations	-	1,719,042	-	1,719,042
U.S. Government Agency Obligations and Instrumentalities	-	66,538,101	-	66,538,101
U.S. Treasury Obligations	-	10,417,568	-	10,417,568
Purchased Options	-	1,738,493	-	1,738,493
Mutual Funds	67,674	-	-	67,674
Short-Term Investments	-	44,715,492	-	44,715,492

Total Investments	$389,076,175	$295,930,365	$-	$685,006,540

Asset Derivatives
Futures Contracts	$985,250	$-	$-	$985,250

Liability Derivatives
Futures Contracts	$(207,915)	$-	$-	$(207,915)
Swap Agreements	-	(175,773)	-	(175,773)

Total	$(207,915)	$(175,773)	$-	$(383,688)

78

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total

Managed Bond Fund
Asset Investments
Preferred Stock	$2,264,800	$-	$-	$2,264,800
Corporate Debt	-	395,862,235	-	395,862,235
Municipal Obligations	-	7,456,128	-	7,456,128
Non-U.S. Government Agency Obligations	-	336,137,589	-	336,137,589
Sovereign Debt Obligations	-	7,863,527	-	7,863,527
U.S. Government Agency Obligations and Instrumentalities	-	278,317,734	-	278,317,734
U.S. Treasury Obligations	-	4,715,367	-	4,715,367
Purchased Options	-	10,628,513	-	10,628,513
Mutual Funds	1,752,085	-	-	1,752,085
Short-Term Investments	-	141,046,146	-	141,046,146

Total Investments	$4,016,885	$1,182,027,239	$-	$1,186,044,124

Asset Derivatives
Futures Contracts	$5,663,238	$-	$-	$5,663,238

Liability Derivatives
Futures Contracts	$(1,754,543)	$-	$-	$(1,754,543)
Swap Agreements	-	(1,073,987)	-	(1,073,987)

Total	$(1,754,543)	$(1,073,987)	$-	$(2,828,530)

The following table shows Fund(s) with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of December 31, 2018.

Statements of Assets and Liabilities location:	Blend Fund	Equity Fund	Managed Bond Fund

Receivables from:
Investments sold on a when-issued basis	X		X
Collateral pledged for open swap agreements			X

Payables for:
Investments purchased on a when-issued basis	X		X
Securities on loan	X	X	X
Collateral held for when-issued securities	X		X
Collateral held for open purchased options	X		X

The Funds, with the exception of the Blend Fund and Managed Bond Fund, had no transfers between Levels of the fair value hierarchy during the year ended December 31, 2018. The Blend Fund and the Managed Bond Fund had transfers between Level 2 and Level 3 of the fair value hierarchy during the year ended December 31, 2018; however, none of the transfers collectively had a material impact on the Fund. The Funds recognize transfers between the Levels as of the beginning of the year.

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than their original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended December 31,

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Notes to Financial Statements (Continued)

2018, the following table shows how the Fund used these types of derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Blend Fund	Managed Bond Fund
Futures Contracts*
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Substitution for Direct Investment	A	A
Intention to Create Investment Leverage in Portfolio	M	M

Interest Rate Swaps**
Hedging/Risk Management	A	A
Duration Management	A	A
Asset/Liability Management	M	A
Substitution for Direct Investment	M	A
Intention to Create Investment Leverage in Portfolio	M	M

Credit Default Swaps (Protection Seller)
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Income	A	A
Substitution for Direct Investment	A	A
Intention to Create Investment Leverage in Portfolio	M	M

Options (Purchased)
Hedging/Risk Management	A	A
Duration/Credit Quality Management	A	A
Substitution for Direct Investment	A	A
Directional Investment	A	A
Intention to Create Investment Leverage in Portfolio	M	M

*	Includes any options purchased or written on futures contracts, if applicable.
**	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

At December 31, 2018, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Blend Fund
Asset Derivatives
Purchased Options*	$-	$-	$1,738,493	$1,738,493
Futures Contracts^^	-	-	985,250	985,250

Total Value	$-	$-	$2,723,743	$2,723,743

Liability Derivatives
Futures Contracts^^	$-	$-	$(207,915)	$(207,915)
Swap Agreements^	(175,773)	-	-	(175,773)

Total Value	$(175,773)	$-	$(207,915)	$(383,688)

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Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Blend Fund (Continued)
Realized Gain (Loss)#
Futures Contracts	$-	$331,999	$(1,152,831)	$(820,832)
Swap Agreements	33,154	-	41,908	75,062

Total Realized Gain (Loss)	$33,154	$331,999	$(1,110,923)	$(745,770)

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$111,468	$111,468
Futures Contracts	-	-	852,187	852,187
Swap Agreements	(16,285)	-	-	(16,285)

Total Change in Appreciation (Depreciation)	$(16,285)	$-	$963,655	$947,370

Managed Bond Fund
Asset Derivatives
Purchased Options*	$-	$-	$10,628,513	$10,628,513
Futures Contracts^^	-	-	5,663,238	5,663,238

Total Value	$-	$-	$16,291,751	$16,291,751

Liability Derivatives
Futures Contracts^^	$-	$-	$(1,754,543)	$(1,754,543)
Swap Agreements^	(1,073,987)	-	-	(1,073,987)

Total Value	$(1,073,987)	$-	$(1,754,543)	$(2,828,530)

Realized Gain (Loss)#
Futures Contracts	$-	$-	$(7,460,772)	$(7,460,772)
Swap Agreements	202,575	-	255,500	458,075

Total Realized Gain (Loss)	$202,575	$-	$(7,205,272)	$(7,002,697)

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$683,416	$683,416
Futures Contracts	-	-	4,498,984	4,498,984
Swap Agreements	(99,503)	-	-	(99,503)

Total Change in Appreciation (Depreciation)	$(99,503)	$-	$5,182,400	$5,082,897

*	Statements of Assets and Liabilities location: Investments, at value.
^	Statements of Assets and Liabilities location: Payables for: open swap agreements, at value.
^^

Cumulative appreciation (depreciation) on futures contracts is reported in “Futures Contracts” in each applicable Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

#	Statements of Operations location: Amounts are included in net realized gain (loss) on: futures contracts or swap agreements, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts or swap agreements, as applicable.

For the year ended December 31, 2018, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Number of Contracts, Notional Amounts, or Shares/Units†
	Futures Contracts	Swap Agreements	Purchased Swaptions
Blend Fund	315	$1,215,000	$34,020,000
Managed Bond Fund	2,009	7,418,333	207,950,000

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Notes to Financial Statements (Continued)

†

Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for swap agreements and purchased swaptions, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2018.

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund(s) as of December 31, 2018.

Asset Valuation Inputs

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Blend Fund
Barclays Bank PLC	$837,960	$-	$(790,000)	$47,960
Credit Suisse International	900,533	-	(900,000)	533

	$1,738,493	$-	$(1,690,000)	$48,493

Managed Bond Fund
Barclays Bank PLC	$5,173,054	$-	$(5,155,000)	$18,054
Credit Suisse International	5,455,459	-	(5,400,000)	55,459

	$10,628,513	$-	$(10,555,000)	$73,513

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Fund(s) as of December 31, 2018.

Liability Valuation Inputs

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Blend Fund
Goldman Sachs International	$(175,773)	$-	$-	$(175,773)

Managed Bond Fund
Goldman Sachs International	$(1,073,987)	$-	$923,970	$(150,017)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†

The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended December 31, 2018, are discussed below.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its

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Notes to Financial Statements (Continued)

portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the

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Notes to Financial Statements (Continued)

value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

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Notes to Financial Statements (Continued)

A Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

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Notes to Financial Statements (Continued)

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Inflation-Linked Securities

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund,

86

Notes to Financial Statements (Continued)

through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Collateral for certain tri-party repurchase agreements is held at the Fund’s custodian or sub-custodian in a segregated account for the benefit of the Fund and the counterparty.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.

Securities Lending

The Blend Fund, Equity Fund, and Managed Bond Fund may lend their securities; however, lending cannot exceed 10% of the total assets of the Managed Bond Fund taken at current value, and 33% of the total assets of the Blend Fund and Equity Fund,

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Notes to Financial Statements (Continued)

respectively, taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash (U.S. currency) adjusted daily to have value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At December 31, 2018, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Subject to the terms of the Lending Agreement and the agreement between the Agent and the applicable Borrower (“Borrowing Agreement”), security loans can be terminated by the Agent, the Fund, or the Borrower and the related securities must be returned within the earlier of the customary settlement period for such securities or the period of time specified in the Borrowing Agreement. For all Funds, all securities on loan are classified as common stock in the Fund’s Portfolio of Investments at December 31, 2018.

The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. For the year ended December 31, 2018, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Blend Fund	$29	$4	$25
Equity Fund	35,608	5,320	30,288
Managed Bond Fund	2,221	330	1,891

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Non-cash dividends received in the form of stock are recorded as dividend income at market value. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling

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Notes to Financial Statements (Continued)

rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among classes to which the expense relates based on relative net assets.

Foreign Securities

The Funds may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended, applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for the Blend Fund and Managed Bond Fund and annually for the Equity Fund and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the U.S. Government Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers

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Notes to Financial Statements (Continued)

receives advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

0.50% on the first $100 million;
0.45% on the next $200 million;
0.40% on the next $200 million; and
0.35% on any excess over $500 million

MML Advisers has entered into investment subadvisory agreements with Barings LLC (“Barings”), a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Barings manage the investment and reinvestment of assets of these Funds. Barings receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets at the following annual rates:

Blend Fund	0.13% (Equity Segment) 0.09% (Money Market and Bond Segments)
Managed Bond Fund	0.10%
U.S. Government Money Market Fund	0.05%

MML Advisers has entered into an investment subadvisory agreement with OppenheimerFunds, Inc. (“OFI”), a wholly-owned subsidiary of Oppenheimer Acquisition Corp., itself an indirect majority-owned subsidiary of MassMutual Holding LLC, pursuant to which OFI serves as one of the subadvisers to the Equity Fund. This agreement provides that OFI manage the investment and reinvestment of a portion of the assets of the Fund. OFI receives a subadvisory fee from MML Advisers, based upon the average daily net assets of the portion of the Fund that OFI manages, at the following annual rate:

Equity Fund	0.23%

MML Advisers has entered into an investment subadvisory agreement with the unaffiliated subadviser, Brandywine Global Investment, LLC (“Brandywine Global”), pursuant to which Brandywine Global serves as one of the subadvisers to the Equity Fund. This agreement provides that Brandywine Global manage the investment and reinvestment of a portion of the assets of the Fund. Brandywine Global receives a subadvisory fee from MassMutual based upon the average daily net assets of the portion of the Fund that Brandywine Global manages.

The Funds’ subadvisory fees are paid monthly by MML Advisers out of the advisory fees previously disclosed above.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares, if available, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Expense Caps and Waivers

For the U.S. Government Money Market Fund, MML Advisers has agreed to voluntarily waive some or all of its advisory fees and, if necessary, reimburse some or all of the Fund’s other expenses, in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%. MML Advisers may amend or discontinue this waiver at any time without advance notice.

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Notes to Financial Statements (Continued)

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2018, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Blend Fund	$321,579,837	$271,155,388	$311,688,788	$287,496,430
Equity Fund	-	336,798,848	-	390,276,853
Managed Bond Fund	1,212,851,425	380,704,769	1,301,131,879	413,862,232

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These procedures have been designed to ensure that cross trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. The cross trades disclosed in the table below are included within the respective purchases and sales amounts shown in the table above, as applicable.

	Purchases	Sales
Equity Fund	$2,500,916	$1,958,364

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017

	Shares	Amount	Shares	Amount

Blend Fund Initial Class
Sold	625,785	$14,006,821	589,688	$13,074,798
Issued as reinvestment of dividends	2,429,485	52,441,279	1,674,930	36,251,636
Redeemed	(3,190,937)	(71,484,602)	(3,243,006)	(72,037,541)

Net increase (decrease)	(135,667)	$(5,036,502)	(978,388)	$(22,711,107)

Blend Fund Service Class
Sold	2,039,495	$45,474,149	1,146,791	$25,446,915
Issued as reinvestment of dividends	408,906	8,800,849	189,349	4,094,882
Redeemed	(390,358)	(8,688,346)	(341,691)	(7,572,019)

Net increase (decrease)	2,058,043	$45,586,652	994,449	$21,969,778

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Notes to Financial Statements (Continued)

	Year Ended December 31, 2018		Year Ended December 31, 2017

	Shares	Amount	Shares	Amount

Equity Fund Initial Class
Sold	484,231	$14,394,766	516,163	$15,345,297
Issued as reinvestment of dividends	4,161,219	116,978,081	639,529	18,607,495
Redeemed	(2,813,597)	(83,848,670)	(2,630,242)	(78,306,976)

Net increase (decrease)	1,831,853	$47,524,177	(1,474,550)	$(44,354,184)

Equity Fund Service Class
Sold	386,041	$10,944,880	436,476	$12,912,046
Issued as reinvestment of dividends	534,608	14,830,448	71,682	2,062,870
Redeemed	(465,617)	(13,626,949)	(434,797)	(12,725,794)

Net increase (decrease)	455,032	$12,148,379	73,361	$2,249,122

Managed Bond Fund Initial Class
Sold	8,678,243	$105,617,099	11,771,449	$146,212,529
Issued as reinvestment of dividends	2,532,822	30,373,956	2,440,386	30,212,037
Redeemed	(22,781,672)	(274,669,159)	(14,315,792)	(177,988,068)

Net increase (decrease)	(11,570,607)	$(138,678,104)	(103,957)	$(1,563,502)

Managed Bond Fund Service Class
Sold	2,464,470	$30,033,415	2,870,161	$35,490,830
Issued as reinvestment of dividends	744,727	8,910,347	659,027	8,142,837
Redeemed	(4,332,865)	(52,092,676)	(2,343,314)	(29,080,230)

Net increase (decrease)	(1,123,668)	$(13,148,914)	1,185,874	$14,553,437

U.S. Government Money Market Fund Initial Class
Sold	126,020,751	$126,020,751	52,121,545	$52,121,863
Issued as reinvestment of dividends	2,314,774	2,314,774	548,038	548,038
Redeemed	(98,503,306)	(98,503,305)	(69,530,642)	(69,531,082)

Net increase (decrease)	29,832,219	$29,832,220	(16,861,059)	$(16,861,181)

6. Federal Income Tax Information

At December 31, 2018, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Blend Fund	$614,051,674	$98,146,782	$(26,540,605)	$71,606,177
Equity Fund	685,633,676	99,190,582	(64,410,994)	34,779,588
Managed Bond Fund	1,207,020,135	10,906,133	(28,755,733)	(17,849,600)

Note: The aggregate cost for investments for the U.S. Government Money Market Fund at December 31, 2018, is the same for financial reporting and federal income tax purposes.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be

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Notes to Financial Statements (Continued)

carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2018, for federal income tax purposes, there were no unused capital losses.

At December 31, 2018, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long term Capital Loss Carryforward
Managed Bond Fund	$11,246,804	$23,861,744

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2018, was as follows:

	Ordinary Income	Long Term Capital Gain
Blend Fund	$25,569,926	$35,672,202
Equity Fund	14,740,597	117,067,932
Managed Bond Fund	39,284,303	-
U.S. Government Money Market Fund	2,314,775	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2017, was as follows:

	Ordinary Income	Long Term Capital Gain
Blend Fund	$18,645,802	$21,700,716
Equity Fund	14,969,212	5,701,153
Managed Bond Fund	38,354,874	-
U.S. Government Money Market Fund	548,038	-

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2018, temporary book and tax accounting differences were primarily attributable to investments in futures contracts, swap agreements, premium amortization accruals, corporate action basis adjustments, non-taxable dividends basis adjustments, the deferral of wash sale losses, and deferred Trustee compensation.

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Notes to Financial Statements (Continued)

At December 31, 2018, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Blend Fund	$4,513,255	$30,341,809	$(215,193)	$71,606,177
Equity Fund	16,413,558	41,062,716	(268,214)	34,779,588
Managed Bond Fund	1,919,131	(35,108,548)	(255,677)	(17,849,600)
U.S. Government Money Market Fund	5,068	-	(55,247)	-

During the year ended December 31, 2018, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Blend Fund	$1,771	$(838,536)	$836,765
Equity Fund	2,231	895,540	(897,771)
Managed Bond Fund	2,071	(2,229,834)	2,227,763
U.S. Government Money Market Fund	460	(223)	(237)

The Funds did not have any unrecognized tax benefits at December 31, 2018, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2018, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The Funds have adopted the Rule’s Regulation S-X amendments and the Funds’ financial statements are in compliance with those amendments. In December 2017, the SEC issued a temporary final rule (“Temporary Rule”) that provides for a nine-month delay of N-PORT filing with the SEC. Under the Temporary Rule, those funds subject to the original June 1, 2018 compliance date will still be required to gather and maintain all of the data required by Form N-PORT as of the original reporting date and such information will be subject to examination by the SEC staff.

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Notes to Financial Statements (Continued)

In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 would first be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is currently evaluating the implication, if any, of these changes and its impact on the Funds’ financial statements.

In August 2018, FASB issued Accounting Standards Update 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The amendments modify fair value measurement disclosures and are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management is currently evaluating the implication, if any, of these changes and its impact on the Funds’ financial statements.

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds. On April 5, 2012, the adversary proceeding was transferred to the Southern District of New York for consolidated pretrial proceedings. The action is now being prosecuted by the litigation trustee (“Trustee”) for the Tribune Litigation Trust.

The potential amount sought to be recovered from the Blend Fund is approximately $207,400, plus interest and the Official Committee’s court costs.

In addition, on June 2, 2011, the Blend Fund was named as a defendant in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds. On December 20, 2011, this action was transferred to the Southern District of New York for consolidated pretrial proceedings.

The Fund cannot predict the outcome of these proceedings. Accordingly, the Fund has not accrued any amounts related to these proceedings. If the proceedings were to be decided in a manner adverse to the Fund, or if the Fund was to enter into a settlement agreement with the Trustee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Fund’s net asset value depending on the net assets of the Fund at the time of such judgment or settlement.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund II and Shareholders of MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, and MML U.S. Government Money Market Fund (collectively, the “Funds,” certain of the funds constituting MML Series Investment Fund II):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Funds, including the portfolios of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 22, 2019

We have served as the auditor of one or more MassMutual investment companies since 1995.

96

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund II, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Age: 70	Trustee	Since 2012	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	111	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 60	Trustee Chairman	Since 2005 2006-2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC); Chairman (2011-2016), Academy of Executive Education, LLC (a Massachusetts LLC).	111	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 64	Trustee	Since 2005	Retired.	111	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 72	Chairperson Trustee	Since 2016 Since 2012	Retired.	111	Director (2007-2018), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

97

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Age: 67	Trustee	Since 2005	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company).	111	Director (2015-2018), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (2017-2018) and Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 66	Trustee	Since 2012	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company).	113^	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Teresa Hassara^^ Age: 56	Trustee	Since 2017	Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF.	111	Director (since 2017), MML Advisers; Trustee (since 2017), MassMutual Select Funds (open-end investment company); Trustee (since 2017), MML Series Investment Fund (open-end investment company); Trustee (since 2017), MassMutual Premier Funds (open-end investment company).

Robert E. Joyal^^^ Age: 73	Trustee	Since 2012	Retired.	113^	Director (since 2018), Jeffries Financial Group Inc. (holding company); Director (2013-2018), Leucadia National Corporation (holding company); Director (2012-2017), Ormat Technology, Inc. (provider of alternative energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

98

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Age: 43	Vice President Assistant Vice President	Since 2017 2015- 2017	Investment Director (since 2014), MML Advisers; Head of Investment Consulting (since 2018), Head of Investment Consulting & Strategy (2017-2018), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Select Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company).	111

Andrew M. Goldberg Age: 52	Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer Assistant Clerk	Since 2008 2005- 2008	Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	111

Renee Hitchcock Age: 48	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company).	111

Jill Nareau Robert Age: 46	Vice President and Assistant Secretary Assistant Secretary (formerly known as “Assistant Clerk”)	Since 2017 2008- 2017	Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company).	111

Douglas Steele Age: 43	Vice President	Since 2016	Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	111

99

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Age: 54	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds and RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	111

Eric H. Wietsma Age: 52	Vice President	Since 2006	Vice President (since 2018), Director (since 2013), and President (2013-2018), MML Advisers; Head of Workplace Operations (since 2018), Senior Vice President (2010-2018), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	111

Tina Wilson Age: 48	Vice President	Since 2016	President (since 2018), Head of Investments (since 2016), and Vice President (2016-2018), MML Advisers; Head of Investment Solutions Innovation, Product Management (since 2018), Senior Vice President (2014-2018), Vice President (2009-2014), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); President (since 2017), Vice President (2016-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	111

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082-1981.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^

Mr. Joyal is an Interested Person through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

100

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2018, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Blend Fund	43.07%
Equity Fund	99.30%
Managed Bond Fund	0.30%

101

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

102

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2018

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2018:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2018.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blend Fund
Initial Class	$1,000	0.45%	$948.80	$2.22	$1,023.10	$2.31
Service Class	1,000	0.70%	947.60	3.45	1,021.80	3.59
Equity Fund
Initial Class	1,000	0.44%	912.20	2.13	1,023.10	2.26
Service Class	1,000	0.69%	911.10	3.34	1,021.80	3.54
Managed Bond Fund
Initial Class	1,000	0.42%	1,009.80	2.14	1,023.20	2.15
Service Class	1,000	0.67%	1,008.50	3.41	1,021.90	3.43
U.S. Government Money Market Fund
Initial Class	1,000	0.54%	1,007.80	2.75	1,022.60	2.77

*

Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2018, multiplied by the average account value over the period, multiplied by 185 days in the period, divided by 365 days in the year, unless stated otherwise. The annualized expense ratio does not reflect expenses deducted under the variable life insurance or variable annuity contract through which the Funds are invested in. Inclusion of these expenses would increase the annualized expense ratios shown.

103

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, CT 06082-1981

© 2019 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-45236-01

MassMutual

Annual Report

MML Series Investment Fund II

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2018

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund II. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Tina Wilson

“MassMutual believes that those who invest with an eye toward helping their retirement savings withstand all market conditions have the potential for more favorable long-term financial outcomes.”

December 31, 2018

Despite the intense volatility, markets remained strong overall

I am pleased to present you with the MML Series Investment Fund II Annual Report, covering the year ended December 31, 2018.

During the year, U.S. stocks encountered more volatility than investors experienced in 2017, varying widely throughout most of the year before dropping into negative return territory to end the year. Global economic optimism faded during the year under the weight of geopolitical tensions, indications of slowing global growth, trade war rhetoric, and a more hawkish Federal Reserve Board. Foreign stocks in developed markets trailed their U.S. counterparts for the year, but generally fared better than emerging-market stocks. U.S. bond investors struggled to find positive returns in a rising yield environment fueled by rate hikes, a strong U.S. dollar, falling oil prices, and central bank policy.

In MassMutual’s view, the dynamics of the investment markets during the year validate the importance of retirement investors maintaining a long-term perspective rather than reacting to current headlines. We also believe that individuals who follow certain investment guidelines, such as the ones below, may enhance their retirement income.

Suggestions for retirement investors under any market conditions

Save as much as possible

While you can’t control – or predict the direction of – the investment markets at any given time, you can control how often and how much you contribute to your retirement savings account. Contributing as much as possible and increasing contribution levels regularly is one way retirement investors can help themselves reach their retirement income goals, regardless of how the markets perform.*

Invest continually

Financial professionals often advise their clients to stay in the market, regardless of short-term results. Here’s why: Individuals who can invest in all market conditions have the potential to be rewarded even during market downturns, when more favorable prices may enable them to accumulate larger positions. This has the potential to put them at an advantage when the markets turn around.

Invest for the long run

Investing for retirement doesn’t happen overnight. Many people save and invest for retirement throughout their working years. It may help you to keep in mind that, although the financial markets will go up and down over time, taking a long-term approach to investing gives you more time to ride out the downturns as you work toward achieving your long-term investment goals. Even if you are approaching or in retirement, your retirement savings will likely remain invested for a number of years before being withdrawn.

*

Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

MML Series Investment Fund II – President’s Letter to Shareholders (Unaudited) (Continued)

Monitor your asset allocation regularly – and diversify

The most common retirement plan investments – stocks, bonds, and short-term/money market investments – typically (although not always) behave differently at any given time. Each of these asset classes contains an array of sub-categories, such as small-cap stocks, international stocks, and high-yield bonds. Many financial professionals believe that investors can reduce the risk of over-exposure to one or two poorly performing investment types by investing in a diverse mix of investment types and sub-categories.**

Choose the investments you feel are right for you – and seek professional guidance

Many financial advisors believe that retirement savers who select an appropriate combination of investments that aligns with both their retirement income goals and how they feel about investing can help them withstand the inevitable ups and downs of the markets.

If you work with a financial professional, you may wish to consider reaching out to him or her for assistance in helping you ensure:

•	you are saving enough for retirement based on your long-term financial needs;

•	your retirement account is invested properly for all market conditions, based on your goals and objectives, as well as your investment time horizon; and

•	you are taking the right steps to help reduce your longevity risk, which is the risk that you could “run out” of retirement savings during your lifetime.

Why we do what we do

Acts of mutuality are happening all around us. Every day, people go out of their way to look out for each other, from lending a hand to making sure their loved ones are financially taken care of. MassMutual believes that your long-term financial security is crucial – and we recognize that you want to make sure your loved ones are financially taken care of. That’s why we’re committed to helping people financially protect their families and put themselves on the path to a more secure retirement. And that’s why we continually stress the importance of maintaining a long-term perspective on retirement planning. We believe that those who invest with an eye toward helping their retirement savings withstand all market conditions have the potential for more favorable long-term financial outcomes. Thank you for your continued confidence and trust in MassMutual.

Sincerely,

Tina Wilson

President

The information provided is the opinion of MML Investment Advisers, LLC as of 1/1/19 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

**	Diversification and asset allocation do not ensure a profit or protect against loss in a declining market, but can be sound investment strategies.

MML Series Investment Fund II – Economic and Market Overview (Unaudited)

December 31, 2018

Market Highlights

•	During 2018, U.S. stocks encountered more volatility than investors experienced in 2017, varying widely throughout most of the year before dropping into negative return territory to end the period.

•

Global economic optimism faded during the year under the weight of geopolitical tensions, indications of slowing global growth, trade war rhetoric, and a more hawkish Federal Reserve Board (the “Fed”) tone.

•	Foreign stocks in developed markets trailed their U.S. counterparts for the period, but generally fared better than emerging-market stocks.

•	U.S. bond investors struggled to find positive returns in a rising yield environment fueled by rate hikes, a strong U.S. dollar, falling oil prices, and central bank policy.

Market Environment

U.S. equity investors encountered increased volatility in 2018. Through the first month of 2018, stocks hit record levels following a year of steady gains in 2017. However, after a two-and-a-half-year streak of positive quarterly results, both the S&P 500® Index* (the “S&P 500”) and the Dow Jones Industrial AverageSM (the Dow) posted modest negative results for the first quarter of 2018.

During the first and second quarters of the year, markets fought to find their footing. Wage growth in the U.S. triggered a major sell-off in early February 2018, as investors sought to balance the likelihood of continued growth against Federal Open Market Committee (FOMC) intentions to raise the short-term federal funds rate several times in the year ahead. (The federal funds rate is the interest rate that banks and financial institutions charge each other for borrowing funds overnight.) Scrutiny concerning revelations about how social media companies use data, and in particular, how social media giant Facebook had allowed customer data to be mined without users’ knowledge, undercut investor confidence in the information technology sector, triggering several rounds of sell-offs. Political turbulence, which characterized the entire reporting period, unsettled markets as investors tried to assess the potential impacts of reduced taxes, increasing federal debt limits, and ongoing rhetoric over global trade wars.

Markets gained some traction through the third quarter of the year. The S&P 500 rebounded, ending the quarter in positive territory. Corporate earnings reports continued to show strong performance, markets seemingly shrugged off three Fed rate hikes, and progress seemed evident on the trade war front. By the end of September, both the Dow and the S&P 500 reached record territory again, but investors were unsettled.

In early October, Fed Chairman Jerome Powell’s statements that the central bank was “a long way” from neutral interest rates stoked fears of more frequent and higher rate hikes. Along with trade war concerns, international political jitters, a strengthening U.S. dollar, and declining oil prices, this seemed enough to trigger a broad market sell-off. October was the worst month for the S&P 500 since September 2011. Volatility continued through November, as investors looked for a lift following the U.S. midterm elections. Then, December brought another round of sell-offs, resulting in the worst performance for the month since 1931 for the Dow and S&P 500. By year-end, major equity markets dropped into negative return territory for the year for the first time since 2008.

At year-end, the broad market S&P 500 ended down 4.38% and the Dow followed a similar pattern, down 3.48%. The technology-heavy NASDAQ Composite Index ended down 2.84% for the year, as prominent technology companies like Facebook, Apple, Amazon, Netflix, and Google faced heavy sell-offs in the last quarter. Small- and mid-cap stocks underperformed their larger peers and growth stocks continued to outperform their value counterparts during the period.

The health care, information technology, and consumer discretionary sectors managed to end the year in positive territory and beat the S&P 500. The remaining sectors delivered negative returns, most lagging the S&P 500 and most falling below in the

*

Indexes referenced, other than the MSCI Indexes, are unmanaged, do not incur fees, expenses, or taxes, and cannot be purchased directly for investment. The MSCI Indexes are unmanaged, do not incur fees or expenses, and cannot be purchased directly for investment.

MML Series Investment Fund II – Economic and Market Overview (Unaudited) (Continued)

month of December. The reconfigured communication services and financials sectors delivered the worst performances for the year. (In September, the Global Industry Classification Standard (GICS) renamed the telecommunications sector and added media companies and internet services companies to the reconfigured communication services sector.)

Developed international markets, as measured by the MSCI EAFE® Index, trailed their domestic peers and ended the year down 13.79%. Developed international markets struggled to gain traction under the weight of a strong U.S. dollar, widespread local political issues, including floundering Brexit negotiations, and tariff speculations. (“Brexit” – an abbreviation for “British exit” – refers to the United Kingdom’s referendum to leave the European Union.) Emerging-market stocks, as measured by the MSCI Emerging Markets Index, ended the year with a return of -14.58%.

The Fed reasserted its influence on markets through actual and forecasted rate hikes and a change in leadership during the year. Under new Fed Chairman Jerome Powell, the FOMC raised the target range for the federal funds rate four times. While investors had anticipated the rate hikes, the 1.00% total increase over the year – in tandem with prospects for additional hikes in 2019 – proved to be a headwind to overall market performance.

Bond yields rose during the fiscal year, with the 10-year U.S. Treasury bond crossing the 3.00% threshold multiple times. After starting the year at 2.46%, yields rose 0.22% to end at 2.68%. Since rising yields drive bond prices down, returns on the Bloomberg Barclays U.S. Aggregate Bond Index failed to move significantly through the year, ending at 0.01%. Investment-grade corporate bonds also fared poorly in the rising yield environment. The Bloomberg Barclays U.S. Corporate 10+ Year Bond Index, which tracks investment-grade corporate bonds, ended the year down 2.51%. The Bloomberg Barclays U.S. Corporate High Yield Index also ended in negative territory, down 2.08% for the year. In December, yield curve inversion added additional pessimism to investor sentiment. (Yield curve inversion occurs when yields on longer-term bonds drop below yields of shorter-term bonds.)

At the end of a volatile year in which returns fell well short of those enjoyed in 2017, investors generally feel compelled to evaluate their investment strategy. At MassMutual, we remain convinced that a broadly diversified portfolio aligned with a long-term strategy is the wisest course for those investors seeking retirement income. We remind you that it is important to maintain perspective and have realistic expectations about the future performance of your investment portfolio. As described in this report, financial markets can reverse suddenly, stumble along sideways, and reverse again. As always, we recommend that you work with a personal financial professional, who can help you define an investment strategy that aligns with your comfort level with respect to markets like these, with how long you have to save and invest, and with your specific financial goals and risk tolerance. Thank you for your confidence in MassMutual.

The information provided is the opinion of MML Investment Advisers, LLC as of 1/1/19 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MML Asset Momentum Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Asset Momentum Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing in asset classes the Fund’s subadviser considers to exhibit “bull market” characteristics. These “bull market” characteristics may include, for example, upward trending prices and relatively low volatility. The Fund expects that it will allocate its investments among the following asset classes: equity investments, debt investments, property investments, alternative investments, currency, and cash on deposit, excluding short term instruments. The Fund may invest in securities of issuers anywhere in the world, including emerging market countries. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended December 31, 2018?

The Fund’s Class II shares returned -16.69%, significantly underperforming the -4.38% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2018, U.S. stocks detracted the most from the Fund’s performance. The Fund’s holdings in technology, homebuilders, banks, defense, and industrials suffered significant losses. With respect to specific Fund holdings, key detractors included Facebook and homebuilder NVR Inc., which went down 30% in 2018 due to rising mortgage rates. Defense contractors Lockheed Martin and Raytheon were both down 17% in 2018 on growth concerns. Fears of an economic slowdown sent the KBW Bank Index down 18% in 2018, and the Fund’s bank stocks went down by about the same amount. Trade tariffs and higher shipping costs hurt the Fund’s industrial stocks. Not owning shares of companies in the health care and utilities sectors also proved detrimental to the Fund’s performance, as they were the best-performing sectors in 2018. The Fund’s international stocks suffered a loss as foreign stocks fell into a bear market.

One bright spot during the year was the Fund’s investment in Brazil. The Brazilian stock market went up in anticipation of what President Bolsonaro would do to deregulate, privatize, and improve fiscal sustainability.

With respect to currencies, the U.S. dollar strengthened in 2018, which hurt the value of the Fund’s international holdings. The British pound dropped in value due to the increasing probability of Brexit without a deal with the European Union (EU). (“Brexit” – an abbreviation for “British exit” – refers to the United Kingdom’s referendum to leave the EU.) The Fund lost money on the British pound, the Malaysian ringgit, and the Thai baht.

The fixed-income securities of the Fund were short-duration bonds, which are less sensitive to rising inflation and interest rates. The return was flat for the Fund’s bond holdings for the year.

The Fund uses derivative instruments to gain exposure to global assets and to hedge the downside risk of securities. In 2018, derivatives were detractors from the Fund’s performance. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

Subadviser outlook

Fund management believes that the market seems to be driven by two opposing forces. On one side, are tariffs and rates that weigh on the market and growth, and on the other side are valuations that support the market. They believe that a compromise on trade regulation is likely, as the trade war starts to hit the U.S. stock market and the real economy. Their view is that President Trump would prefer to have a good economy in place ahead of the 2020 election. They also believe it is possible that the latest market turbulence could keep the U.S. Federal Reserve Board in a dovish stance with respect to interest rate increases in the near term.

MML Asset Momentum Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Asset Momentum Fund Portfolio Characteristics (% of Net Assets) on 12/31/18

Mutual Funds	53.0%
Common Stock	20.3%
U.S. Treasury Obligations	12.1%

Total Long-Term Investments	85.4%
Short-Term Investments and Other Assets and Liabilities	14.6%

Net Assets	100.0%

MML Asset Momentum Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Asset Momentum Fund Class II, Service Class I, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Since Inception 5/15/15 - 12/31/18
Class II	-16.69%	4.18%
Service Class I	-16.93%	3.92%
S&P 500 Index	-4.38%	6.87%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Dynamic Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Dynamic Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to maximize current income and total return by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds, which may include securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities, or sponsored corporations; corporate obligations (including foreign hybrid securities); mortgage-backed securities; asset-backed securities; foreign securities (corporate and government); emerging market securities (corporate and government); bank loans and assignments; and other securities bearing fixed or variable interest rates of any maturity. The Fund may invest a portion of its net assets in inverse floaters and interest-only and principal-only securities, which may experience high volatility in response to changes in interest rates. The Fund may invest in other investment companies, including other open-end or closed-end investment companies, exchange-traded funds (ETFs), and domestic or foreign private investment vehicles, including investment companies sponsored or managed by the Fund’s subadviser and its affiliates. The Fund’s subadviser is DoubleLine Capital LP (DoubleLine).
How did the Fund perform during the 12 months ended December 31, 2018?

The Fund’s Class II shares returned -0.10%, underperforming the 0.01% return of the Bloomberg Barclays U.S. Aggregate Bond Index (the “benchmark”), which measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable-rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

2018 was a volatile year for the bond market, with the 10-year U.S. Treasury yield ranging from 2.41% to 3.26%, closing the year at 2.68%. With interest rates trending up and corporate credit spreads (i.e., the difference in yields between comparable bonds) ending the year materially wider, the Fund benefited by maintaining a duration that was shorter than the benchmark, specifically aided by performance from structured products sectors, such as non-Agency mortgage-backed securities, CMBS, and ABS. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.) In addition, the Fund maintained an overall underweight positioning, relative to the benchmark, in corporate credit.

Various corners of the corporate credit market detracted from the Fund’s overall performance; however, the Fund maintained an overall underweight position across the combined targeted allocations to investment-grade credit, high-yield credit, bank loans, and emerging-market debt, which contributed to the Fund’s performance.

While bank loans were one of the top performers throughout the year as they rode a combination of rising short rates and stable credit, returns stumbled in the final two months to end the year flat as spreads widened significantly and the asset class began pricing in relatively large default expectations. On the other hand, the investment-grade credit, high-yield credit, and emerging-market debt sectors all underperformed, posting negative returns. These sectors were all influenced by a combination of the return of general market volatility, pricing of geopolitical risk following the trade friction between the U.S. and China, and volatility in the oil market. These factors were all in addition to historically rich valuations entering the year.

Non-Agency MBS was the best-performing sector for the year. This sector achieved positive returns the entire year, until a general flight to quality and rate rally took place in November and December. The strong performance can be attributed to a combination of relatively stable spreads, a duration that was less than half that of the overall benchmark, and a material weighting to floating-rate coupons. CMBS was the next-best-performing sector. Similar to non-Agency MBS, this sector maintained a duration significantly below the overall benchmark, while also carrying a meaningful allocation to floating-rate coupons.

Subadviser outlook

Fund management is starting to see pockets of value in the market, such as the emerging markets, where they increased the Fund’s allocation for the New Year. They believe that the overall credit cycle seems to be nearing the later stages, while the Federal Reserve Board finds itself needing to walk back the hawkish rhetoric of 2018 as it continues the experiment of quantitative tightening. Fund management still believes that a combination of higher rates in the future and limited upside to most spread products merits slightly defensive positioning. As a result, they are positioning the Fund so as to stay shorter in duration and higher in credit quality relative to other points in the cycle.

MML Dynamic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Dynamic Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/18

U.S. Treasury Obligations	26.8%
Non-U.S. Government Agency Obligations	26.1%
Corporate Debt	24.7%
U.S. Government Agency Obligations and Instrumentalities	15.5%
Mutual Funds	3.7%
Sovereign Debt Obligations	1.3%
Municipal Obligations	0.1%

Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%

Net Assets	100.0%

MML Dynamic Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Dynamic Bond Fund Class II, Service Class I, and the Bloomberg Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Since Inception 5/15/15 - 12/31/18
Class II	-0.10%	2.15%
Service Class I	-0.33%	1.89%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	1.61%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Rotation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Rotation Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in common stocks of large- and medium-capitalization U.S. companies. The Fund’s subadviser does not typically invest in companies with market capitalizations, at the time of purchase, of less than $1 billion. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended December 31, 2018?

The Fund’s Class II shares returned -8.86%, underperforming the -4.38% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Within the equity investments in the Fund, it was a year of extremes. In the first nine months of the year, the companies with the highest earnings and revenue rates had the highest returns. In the last quarter, these growth stocks were among the worst performers. (Growth stocks often do well when investors are worried about a slowdown because they are more likely than cyclical stocks to deliver cash flow in a downturn.) In the fourth quarter, investors’ worry turned into a panic. They abandoned these high-flying issues for the safety of stocks that have lower volatility, such as utilities.

The Fund was underweight, relative to the benchmark, in pharmaceutical industries for most of the year, but in August, the Fund moved to a significant overweight in these companies. Pharmaceuticals is considered a growth area, but it has more stable earnings than other higher growth areas. The Fund was overweight in Merck, a drug company that has stable earnings, and this contributed to the Fund’s performance for the year.

The Fund held a significantly overweight stake in banks throughout the year. Despite the fact that banks had been growing their earnings and improving their balance sheets and loan quality, the share prices of these stocks fell throughout the year as short-term interest rates rose. Since banks borrow at the short rate and lend at the long rate, investors seemed concerned that the increase in rates may hurt their earnings. The Fund was overweight Bank of America, which declined 15% for the year.

The Fund had a small loss due to its derivatives use in 2018. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

Subadviser outlook

Fund management believes that the past few years make a great case for the Fund’s investment strategy. The market has been fixated on growth stocks, and they were able to take advantage of that for a while. When more opportunities arose in value and stability, the Fund moved into those stocks. Overall, the Fund has significantly outperformed its benchmark since inception by rotating its factor exposures.

Rising interest rates and a trade war make the selection of factor portfolios difficult, but Fund management believes that stocks with stable earnings may be favored as we move into 2019. Given that both of the threats to the outlook can be changed at any time (the trade war may end, and the Federal Reserve Board may decide to stop raising rates), the Fund has investments in other areas outside of stable stocks. For example, Fund management continues to favor certain growth stocks, particularly those that have been able to use “free” resources (data) to build new products. In their view, these are self-financing, cash flow-generating companies that are somewhat different from most growth stocks due to their low need for outside capital to grow.

MML Equity Rotation Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Equity Rotation Fund Largest Holdings (% of Net Assets) on 12/31/18

US Foods Holding Corp.	4.8%
Amgen, Inc.	4.5%
Mastercard, Inc. Class A	4.1%
Pfizer, Inc.	4.1%
Alphabet, Inc. Class A	3.6%
Berkshire Hathaway, Inc. Class B	3.4%
HCA Healthcare, Inc.	3.2%
Workday, Inc. Class A	3.0%
Verizon Communications, Inc.	2.7%
Herbalife Nutrition Ltd.	2.7%

36.1%

MML Equity Rotation Fund Sector Table (% of Net Assets) on 12/31/18

Consumer, Non-cyclical	32.8%
Financial	14.6%
Communications	10.6%
Technology	9.5%
Consumer, Cyclical	6.8%
Industrial	6.4%
Energy	4.9%
Basic Materials	0.7%
Utilities	0.6%

Total Long-Term Investments	86.9%
Short-Term Investments and Other Assets and Liabilities	13.1%

Net Assets	100.0%

MML Equity Rotation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Rotation Fund Class II, Service Class I, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Since Inception 5/15/15 - 12/31/18
Class II	-8.86%	8.89%
Service Class I	-9.10%	8.61%
S&P 500 Index	-4.38%	6.87%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML High Yield Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML High Yield Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities. The Fund invests primarily in lower rated U.S. debt securities (“junk” or “high yield” bonds), including securities in default. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in lower rated fixed income securities (rated below Baa3 by Moody’s, below BBB- by Standard & Poor’s or the equivalent by any NRSRO (using the lower rating) or, if unrated, determined to be of below investment grade quality by the Fund’s subadviser). The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended December 31, 2018?

The Fund’s Class II shares returned -3.40%, underperforming the -2.08% return of the Bloomberg Barclays U.S. Corporate High-Yield Bond Index (the “benchmark”), which measures the performance of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds, including corporate bonds, fixed-rate bullet, putable, and callable bonds, SEC Rule 144A securities, original issue zeros, pay-in-kind bonds, fixed-rate and fixed-to-floating capital securities.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2018, credit selection led to the notable underperformance of the basic industry sector, due to the credit events related to Fund holdings Pinnacle Operating Corporation and Appvion. Fund holdings that were the largest detractors from performance for the year included Pinnacle Operating Corporation, one of the largest agricultural input supply and distribution businesses in the Mid-South; Jupiter Resources, a Western Canadian natural gas producer; and Veritas, an information management software provider offering backup and recovery, appliances, and storage management.

Fund holdings in the consumer cyclicals and energy sectors outperformed, relative to the benchmark, due to favorable credit selection within each. Since the consumer cyclicals sector underperformed during the period, the Fund’s underweight allocation to the sector contributed to the Fund’s relative performance.

The Fund’s top-performing holdings during the year were Fieldwood Energy, a private exploration and production company with operations focused in the Gulf of Mexico; Carlson Travel, a global market leader specializing in business travel management; and Caelus Energy, a privately held energy exploration and production company with operations primarily in the North Slope of Alaska.

From a ratings perspective, the Fund’s performance was negative across ratings categories during the year; however, the Fund outperformed relative to the benchmark in the single-B and double-B categories. Credit selection drove outperformance in each, although an underweight allocation to double-Bs and an overweight allocation to single-Bs were slight detractors. Credit selection within the triple-C sector was a drag on relative performance, while an overweight allocation to that sector proved beneficial to the Fund’s full-year returns.

Subadviser outlook

Fund management believes that technical factors drove the volatility in the high-yield market as geopolitical and headline events propelled a risk-off sentiment. They believe that issuers continue to generate modest top- and bottom-line growth, with leverage remaining at healthy and sustainable levels. Default rates are below historical averages, and Fund management expects that this could continue into 2019. While crude oil prices and geopolitical events may continue to cause further market price volatility, they believe this represents an opportunity for investors in high yield.

MML High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

MML High Yield Fund Portfolio Characteristics (% of Net Assets) on 12/31/18

Corporate Debt	91.8%
Bank Loans	4.1%
Mutual Funds	3.3%
Common Stock	0.5%
Preferred Stock	0.1%
Warrants	0.0%

Total Long-Term Investments	99.8%
Short-Term Investments and Other Assets and Liabilities	0.2%

Net Assets	100.0%

MML High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML High Yield Fund Class II, Service Class I, and the Bloomberg Barclays U.S. Corporate High-Yield Bond Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Since Inception Average Annual 5/3/10 - 12/31/18
Class II	-3.40%	4.00%	6.90%
Service Class I	-3.54%	3.74%	6.64%
Bloomberg Barclays U.S. Corporate High-Yield Bond Index	-2.08%	3.83%	6.28%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Corporate High-Yield Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Inflation-Protected and Income Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in inflation-indexed bonds and other income-producing securities. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended December 31, 2018?

The Fund’s Initial Class shares returned -1.29%, modestly underperforming the -1.26% return of the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “benchmark”), which measures the performance of rules-based, market value-weighted inflation-protected securities issued by the U.S. Treasury. It is a subset of the Global Inflation-Linked Index (Series-L).

How do inflation-indexed bonds protect against inflation?

Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a stated coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate – as measured by the Consumer Price Index for All Urban Consumers (CPI-U) – results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3%, a security with a par value of $1,000 and an annual coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The semi-annual interest payment would be calculated by multiplying $1,030 by 1.75% and dividing by 2 instead of using the original $1,000 par value to calculate the amount of interest.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2018, generally speaking, inflation-protected securities did not perform as well as conventional U.S. Treasury bonds. As of November 2018, consumer prices, as measured by the U.S. Bureau of Labor Statistics, were up for the year, as unadjusted Headline CPI came in at 2.2%, up from 2.1% at 2017 year end. (CPI measures changes in the price of a market basket of consumer goods and services; Core CPI does not include food and energy prices. Headline CPI includes food and energy.) While shelter costs continued to be a major driver of inflation, the headline year-to-date increase was driven, in large part, by service prices. As of November 2018, Core CPI increased to 2.2%, up from 1.8% at 2017 year end. Core CPI was running modestly above the 2% inflation objective of the Federal Open Market Committee (FOMC).

TIPS positioning in aggregate contributed to Fund performance during the period. Notably, the Fund’s underweight positioning in short-maturity inflation securities was offset by allocations to high-quality income-producing assets that earned higher yields than U.S. Treasuries.

In addition to TIPS, the Fund also invested in high-quality income-producing securities, including asset-backed and money market securities. The income earned by these asset classes contributed positively to the Fund’s performance during the year. Asset-backed securities (ABS) were the main drivers of performance. Security selections in auto loans and student loans within the ABS sector were the primary contributors. An allocation to high-quality commercial paper also contributed to performance over the year. (Commercial paper is the commonly used name for short-term unsecured promissory notes sold by banks and corporations to meet short-term debt obligations.)

The Fund may use derivative instruments for yield curve and duration management, as well as for replicating cash bonds and gaining market exposure in order to implement manager views. During the period, these derivative positions detracted modestly from the Fund’s performance. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Despite recent weakness in energy markets and volatility in risk assets, Fund management ended 2018 constructive on inflation market performance as CPI and PCE edged higher to meet central bank objectives. (The “core” PCE price index is defined as personal consumption expenditures (PCE) prices, excluding food and energy prices. The core PCE price index measures the prices paid by consumers for goods and services without the volatility caused by movements in food and energy prices to reveal underlying inflation trends.) They believe inflation markets have priced in much of the recent weakness and softer sentiment. In 2019, Fund management expects seasonal strength in energy prices, continued stability in consumer fundamentals, and a more balanced Federal Reserve policy to lend support to inflation markets.

MML Inflation-Protected and Income Fund Portfolio Characteristics (% of Net Assets) on 12/31/18

U.S. Treasury Obligations	85.4%
Non-U.S. Government Agency Obligations	51.2%
Corporate Debt	2.5%
Purchased Options	0.8%
U.S. Government Agency Obligations and Instrumentalities	0.7%
Municipal Obligations	0.0%

Total Long-Term Investments	140.6%
Short-Term Investments and Other Assets and Liabilities	(40.6)%

Net Assets	100.0%

MML Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Inflation-Protected and Income Fund Initial Class, Service Class, and the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Ten Year Average Annual 1/1/09 - 12/31/18
Initial Class	-1.29%	1.78%	3.66%
Service Class	-1.54%	1.53%	3.40%
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	-1.26%	1.69%	3.64%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Short-Duration Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Short-Duration Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any NRSRO, or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended December 31, 2018?

The Fund’s Class II shares returned 1.53%, modestly underperforming the 1.58% return of the Bloomberg Barclays U.S. 1-3 Year Government Bond Index (the “benchmark”), which measures the performance of the U.S. Treasury and U.S. Agency Indexes with maturities of 1-3 years, including Treasuries and U.S. agency debentures. It is a component of the U.S. Government/Credit Index and the U.S. Aggregate Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Federal Reserve Board (the Fed) raised interest rates a total of four times in 2018, starting at the March Federal Open Market Committee (FOMC) meeting. The U.S. economic outlook remained positive throughout 2018, with the headlines of tariffs and trade wars weighing on investor sentiment near the end of the year. The rise in front-end rates caused the yield curve to flatten as a direct result of Fed action, ultimately resulting in the flattening of the entire curve over the 12-month period. (When the yield curve is flattening, that means the yield spread between long-term and short-term rates is decreasing.) Bond duration and maturity positioning benefited the Fund as it shifted duration in accordance with its duration management process. Duration of the Fund was targeted at 1.0 years.

An allocation to corporate credit detracted from the Fund’s performance. Investment-grade and BB-rated high-yield bonds detracted. Information/data technology, pharmaceuticals, and diversified telecommunications were the best-performing sub-sectors. Banking, automotive manufacturers, and chemical sectors underperformed. During 2018, investment-grade corporate fundamentals showed signs of improvement, while both gross and net issuance declined for the year. December’s volatility caused spreads to widen, impacting corporate performance for the period.

The securitized sector was the top contributor to performance, led by asset-backed securities (ABS), where allocations to government-guaranteed Federal Family Education Loan Program (FFELP) student loans and automobile ABS collateral were the largest contributors. The Fund increased its allocation to ABS over the year as the sector continued to have a natural liquidity profile, and remained attractive on a relative basis to other asset classes. The Fund’s holdings in residential mortgage-backed securities (RMBS) were modest contributors to performance.

The Fund uses derivative instruments on occasion for yield curve, duration, downside risk management, and to gain exposures. The Fund’s use of derivatives contributed to the Fund’s relative performance during 2018. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

Subadviser outlook

Looking forward, Fund management expects potential market turbulence as investors seek to interpret Fed policy, brace for potential Treasury yield curve inversion, consider a growing BBB market, and evaluate slowing foreign demand. While these technicals present a wide range of potential outcomes for high-grade investors, Fund management remains vigilant in both sector and issuer selection within the Fund. They believe the market may see a slowdown in corporate merger and acquisition (M&A) activity due to the rising cost of funding. However, they do not anticipate a large-scale compression in corporate profit margins. Corporate and ABS issuance slowed in 2018, while commercial mortgage-backed securities (CMBS) issuance accelerated. Fund management continues to find value in FFELP student loans, and single-name ABS. They will closely watch the volume of primary market issuance, on the belief that the level at which new deals come to market (along with price, and how those deals are received by the market) could be indicators of 2019 sentiment.

MML Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Short-Duration Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/18

Non-U.S. Government Agency Obligations	50.5%
Corporate Debt	45.3%
U.S. Treasury Obligations	1.7%
U.S. Government Agency Obligations and Instrumentalities	1.1%
Purchased Options	1.0%
Municipal Obligations	0.0%

Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%

Net Assets	100.0%

MML Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Short-Duration Bond Fund Class II, Service Class I, and the Bloomberg Barclays U.S. 1-3 Year Government Bond Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Since Inception Average Annual 5/3/10 - 12/31/18
Class II	1.53%	1.85%	2.26%
Service Class I	1.29%	1.58%	2.01%
Bloomberg Barclays U.S. 1-3 Year Government Bond Index	1.58%	0.82%	0.93%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Bloomberg Barclays U.S. 1-3 Year Government Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small Cap Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small Cap Equity Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation by investing primarily in common stocks of small-capitalization U.S. companies that the Fund’s subadviser believes have favorable business trends or prospects based on fundamental analysis. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index. The Fund’s subadviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended December 31, 2018?

The Fund’s Initial Class shares returned -10.19%, outperforming the -11.01% return of the Russell 2000 Index (the “benchmark), which measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2018, the Fund outperformed the benchmark primarily within the energy, health care, and information technology sectors, due to stronger relative stock selection. Underperforming sectors for the Fund included financials, industrials, and materials, where stock selection detracted from results.

Fund holdings that contributed to the Fund’s relative performance included Renewable Energy Group, Inc. (energy); Amedisys, Inc. (health care); and Etsy, Inc. (consumer discretionary). Renewable Energy Group rallied as investors cheered the company’s second-quarter earnings report, which showed improved profitability and a strengthening balance sheet. Home health provider Amedisys continued its strong run with better-than-expected second-quarter earnings due to operational improvements, notably in labor cost management. Investors also warmed to the home health space, as the reimbursement environment has improved. The Fund exited Amedisys late in the reporting period due to valuation, as the stock exceeded Fund management’s upside price target. Etsy’s stock moved substantially higher after raising their “take rate” significantly. (Take rate refers to the percentage of each sale the company keeps for itself.) This was interpreted by the market as a sign of confidence that the marketplace has developed enough stickiness with sellers to support pricing power.

Fund holdings that were top detractors from the Fund’s relative performance included Visteon Corporation (consumer discretionary); Summit Materials, Inc. (materials); and Prestige Consumer Healthcare, Inc. (health care). Visteon designs, engineers, and manufactures cockpit electronics products and connected car solutions for most of the world’s major vehicle manufacturers. After a strong two- to three-year run of meeting or beating analyst earnings estimates, the company reported disappointing second-quarter 2018 results in late July, and lowered its previous 2018 guidance. Specifically, the company has been facing increasing headwinds related to softening vehicle production, diesel demand, and tariffs. Summit Materials is one of the fastest-growing construction materials companies, which supplies aggregates, cement, ready-mix concrete, and asphalt paving mix within the U.S. and western Canada. In early August, the company reported softer-than-expected second-quarter 2018 results and lowered its full-year EBITDA guidance. (Earnings before interest, tax, depreciation and amortization (EBITDA) is a measure of a company’s operating performance.) In addition to the negative impact from poor weather in several of its key end markets, the company noted higher costs for raw materials, freight, labor, and fuel. Prestige Consumer Healthcare markets, sells, and distributes various over-the-counter health care and consumer products. In 2017 and into 2018, the consumer staples sector as a group was under pressure due to a variety of factors, and Prestige was no exception. Organic sales trends slowed and cost pressures increased, especially for transportation. Despite an attractive valuation, the Fund exited the stock during the second quarter of 2018.

Subadviser outlook

In the short term, Fund management expects that the U.S. economy has the potential to continue to show economic growth, albeit at slower rates than experienced in 2018, as the “sugar high” from tax cuts wears off. Fund management believes this may be driven by favorable ongoing consumer confidence, falling regulatory hurdles, and technological innovation. They believe that the biggest macro risks are trade tariffs and higher interest rates.

MML Small Cap Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Small Cap Equity Fund Largest Holdings (% of Net Assets) on 12/31/18

Korn/Ferry International	2.1%
CACI International, Inc. Class A	2.1%
Four Corners Property Trust, Inc.	2.1%
ASGN, Inc.	1.9%
Jack in the Box, Inc.	1.8%
National Storage Affiliates Trust	1.8%
Zynga, Inc. Class A	1.8%
Generac Holdings, Inc.	1.8%
j2 Global, Inc.	1.6%
Visteon Corp.	1.5%

18.5%

MML Small Cap Equity Fund Sector Table (% of Net Assets) on 12/31/18

Financial	23.5%
Consumer, Non-cyclical	19.1%
Industrial	15.2%
Consumer, Cyclical	15.2%
Technology	12.1%
Utilities	3.6%
Basic Materials	3.4%
Communications	2.9%
Energy	2.9%
Mutual Funds	2.8%

Total Long-Term Investments	100.7%
Short-Term Investments and Other Assets and Liabilities	(0.7)%

Net Assets	100.0%

MML Small Cap Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Equity Fund Initial Class, Service Class, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Ten Year Average Annual 1/1/09 - 12/31/18
Initial Class	-10.19%	5.15%	13.46%
Service Class	-10.41%	4.88%	13.18%
Russell 2000 Index	-11.01%	4.41%	11.97%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Special Situations Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Special Situations Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in common stocks of U.S. companies that are involved in “special situations.” A special situation might include, for example, a recently announced spin-off or divestiture, a change in dividend policy, involvement in a merger or acquisition transaction, a change in management, a significant change in ownership, or changes due to bankruptcy or insolvency process. The Fund’s subadviser expects that the Fund’s portfolio will initially emphasize “large capitalization” issuers, which are considered to be companies with market capitalizations at the time of purchase within the market capitalization range of companies included within the Russell 1000® Index, although the Fund’s holdings of securities of different market capitalizations will vary over time, depending on market conditions generally and on the companies involved at the time (or that the subadviser expects to be involved) in special situations. The Fund will typically invest primarily in common stocks. When the subadviser determines that there are an insufficient number of companies involved (or likely to be involved) in special situations, it may invest in any equity securities it considers to be consistent with the Fund’s objective of growth of capital over the long term. It may also invest in exchange-traded funds (ETFs) providing broad equity exposures or in derivatives, including swaps, futures contracts, and options, to gain broad exposures to equity markets. The Fund’s subadviser is Barings LLC (Barings).

How did the Fund perform during the 12 months ended December 31, 2018?

The Fund’s Class II shares returned -4.83%, underperforming the -4.38% return of the S&P 500® Index (the “benchmark”), which measures the performance of 500 widely held stocks in the U.S. equity market.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund invests in many spin-offs, since when a company spins off a division into a separate company, it tends to unlock value in the shares. The pace of corporations spinning off divisions slowed dramatically in 2017 and 2018. There was a total of 26 spin-offs in the past two years, relative to an average of 29 spin-offs per year in the previous four years.

Spin-offs are owned disproportionately by hedge funds, so when the market turns, spin-offs tend to be the “canary in the coal mine.” The year 2018 was no different. Spin-offs started to underperform the market in July, and by October, they were down significantly relative to the rest of the market.

Companies that were created by spin-offs over the past two years fell, on average, 21% in 2018. In spin-offs, there are often big winners, but there are big losers as well. In 2018, there were only two big winners. The Fund was heavily invested in one of them, but not the other. There were many big losers.

The Fund was invested in Bioverativ, the biotechnology firm, before Sanofi, the French drug company, acquired it. The stock was up 94% in 2018, which helped performance. The Fund did not invest in the second big winner in the spin-off universe, the commercial real estate company Rafael Holdings. This company was spun off by IDT, the communications company, and the stock rose 70% during the year.

Two companies that were spun off a few years ago, PayPal and Zoetis, are still in the Fund’s portfolio, and these both turned in positive returns in 2018. Another Fund holding is Fortive, the industrial automation company that was spun off by Danaher, the industrial conglomerate in 2016; it declined over 40% in 2018.

The Fund had a small loss from the use of derivative securities in 2018. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Derivatives can be used for hedging, speculation, or both.

Subadviser outlook

The Fund owns many spin-offs, which tend to be small- and mid-size companies in the industrials sector. The trade war hurt the prospects of these companies in 2018 because they are reliant on overseas sales, or they use the global supply chain for intermediate goods in their manufacturing processes. Given these dependencies, Fund management is cautious on the outlook for special situations. They still believe there are opportunities, but currently, are holding more cash than normal in the Fund until some of the uncertainty has, in their view, been resolved.

MML Special Situations Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Special Situations Fund Largest Holdings (% of Net Assets) on 12/31/18

PayPal Holdings, Inc.	12.9%
Zoetis, Inc.	7.4%
Hewlett Packard Enterprise Co.	4.7%
Keysight Technologies, Inc.	4.0%
Lamb Weston Holdings, Inc.	3.8%
Liberty Latin America Ltd. Class A	3.4%
Allegion PLC	3.0%
ONE Gas, Inc.	2.6%
AbbVie, Inc.	2.6%
Danaher Corp.	2.5%

46.9%

MML Special Situations Fund Sector Table (% of Net Assets) on 12/31/18

Consumer, Non-cyclical	33.4%
Industrial	11.7%
Communications	10.0%
Technology	8.4%
Financial	4.7%
Energy	2.9%
Basic Materials	2.7%
Utilities	2.6%
Consumer, Cyclical	1.7%

Total Long-Term Investments	78.1%
Short-Term Investments and Other Assets and Liabilities	21.9%

Net Assets	100.0%

MML Special Situations Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Special Situations Fund Class II, Service Class I, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Since Inception 5/15/15 - 12/31/18
Class II	-4.83%	2.78%
Service Class I	-5.13%	2.51%
S&P 500 Index	-4.38%	6.87%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Strategic Emerging Markets Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing mainly in common stocks of issuers in developing and emerging markets throughout the world and, at times, up to 100% of its total assets in foreign securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of issuers whose principal activities are in a developing (or emerging) market, i.e., are in a developing market or are economically tied to a developing market country. The Fund will invest in at least three developing markets. The Fund focuses on companies with above-average earnings growth. In general, countries may be considered developing or emerging markets if they are included in any one of the MSCI emerging markets indices, classified as a developing or emerging market, or classified under a similar or corresponding classification, by organizations such as the World Bank and the International Monetary Fund, or have economies, industries, and stock markets with similar characteristics. The Fund’s subadviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended December 31, 2018?

The Fund’s Class II Shares returned -12.40%, outperforming the -14.58% return of the MSCI EM Index (the “benchmark”), which measures the performance of the large and mid cap segments of emerging market equity securities.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2018, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended December 31, 2018, the Fund outperformed the benchmark due to stock selection in the information technology, consumer discretionary, financials, health care, and energy sectors. Stock selection in the materials, consumer staples, communication services, and industrials sectors detracted from performance. In terms of countries, stock selection in India contributed positively to relative performance, as did an overweight position, relative to the benchmark, in France and an underweight stake in South Korea. Detractors from performance included overweight positions in the U.K. and U.S., and stock selection in the United Arab Emirates.

Top-performing Fund holdings included Novatek (energy, Russia), Housing Development Finance Corporation (HDFC) (financials, India), and Kotak Mahindra Bank Ltd. (financials, India). Novatek, a Russian energy company, has always stood at the forefront of technological and business innovation, finding creative ways to add value to its constantly expanding natural gas and condensate resource base. The company posted a 75% year-over-year increase in EBITDA during the third quarter of 2018. (Earnings before interest, tax, depreciation and amortization (EBITDA) is a measure of a company’s operating performance.) HDFC is a financial institution that provides housing finance in India to low- and middle-income individuals, as well as to corporations. The company released strong second-quarter fiscal year 2019 results at the beginning of November. Kotak Mahindra Bank, the fourth-largest private bank in India, has about 1,400 branches, and owns 100% of its various subsidies, which enables it to provide a full range of financial services.

Fund holdings that were top detractors from performance included Alibaba Group Holding Ltd. (consumer discretionary, China), Tencent Holdings Ltd. (communication services, China), and Glencore plc (materials, U.K.). Alibaba is one of China’s most dominant internet companies and holds the leading position in the sizable ecommerce market. During the year, the company saw its share price pull back as trade rhetoric between the United States and China negatively impacted all U.S.-listed Chinese companies. Tencent is a Chinese internet company that dominates the Chinese consumer market through a broad ecosystem built on gaming, messaging, payment, and content. Although Tencent continues to diversify, the company still derives 65% of gross profits from gaming, which has had slowing growth as a result of a very large base of comparison. Additionally, approvals for new PC and mobile games have been delayed due to changes in administrative procedures at the regulators. These factors, along with the escalated trade rhetoric between the United States and China noted above, hampered Tencent’s performance. Glencore is one of the world’s leading producers and marketers of commodities and one of the most diversified. Its stock price was adversely impacted by developments at the Katanga mine in the Democratic Republic of Congo, including ongoing political and policy controversies and a six-month suspension of Katanga cobalt sales announced November 6, due to the detection of low-level radioactivity. This proved highly disruptive to global cobalt prices.

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Fund management continues to believe that emerging markets (EM) should be an increasingly core allocation for global investors. EM now represents a meaningful portion of global gross domestic product (GDP) and is the largest contributor to global growth. Fund management believes most investors are still under-allocated to EM and, especially for those who invest through passive vehicles, to the areas of EM that exhibit the most attractive growth characteristics. Fund management’s approach to investing and the positioning of the Fund remain unchanged – they strive to focus on long-term investments in extraordinary companies that they believe have the potential to possess competitive advantages that could manifest themselves over the course of many years. This results in exposure to various sectors and industries – including e-commerce, cloud computing, internet services, health care, travel, and education.

MML Strategic Emerging Markets Fund Largest Holdings (% of Net Assets) on 12/31/18

Alibaba Group Holding Ltd. Sponsored ADR	5.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	5.4%
Novatek PJSC Sponsored GDR Registered	4.3%
Kering SA	3.9%
Housing Development Finance Corp. Ltd.	3.9%
Tencent Holdings Ltd.	3.8%
Glencore PLC	3.7%
Kotak Mahindra Bank Ltd.	3.4%
AIA Group Ltd.	2.9%
LVMH Moet Hennessy Louis Vuitton SE	2.3%

39.4%

MML Strategic Emerging Markets Fund Sector Table (% of Net Assets) on 12/31/18

Financial	25.6%
Communications	16.2%
Consumer, Cyclical	16.1%
Consumer, Non-cyclical	13.8%
Technology	7.6%
Basic Materials	6.1%
Energy	5.2%
Industrial	3.2%
Diversified	1.4%
Mutual Funds	1.3%

Total Long-Term Investments	96.5%
Short-Term Investments and Other Assets and Liabilities	3.5%

Net Assets	100.0%

MML Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Strategic Emerging Markets Fund Service Class I and the MSCI EM Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Ten Year Average Annual 1/1/09 - 12/31/18
Service Class I	-12.60%	0.06%	5.81%
MSCI EM Index	-14.58%	1.65%	8.02%

Hypothetical Investments in MML Strategic Emerging Markets Fund Class II and the MSCI EM Index.

TOTAL RETURN	One Year 1/1/18 - 12/31/18	Five Year Average Annual 1/1/14 - 12/31/18	Since Inception Average Annual 5/1/09 - 12/31/18
Class II	-12.40%	0.28%	4.60%
MSCI EM Index	-14.58%	1.65%	6.49%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website at www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EM Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Asset Momentum Fund – Portfolio of Investments

December 31, 2018

	Number of Shares	Value
EQUITIES — 20.3%

COMMON STOCK — 20.3%
Communications — 1.3%
Internet — 0.8%
Rightmove PLC	35,000	$192,322

Telecommunications — 0.5%
NTT DOCOMO, Inc.	5,600	125,748

		318,070

Consumer, Cyclical — 3.1%
Distribution & Wholesale — 3.1%
Pool Corp.	5,100	758,115

Consumer, Non-cyclical — 3.0%
Health Care – Products — 0.8%
Advanced Medical Solutions Group PLC	54,425	189,816

Health Care – Services — 1.1%
Fresenius SE & Co. KGaA	5,900	285,192

Household Products & Wares — 1.1%
Henkel AG & Co. KGaA	2,000	196,688
Portmeirion Group PLC	5,600	67,809

		264,497

		739,505

Financial — 5.3%
Diversified Financial Services — 5.3%
Mastercard, Inc. Class A	5,300	999,845
Visa, Inc. Class A	2,200	290,268

		1,290,113

Industrial — 4.1%
Building Materials — 0.3%
Breedon Group PLC (a)	88,437	66,506

Electronics — 1.2%
Halma PLC	17,600	304,662

Hand & Machine Tools — 0.6%
Schindler Holding AG	700	139,071

Machinery – Diversified — 2.0%
Keyence Corp.	400	201,592
Roper Technologies, Inc.	1,100	293,172

		494,764

		1,005,003

Technology — 3.5%
Computers — 2.5%
Fortinet, Inc. (a)	8,800	619,784

	Number of Shares	Value
Software — 1.0%
EMIS Group PLC	11,800	$137,263
Nexus AG	3,400	95,732

		232,995

		852,779

TOTAL COMMON STOCK (Cost $4,680,976)		4,963,585

TOTAL EQUITIES (Cost $4,680,976)		4,963,585

	Principal Amount
BONDS & NOTES — 12.1%

U.S. TREASURY OBLIGATIONS — 12.1%
U.S. Treasury Bonds & Notes — 12.1%
U.S. Treasury Note 1.750% 11/30/19 (b)	$3,000,000	2,976,309

TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,991,914)		2,976,309

TOTAL BONDS & NOTES (Cost $2,991,914)		2,976,309

	Number of Shares
MUTUAL FUNDS — 53.0%
Diversified Financial Services — 53.0%
iShares MSCI Brazil Capped Index Fund (c)	36,000	1,375,200
iShares MSCI India ETF	6,600	220,044
iShares MSCI Mexico ETF	17,000	700,060
State Street Navigator Securities Lending Prime Portfolio (d)	1,389,960	1,389,960
Vanguard Short-Term Bond ETF	82,000	6,442,740
Vanguard Total Stock Market ETF	22,200	2,833,386

		12,961,390

TOTAL MUTUAL FUNDS (Cost $13,134,439)		12,961,390

TOTAL LONG-TERM INVESTMENTS (Cost $20,807,329)		20,901,284

The accompanying notes are an integral part of the financial statements.

MML Asset Momentum Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 21.0%
Repurchase Agreement — 21.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/18, 1.250%, due 1/02/19 (e)	$5,136,732	$5,136,732

TOTAL SHORT-TERM INVESTMENTS (Cost $5,136,732)		5,136,732

TOTAL INVESTMENTS — 106.4% (Cost $25,944,061) (f)		26,038,016

Other Assets/(Liabilities) — (6.4)%		(1,570,986)

NET ASSETS — 100.0%		$24,467,030

Abbreviation Legend

ETF	Exchange-Traded Fund

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(c)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2018, was $1,361,448 or 5.56% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(d)	Represents investment of security lending collateral. (Note 2).
(e)

Maturity value of $5,137,089. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 1/15/27, and an aggregate market value, including accrued interest, of $5,243,566.

(f)	See Note 6 for aggregate cost for federal tax purposes.

Forward contracts at December 31, 2018:

		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
Contract to Buy

GBP	1,016,335	HSBC Bank USA*	6/21/19		$1,400,000	$(94,061)

Cross Currency Forwards

MYR	6,000,000	Barclays Bank PLC*	2/22/19	JPY	159,300,000	$(7,762)

GBP	995,000	HSBC Bank USA*	4/05/19	AUD	1,846,464	(28,626)

						$(36,388)

*	Contracts are subject to a Master Netting Agreement.

Futures contracts at December 31, 2018:

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long

Mexican Bolsa Index	3/15/19	11	$236,120	$(2,269)
NASDAQ 100 E-Mini Index	3/15/19	51	6,930,559	(470,644)
S&P 500 E-Mini Index	3/15/19	111	14,742,834	(838,974)

				$(1,311,887)

Currency Legend

AUD	Australian Dollar
GBP	British Pound
JPY	Japanese Yen
MYR	Malaysian Ringgit

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments

December 31, 2018

	Principal Amount	Value
BONDS & NOTES — 94.5%

CORPORATE DEBT — 24.7%
Advertising — 0.1%
The Interpublic Group of Cos., Inc. 5.400% 10/01/48	$545,000	$516,116

Aerospace & Defense — 0.2%
Lockheed Martin Corp. 4.700% 5/15/46	505,000	526,226
TransDigm, Inc. 6.375% 6/15/26	165,000	153,450

		679,676

Agriculture — 0.2%
BAT Capital Corp. 3.496% FRN 8/15/22 (a)	180,000	178,189
JBS Investments II GmbH 7.000% 1/15/26 (b)	200,000	196,000
Reynolds American, Inc. 4.000% 6/12/22	335,000	331,389

		705,578

Airlines — 0.2%
Delta Air Lines, Inc. 3.800% 4/19/23	570,000	560,882
Guanay Finance Ltd. 6.000% 12/15/20 (c)	327,017	329,061
Latam Finance Ltd. 6.875% 4/11/24 (c)	200,000	196,952

		1,086,895

Auto Manufacturers — 0.7%
Daimler Finance North America LLC 3.422% FRN 5/04/23 (a) (b)	985,000	974,814
Ford Motor Co. 7.450% 7/16/31	485,000	500,047
General Motors Co. 3 mo. USD LIBOR + .800% 3.389% FRN 8/07/20	210,000	207,882
General Motors Financial Co., Inc. 3.398% FRN 1/05/23 (a)	505,000	479,068
3.950% 4/13/24	115,000	109,217
Volkswagen Group of America Finance LLC 4.250% 11/13/23 (b)	700,000	694,264

		2,965,292

Banks — 3.9%
Banco Bilbao Vizcaya Argentaria Colombia SA 4.875% 4/21/25 (c)	300,000	291,750
Banco de Credito e Inversiones 4.000% 2/11/23 (c)	200,000	197,771

	Principal Amount	Value
Banco de Reservas de la Republica Dominicana 7.000% 2/01/23 (b)	$200,000	$200,000
Banco do Brasil SA 10 year CMT + 4.398% 6.250% VRN 10/29/49 (c) (d)	600,000	514,500
Banco Macro SA 5 year USD Swap + 5.463% 6.750% VRN 11/04/26 (c)	350,000	282,625
Banco Mercantil del Norte SA 5 year CMT + 4.447% 5.750% VRN 10/04/31 (c)	200,000	179,796
10 year CMT + 5.353% 7.625% VRN 12/31/99 (c) (d)	400,000	387,000
Banco Santander Chile 3.875% 9/20/22 (c)	150,000	149,295
Banco Santander Mexico SA 5.950% VRN 10/01/28 (a) (b)	250,000	250,938
Banco Santander SA 3.767% FRN 2/23/23 (a)	600,000	587,471
Bancolombia SA 4.875% VRN 10/18/27 (a)	400,000	385,504
Banistmo SA 3.650% 9/19/22 (b)	200,000	190,000
Bank of Montreal 3.803% VRN 12/15/32 (a)	450,000	416,700
Barclays PLC 4.009% FRN 5/16/24 (a)	425,000	404,693
BBVA Bancomer SA 5.125% VRN 1/18/33 (a) (c)	800,000	694,000
BDO Unibank, Inc. 2.625% 10/24/21 (c)	300,000	288,090
2.950% 3/06/23 (c)	300,000	283,560
BNP Paribas SA 3.375% 1/09/25 (b)	595,000	559,941
Citigroup, Inc. 3 mo. USD LIBOR + 1.100% 3.740% FRN 5/17/24	845,000	824,390
Credit Agricole SA 3.750% 4/24/23 (b)	535,000	523,519
Credit Suisse Group AG 4.016% FRN 6/12/24 (a) (b)	430,000	423,518
DBS Group Holdings Ltd. 5 year USD Swap + 2.390% 3.600% VRN 12/29/49 (c) (d)	600,000	573,000
Global Bank Corp. 5.125% 10/30/19 (c)	700,000	700,350
The Goldman Sachs Group, Inc. 3.307% FRN 10/31/22 (a)	370,000	360,521
3.786% FRN 5/15/26 (a)	360,000	345,519
HSBC Holdings PLC 4.156% FRN 9/12/26 (a)	835,000	822,243
Industrial Senior Trust 5.500% 11/01/22 (c)	100,000	97,250

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Itau Unibanco Holding SA 6.500% VRN 12/31/99 (a) (c) (d)	$350,000	$331,187
Lloyds Banking Group PLC 3.574% VRN 11/07/28 (a)	600,000	533,714
Macquarie Group Ltd. 3.189% VRN 11/28/23 (a) (b)	260,000	249,897
4.150% VRN 3/27/24 (a) (b)	280,000	280,032
Malayan Banking Bhd 5 year USD Swap + 2.542% 3.905% VRN 10/29/26 (c)	600,000	592,416
Mitsubishi UFJ Financial Group, Inc. 3.478% FRN 3/02/23 (a)	495,000	486,797
Morgan Stanley 3 mo. USD LIBOR + 1.340% 3.591% VRN 7/22/28	585,000	553,120
Royal Bank of Scotland Group PLC 3 mo. USD LIBOR + 1.480% 3.498% VRN 5/15/23	285,000	274,061
Sumitomo Mitsui Financial Group, Inc. 3.189% FRN 1/17/23 (a)	815,000	804,777
Union Bank of the Philippines 3.369% 11/29/22 (c)	400,000	380,600
United Overseas Bank Ltd. 3.875% VRN 12/31/99 (a) (c) (d)	500,000	460,553
Westpac Banking Corp. 3.336% FRN 5/15/23 (a)	850,000	841,074

		16,722,172

Beverages — 0.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.900% 2/01/46 (b)	250,000	231,846
Anheuser-Busch InBev Worldwide, Inc. 4.600% 4/15/48	290,000	259,915
Embotelladora Andina SA 5.000% 10/01/23 (c)	310,000	318,280

		810,041

Biotechnology — 0.1%
Celgene Corp. 4.350% 11/15/47	595,000	501,052

Building Materials — 0.2%
Builders FirstSource, Inc. 5.625% 9/01/24 (b)	250,000	231,875
Owens Corning 4.400% 1/30/48	350,000	264,563
Votorantim Cimentos SA 7.250% 4/05/41 (c)	200,000	204,500

		700,938

Chemicals — 0.5%
Ashland LLC 4.750% 8/15/22	155,000	152,675
Braskem Finance Ltd. 6.450% 2/03/24	200,000	210,002

	Principal Amount	Value
DowDuPont, Inc. 5.419% 11/15/48	$435,000	$451,940
Grupo Idesa SA de CV 7.875% 12/18/20 (c)	400,000	279,500
Hexion, Inc. 6.625% 4/15/20	80,000	63,800
10.375% 2/01/22 (b)	95,000	75,762
The Mosaic Co. 4.050% 11/15/27	600,000	569,059
UPL Corp. Ltd. 3.250% 10/13/21 (c)	200,000	193,374

		1,996,112

Coal — 0.1%
Peabody Energy Corp. 6.000% 3/31/22 (b)	405,000	392,850
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. 7.500% 6/15/25 (b)	230,000	217,925

		610,775

Commercial Services — 0.3%
Adani Ports & Special Economic Zone Ltd. 3.950% 1/19/22 (c)	375,000	368,836
ENA Norte Trust 4.950% 4/25/23 (c)	133,149	133,416
Garda World Security Corp. 8.750% 5/15/25 (b)	210,000	191,100
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.250% 5/15/23 (b)	223,000	229,969
Refinitiv US Holdings, Inc. 6.250% 5/15/26 (b)	195,000	188,175
United Rentals North America, Inc. 6.500% 12/15/26	190,000	187,150
Verscend Escrow Corp. 9.750% 8/15/26 (b)	237,000	222,780

		1,521,426

Diversified Financial Services — 2.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.500% 1/15/25	600,000	547,424
Air Lease Corp. 3.750% 2/01/22	470,000	465,090
Ally Financial, Inc. 4.125% 3/30/20	480,000	474,600
4.250% 4/15/21	30,000	29,442
American Express Co. 2.500% 8/01/22	1,115,000	1,076,175
ASP AMC Merger Sub, Inc. 8.000% 5/15/25 (b)	170,000	90,100

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Banco BTG Pactual SA 5 year CMT + 6.978% 8.750% VRN 12/29/49 (c) (d)	$200,000	$202,040
BOC Aviation Ltd. 3.947% FRN 9/26/23 (a) (b)	565,000	562,024
Capital One Financial Corp. 3.240% FRN 1/30/23 (a)	140,000	136,189
The Charles Schwab Corp. 3.550% 2/01/24	550,000	550,127
Credito Real SAB de CV SOFOM ER 9.125% VRN 12/31/99 (a) (c) (d)	200,000	187,752
Discover Financial Services 4.100% 2/09/27	720,000	672,169
Interoceanica IV Finance Ltd. 0.010% 11/30/25 (c)	975,178	824,026
Nationstar Mortgage Holdings, Inc. 8.125% 7/15/23 (b)	145,000	141,375
NFP Corp. 6.875% 7/15/25 (b)	320,000	286,400
SPARC EM SPC Panama Metro Line 2 SP 0.010% 12/05/22 (b)	597,914	541,866
0.010% 12/05/22 (c)	512,498	464,456
SURA Asset Management SA 4.875% 4/17/24 (c)	200,000	198,002
Synchrony Financial 3.000% 8/15/19	530,000	526,502
3.950% 12/01/27	25,000	21,057
Tempo Acquisition LLC / Tempo Acquisition Finance Corp. 6.750% 6/01/25 (b)	150,000	138,750
Unifin Financiera SAB de CV SOFOM ENR 8.875% VRN 12/31/99 (a) (c) (d)	400,000	330,000

		8,465,566

Electric — 2.7%
AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad It 7.950% 5/11/26 (b)	500,000	505,000
American Electric Power Co., Inc. 2.950% 12/15/22	313,000	306,916
Cometa Energia SA de CV 6.375% 4/24/35 (c)	394,800	365,190
DTE Energy Co. 3.800% 3/15/27	500,000	487,843
Duke Energy Corp. 3.750% 9/01/46	215,000	185,879
3.950% 8/15/47	240,000	216,611
Duke Energy Florida LLC 3.200% 1/15/27	1,000,000	967,579

	Principal Amount	Value
Duke Energy Progress, Inc. 4.150% 12/01/44	$415,000	$402,887
Edison International 4.125% 3/15/28	260,000	246,080
Empresa Electrica Angamos SA 4.875% 5/25/29 (c)	182,600	174,601
Empresa Electrica Guacolda SA 4.560% 4/30/25 (c)	200,000	176,869
Enel Finance International NV 4.250% 9/14/23 (b)	565,000	552,449
Energuate Trust 5.875% 5/03/27 (c)	200,000	185,000
Engie Energia Chile SA 5.625% 1/15/21 (c)	100,000	102,252
Eversource Energy 2.750% 3/15/22	1,000,000	982,650
Exelon Corp. 3.400% 4/15/26	750,000	713,044
Fortis, Inc. 2.100% 10/04/21	505,000	485,490
Inkia Energy Ltd. 5.875% 11/09/27 (c)	400,000	370,504
Israel Electric Corp. Ltd. 5.000% 11/12/24 (b)	200,000	201,456
Mexico Generadora de Energia S. de R.L. 5.500% 12/06/32 (c)	172,140	164,394
NextEra Energy Capital Holdings, Inc. 3.550% 5/01/27	280,000	267,189
NextEra Energy Operating Partners LP 4.500% 9/15/27 (b)	170,000	151,300
Pampa Energia SA 7.500% 1/24/27 (c)	600,000	502,620
PSEG Power LLC 3.850% 6/01/23	430,000	430,350
Sierra Pacific Power Co. 2.600% 5/01/26	1,000,000	931,626
The Southern Co. 1.850% 7/01/19	65,000	64,682
Vistra Operations Co. LLC 5.500% 9/01/26 (b)	235,000	226,188
Xcel Energy, Inc. 3.300% 6/01/25	1,000,000	977,200

		11,343,849

Electronics — 0.2%
Arrow Electronics, Inc. 3.875% 1/12/28	290,000	264,166
Corning, Inc. 4.375% 11/15/57	595,000	499,384

		763,550

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Engineering & Construction — 0.2%
Mexico City Airport Trust 4.250% 10/31/26 (b)	$500,000	$445,630
Sydney Airport Finance Co. Pty Ltd. 3.375% 4/30/25 (b)	300,000	287,928
3.625% 4/28/26 (b)	300,000	286,928

		1,020,486

Entertainment — 0.1%
Caesars Resort Collection LLC/CRC Finco, Inc. 5.250% 10/15/25 (b)	210,000	180,600
Eldorado Resorts, Inc. 6.000% 9/15/26 (b)	80,000	75,600
Eldorado Resorts, Inc. 6.000% 4/01/25	235,000	226,690

		482,890

Environmental Controls — 0.1%
Tervita Escrow Corp. 7.625% 12/01/21 (b)	235,000	223,838

Food Services — 0.1%
Aramark Services, Inc. 5.000% 4/01/25 (b)	230,000	224,825

Foods — 1.1%
Albertsons Cos. LLC / Safeway, Inc. / New Albertsons LP / Albertson’s LLC 5.750% 3/15/25	175,000	153,125
B&G Foods, Inc. 5.250% 4/01/25	160,000	148,800
Cosan Overseas Ltd. 8.250% 11/29/49 (c) (d)	500,000	503,750
ESAL GmbH 6.250% 2/05/23 (c)	400,000	396,004
JBS Investments GmbH 7.250% 4/03/24 (c)	200,000	201,602
JBS USA LUX SA/JBS USA Finance, Inc. 6.750% 2/15/28 (b)	260,000	253,500
The Kroger Co. 3.400% 4/15/22	565,000	559,185
MARB BondCo PLC 6.875% 1/19/25 (c)	200,000	185,352
7.000% 3/15/24 (c)	200,000	188,952
Marfrig Holdings Europe BV 8.000% 6/08/23 (b)	200,000	200,500
Minerva Luxembourg SA 5.875% 1/19/28 (c)	400,000	348,000
6.500% 9/20/26 (c)	400,000	372,500
Pilgrim’s Pride Corp. 5.750% 3/15/25 (b)	255,000	239,063
Post Holdings, Inc. 5.500% 3/01/25 (b)	240,000	230,354

	Principal Amount	Value
Smithfield Foods, Inc. 4.250% 2/01/27 (b)	$595,000	$554,644

		4,535,331

Forest Products & Paper — 0.0%
Celulosa Arauco y Constitucion SA 4.750% 1/11/22	200,000	202,202

Health Care – Products — 0.4%
Avantor, Inc. 9.000% 10/01/25 (b)	270,000	270,000
Becton Dickinson and Co. 2.894% 6/06/22	810,000	784,501
Zimmer Biomet Holdings, Inc. 2.700% 4/01/20	570,000	564,561

		1,619,062

Health Care – Services — 0.2%
Centene Corp. 4.750% 1/15/25	310,000	296,050
5.375% 6/01/26 (b)	35,000	34,038
HCA, Inc. 5.375% 9/01/26	320,000	311,200
MPH Acquisition Holdings LLC 7.125% 6/01/24 (b)	150,000	139,875
WellCare Health Plans, Inc. 5.375% 8/15/26 (b)	200,000	193,000

		974,163

Home Furnishing — 0.1%
Tempur Sealy International, Inc. 5.500% 6/15/26	248,000	226,300

Insurance — 0.7%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 8.250% 8/01/23 (b)	265,000	261,025
Athene Global Funding 3.000% 7/01/22 (b)	485,000	473,768
AXA Equitable Holdings, Inc. 3.900% 4/20/23 (b)	490,000	483,928
Brighthouse Financial, Inc. 3.700% 6/22/27	575,000	485,859
Liberty Mutual Group, Inc. 6.500% 5/01/42 (b)	690,000	818,281
Willis North America, Inc. 4.500% 9/15/28	565,000	560,571

		3,083,432

Internet — 0.2%
Expedia, Inc. Co. 3.800% 2/15/28	595,000	539,566
Match Group, Inc. 5.000% 12/15/27 (b)	165,000	151,388

		690,954

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Leisure Time — 0.1%
Royal Caribbean Cruises Ltd. 3.700% 3/15/28	$295,000	$272,800
Viking Cruises Ltd. 5.875% 9/15/27 (b)	235,000	219,137

		491,937

Lodging — 0.3%
Gohl Capital Ltd. 4.250% 1/24/27 (c)	600,000	564,439
Hilton Domestic Operating Co., Inc. 5.125% 5/01/26 (b)	565,000	542,400

		1,106,839

Media — 0.6%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.000% 2/01/28 (b)	175,000	161,000
5.750% 2/15/26 (b)	160,000	156,800
Cengage Learning, Inc. 9.500% 6/15/24 (b)	185,000	125,800
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908% 7/23/25	525,000	522,039
Comcast Corp. 3.950% 10/15/25	555,000	561,570
CSC Holdings LLC 5.250% 6/01/24	170,000	155,762
Gray Escrow, Inc. 7.000% 5/15/27 (b)	265,000	257,890
Sirius XM Radio, Inc. 5.375% 7/15/26 (b)	160,000	149,600
VTR Finance BV 6.875% 1/15/24 (c)	200,000	200,000
6.875% 1/15/24 (b)	200,000	200,000

		2,490,461

Mining — 0.4%
Anglo American Capital PLC 4.500% 3/15/28 (b)	585,000	543,872
Fresnillo PLC 5.500% 11/13/23 (c) (e)	500,000	508,130
Nexa Resources SA 5.375% 5/04/27 (c)	200,000	193,500
Vedanta Resources PLC 6.125% 8/09/24 (c)	400,000	331,595

		1,577,097

Oil & Gas — 2.1%
Bharat Petroleum Corp. Ltd. 4.625% 10/25/22 (c)	200,000	201,248
BPRL International Singapore Pte Ltd. 4.375% 1/18/27 (c)	500,000	472,448

	Principal Amount	Value
Canacol Energy Ltd. 7.250% 5/03/25 (b)	$200,000	$184,002
7.250% 5/03/25 (c)	400,000	368,004
CNOOC Finance 2015 USA LLC 3.750% 5/02/23	570,000	569,627
Continental Resources, Inc. 4.375% 1/15/28	265,000	249,302
Delek & Avner Tamar Bond Ltd. 5.082% 12/30/23 (b)	100,000	99,855
5.412% 12/30/25 (b)	100,000	99,872
EP Energy LLC/Everest Acquisition Finance, Inc. 7.750% 5/15/26 (b)	160,000	141,600
EQT Corp. 3.900% 10/01/27	610,000	525,870
Geopark Ltd. 6.500% 9/21/24 (c)	400,000	370,000
Gran Tierra Energy International Holdings Ltd. 6.250% 2/15/25 (c)	400,000	371,500
Gulfport Energy Corp. 6.375% 5/15/25	250,000	221,250
Hilcorp Energy I LP / Hilcorp Finance Co. 6.250% 11/01/28 (b)	165,000	145,200
Indian Oil Corp. Ltd. 5.750% 8/01/23 (c)	600,000	631,866
Indigo Natural Resources LLC 6.875% 2/15/26 (b)	165,000	141,900
Marathon Petroleum Corp. 5.125% 12/15/26 (b)	530,000	542,885
Nabors Industries, Inc. 5.750% 2/01/25	200,000	151,414
ONGC Videsh Vankorneft Pte Ltd. 3.750% 7/27/26 (c)	850,000	789,109
Petrobras Global Finance BV 5.750% 2/01/29	500,000	462,500
7.250% 3/17/44	100,000	98,551
Petronas Capital Ltd. 3.500% 3/18/25 (c)	800,000	785,802
QEP Resources, Inc. 5.625% 3/01/26	165,000	136,950
Sinopec Group Overseas Development Ltd. 2.750% 9/29/26 (c)	500,000	454,224
Sunoco LP / Sunoco Finance Corp. 5.500% 2/15/26	165,000	156,337
Transocean Guardian Ltd. 5.875% 1/15/24 (b)	85,000	81,388
Transocean, Inc. 7.250% 11/01/25 (b)	210,000	183,225
YPF Sociedad Anonima 6.950% 7/21/27 (c)	350,000	285,250
8.500% 7/28/25 (c)	300,000	269,250

		9,190,429

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Oil & Gas Services — 0.0%
USA Compression Partners LP/USA Compression Finance Corp. 6.875% 4/01/26 (b)	$160,000	$153,600

Packaging & Containers — 0.3%
Crown Americas LLC/Crown Americas Capital Corp. VI 4.750% 2/01/26 (b) (e)	325,000	306,312
Flex Acquisition Co., Inc. 6.875% 1/15/25 (b)	210,000	186,900
Packaging Corp. of America 3.400% 12/15/27	290,000	271,964
WRKCo, Inc. 3.750% 3/15/25 (b)	530,000	520,060

		1,285,236

Pharmaceuticals — 0.8%
AbbVie, Inc. 4.700% 5/14/45	580,000	527,459
AstraZeneca PLC 2.375% 6/12/22	600,000	575,538
Bausch Health Cos., Inc. 7.000% 3/15/24 (b)	150,000	151,500
Cigna Corp. 3.326% FRN 7/15/23 (a) (b)	500,000	492,381
CVS Health Corp. 5.050% 3/25/48	520,000	505,757
Shire Acquisitions Investments Ireland DAC 2.875% 9/23/23	580,000	548,284
Teva Pharmaceutical Finance Netherlands III BV 2.800% 7/21/23	465,000	400,479
Valeant Pharmaceuticals International 9.250% 4/01/26 (b)	150,000	150,000

		3,351,398

Pipelines — 1.0%
Cheniere Energy Partners LP 5.250% 10/01/25	240,000	223,800
Enable Midstream Partners LP 4.400% 3/15/27	590,000	550,906
Energy Transfer Operating LP 4.200% 4/15/27	80,000	74,555
4.750% 1/15/26	470,000	456,680
EQM Midstream Partners LP 4.750% 7/15/23	660,000	658,581
Fermaca Enterprises S de RL de CV 6.375% 3/30/38 (b)	225,447	225,167
Kinder Morgan Energy Partners LP 6.950% 1/15/38	700,000	780,744
Sabine Pass Liquefaction LLC 5.000% 3/15/27	660,000	662,204

	Principal Amount	Value
Sunoco Logistics Partners Operations LP 3.900% 7/15/26	$750,000	$692,637

		4,325,274

Real Estate Investment Trusts (REITS) — 1.3%
Alexandria Real Estate Equities, Inc. 4.000% 1/15/24	420,000	424,830
American Tower Corp. 3.600% 1/15/28	570,000	532,572
4.400% 2/15/26	950,000	949,258
Boston Properties LP 4.125% 5/15/21	520,000	527,046
Crown Castle International Corp. 3.650% 9/01/27	575,000	533,048
3.700% 6/15/26	700,000	672,877
4.000% 3/01/27	225,000	219,142
Digital Realty Trust LP 3.700% 8/15/27	250,000	235,955
ESH Hospitality, Inc. 5.250% 5/01/25 (b)	240,000	223,200
GLP Capital LP/GLP Financing II, Inc. 5.300% 1/15/29	215,000	210,276
5.750% 6/01/28	325,000	328,250
MPT Operating Partnership LP/MPT Finance Corp. 5.250% 8/01/26	320,000	301,600
Welltower, Inc. 3.950% 9/01/23	560,000	561,395

		5,719,449

Retail — 0.4%
1011778 BC ULC/New Red Finance, Inc. 5.000% 10/15/25 (b)	335,000	308,200
Beacon Roofing Supply, Inc. 4.875% 11/01/25 (b)	270,000	237,262
Dollar Tree, Inc. 4.000% 5/15/25	555,000	533,551
Golden Nugget, Inc. 6.750% 10/15/24 (b)	200,000	188,500
McDonald’s Corp. 4.450% 3/01/47	235,000	224,684
PetSmart, Inc. 5.875% 6/01/25 (b)	40,000	28,900
7.125% 3/15/23 (b)	185,000	107,763

		1,628,860

Semiconductors — 0.3%
Marvell Technology Group Ltd. 4.200% 6/22/23	560,000	558,379
Microchip Technology, Inc. 4.333% 6/01/23 (b)	565,000	551,109

		1,109,488

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Software — 0.3%
Fidelity National Information Services, Inc. 3.625% 10/15/20	$415,000	$416,887
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho 10.000% 11/30/24 (b)	220,000	230,450
Informatica LLC 7.125% 7/15/23 (b)	230,000	223,995
Oracle Corp. 4.125% 5/15/45	285,000	269,669
Solera LLC/ Solera Finance, Inc. 10.500% 3/01/24 (b)	70,000	74,550
Sophia LP/Sophia Finance, Inc. 9.000% 9/30/23 (b)	310,000	310,000

		1,525,551

Telecommunications — 1.4%
AT&T, Inc. 5.250% 3/01/37	750,000	736,671
Axiata SPV2 Bhd 3.466% 11/19/20 (c)	300,000	299,475
Bharti Airtel International Netherlands BV 5.125% 3/11/23 (c)	400,000	393,195
Bharti Airtel Ltd. 4.375% 6/10/25 (c)	500,000	454,863
C&W Senior Financing DAC 6.875% 9/15/27 (c)	800,000	734,000
Colombia Telecomunicacio SA 8.500% 12/29/49 (c)	200,000	205,502
Comunicaciones Celulares SA Via Comcel Trust 6.875% 2/06/24 (c)	200,000	203,648
Digicel Group Ltd. 7.125% 4/01/22 (c)	500,000	232,500
Empresa Nacional de Telecomunicaciones SA 4.750% 8/01/26 (c)	200,000	187,859
GTT Communications, Inc. 7.875% 12/31/24 (b)	255,000	220,575
Level 3 Financing, Inc. 5.375% 1/15/24	330,000	314,325
Millicom International Cellular SA 5.125% 1/15/28 (c)	200,000	178,000
6.625% 10/15/26 (b)	200,000	202,520
Sprint Capital Corp. 6.875% 11/15/28	80,000	75,600
Sprint Corp. 7.125% 6/15/24	165,000	163,406
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738% 3/20/25 (b)	565,000	554,406

	Principal Amount	Value
Telesat Canada/Telesat LLC 8.875% 11/15/24 (b)	$185,000	$192,400
Verizon Communications, Inc. 4.400% 11/01/34	565,000	544,542

		5,893,487

Toys, Games & Hobbies — 0.1%
Hasbro, Inc. 3.500% 9/15/27	610,000	565,605

Transportation — 0.4%
CSX Corp. 3.800% 11/01/46	600,000	528,467
Empresa de Transporte de Pasajeros Metro SA 5.000% 1/25/47 (b)	750,000	733,132
FedEx Corp. 4.750% 11/15/45	545,000	513,846

		1,775,445

Trucking & Leasing — 0.1%
Avolon Holdings Funding Ltd. 5.125% 10/01/23 (b)	315,000	300,825
Penske Truck Leasing Co. LP/PTL Finance Corp. 4.200% 4/01/27 (b)	275,000	268,932

		569,757

TOTAL CORPORATE DEBT (Cost $110,212,769)		105,432,434

MUNICIPAL OBLIGATIONS — 0.1%
Missouri Highway & Transportation Commission 5.063% 5/01/24	135,000	147,270
State of California BAB 7.550% 4/01/39	190,000	272,184

		419,454

TOTAL MUNICIPAL OBLIGATIONS (Cost $428,519)		419,454

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 26.1%
Automobile ABS — 0.1%
GLS Auto Receivables Trust, Series 2018-2A, Class B 3.710% 3/15/23 (b)	500,000	501,490

Commercial MBS — 7.8%
BBCMS Mortgage Trust, Series 2017-C1, Class XA, 1.513% VRN 2/15/50 (a)	4,553,938	410,027
BHMS, Series 2018-ATLS, Class C, 4.355% FRN 7/15/35 (a) (b)	552,000	546,606

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CD Mortgage Trust, Series 2017-CD4, Class XA, 1.320% VRN 5/10/50 (a)	$5,778,929	$447,436
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class XA, 1.053% VRN 1/10/48 (a)	5,728,556	335,570
CHT Mortgage Trust Series 2017-CSMO, Class E, 5.455% FRN 11/15/36 (a) (b)	378,000	371,839
Series 2017-CSMO, Class F, 6.196% FRN 11/15/36 (a) (b)	754,000	739,412
Citigroup Commercial Mortgage Trust Series 2015-GC35, Class XA, 0.873% VRN 11/10/48 (a)	5,266,135	207,391
Series 2016-P4, Class XA, 1.995% VRN 7/10/49 (a)	2,876,845	304,193
Series 2016-GC36, Class D, 2.850% 2/10/49 (b)	519,000	406,334
Series 2016-P4, Class A4, 2.902% 7/10/49	547,000	518,711
Series 2016-P6, Class A5, 3.720% VRN 12/10/49 (a)	435,000	435,006
Series 2015-GC31, Class C, 4.059% VRN 6/10/48 (a)	700,000	667,388
Series 2015-GC35, Class C, 4.499% VRN 11/10/48 (a)	413,000	402,612
CLNS Trust Series 2017-IKPR, Class D, 1 mo. LIBOR + 2.050% 4.450% FRN 6/11/32 (b)	190,000	188,136
Series 2017-IKPR, Class E, 1 mo. LIBOR + 3.500% 5.900% FRN 6/11/32 (b)	190,000	187,815
Series 2017-IKPR, Class F, 1 mo. LIBOR + 4.500% 6.900% FRN 6/11/32 (b)	190,000	187,563
COMM Mortgage Trust Series 2016-DC2, Class XA, 1.038% VRN 2/10/49 (a)	973,480	53,341
Series 2016-GCT, Class E, 3.461% VRN 8/10/29 (a) (b)	210,000	202,637
Series 2015-CR22, Class D, 4.121% VRN 3/10/48 (a) (b)	650,000	587,395
Series 2012-CR4, Class D (Acquired 2/7/2017, Cost $ 697,492), 4.573% VRN 10/15/45 (a) (b) (f) (g)	738,000	370,651
Series 2015-LC23, Class C, 4.645% VRN 10/10/48 (a)	470,000	463,265
Commercial Mortgage Trust, Series 2016-CR28, Class C, 4.647% VRN 2/10/49 (a)	517,000	506,295
CSAIL Commercial Mortgage Trust Series 2015-C1, Class XA, 0.916% VRN 4/15/50 (a)	9,073,948	361,171

	Principal Amount	Value
Series 2017-C8, Class XA, 1.251% VRN 6/15/50 (a)	$6,671,582	$450,417
Series 2015-C4, Class C, 4.581% VRN 11/15/48 (a)	427,000	418,925
Series 2018-C14, Class C, 4.894% VRN 11/15/51 (a)	405,000	396,990
CSMC Trust Series 2017-LSTK, Class C, 3.229% 4/05/33 (b)	257,000	253,012
Series 2017-LSTK, Class D, 3.331% VRN 4/05/33 (a) (b)	306,000	299,548
Series 2017-CHOP, Class D, 1 mo. LIBOR + 1.900% 4.355% FRN 7/15/32 (b)	285,000	282,106
Series 2017-CHOP, Class E, 1 mo. LIBOR + 3.300% 5.755% FRN 7/15/32 (b)	285,000	281,176
DBGS Mortgage Trust Series 2018-5BP, Class D, 3.805% FRN 6/15/33 (a) (b)	550,000	532,426
Series 2018-5BP, Class F, 4.905% FRN 6/15/33 (a) (b)	550,000	530,192
Great Wolf Trust Series 2017-WOLF, Class D, 4.705% FRN 9/15/34 (a) (b)	286,000	279,807
Series 2017-WOLF, Class E, 5.705% FRN 9/15/34 (a) (b)	443,000	436,205
Series 2017-WOLF, Class F, 6.675% FRN 9/15/34 (a) (b)	236,000	232,528
GS Mortgage Securities Corp. II, Series 2013-GC10, Class XA, 1.518% VRN 2/10/46 (a)	4,965,339	251,791
GS Mortgage Securities Corp. Trust, Series 2018-3PCK, Class A, 3.905% FRN 9/15/21 (a) (b)	551,000	547,920
GS Mortgage Securities Trust Series 2015-GS1, Class XA, 0.806% VRN 11/10/48 (a)	8,054,827	362,180
Series 2014-GC20, Class XA, 1.065% VRN 4/10/47 (a)	5,357,785	211,232
Series 2017-GS7, Class XA, 1.136% VRN 8/10/50 (a)	6,694,177	486,940
Series 2014-GC26, Class D, 4.510% VRN 11/10/47 (a) (b)	1,450,000	1,219,161
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2018-LAQ, Class C, 4.055% FRN 6/15/32 (a) (b)	551,000	545,533
Series 2018-LAQ, Class D, 4.555% FRN 6/15/32 (a) (b)	551,000	541,001
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-JP1, Class XA, 1.121% VRN 1/15/49 (a)	5,315,104	236,430

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2016-JP2, Class B, 3.460% 8/15/49	$174,000	$165,361
Series 2017-MAUI, Class C, 1 mo. LIBOR + 1.250% 3.637% FRN 7/15/34 (b)	145,000	143,792
Series 2016-JP2, Class C, 3.792% VRN 8/15/49 (a)	134,000	125,500
Series 2017-MAUI, Class D, 1 mo. LIBOR + 1.950% 4.337% FRN 7/15/34 (b)	136,000	134,547
Series 2017-MAUI, Class E, 1 mo. LIBOR + 2.950% 5.337% FRN 7/15/34 (b)	121,000	119,444
Series 2007-LDPX, Class AM, 5.464% VRN 1/15/49 (a)	68,372	67,972
Series 2017-MAUI, Class F, 1 mo. LIBOR + 3.750% 6.137% FRN 7/15/34 (b)	170,000	168,644
JPMBB Commercial Mortgage Securities Trust Series 2015-C30, Class XA, 0.608% VRN 7/15/48 (a)	10,295,151	285,296
Series 2015-C29, Class XA, 0.805% VRN 5/15/48 (a)	11,226,111	326,665
Series 2014-C25, Class XA, 0.942% VRN 11/15/47 (a)	5,052,145	189,119
Series 2015-C28, Class XA, 1.117% VRN 10/15/48 (a)	8,415,634	353,674
Series 2015-C27, Class D, 3.843% VRN 2/15/48 (a) (b)	704,000	629,176
Series 2015-C29, Class C, 4.170% VRN 5/15/48 (a)	325,000	311,777
Series 2015-C33, Class C, 4.617% VRN 12/15/48 (a)	527,000	520,341
Series 2015-C32, Class C, 4.667% VRN 11/15/48 (a)	100,000	98,318
Series 2016-C1, Class C, 4.738% VRN 3/15/49 (a)	466,000	463,541
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C26, Class D, 3.060% 10/15/48 (b)	368,000	308,492
Series 2015-C27, Class D, 3.237% VRN 12/15/47 (a) (b)	504,000	417,889
Series 2016-C32, Class A4, 3.720% 12/15/49	454,000	457,126
Series 2014-C19, Class C, 4.000% 12/15/47	650,000	615,490
Series 2015-C23, Class C, 4.132% VRN 7/15/50 (a)	650,000	624,742
Series 2015-C27, Class C, 4.532% VRN 12/15/47 (a)	351,000	339,512
Series 2016-C29, Class C, 4.751% VRN 5/15/49 (a)	475,000	477,374

	Principal Amount	Value
Morgan Stanley Capital I Trust Series 2015-UBS8, Class XA, 0.916% VRN 12/15/48 (a)	$6,422,339	$321,338
Series 2016-UB11, Class XA, 1.643% VRN 8/15/49 (a)	1,557,685	130,619
MSCG Trust Series 2016-SNR, Class C, 5.205% 11/15/34 (b)	458,150	452,251
Series 2018-SELF, Class F, 5.505% FRN 10/15/37 (a) (b)	733,000	722,496
Natixis Commercial Mortgage Securities Trust Series 2018-FL1, Class A, 3.257% FRN 6/15/35 (a) (b)	368,000	366,654
Series 2018-FL1, Class C, 4.507% FRN 6/15/35 (a) (b)	368,000	365,537
PFP Ltd. Series 2017-3, Class AS, 1 mo. LIBOR + 1.300% 3.755% FRN 1/14/35 (b)	164,000	163,973
Series 2017-3, Class B, 1 mo. LIBOR + 1.750% 4.205% FRN 1/14/35 (b)	94,000	92,818
Series 2017-3, Class C, 1 mo. LIBOR + 2.500% 4.955% FRN 1/14/35 (b)	99,000	97,708
RAIT Trust, Series 2017-FL7, Class AS, 1 mo. LIBOR + 1.300% 3.755% FRN 6/15/37 (b)	141,000	140,977
SG Commercial Mortgage Securities Trust, Series 2016-C5, Class XA, 2.000% VRN 10/10/48 (a)	3,908,614	392,216
UBS Commercial Mortgage Trust Series 2018-C9, Class XA, 0.900% VRN 3/15/51 (a)	5,135,545	343,752
Series 2017-C6, Class C, 4.453% VRN 12/15/50 (a)	580,000	557,087
Wells Fargo Commercial Mortgage Trust Series 2015-NXS2, Class XA, 0.749% VRN 7/15/58 (a)	12,612,517	398,103
Series 2015-P2, Class XA, 1.007% VRN 12/15/48 (a)	5,428,457	258,279
Series 2015-C31, Class XA, 1.067% VRN 11/15/48 (a)	6,591,685	365,488
Series 2016-NXS6, Class XA, 1.642% VRN 11/15/49 (a)	2,364,745	196,204
Series 2015-P2, Class A4, 3.809% 12/15/48	392,000	397,579
Series 2014-LC16, Class D, 3.938% 8/15/50 (b)	560,000	451,595
Series 2015-LC22, Class C, 4.543% VRN 9/15/58 (a)	390,000	382,662
Series 2015-NXS4, Class C, 4.599% VRN 12/15/48 (a)	421,000	419,591

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2015-C31, Class C, 4.607% VRN 11/15/48 (a)	$468,000	$456,150
Series 2018-C46, Class C, 5.146% 8/15/51	270,000	267,909
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class XA, 1.071% VRN 8/15/47 (a)	12,166,297	508,805

		33,289,897

Home Equity ABS — 0.7%
GSAA Home Equity Trust, Series 2007-10, Class A2A 6.500% 11/25/37	4,475,150	3,117,550

Other ABS — 9.2%
AASET US Ltd., Series 2018-1A, Class A 3.844% 1/16/38 (b)	910,589	913,812
ALM VII R Ltd., Series 2013-7RA, Class CR, 3 mo. USD LIBOR + 4.040% 6.476% FRN 10/15/28 (b)	1,000,000	999,962
ALM XIX LLC Series 2016-19A, Class B, 3 mo. USD LIBOR + 3.000% 5.436% FRN 7/15/28 (b)	500,000	500,060
Series 2016-19A, Class C, 3 mo. USD LIBOR + 4.350% 6.786% FRN 7/15/28 (b)	500,000	499,990
Anchorage Capital CLO Ltd., Series 2014-5RA, Class A, 3 mo. USD LIBOR + .990% 3.426% FRN 1/15/30 (a) (b)	1,000,000	984,809
Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class B, 5.682% STEP 12/16/41 (b)	880,208	923,740
BlueMountain CLO Ltd. Series 2015-3A, Class CR, 5.069% FRN 4/20/31 (a) (b)	1,000,000	909,286
Series 2013-1A, Class CR, 3 mo. USD LIBOR + 4.150% 6.619% FRN 1/20/29 (b)	1,000,000	995,002
CAL Funding III Ltd., Series 2018-1A, Class A 3.960% 2/25/43 (b)	458,333	460,322
Castle Aircraft SecuritizationTrust, Series 2015-1A, Class A, 4.703% STEP 12/15/40 (b)	807,384	816,750
CLI Funding V LLC, Series 2014-2A, Class A 3.380% 10/18/29 (b)	393,234	390,380
Dryden 40 Senior Loan Fund, Series 2015-40A, Class DR, 5.716% FRN 8/15/31 (a) (b)	500,000	471,847

	Principal Amount	Value
Gilbert Park Clo Ltd., Series 2017-1A, Class D, 5.386% FRN 10/15/30 (a) (b)	$500,000	$470,636
Gilbert Park CLO Ltd., Series 2017-1A, Class E, 8.836% FRN 10/15/30 (a) (b)	1,000,000	948,623
Global SC Finance II SRL, Series 2014-1A, Class A1 3.190% 7/17/29 (b)	396,417	391,726
Global SC Finance IV Ltd., Series 2018-1A, Class A 4.290% 5/17/38 (b)	560,220	572,921
Grippen Park CLO Ltd., Series 2017-1A, Class D, 3 mo. USD LIBOR + 3.300% 5.769% FRN 1/20/30 (b)	1,000,000	965,815
Helios Issuer LLC, Series 2017-1A, Class A 4.940% 9/20/49 (b)	231,862	236,139
Hero Funding Trust, Series 2016-4A, Class A2 4.290% 9/20/47 (b)	325,178	339,438
Highbridge Loan Management Ltd., Series 13A-18, Class D, 5.436% FRN 10/15/30 (a) (b)	500,000	461,186
Invitation Homes Trust Series 2018-SFR1, Class C, 3.705% FRN 3/17/37 (a) (b)	1,145,000	1,138,599
Series 2018-SFR1, Class D, 3.905% FRN 3/17/37 (a) (b)	750,000	747,910
LCM XVIII LP, Series 19A, Class D, 3 mo. USD LIBOR + 3.450% 5.886% FRN 7/15/27 (b)	1,000,000	981,410
Madison Park Funding XIV Ltd., Series 2014-14A, Class DRR, 5.419% FRN 10/22/30 (a) (b)	500,000	466,242
Madison Park Funding XV Ltd., Series 2014-15A, Class DR, 3 mo. USD LIBOR + 5.440% 7.949% FRN 1/27/26 (b)	1,000,000	969,275
Merrill Lynch Mortgage Investors Trust, Series 2006-OPT1, Class A2C, 1 mo. USD LIBOR + .150% 2.656% FRN 8/25/37	2,533,149	2,364,869
Mosaic Solar Loans LLC Series 2018-2GS, Class A, 4.200% 2/22/44 (b)	916,769	915,485
Series 2017-1A, Class A, 4.450% 6/20/42 (b)	571,276	575,510
Oak Hill Credit Partners Ltd., Series 2018-1A, Class D, 5.689% FRN 10/20/30 (a) (b)	500,000	470,170

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Octagon Investment Partners Ltd. Series 2017-1A, Class C, 3 mo. USD LIBOR + 3.500% 5.969% FRN 3/17/30 (b)	$1,000,000	$959,728
Series 2017-1A, Class D, 3 mo. USD LIBOR + 6.200% 8.669% FRN 3/17/30 (b)	500,000	462,561
Octagon Investment Partners XIV Ltd., Series 2012-1A, Class CR, 3 mo. USD LIBOR + 4.000% 6.436% FRN 7/15/29 (b)	1,000,000	990,344
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class ERR, 3 mo. USD LIBOR + 5.450% 7.919% FRN 1/22/30 (b)	1,000,000	878,476
OneMain Financial Issuance Trust, Series 2015-1A, Class A 3.190% 3/18/26 (b)	583,155	582,743
Springleaf Funding Trust, Series 2015-AA, Class A 3.160% 11/15/24 (b)	753,752	752,913
Sprite Ltd., Series 2017-1, Class A 4.250% 12/15/37 (b)	461,111	457,681
Symphony CLO XVI Ltd., Series 2015-16A, Class DR, 5.400% FRN 10/15/31 (a) (b)	500,000	469,800
TAL Advantage V LLC Series 2013-1A, Class A, 2.830% 2/22/38 (b)	208,333	204,629
Series 2014-1A, Class A, 3.510% 2/22/39 (b)	355,467	353,256
TCI-Cent CLO Income Note Issuer Ltd., Series 2017-1A, Class C, 3 mo. USD LIBOR + 3.650% 6.140% FRN 7/25/30 (b)	500,000	484,058
TCI-Cent CLO Ltd., Series 2016-1A, Class C, 3 mo. USD LIBOR + 4.000% 6.509% FRN 12/21/29 (b)	1,000,000	990,797
Thacher Park CLO Ltd., Series 2014-1A, Class D1R, 3 mo. USD LIBOR + 3.400% 5.869% FRN 10/20/26 (b)	1,000,000	991,669
THL Credit Wind River CLO Ltd. Series 2017-1A, Class D, 3 mo. USD LIBOR + 3.750% 6.195% FRN 4/18/29 (b)	1,000,000	980,358
Series 2012-1A, Class DR, 3 mo. USD LIBOR + 4.100% 6.536% FRN 1/15/26 (b)	1,000,000	995,546
Thunderbolt II Aircraft Lease Ltd., Series 2018-A, Class A, 4.147% STEP 9/15/38 (b)	491,071	495,441
Towd Point Mortgage Trust, Series 2015-2, Class 1A13, 2.500% VRN 11/25/60 (a) (b)	2,560,974	2,498,629

	Principal Amount	Value
Trip Rail Master Funding LLC, Series 2017-1A, Class A1 2.709% 8/15/47 (b)	$375,411	$372,265
Triton Container Finance V LLC, Series 2018-1A, Class A 3.950% 3/20/43 (b)	462,500	465,741
Vantage Data Centers Issuer LLC, Series 2018-1A, Class A2 (Acquired 2/9/2018, Cost $750,000)) 4.072% 2/16/43 (b) (f) (g)	743,750	745,238
Venture VII CDO Ltd., Series 2006-7A, Class A1A, 3 mo. USD LIBOR + .230% 2.699% FRN 1/20/22 (b)	715,390	714,857
Westcott Park Clo Ltd., Series 2016-1A, Class D, 3 mo. USD LIBOR + 4.350% 6.819% FRN 7/20/28 (b)	500,000	500,278
Willis Engine Structured Trust IV, Series 2018-A, Class A, 4.750% STEP 9/15/43 (b)	889,852	912,965

		39,141,887

Student Loans ABS — 0.3%
College Ave Student Loans LLC, Series 2018-A, Class A1, 3.706% FRN 12/26/47 (a) (b)	486,532	482,702
SoFi Professional Loan Program LLC Series 2017-D, Class BFX, 3.610% 9/25/40 (b)	350,000	340,128
Series 2018-B, Class BFX, 3.830% 8/25/47 (b)	500,000	499,574

		1,322,404

WL Collateral CMO — 7.5%
CIM Trust, Series 2017-6, Class A1, 3.015% VRN 6/25/57 (a) (b)	2,380,922	2,308,066
Citigroup Mortgage Loan Trust, Series 2007-AR5, Class 1A2A, 4.191% VRN 4/25/37 (a)	2,168,062	2,055,883
CitiMortgage Alternative Loan Trust, Series 2006-A1, Class 1A5 5.500% 4/25/36	2,935,285	2,786,329
Countrywide Alternative Loan Trust Series 2006-13T1, Class A11, 6.000% 5/25/36	2,510,253	1,914,866
Series 2006-36T2, Class 2A1, 6.250% 12/25/36	4,181,611	2,828,063
Countrywide Home Loans Mortgage Pass-Through Trust Series 2007-HYB2, Class 3A1, 3.791% VRN 2/25/47 (a)	1,770,559	1,538,976

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2007-14, Class A6, 6.000% 9/25/37	$1,848,346	$1,553,065
HarborView Mortgage Loan Trust, Series 2006-11, Class A1A, 1 mo. USD LIBOR + .170% 2.640% FRN 12/19/36	1,446,982	1,276,771
IndyMac INDX Mortgage Loan Trust, Series 2007-AR5, Class 2A1, 3.595% VRN 5/25/37 (a)	2,981,479	2,697,248
Lehman XS Trust, Series 2007-12N, Class 1A3A, 1 mo. LIBOR + .200% 2.706% FRN 7/25/47	3,652,503	3,381,711
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 2A1, 3.683% VRN 7/25/35 (a)	640,809	559,858
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AR1, Class 2A1, 4.304% VRN 2/25/36 (a)	2,935,387	2,606,203
RBSSP Resecuritization Trust, Series 2009-5, Class 2A3, 6.500% VRN 10/26/37 (a) (b)	1,162,116	924,361
RFMSI Trust, Series 2007-S4, Class A5, 1 mo. USD LIBOR + .600% 6.000% FRN 4/25/37	483,751	442,495
Seasoned Credit Risk Transfer Trust, Series 2018-2, Class HV, 3.000% VRN 11/25/57 (a)	2,947,105	2,771,882
Structured Adjustable Rate Mortgage Loan Trust, Series 2008-1, Class A2, 4.158% VRN 10/25/37 (a)	1,469,448	1,338,104
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-4, Class 3A5, 6.350% STEP 5/25/36	1,310,867	1,053,591

		32,037,472

WL Collateral PAC — 0.5%
Countrywide Alternative Loan Trust, Series 2006-19CB, Class A15 6.000% 8/25/36	2,267,827	1,920,553

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $116,534,796)		111,331,253

SOVEREIGN DEBT OBLIGATIONS — 1.3%
Argentine Republic Government International Bond 5.875% 1/11/28	200,000	143,750
6.625% 7/06/28	150,000	110,550
6.875% 1/26/27	550,000	419,375

	Principal Amount	Value
Fondo MIVIVIENDA SA 3.500% 1/31/23 (b)	$150,000	$144,227
3.500% 1/31/23 (c)	200,000	192,302
Israel Government International Bond 2.875% 3/16/26	400,000	384,448
Malaysia Sovereign Sukuk Bhd 3.043% 4/22/25 (c)	500,000	488,055
Mexico Government International Bond 3.750% 1/11/28	735,000	687,967
4.150% 3/28/27	643,000	621,723
Panama Government International Bond 4.000% 9/22/24	200,000	201,702
Perusahaan Penerbit SBSN Indonesia III 4.150% 3/29/27 (b)	400,000	384,400
4.150% 3/29/27 (c)	200,000	192,200
Philippine Government International Bond 4.200% 1/21/24	900,000	925,025
Provincia de Buenos Aires 7.875% 6/15/27 (c)	700,000	504,007

		4,895,724

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $5,961,268)		5,399,731

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 15.5%
Collateralized Mortgage Obligations — 9.4%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K722, Class X1, 1.307% VRN 3/25/23 (a)	6,539,008	287,520
Series K053, Class A2, 2.995% 12/25/25	463,000	458,926
Series K050, Class A2, 3.334% VRN 8/25/25 (a)	350,000	354,513
Federal Home Loan Mortgage Corp. REMICS Series 4093, Class PA, 3.000% 8/15/42	4,802,918	4,707,711
Series 4481, Class B, 3.000% 12/15/42	6,575,192	6,512,816
Series 4483, Class CA, 3.000% 6/15/44	6,045,524	5,985,452
Series 4750, Class PA, 3.000% 7/15/46	2,830,329	2,800,202
Federal Home Loan Mortgage Corp. STRIPS Series 355, Class 300, 3.000% 8/15/47	3,371,006	3,300,752

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 358, Class 300, 3.000% 10/15/47	$2,971,648	$2,908,274
Federal National Mortgage Association ACES Series 2016-M3, Class A2 2.702% 2/25/26	465,000	450,055
Federal National Mortgage Association REMICS Series 2018-21, Class PO, 0.010% 4/25/48	3,792,503	3,004,159
Series 2015-9, Class HA, 3.000% 1/25/45	862,644	859,013
Government National Mortgage Association Series 2015-74, Class LZ, 3.500% 5/20/45	3,246,371	3,179,461
Series 2015-92, Class CZ, 3.500% 6/20/45	5,165,468	5,068,642

		39,877,496

Pass-Through Securities — 6.1%
Federal Home Loan Mortgage Corp. Pool #G08520 2.500% 1/01/43	1,268,526	1,206,190
Pool #G08658 3.000% 8/01/45	3,645,353	3,567,034
Pool #G08632 3.500% 3/01/45	2,762,177	2,769,407
Pool #G61645 4.000% 10/01/48	2,862,606	2,918,852
Federal National Mortgage Association Pool #AL9238 3.000% 10/01/41	4,023,643	3,942,070
Pool #MA2248 3.000% 4/01/45	2,527,006	2,467,088
Pool #MA2711 3.000% 8/01/46	5,665,172	5,529,075
Pool #AS7661 3.000% 8/01/46	1,638,867	1,599,496
Pool #AX2501 4.000% 10/01/44	2,142,254	2,195,392

		26,194,604

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $66,917,779)		66,072,100

U.S. TREASURY OBLIGATIONS — 26.8%
U.S. Treasury Bonds & Notes — 26.8%
U.S. Treasury Bond 2.750% 11/15/42	455,000	434,916
2.750% 8/15/47	2,500,000	2,367,774
2.750% 11/15/47	3,190,000	3,019,368
3.000% 8/15/48	1,870,000	1,861,429
3.125% 2/15/43	3,970,000	4,049,090
3.625% 8/15/43	4,080,000	4,515,200
3.750% 11/15/43	4,130,000	4,663,458
U.S. Treasury Note 1.125% 1/31/19	395,000	394,540
1.125% 2/28/21	5,710,000	5,545,986
1.375% 2/15/20	5,050,000	4,980,234

	Principal Amount	Value
1.625% 11/30/20	$3,230,000	$3,176,713
1.750% 10/31/20	5,060,000	4,990,590
1.875% 1/31/22	695,000	682,602
1.875% 8/31/24	5,700,000	5,502,355
2.000% 9/30/20	4,430,000	4,390,718
2.000% 5/31/21	5,530,000	5,468,579
2.125% 8/31/20	5,170,000	5,135,230
2.125% 9/30/24	5,710,000	5,580,261
2.250% 10/31/24	6,480,000	6,372,507
2.250% 8/15/27	6,125,000	5,927,772
2.250% 11/15/27	5,310,000	5,129,336
2.500% 3/31/23	5,530,000	5,530,864
2.625% 2/28/23	4,640,000	4,663,925
2.750% 8/15/21	5,360,000	5,396,013
2.750% 9/15/21	5,420,000	5,457,263
2.750% 4/30/23	5,420,000	5,476,176
3.000% 9/30/25	3,670,000	3,764,187

		114,477,086

TOTAL U.S. TREASURY OBLIGATIONS (Cost $113,962,750)		114,477,086

TOTAL BONDS & NOTES (Cost $414,017,881)		403,132,058

	Number of Shares
MUTUAL FUNDS — 3.7%
Diversified Financial Services — 3.7%
DoubleLine Floating Rate Fund	1,605,088	15,200,181
State Street Navigator Securities Lending Prime Portfolio (h)	487,358	487,358

		15,687,539

TOTAL MUTUAL FUNDS (Cost $16,642,295)		15,687,539

TOTAL LONG-TERM INVESTMENTS (Cost $430,660,176)		418,819,597

	Principal Amount
SHORT-TERM INVESTMENTS — 0.7%
Repurchase Agreement — 0.4%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/18, 1.250%, due 1/02/19 (i)	$1,834,838	1,834,838

U.S. Treasury Bill — 0.3%
U.S. Treasury Bill 0.000% 3/07/19	210,000	209,111
0.000% 3/07/19	1,110,000	1,105,301

		1,314,412

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund – Portfolio of Investments (Continued)

Value

TOTAL SHORT-TERM INVESTMENTS (Cost $3,149,330)	$3,149,250

TOTAL INVESTMENTS — 98.9% (Cost $433,809,506) (j)	421,968,847

Other Assets/(Liabilities) — 1.1%	4,647,510

NET ASSETS — 100.0%	$426,616,357

Abbreviation Legend

ABS	Asset-Backed Security
BAB	Build America Bonds
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at December 31, 2018.

(b)

Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, these securities amounted to a value of $83,976,853 or 19.68% of net assets.

(c)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2018, these securities amounted to a value of $25,933,499 or 6.08% of net assets.

(d)	Security is perpetual and has no stated maturity date.
(e)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2018, was $477,288 or 0.11% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(f)	Investment was valued using significant unobservable inputs.
(g)

Restricted security. Certain securities are restricted as to resale. At December 31, 2018, these securities amounted to a value of $1,115,889 or 0.26% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.

(h)	Represents investment of security lending collateral. (Note 2).
(i)

Maturity value of $1,834,965. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 1/15/27, and an aggregate market value, including accrued interest, of $1,873,767.

(j)	See Note 6 for aggregate cost for federal tax purposes.

Currency Legend

USD	U.S. Dollar

Country weightings, as a percentage of net assets, is as follows:

United States	81.3%
Cayman Islands	6.0%
Mexico	1.1%
United Kingdom	1.0%
Netherlands	0.7%
Singapore	0.7%
Malaysia	0.6%
Canada	0.6%
Argentina	0.6%
Chile	0.5%
Bermuda	0.5%
Australia	0.5%
Philippines	0.4%
Ireland	0.4%
India	0.4%
Luxembourg	0.3%
Japan	0.3%
Brazil	0.3%
Panama	0.3%
France	0.3%
Colombia	0.3%
Austria	0.2%
Israel	0.2%
Spain	0.1%
Indonesia	0.1%
British Virgin Islands	0.1%
Switzerland	0.1%
Barbados	0.1%
Peru	0.1%
Liberia	0.1%
Dominican Republic	0.0%
Mauritius	0.0%

Total Long-Term Investments	98.2%
Short-Term Investments and Other Assets and Liabilities	1.8%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund – Portfolio of Investments

December 31, 2018

	Number of Shares	Value
EQUITIES — 86.9%

COMMON STOCK — 86.9%
Basic Materials — 0.7%
Chemicals — 0.2%
Eastman Chemical Co.	300	$21,933
Linde PLC	200	31,208

		53,141

Iron & Steel — 0.5%
Reliance Steel & Aluminum Co.	2,100	149,457

		202,598

Communications — 10.6%
Internet — 6.1%
Alphabet, Inc. Class A (a)	990	1,034,510
Alphabet, Inc. Class C (a)	50	51,780
Amazon.com, Inc. (a)	447	671,381

		1,757,671

Media — 0.8%
News Corp. Class A	2,400	27,240
Viacom, Inc. Class B	8,000	205,600

		232,840

Telecommunications — 3.7%
Cisco Systems, Inc.	6,000	259,980
Verizon Communications, Inc.	13,900	781,458

		1,041,438

		3,031,949

Consumer, Cyclical — 6.8%
Airlines — 0.6%
Delta Air Lines, Inc.	3,700	184,630

Apparel — 0.4%
Columbia Sportswear Co.	1,200	100,908

Auto Manufacturers — 0.8%
General Motors Co.	6,800	227,460

Auto Parts & Equipment — 1.5%
Allison Transmission Holdings, Inc.	4,200	184,422
Magna International, Inc.	5,300	240,885

		425,307

Distribution & Wholesale — 0.5%
HD Supply Holdings, Inc. (a)	3,900	146,328

Home Builders — 0.7%
Toll Brothers, Inc.	6,000	197,580

Retail — 2.3%
Dollar General Corp.	970	104,838
Foot Locker, Inc.	2,600	138,320
Genuine Parts Co.	1,470	141,149
Ulta Salon Cosmetics & Fragrance, Inc. (a)	320	78,349

	Number of Shares	Value
Yum! Brands, Inc.	2,200	$202,224

		664,880

		1,947,093

Consumer, Non-cyclical — 32.8%
Agriculture — 0.7%
Archer-Daniels-Midland Co.	5,100	208,947

Biotechnology — 8.7%
Amgen, Inc.	6,650	1,294,555
Biogen, Inc. (a)	680	204,626
Celgene Corp. (a)	3,940	252,515
Gilead Sciences, Inc.	7,600	475,380
United Therapeutics Corp. (a)	2,450	266,805

		2,493,881

Commercial Services — 2.0%
Grand Canyon Education, Inc. (a)	1,060	101,908
ManpowerGroup, Inc.	4,900	317,520
Quanta Services, Inc.	5,400	162,540

		581,968

Foods — 5.3%
Hormel Foods Corp.	3,200	136,576
US Foods Holding Corp. (a)	43,700	1,382,668

		1,519,244

Health Care – Products — 0.6%
Patterson Cos., Inc.	9,100	178,906

Health Care – Services — 3.6%
HCA Healthcare, Inc.	7,440	925,908
Universal Health Services, Inc. Class B	940	109,566

		1,035,474

Pharmaceuticals — 11.9%
Cigna Corp.	243	46,227
CVS Health Corp.	1,449	94,938
Herbalife Nutrition Ltd. (a)	13,200	778,140
Horizon Pharma PLC (a)	16,700	326,318
Johnson & Johnson	2,610	336,821
Merck & Co., Inc.	4,900	374,409
Pfizer, Inc.	26,800	1,169,820
Teva Pharmaceutical Industries Ltd. Sponsored ADR	18,300	282,186

		3,408,859

		9,427,279

Energy — 4.9%
Oil & Gas — 4.9%
Apache Corp.	400	10,500
Chevron Corp.	3,320	361,183
Devon Energy Corp.	16,000	360,640
Exxon Mobil Corp.	300	20,457

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Marathon Petroleum Corp.	7,317	$431,776
Occidental Petroleum Corp.	2,700	165,726
Rowan Cos. PLC Class A (a)	7,000	58,730

		1,409,012

Financial — 14.6%
Banks — 3.1%
JP Morgan Chase & Co.	7,200	702,864
State Street Corp.	3,100	195,517

		898,381

Diversified Financial Services — 6.4%
Mastercard, Inc. Class A	6,260	1,180,949
Visa, Inc. Class A	4,860	641,228

		1,822,177

Insurance — 4.7%
Aflac, Inc.	3,600	164,016
Berkshire Hathaway, Inc. Class B (a)	4,770	973,939
The Progressive Corp.	2,500	150,825
Torchmark Corp.	700	52,171

		1,340,951

Real Estate Investment Trusts (REITS) — 0.4%
EPR Properties	1,900	121,657

		4,183,166

Industrial — 6.4%
Aerospace & Defense — 2.3%
Lockheed Martin Corp.	1,830	479,167
Spirit AeroSystems Holdings, Inc. Class A	2,500	180,225

		659,392

Electronics — 0.4%
Gentex Corp.	4,600	92,966
KEMET Corp.	2,300	40,342

		133,308

Machinery – Diversified — 0.9%
AGCO Corp.	4,400	244,948
GrafTech International Ltd.	900	10,296

		255,244

Miscellaneous – Manufacturing — 1.1%
3M Co.	400	76,216
Eaton Corp. PLC	3,400	233,444

		309,660

Transportation — 1.4%
Norfolk Southern Corp.	2,500	373,850
Union Pacific Corp.	200	27,646

		401,496

Trucking & Leasing — 0.3%
AerCap Holdings NV (a)	2,000	79,200

		1,838,300

	Number of Shares	Value
Technology — 9.5%
Computers — 1.6%
Apple, Inc.	720	$113,573
Check Point Software Technologies Ltd. (a)	1,400	143,710
Seagate Technology PLC	5,100	196,809

		454,092

Semiconductors — 1.6%
ASML Holding NV	810	126,052
Broadcom, Inc.	500	127,140
Micron Technology, Inc. (a)	6,800	215,764

		468,956

Software — 6.3%
Intuit, Inc.	1,360	267,716
Microsoft Corp.	6,680	678,488
Workday, Inc. Class A (a)	5,440	868,659

		1,814,863

		2,737,911

Utilities — 0.6%
Gas — 0.6%
Atmos Energy Corp.	1,800	166,896

TOTAL COMMON STOCK (Cost $24,611,809)		24,944,204

TOTAL EQUITIES (Cost $24,611,809)		24,944,204

TOTAL LONG-TERM INVESTMENTS (Cost $24,611,809)		24,944,204

	Principal Amount
SHORT-TERM INVESTMENTS — 13.1%
Repurchase Agreement — 13.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/18, 1.250%, due 1/02/19 (b)	$3,778,231	3,778,231

TOTAL SHORT-TERM INVESTMENTS (Cost $3,778,231)		3,778,231

TOTAL INVESTMENTS — 100.0% (Cost $28,390,040) (c)		28,722,435

Other Assets/(Liabilities) — (0.0)%		(12,366)

NET ASSETS — 100.0%		$28,710,069

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund – Portfolio of Investments (Continued)

Abbreviation Legend

ADR	American Depositary Receipt

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $3,778,493. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 1/15/27, and an aggregate market value, including accrued interest, of $3,856,879.

(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments

December 31, 2018

	Number of Shares	Value
EQUITIES — 0.6%

COMMON STOCK — 0.5%
Energy — 0.5%
Oil & Gas — 0.5%
Fieldwood Energy LLC Restricted Common Equity (a)	3,193	$114,948
Fieldwood Energy LLC Common Equity (a)	13,011	468,396

		583,344

TOTAL COMMON STOCK (Cost $392,368)		583,344

PREFERRED STOCK — 0.1%
Consumer, Non-cyclical — 0.1%
Agriculture — 0.1%
Pinnacle Agriculture Holdings LLC (a)	1,144,535	114,453

TOTAL PREFERRED STOCK (Cost $733,962)		114,453

TOTAL EQUITIES (Cost $1,126,330)		697,797

	Principal Amount
BONDS & NOTES — 95.9%

BANK LOANS — 4.1%
Advertising — 0.7%
Getty Images, Inc., Term Loan B, 1 mo. LIBOR + 3.500% 6.022% VRN 10/18/19	$906,053	878,872

Electronics — 0.8%
Vertafore, Inc., 2018 1st Lien Term Loan, 3.250% 7/02/25	950,000	900,419

Oil & Gas — 0.8%
Fieldwood Energy LLC Exit 1st Lien Term Loan, 1 mo. LIBOR + 5.250% 7.772% VRN 4/11/22	674,554	628,604
Exit 2nd Lien Term Loan, 1 mo. LIBOR + 7.250% 9.772% VRN 4/11/23	387,384	336,636

		965,240

Retail — 0.8%
Michaels Stores, Inc., 2018 Term Loan B, 1 mo. LIBOR + 2.500% 5.008% VRN 1/30/23	950,000	906,062

	Principal Amount	Value
Telecommunications — 1.0%
CenturyLink, Inc., 2017 Term Loan B, 1 mo. LIBOR + 2.750% 5.272% VRN 1/31/25	$1,343,467	$1,250,768

TOTAL BANK LOANS (Cost $4,826,161)		4,901,361

CORPORATE DEBT — 91.8%
Aerospace & Defense — 2.1%
TransDigm UK Holdings PLC 6.875% 5/15/26 (b)	393,000	374,333
TransDigm, Inc. 6.375% 6/15/26	1,219,000	1,133,670
Triumph Group, Inc. 4.875% 4/01/21	422,000	378,745
5.250% 6/01/22	305,000	265,350
7.750% 8/15/25	471,000	415,657

		2,567,755

Agriculture — 0.9%
Pinnacle Operating Corp. 9.000% 5/15/23 (b)	1,667,522	1,083,889

Airlines — 3.3%
Allegiant Travel Co. 5.500% 7/15/19	1,350,000	1,350,000
American Airlines Group, Inc. 5.500% 10/01/19 (b)	1,891,000	1,895,727
VistaJet Malta Finance PLC / VistaJet Co. Finance LLC 7.750% 6/01/20 (b)	688,000	658,760

		3,904,487

Auto Manufacturers — 1.1%
Deck Chassis Acquisition, Inc. 10.000% 6/15/23 (b)	1,371,000	1,316,160

Building Materials — 1.7%
Griffon Corp. 5.250% 3/01/22	174,000	157,470
James Hardie International Finance DAC 5.000% 1/15/28 (b)	485,000	414,675
PGT Escrow Issuer, Inc. 6.750% 8/01/26 (b)	368,000	362,480
Standard Industries, Inc. 4.750% 1/15/28 (b)	1,345,000	1,129,800

		2,064,425

Chemicals — 2.8%
Consolidated Energy Finance SA 6.875% 6/15/25 (b)	655,000	623,887

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC Holding, Inc./Kissner USA 8.375% 12/01/22 (b)	$1,225,000	$1,218,875
Platform Specialty Products Corp. 5.875% 12/01/25 (b)	414,000	387,090
6.500% 2/01/22 (b)	423,000	423,000
Starfruit Finco BV/Starfruit US Holdco LLC 8.000% 10/01/26 (b) (c)	705,000	652,125

		3,304,977

Coal — 2.8%
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp. 7.500% 5/01/25 (b)	669,000	670,672
Peabody Energy Corp. 6.000% 3/31/22 (b)	1,383,000	1,341,510
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. 7.500% 6/15/25 (b)	1,013,000	959,817
Warrior Met Coal, Inc. 8.000% 11/01/24 (b)	339,000	336,458

		3,308,457

Commercial Services — 3.3%
Nielsen Finance LLC/Nielsen Finance Co. 5.000% 4/15/22 (b)	625,000	596,875
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.250% 5/15/23 (b)	1,830,000	1,887,187
Refinitiv US Holdings, Inc. 8.250% 11/15/26 (b)	314,000	286,918
StoneMor Partners LP/Cornerstone Family Services of West Virginia Subsidiary 7.875% 6/01/21	680,000	620,500
United Rentals North America, Inc. 4.625% 10/15/25	249,000	222,233
4.875% 1/15/28	365,000	320,287

		3,934,000

Computers — 1.6%
Dell, Inc. 6.500% 4/15/38	501,000	445,890
GCI LLC 6.875% 4/15/25	1,550,000	1,503,500

		1,949,390

Diversified Financial Services — 2.8%
LPL Holdings, Inc. 5.750% 9/15/25 (b)	1,364,000	1,278,750
Tempo Acquisition LLC / Tempo Acquisition Finance Corp. 6.750% 6/01/25 (b)	704,000	651,200

	Principal Amount	Value
VFH Parent LLC/Orchestra Co-Issuer, Inc. 6.750% 6/15/22 (b)	$1,477,000	$1,435,600

		3,365,550

Electric — 0.6%
NRG Energy, Inc. 6.625% 1/15/27	702,000	707,265

Engineering & Construction — 1.2%
Zachry Holdings, Inc. 7.500% 2/01/20 (b) (c)	1,510,000	1,479,800

Entertainment — 0.3%
Eldorado Resorts, Inc. 6.000% 9/15/26 (b)	324,000	306,180

Foods — 4.8%
C&S Group Enterprises LLC 5.375% 7/15/22 (b)	1,030,000	986,225
JBS USA LUX SA/JBS USA Finance, Inc. 5.875% 7/15/24 (b)	646,000	636,310
6.750% 2/15/28 (b)	824,000	803,400
KeHE Distributors LLC/KeHE Finance Corp. 7.625% 8/15/21 (b)	650,000	617,500
Pilgrim’s Pride Corp. 5.750% 3/15/25 (b)	247,000	231,563
5.875% 9/30/27 (b)	877,000	795,877
Post Holdings, Inc. 5.500% 3/01/25 (b)	309,000	296,581
5.625% 1/15/28 (b)	468,000	430,560
5.750% 3/01/27 (b)	382,000	358,125
Simmons Foods, Inc. 5.750% 11/01/24 (b)	483,000	342,930
7.750% 1/15/24 (b)	189,000	189,945

		5,689,016

Forest Products & Paper — 0.0%
Appvion Inc. (Escrow Shares) 9.000% 6/01/20 (d) (e)	2,157,000	-

Gas — 0.8%
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (b)	1,111,000	988,790

Hand & Machine Tools — 0.8%
Apex Tool Group LLC/BC Mountain Finance, Inc. 9.000% 2/15/23 (b)	1,138,000	961,610

Health Care – Products — 5.5%
Avanos Medical, Inc. 6.250% 10/15/22	1,300,000	1,290,250
Avantor, Inc. 6.000% 10/01/24 (b)	652,000	640,590
9.000% 10/01/25 (b)	1,397,000	1,397,000

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.500% 4/15/25 (b)	$398,000	$274,620
5.625% 10/15/23 (b)	202,000	153,520
5.750% 8/01/22 (b) (c)	355,000	305,300
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 6.625% 5/15/22 (b)	2,784,000	2,505,600

		6,566,880

Health Care – Services — 2.7%
Envision Healthcare Corp. 8.750% 10/15/26 (b)	789,000	682,485
HCA, Inc. 5.875% 2/15/26	1,138,000	1,132,310
RegionalCare Hospital Partners Holdings, Inc. 8.250% 5/01/23 (b)	719,000	726,190
Tenet Healthcare Corp. 4.625% 7/15/24	400,000	372,000
8.125% 4/01/22	340,000	340,850

		3,253,835

Home Builders — 0.5%
Brookfield Residential Properties, Inc. 6.375% 5/15/25 (b)	491,000	448,038
William Lyon Homes, Inc. 6.000% 9/01/23	194,000	174,600

		622,638

Insurance — 1.8%
Acrisure LLC/Acrisure Finance, Inc. 7.000% 11/15/25 (b)	791,000	674,327
USIS Merger Sub, Inc. 6.875% 5/01/25 (b)	836,000	767,532
York Risk Services Holding Corp. 8.500% 10/01/22 (b)	992,000	689,440

		2,131,299

Internet — 0.5%
Netflix, Inc. 5.875% 11/15/28 (b)	595,000	578,162

Iron & Steel — 1.0%
Allegheny Technologies, Inc. 5.950% 1/15/21	1,192,000	1,168,160

Leisure Time — 3.4%
Brunswick Corp. 7.375% 9/01/23	285,000	309,226
7.125% 8/01/27	2,245,000	2,480,356
Carlson Travel, Inc. 6.750% 12/15/23 (b)	496,000	478,020
9.500% 12/15/24 (b)	862,000	782,265

		4,049,867

	Principal Amount	Value
Lodging — 0.5%
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.250% 5/15/27 (b)	$492,000	$432,960
5.500% 3/01/25 (b)	140,000	130,550

		563,510

Media — 7.5%
Altice Financing SA 6.625% 2/15/23 (b)	600,000	576,000
Altice Luxembourg SA 7.625% 2/15/25 (b)	700,000	523,250
CCO Holdings LLC/CCO Holdings Capital Corp. 5.000% 2/01/28 (b)	1,086,000	999,120
5.750% 2/15/26 (b)	550,000	539,000
5.875% 4/01/24 (b)	1,500,000	1,492,500
5.875% 5/01/27 (b)	822,000	797,340
Clear Channel Worldwide Holdings, Inc. 7.625% 3/15/20	1,476,000	1,439,100
CSC Holdings LLC 7.500% 4/01/28 (b)	565,000	563,587
DISH DBS Corp. 7.750% 7/01/26	681,000	563,528
Midcontinent Communications/Midcontinent Finance Corp. 6.875% 8/15/23 (b)	864,000	885,600
Sirius XM Radio, Inc. 5.375% 7/15/26 (b)	167,000	156,145
Ziggo BV 5.500% 1/15/27 (b)	489,000	437,655

		8,972,825

Mining — 4.8%
Compass Minerals International, Inc. 4.875% 7/15/24 (b)	294,000	266,070
First Quantum Minerals Ltd. 7.250% 4/01/23 (b)	659,000	579,920
7.500% 4/01/25 (b)	652,000	537,900
Hecla Mining Co. 6.875% 5/01/21	1,271,000	1,245,580
Kinross Gold Corp. 4.500% 7/15/27	640,000	552,800
5.950% 3/15/24	441,000	438,795
6.875% 9/01/41	476,000	454,580
New Gold, Inc. 6.250% 11/15/22 (b)	998,000	838,320
Northwest Acquisitions ULC/Dominion Finco, Inc. 7.125% 11/01/22 (b)	884,000	873,215

		5,787,180

Miscellaneous – Manufacturing — 0.5%
General Electric Co. 4.650% 10/17/21	559,000	560,677

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Oil & Gas — 7.6%
Calumet Specialty Products Partners LP/Calumet Finance Corp. 7.625% 1/15/22	$362,000	$292,315
7.750% 4/15/23 (c)	204,000	155,040
Chesapeake Energy Corp. 8.000% 1/15/25	251,000	221,508
8.000% 6/15/27	25,000	21,000
Citgo Holding, Inc. 10.750% 2/15/20 (b)	1,677,000	1,710,540
Ensco PLC 7.750% 2/01/26	234,000	173,160
EP Energy LLC/Everest Acquisition Finance, Inc. 8.000% 2/15/25 (b)	637,000	262,762
Jonah Energy LLC/Jonah Energy Finance Corp. 7.250% 10/15/25 (b) (c)	985,000	630,400
Jupiter Resources, Inc. 8.500% 10/01/22 (b) (d) (e)	2,607	11,082
8.500% 10/01/22 (b) (f)	2,310,000	785,400
Kosmos Energy Ltd. 7.875% 8/01/21 (b)	1,823,000	1,804,770
7.875% 8/01/21 (b)	800,000	796,000
PBF Holding Co. LLC/PBF Finance Corp. 7.000% 11/15/23	47,000	44,885
SM Energy Co. 6.625% 1/15/27	188,000	166,380
Transocean Guardian Ltd. 5.875% 1/15/24 (b)	269,000	257,567
Transocean, Inc. 6.800% 3/15/38	483,000	321,195
9.350% STEP 12/15/41	150,000	124,875
Tullow Oil PLC 6.250% 4/15/22 (b)	1,364,000	1,312,850

		9,091,729

Oil & Gas Services — 1.0%
KCA Deutag UK Finance PLC 9.625% 4/01/23 (b)	341,000	274,505
Welltec A/S 9.500% 12/01/22 (b)	1,000,000	987,500

		1,262,005

Packaging & Containers — 0.2%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 7.250% 5/15/24 (b)	200,000	199,500

Pharmaceuticals — 3.6%
Bausch Health Cos., Inc 6.125% 4/15/25 (b)	1,643,000	1,433,517
Bausch Health Cos., Inc. 6.500% 3/15/22 (b)	171,000	171,855

	Principal Amount	Value
Bausch Health Cos., Inc. 5.500% 3/01/23 (b)	$452,000	$413,580
5.875% 5/15/23 (b)	193,000	178,525
7.000% 3/15/24 (b)	290,000	292,900
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 6.000% STEP 2/01/25 (b)	981,000	703,868
Endo Finance LLC/Endo Finco, Inc. 5.375% STEP 1/15/23 (b)	139,000	105,640
7.250% STEP 1/15/22 (b)	112,000	96,880
Teva Pharmaceutical Finance Netherlands III BV 6.000% 4/15/24	315,000	303,412
Valeant Pharmaceuticals International 9.250% 4/01/26 (b)	600,000	600,000

		4,300,177

Pipelines — 2.3%
Cheniere Energy Partners LP 5.625% 10/01/26 (b)	725,000	677,875
Energy Transfer LP 4.250% 3/15/23	1,364,000	1,312,850
Genesis Energy LP/Genesis Energy Finance Corp. 6.000% 5/15/23	765,000	707,625

		2,698,350

Private Equity — 0.6%
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.375% 12/15/25	761,000	732,463

Real Estate Investment Trusts (REITS) — 1.0%
MPT Operating Partnership LP/MPT Finance Corp. 5.000% 10/15/27	539,000	492,848
RHP Hotel Properties LP/RHP Finance Corp. 5.000% 4/15/23	789,000	769,275

		1,262,123

Retail — 2.4%
Ferrellgas LP/Ferrellgas Finance Corp. 6.750% 1/15/22	500,000	407,500
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp. 8.625% 6/15/20	449,000	321,035
8.625% 6/15/20	742,000	530,530
Golden Nugget, Inc. 8.750% 10/01/25 (b)	242,000	232,320
KGA Escrow LLC 7.500% 8/15/23 (b)	426,000	419,610
Penske Automotive Group, Inc. 5.500% 5/15/26	1,000,000	930,000

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Sonic Automotive, Inc. 5.000% 5/15/23	$72,000	$65,340

		2,906,335

Software — 3.5%
RP Crown Parent LLC 7.375% 10/15/24 (b)	191,000	192,433
TIBCO Software, Inc. 11.375% 12/01/21 (b)	2,877,000	3,013,657
Veritas US, Inc./Veritas Bermuda Ltd. 10.500% 2/01/24 (b)	1,500,000	982,500

		4,188,590

Telecommunications — 7.1%
CenturyLink, Inc. 6.750% 12/01/23	500,000	481,875
Frontier Communications Co. 7.125% 3/15/19 (c)	1,250,000	1,215,625
Hughes Satellite Systems Corp. 5.250% 8/01/26	805,000	737,581
6.625% 8/01/26	272,000	249,220
Intelsat Connect Finance SA 9.500% 2/15/23 (b)	412,000	354,320
Intelsat Jackson Holdings SA 8.500% 10/15/24 (b)	889,000	862,330
9.750% 7/15/25 (b)	132,000	132,370
Sprint Corp. 7.250% 9/15/21	745,000	762,508
7.625% 3/01/26	422,000	416,725
7.875% 9/15/23	1,578,000	1,619,422
T-Mobile USA, Inc. 6.000% 4/15/24	453,000	453,000
6.500% 1/15/26	679,000	692,580
Telecom Italia SpA 5.303% 5/30/24 (b)	512,000	486,400

		8,463,956

Toys, Games & Hobbies — 0.1%
Mattel, Inc. 6.750% 12/31/25 (b)	147,000	131,152

Transportation — 2.6%
The Kenan Advantage Group, Inc. 7.875% 7/31/23 (b)	3,200,000	3,064,000

Trucking & Leasing — 0.2%
Park Aerospace Holdings Ltd. 5.250% 8/15/22 (b)	249,000	240,908

TOTAL CORPORATE DEBT (Cost $120,788,772)		109,728,072

TOTAL BONDS & NOTES (Cost $125,614,933)		114,629,433

	Number of Shares	Value
WARRANTS — 0.0%
Basic Materials — 0.0%
Forest Products & Paper — 0.0%
Appvion Holding Corp. (a) (d) (e)	2,106	$-
Appvion Holding Corp. (a) (d) (e)	2,106	22,426

		22,426

TOTAL WARRANTS (Cost $0)		22,426

MUTUAL FUNDS — 3.3%

Diversified Financial Services — 3.3%
State Street Navigator Securities Lending Prime Portfolio (g)	3,990,143	3,990,143

TOTAL MUTUAL FUNDS (Cost $3,990,143)		3,990,143

TOTAL LONG-TERM INVESTMENTS (Cost $130,731,406)		119,339,799

	Principal Amount
SHORT-TERM INVESTMENTS — 1.7%
Commercial Paper — 1.7%
Cox Enterprises, Inc. 2.738% 1/02/19 (b)	$2,000,000	1,999,705

TOTAL SHORT-TERM INVESTMENTS (Cost $1,999,850)		1,999,705

TOTAL INVESTMENTS — 101.5% (Cost $132,731,256) (h)		121,339,504

Other Assets/(Liabilities) — (1.5)%		(1,814,811)

NET ASSETS — 100.0%		$119,524,693

Abbreviation Legend

STEP	Step Up Bond
VRN	Variable Rate Note

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, these securities amounted to a value of $76,962,626 or 64.39% of net assets.

The accompanying notes are an integral part of the financial statements.

MML High Yield Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(c)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2018, was $3,905,647 or 3.27% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(d)	Investment was valued using significant unobservable inputs.
(e)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2018, these securities amounted to a value of $33,508 or 0.03% of net assets.

(f)

Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At December 31, 2018, these securities amounted to a value of $785,400 or 0.66% of net assets.

(g)	Represents investment of security lending collateral. (Note 2).
(h)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	79.8%
Canada	7.7%
Luxembourg	3.2%
Bermuda	2.2%
Netherlands	2.0%
United Kingdom	1.8%
Denmark	0.8%
Cayman Islands	0.8%
Malta	0.6%
Ireland	0.5%
Italy	0.4%

Total Long-Term Investments	99.8%
Short-Term Investments and Other Assets and Liabilities	0.2%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments

December 31, 2018

	Principal Amount	Value
BONDS & NOTES — 139.8%

CORPORATE DEBT — 2.5%
Auto Manufacturers — 1.0%
Ford Motor Credit Co. LLC 3.851% FRN 2/15/23 (a)	$2,060,000	$1,905,789
General Motors Financial Co., Inc. 3 mo. USD LIBOR + 2.060% 4.496% FRN 1/15/19	1,720,000	1,720,852

		3,626,641

Computers — 0.3%
Dell International LLC/EMC Corp. 3.480% 6/01/19 (b)	1,100,000	1,096,749

Health Care – Products — 0.6%
Becton Dickinson & Co. 3.678% FRN 12/29/20 (a)	2,060,000	2,039,296

Pharmaceuticals — 0.6%
Cardinal Health, Inc. 3 mo. USD LIBOR + .770% 3.558% FRN 6/15/22	2,060,000	2,037,420

TOTAL CORPORATE DEBT (Cost $6,282,330)		8,800,106

MUNICIPAL OBLIGATIONS — 0.0%
Louisiana State Public Facilities Authority, Series 2011-A, Class A2, 3 mo. USD LIBOR + 0.900%, 3.390% FRN 4/26/27	96,041	96,129

TOTAL MUNICIPAL OBLIGATIONS (Cost $96,041)		96,129

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 51.2%
Auto Floor Plan ABS — 1.0%
Ally Master Owner Trust, Series 2015-2, Class A1, 1 mo. LIBOR + .570% 3.025% FRN 1/15/21	1,200,000	1,200,124
NextGear Floorplan Master Owner Trust Series 2018-2A, Class A1, 3.055% FRN 10/16/23 (a) (b)	470,000	470,220
Series 2018-1A, Class A1, 3.095% FRN 2/15/23 (a) (b)	850,000	849,257
Series 2016-1A, Class A1, 1 mo. LIBOR + 1.700% 4.155% FRN 4/15/21 (b)	960,000	963,598

		3,483,199

Automobile ABS — 12.8%
American Credit Acceptance Receivables Trust Series 2017-4, Class A, 2.000% 7/10/20 (b)	96,929	96,895

	Principal Amount	Value
Series 2018-3, Class A, 2.920% 8/12/21 (b)	$291,164	$290,831
Series 2018-2, Class A, 2.940% 1/10/22 (b)	639,699	638,759
Series 2017-4, Class C, 2.940% 1/10/24 (b)	1,450,000	1,443,448
Series 2018-4, Class A, 3.380% 12/13/21 (b)	1,950,000	1,950,705
ARI Fleet Lease Trust, Series 2018-A, Class A1 1.950% 3/15/19 (b)	224,318	224,230
Chesapeake Funding II LLC Series 2018-1A, Class A2, 2.905% FRN 4/15/30 (a) (b)	1,067,310	1,069,803
Series 2016-2A, Class A2, 1 mo. USD LIBOR + 1.000% 3.455% FRN 6/15/28 (b)	679,010	680,650
CPS Auto Trust Series 2017-D, Class A, 1.870% 3/15/21 (b)	545,658	543,827
Series 2018-A, Class A, 2.160% 5/17/21 (b)	157,993	157,326
Series 2017-A, Class B, 2.680% 5/17/21 (b)	2,000,000	1,993,952
Series 2018-C, Class A, 2.870% 9/15/21 (b)	579,076	577,989
Series 2018-C, Class B, 3.430% 7/15/22 (b)	260,000	260,047
Drive Auto Receivables Trust Series 2018-4, Class A1, 2.451% P-1 9/16/19	740,068	740,060
Series 2018-5, Class A1, 2.685% P-1 11/15/19	435,017	434,921
Series 2017-1, Class C, 2.840% 4/15/22	650,000	649,483
Series 2018-2, Class B, 3.220% 4/15/22	350,000	349,639
DT Auto Owner Trust Series 2017-4A, Class A, 1.850% 8/17/20 (b)	130,419	130,358
Series 2017-3A, Class B, 2.400% 5/17/21 (b)	723,374	722,134
Series 2018-1A, Class A, 2.590% 5/17/21 (b)	600,890	599,802
Series 2018 2A ,Class A, 2.840% 9/15/21 (b)	885,892	883,468
Series 2018-1A, Class B, 3.040% 1/18/22 (b)	520,000	518,685
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 1.830% 9/20/21 (b)	10,534	10,528

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Exeter Automobile Receivables Trust Series 2018-1A, Class A, 2.210% 5/17/21 (b)	$294,158	$293,443
Series 2018-1A, Class B, 2.750% 4/15/22 (b)	450,000	447,791
Series 2016-3A, Class B, 2.840% 8/16/21 (b)	415,549	415,003
Series 2018-3A, Class A, 2.900% 1/18/22 (b)	735,500	734,550
Series 2017-1A, Class B, 3.000% 12/15/21 (b)	700,000	698,856
Series 2018-4A, Class A, 3.050% 12/15/21 (b)	1,118,142	1,117,783
First Investors Auto Owner Trust Series 2017-3A, Class A1, 2.000% 3/15/22 (b)	836,965	832,789
Series 2018-1A, Class A1, 2.840% 5/16/22 (b)	826,617	825,904
Flagship Credit Auto Trust Series 2017-4, Class A, 2.070% 4/15/22 (b)	1,210,458	1,202,309
Series 2015-3, Class A, 2.380% 10/15/20 (b)	249,226	249,084
Series 2018-1, Class A, 2.590% 6/15/22 (b)	1,411,201	1,404,699
Series 2017-4, Class B, 2.660% 10/17/22 (b)	2,190,000	2,168,633
Series 2016-4, Class C, 2.710% 11/15/22 (b)	680,000	675,360
Series 2016-1, Class A, 2.770% 12/15/20 (b)	75,023	74,992
Series 2017-1, Class B, 2.830% 3/15/23 (b)	1,320,000	1,316,360
Series 2018-2, Class A, 2.970% 10/17/22 (b)	2,572,097	2,567,173
Hertz Fleet Lease Funding LP Series 2018-1, Class A1, 2.887% FRN 5/10/32 (a) (b)	2,530,000	2,532,944
Series 2016-1, Class A1, 1 mo. USD LIBOR + 1.100% 3.487% FRN 4/10/30 (b)	524,337	524,634
Hertz Vehicle Financing II LP, Series 2017-1A, Class B 3.560% 10/25/21 (b)	730,000	728,047
OneMain Direct Auto Receivables Trust, Series 2017-2A, Class A 2.310% 12/14/21 (b)	940,000	934,325
Oscar US Funding Trust II, Series 2015-1A, Class A4 2.440% 6/15/22 (b)	532,163	530,564
Oscar US Funding Trust IX LLC, Series 2018-2A, Class A2B, 2.857% FRN 8/10/21 (a) (b)	1,500,000	1,499,555

	Principal Amount	Value
Oscar US Funding Trust VI Series 2017-1A, Class A3, 2.820% 6/10/21 (b)	$500,000	$498,374
Series 2017-1A, Class A4, 3.300% 5/10/24 (b)	420,000	420,280
Oscar US Funding Trust VII LLC, Series 2017-2A, Class A2A 2.130% 11/10/20 (b)	463,201	461,213
Oscar US Funding Trust VIII LLC, Series 2018-1A, Class A2A 2.910% 4/12/21 (b)	420,736	419,777
Prestige Auto Receivables Trust, Series 2018-1A, Class A1 2.528% 10/15/19 (b)	387,211	387,049
Santander Drive Auto Receivables Trust, Series 2015-2, Class C 2.440% 4/15/21	218,261	218,091
Securitized Equipment Receivable 3.760% 10/11/24	400,000	401,338
4.200% 10/11/24	430,000	431,560
Tesla Auto Lease Trust Series 2018-A, Class A, 2.320% 12/20/19 (b)	477,768	475,848
Series 2018-A, Class B, 2.750% 2/20/20 (b)	265,000	264,162
Series 2018-B, Class A, 3.710% 8/20/21 (b)	770,000	772,687
Toyota Auto Receivables Owner Trust, Series 2018-C, Class A2B, 2.575% FRN 8/16/21 (a)	1,920,000	1,919,998
Westlake Automobile Receivables Trust, Series 2018-2A, Class A2A 2.840% 9/15/21 (b)	1,298,069	1,296,072
World Omni Select Auto Trust, Series 2018-1A, Class A1 2.782% 11/15/19 (b)	713,285	712,960

		45,421,747

Commercial MBS — 1.9%
BHMS Mortgage Trust, Series 2018-ATLS, Class B, 3.955% FRN 7/15/35 (a) (b)	1,700,000	1,684,222
BX Commercial Mortgage Trust, Series 2018-IND, Class E, 4.155% FRN 11/15/35 (a) (b)	758,868	747,737
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, 5.666% VRN 7/10/38 (a)	274,564	277,160
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2018-LAQ, Class A, 3.455% FRN 6/15/32 (a) (b)	1,150,000	1,145,635

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
RETL, Series 2018-RVP, Class A, 3.555% FRN 3/15/33 (a) (b)	$774,848	$766,993
TPG Real Estate Finance Issuer Ltd., Series 2018-FL1, Class A, 3.205% FRN 2/15/35 (a) (b)	1,108,013	1,093,543
VMC Finance LLC, Series 2018-FL1, Class A, 3.275% FRN 3/15/35 (a) (b)	1,094,613	1,085,331

		6,800,621

Credit Card ABS — 0.3%
Citibank Credit Card Issuance Trust, Series 2017-A6, Class A6, 1 mo. LIBOR + .770% 3.210% FRN 5/14/29	1,100,000	1,097,561

Other ABS — 14.7%
321 Henderson Receivables I LLC Series 2006-1A, Class A1, 1 mo. USD LIBOR + .200% 2.655% FRN 3/15/41 (b)	521,376	512,793
Series 2006-2A, Class A1, 1 mo. USD LIBOR + .200% 2.655% FRN 6/15/41 (b)	1,619,848	1,588,975
Series 2006-4A, Class A1, 1 mo. USD LIBOR + .200% 2.655% FRN 12/15/41 (b)	287,901	282,527
321 Henderson Receivables II LLC, Series 2006-3A, Class A1, 1 mo. USD LIBOR + .200% 2.655% FRN 9/15/41 (b)	164,978	157,677
321 Henderson Receivables LLC, Series 2007-1A, Class A1, 1 mo. USD LIBOR + .200% 2.655% FRN 3/15/42 (b)	675,798	637,180
AASET US Ltd., Series 2018-2A, Class A 4.454% 11/16/38 (b)	575,998	581,856
AIMCO CLO, Series 2015-AA, Class AR, 3.286% FRN 1/15/28 (a) (b)	2,450,000	2,410,187
Arbor Realty Commercial Real Estate Notes, Series 2018-FL1, Class A, 3.605% FRN 6/15/28 (a) (b)	780,000	767,413
Ascentium Equipment Receivables Trust, Series 2018-2A, Class A1 2.731% 11/12/19 (b)	3,701,758	3,699,253
Avant Loans Funding Trust Series 2018-A, Class A, 3.090% 6/15/21 (b)	848,503	847,133
Series 2018-B, Class A, 3.420% 1/18/22 (b)	1,213,571	1,211,902

	Principal Amount	Value
Avery Point IV CLO Ltd., Series 2014-1A, Class AR, 3 mo. USD LIBOR + 1.100% 3.590% FRN 4/25/26 (b)	$1,699,664	$1,694,660
BCC Funding XIV LLC, Series 2018-1A, Class A2 2.960% 6/20/23 (b)	961,934	959,259
BlueVirgo Trust, Series 2015-1A, Class NOTE 3.000% 12/15/22 (b)	265,957	265,957
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A 2.000% 12/10/23 (b)	103,667	103,084
CCG Receivables Trust, Series 2018-2, Class A2 3.090% 12/15/25 (b)	1,120,000	1,119,814
CIFC Funding II Ltd., Series 2015-2A, Class AR, 3.216% FRN 4/15/27 (a) (b)	2,450,000	2,420,617
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460% 2.966% FRN 9/25/34	25,380	25,128
Diamond Resorts Owner Trust, Series 2015-2, Class B 3.540% 5/22/28 (b)	94,579	94,225
Drug Royalty II LP, Series 2014-1, Class A1, 3 mo. USD LIBOR + 2.850% 5.286% FRN 7/15/23 (b)	154,610	155,600
Elara HGV Timeshare Issuer LLC, Series 2014-A, Class B, 3.020% VRN 2/25/27 (a) (b)	157,940	153,933
Hilton Grand Vacations Trust, Series 2014-AA, Class A 1.770% 11/25/26 (b)	98,616	97,161
KREF Ltd., Series 2018-FL1, Class AS, 3.652% FRN 6/15/36 (a) (b)	2,000,000	1,969,141
Lendmark Funding Trust, Series 2018-1A, Class A 3.810% 12/21/26 (b)	630,000	628,937
Mariner Finance Issuance Trust Series 2017-BA, Class A, 2.920% 12/20/29 (b)	1,600,000	1,583,246
Series 2017-AA, Class A, 3.620% 2/20/29 (b)	770,000	773,323
Marlette Funding Trust Series 2017-3A, Class A, 2.360% 12/15/24 (b)	206,773	206,103
Series 2017-2A, Class A, 2.390% 7/15/24 (b)	138,950	138,761

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2018-1A, Class A, 2.610% 3/15/28 (b)	$1,033,191	$1,030,502
Series 2017-1A, Class A, 2.827% 3/15/24 (b)	236,289	236,195
Series 2018-2A, Class A, 3.060% 7/17/28 (b)	799,446	798,840
Series 2018-3A, Class A, 3.200% 9/15/28 (b)	870,879	869,652
MVW Owner Trust, Series 2017-1A, Class A 2.420% 12/20/34 (b)	156,980	154,000
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class AR, 3.236% FRN 1/15/28 (a) (b)	2,450,000	2,408,713
New Residential Advance Receivables Trust, Series 2016-T2, Class AT2 2.575% 10/15/49 (b)	1,900,000	1,888,150
NP Ferrum LLC, Series 16-1A, Class A1 3.968% 3/19/46 (b) (c)	337,230	340,929
OCP CLO Ltd., Series 2015-10A, Class A1R, 3.328% FRN 10/26/27 (a) (b)	2,450,000	2,425,106
Orange Lake Timeshare Trust, Series 2016-A, Class A 2.610% 3/08/29 (b)	341,870	337,298
Oxford Finance Funding Trust, Series 2016-1A, Class A 3.968% 6/17/24 (b)	379,166	380,340
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A, 5.356% FRN 2/25/23 (a) (b)	440,000	440,945
RAAC, Series 2006-RP2, Class A, 1 mo. USD LIBOR + .250% 2.756% FRN 2/25/37 (b)	1,535	1,535
Sierra Timeshare Receivables Funding LLC Series 2014-2A, Class A, 2.050% VRN 6/20/31 (a) (b)	164,292	164,150
Series 2014-3A, Class A 2.300% 10/20/31 (b)	185,123	184,284
Series 2015-2A, Class A, 2.430% 6/20/32 (b)	409,428	404,331
Series 2014-3A, Class B, 2.800% 10/20/31 (b)	453,233	451,515
Series 2015-2A, Class B, 3.020% 6/20/32 (b)	1,188,980	1,183,254
Series 2015-1A, Class B, 3.050% 3/22/32 (b)	512,107	510,206
Series 2015-3A, Class B, 3.080% 9/20/32 (b)	39,349	39,145

	Principal Amount	Value
SoFi Consumer Loan Program LLC Series 2016-3, Class A, 3.050% 12/26/25 (b)	$276,767	$276,592
Series 2016-5, Class A, 3.060% 9/25/28 (b)	1,425,805	1,418,297
Series 2016-2A, Class A, 3.090% 10/27/25 (b)	383,722	383,182
Series 2018-3, Class A1, 3.200% 8/25/27 (b)	1,510,678	1,507,744
Series 2016-1A, Class A, 3.260% 8/25/25 (b)	722,540	722,557
Series 2017-2, Class A, 3.280% 2/25/26 (b)	582,132	580,829
SpringCastle America Funding LLC, Series 2016-AA, Class A 3.050% 4/25/29 (b)	758,706	751,367
Springleaf Funding Trust, Series 2016-AA, Class A 2.900% 11/15/29 (b)	1,787,403	1,777,013
TLF National Tax Lien Trust, Series 2017-1A, Class A 3.090% 12/15/29 (b)	922,348	919,872
Trafigura Securitisation Finance PLC Series 2017-1A, Class A1, 1 mo. USD LIBOR + .850% 3.305% FRN 12/15/20 (b)	1,000,000	1,005,104
Series 2017-1A, Class B, 1 mo. USD LIBOR + 1.700% 4.155% FRN 12/15/20 (b)	1,330,000	1,328,956
Trip Rail Master Funding LLC, Series 2017-1A, Class A1 2.709% 8/15/47 (b)	240,263	238,250
Westgate Resorts LLC Series 2014-1A, Class A, 2.150% 12/20/26 (b)	111,861	111,647
Series 2017-1A, Class A, 3.050% 12/20/30 (b)	539,743	535,718
Series 2015-2A, Class A, 3.200% 7/20/28 (b)	247,167	246,671
Series 2018-1A, Class A, 3.380% 12/20/31 (b)	676,267	675,068

		51,813,802

Student Loans ABS — 16.3%
Academic Loan Funding Trust, Series 2013-1A, Class A, 1 mo. USD LIBOR + .800% 3.306% FRN 12/26/44 (b)	2,005,924	1,999,093
AccessLex Institute Series 2005-2, Class A3, 3 mo. USD LIBOR + .180% 2.857% FRN 11/22/24	26,612	26,572
Series 2005-1, Class B, 3 mo. USD LIBOR + .570% 3.394% FRN 9/22/37	693,864	667,430

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2003-A, Class A3, 3 mo. Treasury + 1.200% 3.590% FRN 7/01/38	$70,461	$68,786
Brazos Higher Education Authority, Inc., Series 2006-2, Class A10, 3 mo. USD LIBOR + .120% 2.942% FRN 6/25/26	1,132,105	1,121,762
College Loan Corp. Trust I, Series 2005-2, Class B, 3 mo. USD LIBOR + .490% 2.926% FRN 1/15/37	522,580	492,695
Commonbond Student Loan Trust, Series 2018-CGS, Class C 4.350% 2/25/46 (b)	321,000	320,969
DRB Prime Student Loan Trust Series 2015-A, Class A3, 2.320% 4/25/30	21,839	21,715
Series 2015-B, Class A3, 2.540% 4/27/26 (b)	73,374	72,541
Series 2016-R, Class A1, 1 mo. USD LIBOR + 1.900% 4.406% FRN 10/25/44 (b)	954,424	961,105
Series 2016-A, Class A1, 1 mo. USD LIBOR + 2.000% 4.506% FRN 4/25/40 (b)	109,188	111,499
Earnest Student Loan Program LLC Series 2016-C, Class A1, 1 mo. USD LIBOR + 1.850% 4.356% FRN 10/27/36 (b)	396,303	399,490
Series 2016-B, Class A1, 1 mo. USD LIBOR + 2.050% 4.556% FRN 2/26/35 (b)	323,734	328,331
ECMC Group Student Loan Trust Series 2018-1A, Class A, 3.256% FRN 2/27/68 (a) (b)	3,891,085	3,885,786
Series 2017-1A, Class A, 1 mo. USD LIBOR + 1.200% 3.706% FRN 12/27/66 (b)	1,587,547	1,605,545
Series 2016-1A, Class A, 1 mo. USD LIBOR + 1.350% 3.856% FRN 7/26/66 (b)	1,065,724	1,085,943
EdLinc Student Loan Funding Trust, Series 2017-A, Class A, 3.350% FRN 12/01/47 (a) (b)	1,063,416	1,075,817
Edsouth Indenture No. 9 LLC, Series 2015-1, Class A, 1 mo. USD LIBOR + .800% 3.306% FRN 10/25/56 (b)	513,261	513,264
Edsouth Indenture No. 10 LLC, Series 2015-2, Class B, 1 mo. USD LIBOR + 1.500% 4.006% FRN 12/25/58 (b)	1,000,000	1,014,124

	Principal Amount	Value
ELFI Graduate Loan Program LLC, Series 2018-A, Class A1, 3.256% FRN 8/25/42 (a) (b)	$889,177	$883,578
Goal Capital Funding Trust, Series 2010-1, Class A, 3 mo. USD LIBOR + .700% 3.389% FRN 8/25/48 (b)	358,281	358,408
JP Morgan Student Loan Trust, Series 2007-A, Class B, 3 mo. USD LIBOR + .350% 2.859% FRN 6/28/39 (b)	581,722	556,009
Kentucky Higher Education Student Loan Corp., Series 2015-1, Class A1, 1 mo. USD LIBOR + .750% 3.099% FRN 12/01/31	390,691	391,301
KeyCorp Student Loan Trust Series 2000-A, Class A2, 3 mo. USD LIBOR + .320% 3.009% FRN 5/25/29	301,054	298,635
Series 2006-A, Class 2A4, 3 mo. USD LIBOR + .310% 3.132% FRN 9/27/35	151,344	150,973
Laurel Road Prime Student Loan Trust, Series 2017-C, Class A2A 1.870% 11/25/42 (b)	248,945	248,256
Navient Private Education Loan Trust, Series 2015-AA, Class A2B, 1 mo. USD LIBOR + 1.200% 3.655% FRN 12/15/28 (b)	606,403	609,167
Navient Private Education Refi Loan Trust, Series 2018-A, Class A1 2.530% 2/18/42 (b)	2,150,135	2,135,358
Navient Student Loan Trust Series 2018-1A, Class A1, 2.696% FRN 3/25/67 (a) (b)	570,074	570,073
Series 2018-1A, Class A3, 3.226% FRN 3/25/67 (a) (b)	1,120,000	1,113,725
Series 2016-3A, Class A2, 1 mo. USD LIBOR + .850% 3.356% FRN 6/25/65 (b)	633,131	636,117
Series 2016-5A, Class A, 1 mo. USD LIBOR + 1.250% 3.756% FRN 6/25/65 (b)	2,318,490	2,335,847
Series 2016-6A, Class A3, 1 mo. USD LIBOR + 1.300% 3.806% FRN 3/25/66 (b)	2,200,000	2,247,415
Nelnet Private Education Loan Trust, Series 2016-A, Class A1A, 1 mo. USD LIBOR + 1.750% 4.256% FRN 12/26/40 (b)	567,648	565,862
Nelnet Student Loan Trust Series 2005-1, Class A5, 3 mo. USD LIBOR + .110% 2.600% FRN 10/25/33	710,120	700,508

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2006-2, Class B, 3 mo. USD LIBOR + .200% 2.690% FRN 1/25/38	$859,632	$817,097
Series 2004-3, Class B, 3 mo. USD LIBOR + .350% 2.840% FRN 10/25/40	1,345,532	1,288,643
Series 2005-2, Class A5, 3 mo. USD LIBOR + .100% 2.924% FRN 3/23/37	1,247,060	1,235,253
Series 2018-3A, Class A2, 2.946% FRN 9/27/66 (a) (b)	900,000	901,029
Series 2005-2, Class B, 3 mo. USD LIBOR + .170% 2.994% FRN 3/23/37	992,853	947,220
Series 2006-3, Class B, 3 mo. USD LIBOR + .250% 3.072% FRN 6/25/41	392,720	360,838
Series 2018-1A, Class A2, 3.266% FRN 5/25/66 (a) (b)	1,790,000	1,772,109
Series 2010-4A, Class A, 1 mo. USD LIBOR + .800% 3.306% FRN 4/25/46 (b)	73,518	74,049
Series 2014-2A, Class B, 1 mo. USD LIBOR + 1.500% 4.006% FRN 6/25/41 (b)	375,000	374,623
SLC Student Loan Trust Series 2006-2, Class B, 3 mo. USD LIBOR + .230% 3.018% FRN 12/15/39	1,388,193	1,307,907
Series 2005-2, Class B, 3 mo. USD LIBOR + .280% 3.068% FRN 3/15/40	2,077,926	1,947,666
SLM Private Education Loan Trust, Series 2011-A, Class A3, 1 mo. USD LIBOR + 2.500% 4.955% FRN 1/15/43 (b)	428,352	434,349
SLM Student Loan Trust Series 2007-5, Class A6, 3 mo. USD LIBOR + .110% 2.600% FRN 1/26/43	580,267	560,586
Series 2005-5, Class A4, 3 mo. USD LIBOR + .140% 2.630% FRN 10/25/28	636,816	632,143
Series 2006-10, Class A6, 3 mo. USD LIBOR + .150% 2.640% FRN 3/25/44	1,760,000	1,711,565
Series 2006-4, Class B, 3 mo. USD LIBOR + .200% 2.690% FRN 1/25/70	404,491	384,518
Series 2006-5, Class B, 3 mo. USD LIBOR + .210% 2.700% FRN 10/25/40	437,416	415,236
Series 2006-2, Class B, 3 mo. USD LIBOR + .220% 2.710% FRN 1/25/41	448,614	420,406

	Principal Amount	Value
Series 2006-10, Class B, 3 mo. USD LIBOR + .220% 2.710% FRN 3/25/44	$968,333	$907,667
Series 2003-14, Class A6, 3 mo. USD LIBOR + .300% 2.790% FRN 7/25/25	391,800	390,844
Series 2005-8, Class B, 3 mo. USD LIBOR + .310% 2.800% FRN 1/25/55	438,674	414,899
Series 2004-3, Class B, 3 mo. USD LIBOR + .470% 2.960% FRN 10/25/64	333,050	316,853
Series 2003-14, Class A7, 3 mo. USD LIBOR + .600% 3.090% FRN 10/25/65 (b)	2,550,000	2,542,905
Series 2003-11, Class B, 3 mo. USD LIBOR + .650% 3.438% FRN 12/15/38	489,322	468,503
Series 2002-7, Class A11, 28 day ARS 4.080% FRN 3/15/28	240,000	240,000
Series 2003-5, Class A9, 28 day ARS 4.480% FRN 6/15/30	700,000	700,000
Series 2003-5, Class A7, 28 day ARS 4.490% FRN 6/15/30	550,000	550,000
Series 2003-2, Class A7, 28 day ARS 5.083% FRN 9/15/28	750,000	750,000
SMB Private Education Loan Trust Series 2017-B, Class A1, 2.725% FRN 6/17/24 (a) (b)	296,606	296,223
Series 2018-C, Class A1, 2.755% FRN 9/15/25 (a) (b)	940,387	938,814
Series 2014-A, Class A2A, 3.050% 5/15/26 (b)	479,109	478,217
Series 2018-B, Class A2B, 3.175% FRN 1/15/37 (a) (b)	1,500,000	1,489,771
SoFi Professional Loan Program LLC Series 2016-C, Class A2A, 1.480% 5/26/31 (b)	3,107	3,104
Series 2017-F, Class A1FX, 2.050% 1/25/41 (b)	718,959	713,194
Series 2017-A, Class A1, 1 mo. USD LIBOR + .700% 3.206% FRN 3/26/40 (b)	621,829	621,404
Series 2015-A, Class A1, 1 mo. USD LIBOR + 1.200% 3.706% FRN 3/25/33 (b)	122,219	122,791
Series 2016-A, Class A1, 1 mo. USD LIBOR + 1.750% 4.256% FRN 8/25/36 (b)	422,063	427,353

		57,531,478

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
WL Collateral CMO — 4.2%
Deephaven Residential Mortgage Trust Series 2018-1A, Class A1, 2.976% VRN 12/25/57 (a) (b)	$749,564	$738,725
Series 2018-1A, Class A2, 3.027% VRN 12/25/57 (a) (b)	749,564	739,375
Series 2018-2A, Class A1, 3.479% VRN 4/25/58 (a) (b)	2,044,993	2,049,812
Series 2018-4A, Class A3, 4.285% VRN 10/25/58 (a) (b)	3,188,021	3,207,796
JP Morgan Mortgage Trust Series 2018-1, Class A5, 3.500% VRN 6/25/48 (a) (b)	689,116	679,994
Series 2018-3, Class A5, 3.500% VRN 9/25/48 (a) (b)	1,020,107	1,003,463
Series 2017-6, Class A5, 3.500% VRN 12/25/48 (a) (b)	997,331	984,750
PSMC Trust, Series 2018-1, Class A3, 3.500% VRN 2/25/48 (a) (b)	951,457	939,304
Sequoia Mortgage Trust Series 2015-1, Class A6, 2.500% VRN 1/25/45 (a) (b)	756,844	730,922
Series 2018-3, Class A4, 3.500% VRN 3/25/48 (a) (b)	922,684	910,462
Series 2018-CH1, Class A10, 4.000% VRN 2/25/48 (a) (b)	699,599	703,225
Series 2018-CH2, Class A12, 4.000% VRN 6/25/48 (a) (b)	1,196,547	1,202,801
Series 2018-CH3, Class A11, 4.000% VRN 8/25/48 (a) (b)	811,594	820,932

		14,711,561

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $180,607,460)		180,859,969

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 0.7%
Pass-Through Securities — 0.1%
Federal Home Loan Mortgage Corp. Pool #1Q0239, 1 year CMT + 2.234% 4.183% 3/01/37	348,919	368,438

Whole Loans — 0.6%
Federal National Mortgage Association Connecticut Avenue Securities Series 2018-C03, Class 1M1, 3.186% FRN 10/25/30 (a)	1,123,719	1,121,729
Series 2016-C06, Class 1M1, 1 mo. USD LIBOR + 1.300% 3.806% FRN 4/25/29	511,110	513,362
Series 2016-C05, Class 2M1, 1 mo. USD LIBOR + 1.350% 3.856% FRN 1/25/29	114,430	114,570

	Principal Amount	Value
Series 2016-C04, Class 1M1, 1 mo. USD LIBOR + 1.450% 3.956% FRN 1/25/29	$315,741	$316,978

		2,066,639

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $2,420,570)		2,435,077

U.S. TREASURY OBLIGATIONS — 85.4%
U.S. Treasury Bonds & Notes — 85.4%
U.S. Treasury Inflation Index 0.125% 4/15/21 (d)	18,031,117	17,533,148
0.125% 4/15/22 (d)	18,716,040	18,105,332
0.125% 7/15/22 (d)	22,542,005	21,894,709
0.125% 1/15/23 (d)	20,289,030	19,596,174
0.125% 7/15/24 (d)	13,312,000	12,765,240
0.125% 7/15/26 (d)	10,549,400	9,904,073
0.250% 1/15/25 (d)	19,217,160	18,402,048
0.375% 7/15/25 (d) (e) (f)	20,851,888	20,101,980
0.375% 7/15/27 (d)	19,279,251	18,289,432
0.500% 1/15/28 (d)	12,455,694	11,886,754
0.625% 4/15/23 (d) (f)	11,839,689	11,642,977
0.625% 1/15/24 (d)	12,463,010	12,268,192
0.625% 2/15/43 (d)	5,939,244	5,204,727
0.750% 7/15/28 (d)	12,214,604	11,955,521
0.750% 2/15/42	2,383,662	2,162,552
0.750% 2/15/45 (d)	8,880,657	7,939,400
0.875% 2/15/47 (d)	6,285,300	5,769,300
1.000% 2/15/48 (d)	9,690,408	9,183,050
1.375% 2/15/44 (d)	8,137,575	8,400,775
1.750% 1/15/28 (d)	6,638,720	7,049,577
2.000% 1/15/26 (d)	7,644,300	8,158,483
2.125% 2/15/40	1,462,425	1,718,692
2.125% 2/15/41 (d)	4,630,387	5,467,474
2.375% 1/15/25 (d)	10,061,325	10,878,541
2.375% 1/15/27 (d)	6,520,384	7,198,054
3.375% 4/15/32 (d)	2,849,240	3,653,520
3.625% 4/15/28 (d)	4,690,320	5,755,597
3.875% 4/15/29 (d)	6,891,136	8,766,009

		301,651,331

TOTAL U.S. TREASURY OBLIGATIONS (Cost $311,333,387)		301,651,331

TOTAL BONDS & NOTES (Cost $500,739,788)		493,842,612

TOTAL PURCHASED OPTIONS (#) — 0.8% (Cost $2,611,695)		2,726,210

TOTAL LONG-TERM INVESTMENTS (Cost $503,351,483)		496,568,822

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 39.9%
Commercial Paper — 39.9%
AT&T, Inc. 3.167% 3/15/19 (b)	$5,200,000	$5,167,003
Bell Canada 3.121% 3/28/19 (b)	3,600,000	3,573,831
CBS Corp. 2.998% 1/29/19 (b)	6,000,000	5,985,983
Cox Enterprises, Inc. 2.738% 1/02/19 (b)	900,000	899,867
E.I. du Point Nemours & Co. 3.146% 3/14/19 (b)	6,000,000	5,962,977
Entergy Corp. 3.216% 3/04/19 (b)	3,200,000	3,182,965
3.218% 3/08/19 (b)	2,100,000	2,088,048
Experian Finance PLC 3.116% 2/19/19 (b)	6,000,000	5,976,108
FMC Technologies, Inc. 3.219% 3/19/19 (b)	6,000,000	5,959,648
Glencore Funding LLC 3.094% 1/03/19 (b)	3,500,000	3,499,205
Harley-Davidson, Inc. 3.120% 3/25/19 (b)	6,000,000	5,956,292
Hyundai Capital America 3.044% 2/14/19 (b)	3,000,000	2,988,938
Keurig Dr Pepper, Inc. 2.979% 1/15/19 (b)	3,200,000	3,196,307
Mondelez International, Inc. 3.119% 2/19/19 (b)	6,000,000	5,975,142
National Grid PLC 3.102% 1/25/19 (b)	4,000,000	3,992,036
Public Service Company of Colorado 3.027% 1/07/19 (b)	3,800,000	3,798,012
Public Sevice Enterprise Group, Inc. 3.197% 2/27/19 (b)	6,000,000	5,970,642
Rogers Communications, Inc. 3.100% 1/17/19 (b)	5,100,000	5,093,225
Schlumberger Holdings Corp. 3.092% 2/21/19 (b)	6,000,000	5,974,546
Spectra Energy Partners 2.892% 1/09/19 (b)	1,000,000	999,321
3.149% 1/15/19 (b)	2,000,000	1,997,667
Suncor Energy, Inc. 3.199% 3/19/19 (b)	6,000,000	5,959,648
Telus Corp. 3.116% 3/13/19 (b)	5,000,000	4,969,140
The Southern Co. 3.151% 1/18/19 (b)	6,000,000	5,991,540
Transcanada Pipelines Ltd. 3.116% 3/06/19 (b)	6,000,000	5,966,796
Tyco International Holding Sarl 3.476% 3/21/19 (b)	6,000,000	5,959,293

	Principal Amount	Value
United Technologies Corp. 3.089% 1/25/19 (b)	$6,000,000	$5,988,054
VW Credit, Inc. 3.057% 2/07/19 (b)	6,000,000	5,981,462
Walgreens Boots Alliance, Inc. 2.863% 2/12/19 (b)	6,000,000	5,978,909
Xcel Energy, Inc. 3.096% 1/09/19 (b)	6,000,000	5,995,923

		141,028,528

Repurchase Agreement — 0.0%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/18, 1.250%, due 1/02/19 (g)	107,905	107,905

TOTAL SHORT-TERM INVESTMENTS (Cost $141,134,901)		141,136,433

TOTAL INVESTMENTS — 180.5% (Cost $644,486,384) (h)		637,705,255

Other Assets/(Liabilities) — (80.5)%		(284,399,326)

NET ASSETS — 100.0%		$353,305,929

Abbreviation Legend

ABS	Asset-Backed Security
ARS	Auction Rate Security
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at December 31, 2018.

(b)

Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, these securities amounted to a value of $294,531,962 or 83.36% of net assets.

(c)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2018, these securities amounted to a value of $340,929 or 0.10% of net assets.

(d)	All or portion of this security is pledged as collateral for open reverse repurchase agreements. (Note 2).

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(e)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(f)	A portion of this security is pledged/held as collateral for open swap agreements. (Note 2).
(g)

Maturity value of $107,912. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 1/15/27, and an aggregate market value, including accrued interest, of $114,315.

(h)	See Note 6 for aggregate cost for federal tax purposes.

(#) Purchased Swaptions contracts at December 31, 2018:

OTC Counterparty	Units	Notional Amount		Expiration Date	Pay/ Receive Exercise Rate	Description	Premiums Purchased	Value	Unrealized Appreciation/ (Depreciation)
Call
Barclays Bank PLC*	11,240,000	USD	11,240,000	12/13/32	Receive	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 12/15/42, Exercise Rate 2.44%	$561,914	$480,575	$(81,339)

Credit Suisse International*	6,310,000	USD	6,310,000	1/31/33	Receive	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 2/02/43, Exercise Rate 2.61%	302,880	299,879	(3,001)

							864,794	780,454	(84,340)

Put
Barclays Bank PLC*	22,880,000	USD	22,880,000	12/13/32	Pay	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 12/15/42, Exercise Rate 2.94%	$1,143,840	$1,296,368	$152,528

Credit Suisse International*	12,590,000	USD	12,590,000	1/31/33	Pay	3-Month USD LIBOR BBA 10 Year Swaption, Underlying swap terminates 2/02/43, Exercise Rate 3.11%	603,061	649,388	46,327

							1,746,901	1,945,756	198,855

							$2,611,695	$2,726,210	$114,515

*	Contracts are subject to a Master Netting Agreement.

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

Futures contracts at December 31, 2018:

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Long Bond	3/20/19	1	$139,390	$6,610
U.S. Treasury Note 5 Year	3/29/19	13	1,487,827	3,111

				$9,721

Short
U.S. Treasury Note 2 Year	3/29/19	57	$(12,021,242)	$(80,570)

Swap agreements at December 31, 2018:

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Credit Default Swaps — Sell Protection††
OTC Swaps

Goldman Sachs International*	USD	450,000	5/11/63	Monthly	3.000%	CMBX.NA.6† (Rating: BBB-)	$(72,844)	$277	$(72,567)

Goldman Sachs International*	USD	890,000	5/11/63	Monthly	3.000%	CMBX.NA.6† (Rating: BBB-)	(66,447)	(77,074)	(143,521)

Goldman Sachs International*	USD	330,000	5/11/63	Monthly	3.000%	CMBX.NA.6† (Rating: BBB-)	(26,776)	(26,439)	(53,215)

JP Morgan Chase Bank N.A.*	USD	690,000	5/11/63	Monthly	3.000%	CMBX.NA.6† (Rating: BBB-)	(112,119)	850	(111,269)

							$(278,186)	$(102,386)	$(380,572)

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Interest Rate Swaps
Centrally Cleared Swaps

	USD	24,300,000	7/02/20	Quarterly/ Semi-Annually	3-Month USD-LIBOR-BBA	Fixed 2.775%	$24,535	$-	$24,535

	USD	10,160,000	12/04/21	Quarterly/ Semi-Annually	3-Month USD-LIBOR-BBA	Fixed 2.988%	114,792	-	114,792

							$139,327	$-	$139,327

OTC Swaps

Bank of America N.A.*	USD	8,500,000	11/20/19	Pay at Maturity	2.012%	U.S. Consumer Price Index	$(50,568)	$-	$(50,568)

Bank of America N.A.*	USD	8,500,000	1/11/20	Pay at Maturity	2.057%	U.S. Consumer Price Index	(78,179)	-	(78,179)

Bank of America N.A.*	USD	5,300,000	1/19/20	Pay at Maturity	2.095%	U.S. Consumer Price Index	(54,892)	-	(54,892)

Bank of America N.A.*	USD	27,600,000	10/01/20	Pay at Maturity	2.314%	U.S. Consumer Price Index	(488,900)	-	(488,900)

JP Morgan Chase Bank N.A.*	USD	17,000,000	12/20/19	Pay at Maturity	1.910%	U.S. Consumer Price Index	(94,059)	-	(94,059)

							$(766,598)	$-	$(766,598)

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

Collateral for swap agreements held by Bank of America N.A. amounted to $540,000 in cash at December 31, 2018; and collateral for swap agreements held by Goldman Sachs International, and Credit Suisse International amounted to $373,261 and $142,245 in securities, respectively, at December 31, 2018.

*	Contracts are subject to a Master Netting Agreement.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††

For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

Reverse Repurchase agreements at December 31, 2018:

Description	Value	Value Including Accrued Interest
Agreement with BNP Paribas SA, dated 12/04/18, 2.680%, to be repurchased on demand until 3/04/19 at value plus accrued interest.	$59,763,375	$59,887,948
Agreement with CIBC, dated 11/02/18, 2.500%, to be repurchased on demand until 2/05/19 at value plus accrued interest.	9,566,989	9,606,851
Agreement with Daiwa Securities, dated 12/11/18, 2.680%, to be repurchased on demand until 3/08/19 at value plus accrued interest.	50,001,250	50,079,419
Agreement with Goldman Sachs & Co., dated 11/20/18, 2.650%, to be repurchased on demand until 2/20/19 at value plus accrued interest.	33,243,316	33,346,094
Agreement with HSBC Bank USA, dated 12/18/18, 2.700%, to be repurchased on demand until 3/18/19 at value plus accrued interest.	21,697,500	21,720,282
Agreement with HSBC Bank USA, dated 12/06/18, 2.600%, to be repurchased on demand until 1/04/19 at value plus accrued interest.	61,420,625	61,535,959
Agreement with Morgan Stanley & Co. LLC, dated 11/02/18, 2.560%, to be repurchased on demand until 2/05/19 at value plus accrued interest.	32,763,750	32,903,542

	$268,456,805	$269,080,095

Currency Legend

USD	U.S. Dollar

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments

December 31, 2018

	Principal Amount	Value
BONDS & NOTES — 98.6%

CORPORATE DEBT — 45.3%
Advertising — 0.1%
The Interpublic Group of Cos., Inc. 3.750% 10/01/21	$200,000	$201,248

Aerospace & Defense — 0.5%
Harris Corp. 2.700% 4/27/20	954,000	945,875

Agriculture — 1.3%
Bunge Ltd. Finance Corp. 3.500% 11/24/20	1,080,000	1,077,388
Imperial Brands Finance PLC 2.950% 7/21/20 (a)	1,087,000	1,070,766
Reynolds American, Inc. 4.000% 6/12/22	540,000	534,179

		2,682,333

Airlines — 0.4%
American Airlines Pass-Through Trust, Series 2014-1, Class B, 4.375% 4/01/24	26,326	26,046
Delta Air Lines, Inc. 3.625% 3/15/22	750,000	733,943

		759,989

Auto Manufacturers — 1.7%
Ford Motor Credit Co. LLC 3.218% FRN 4/05/21 (b)	405,000	394,612
3.851% FRN 2/15/23 (b)	575,000	531,956
General Motors Financial Co., Inc. 3.250% 1/05/23	1,290,000	1,214,821
Hyundai Capital America 2.000% 7/01/19 (a)	65,000	64,582
2.550% 2/06/19 (a)	140,000	139,919
3.000% 10/30/20 (a)	800,000	790,988
Nissan Motor Acceptance Corp. 1.900% 9/14/21 (a)	380,000	361,875

		3,498,753

Auto Parts & Equipment — 0.5%
Lear Corp. 5.375% 3/15/24	920,000	946,392

Banks — 7.9%
Banco Santander SA 3.500% 4/11/22	1,200,000	1,177,608
Bancolombia SA 5.950% 6/03/21	195,000	202,313
Bank of America Corp. 3 mo. USD LIBOR + .930% 2.816% VRN 7/21/23	2,150,000	2,079,635
Barclays PLC 4.009% FRN 5/16/24 (b)	485,000	461,826

	Principal Amount	Value
Citigroup, Inc. 3.142% VRN 1/24/23 (b)	$995,000	$977,340
Compass Bank 5.500% 4/01/20	1,150,000	1,175,576
Discover Bank 3.350% 2/06/23	923,000	898,411
4.200% 8/08/23	310,000	310,071
First Horizon National Corp. 3.500% 12/15/20	1,130,000	1,129,931
The Goldman Sachs Group, Inc. 3.200% 2/23/23	2,105,000	2,041,775
JP Morgan Chase & Co. 4.500% 1/24/22	990,000	1,020,082
Macquarie Bank Ltd. 2.850% 1/15/21 (a)	130,000	128,566
Mitsubishi UFJ Financial Group, Inc. 2.665% 7/25/22	1,170,000	1,137,044
Morgan Stanley 3.750% 2/25/23	1,220,000	1,217,849
Sumitomo Mitsui Financial Group, Inc. 2.058% 7/14/21	585,000	566,550
2.846% 1/11/22	150,000	147,244
SVB Financial Group 5.375% 9/15/20	75,000	77,366
Synchrony Bank 3.000% 6/15/22	1,105,000	1,032,544
Turkiye Garanti Bankasi AS 4.750% 10/17/19 (a)	370,000	364,968

		16,146,699

Beverages — 1.1%
Anheuser-Busch InBev Worldwide, Inc. 3.500% 1/12/24	1,075,000	1,051,506
Keurig Dr Pepper, Inc. 4.057% 5/25/23 (a)	625,000	622,837
Molson Coors Brewing Co. 2.100% 7/15/21	330,000	318,170
3.500% 5/01/22	197,000	195,821

		2,188,334

Biotechnology — 0.4%
Celgene Corp. 3.250% 2/20/23	510,000	497,991
4.000% 8/15/23	330,000	331,502

		829,493

Building Materials — 1.1%
Holcim US Finance Sarl & Co. 6.000% 12/30/19 (a)	960,000	983,164
Martin Marietta Materials, Inc. 3 mo. USD LIBOR + .650% 3.327% FRN 5/22/20	395,000	392,869

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Masco Corp. 3.500% 4/01/21	$270,000	$268,740
7.125% 3/15/20	65,000	67,900
Standard Industries, Inc. 5.500% 2/15/23 (a)	560,000	548,800

		2,261,473

Chemicals — 2.4%
Huntsman International LLC 5.125% 11/15/22	1,250,000	1,259,375
Incitec Pivot Finance LLC 6.000% 12/10/19 (a)	902,000	921,917
LyondellBasell Industries NV 5.000% 4/15/19	365,000	365,397
6.000% 11/15/21	500,000	528,509
RPM International, Inc. 3.450% 11/15/22	8,000	7,925
6.125% 10/15/19	728,000	741,254
The Sherwin-Williams Co. 2.750% 6/01/22	535,000	517,885
Syngenta Finance NV 3.698% 4/24/20 (a)	440,000	436,812

		4,779,074

Commercial Services — 0.2%
S&P Global, Inc. 3.300% 8/14/20	435,000	435,857

Computers — 0.9%
Dell International LLC/EMC Corp. 4.420% 6/15/21 (a)	725,000	723,804
DXC Technology Co. 2.875% 3/27/20	230,000	228,012
Leidos Holdings, Inc. 4.450% 12/01/20	835,000	828,738

		1,780,554

Diversified Financial Services — 2.1%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.500% 5/15/21	1,010,000	1,012,915
Aircastle Ltd. 5.000% 4/01/23	1,210,000	1,214,755
Antares Holdings LP 6.000% 8/15/23 (a)	660,000	652,439
Genpact Luxembourg Sarl 3.700% STEP 4/01/22	1,035,000	1,027,129
Lazard Group LLC 4.250% 11/14/20	457,000	463,079

		4,370,317

Electric — 1.5%
Ameren Corp. 2.700% 11/15/20	455,000	448,917
EDP Finance BV 4.125% 1/15/20 (a)	452,000	452,470

	Principal Amount	Value
Enel Finance International NV 2.875% 5/25/22 (a)	$485,000	$456,970
Entergy Texas, Inc. 2.550% 6/01/21	95,000	93,469
7.125% 2/01/19	798,000	800,204
Israel Electric Corp. Ltd. 7.250% 1/15/19 (a)	283,000	283,119
Puget Energy, Inc. 6.000% 9/01/21	260,000	275,036
6.500% 12/15/20	255,000	269,398

		3,079,583

Electronics — 0.2%
FLIR Systems, Inc. 3.125% 6/15/21	230,000	226,763
Tech Data Corp. 3.700% 2/15/22	240,000	235,468

		462,231

Foods — 0.3%
McCormick & Co., Inc. 2.700% 8/15/22	570,000	552,705

Health Care – Products — 0.5%
Becton Dickinson & Co. 3.678% FRN 12/29/20 (b)	1,085,000	1,074,095

Health Care – Services — 0.6%
Cigna Holding Co. 4.000% 2/15/22	316,000	319,234
4.500% 3/15/21	790,000	807,209

		1,126,443

Home Builders — 0.5%
Lennar Corp. 4.500% 11/15/19	1,028,000	1,020,290

Household Products & Wares — 0.3%
Church & Dwight Co., Inc. 2.875% 10/01/22	565,000	555,666

Insurance — 3.2%
American International Group, Inc. 3.300% 3/01/21	550,000	548,135
AmTrust Financial Services, Inc. 6.125% 8/15/23	585,000	528,632
Athene Global Funding 4.000% 1/25/22 (a)	1,240,000	1,252,697
CNA Financial Corp. 5.750% 8/15/21	443,000	467,516
Enstar Group Ltd. 4.500% 3/10/22	575,000	578,839
Jackson National Life Global Funding 2.500% 6/27/22 (a)	945,000	913,621
Lincoln National Corp. 4.000% 9/01/23	122,000	124,370
6.250% 2/15/20	500,000	516,075

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Reinsurance Group of America, Inc. 5.000% 6/01/21	$600,000	$622,929
Trinity Acquisition PLC 3.500% 9/15/21	470,000	465,433
Willis Towers Watson PLC 5.750% 3/15/21	370,000	386,948

		6,405,195

Investment Companies — 0.9%
Ares Capital Corp. 3.625% 1/19/22	30,000	29,125
3.875% 1/15/20	678,000	679,423
BlackRock TCP Capital Corp. 4.125% 8/11/22	675,000	650,437
FS KKR Capital Corp. 4.000% 7/15/19	470,000	469,468

		1,828,453

Leisure Time — 0.5%
Brunswick Corp. 4.625% 5/15/21 (a)	1,088,000	1,068,510

Lodging — 0.4%
Marriott International, Inc. 2.300% 1/15/22	30,000	28,842
2.875% 3/01/21	775,000	764,244

		793,086

Machinery – Diversified — 1.0%
CNH Industrial Capital LLC 3.375% 7/15/19	353,000	350,353
3.875% 10/15/21	635,000	630,745
4.875% 4/01/21	115,000	116,852
Wabtec Corp. 4.150% 3/15/24	870,000	840,721

		1,938,671

Media — 1.0%
Charter Communications Operating LLC/Charter Communications Operating Capital 3.579% 7/23/20	505,000	504,455
Discovery Communications LLC 2.950% 3/20/23	435,000	416,183
Sirius XM Radio, Inc. 3.875% 8/01/22 (a)	1,147,000	1,089,650

		2,010,288

Mining — 1.3%
Glencore Finance Canada Ltd. 4.250% STEP 10/25/22 (a)	254,000	253,196
Glencore Funding LLC 3.000% 10/27/22 (a)	260,000	246,844
4.125% 5/30/23 (a)	590,000	579,373
Kinross Gold Corp. 5.125% 9/01/21	470,000	468,825
5.950% 3/15/24	550,000	547,250

	Principal Amount	Value
Newcrest Finance Pty Ltd. 4.200% 10/01/22 (a)	$565,000	$568,014

		2,663,502

Office Equipment/Supplies — 0.6%
Pitney Bowes, Inc. 3.875% STEP 10/01/21	1,340,000	1,254,575

Oil & Gas — 0.7%
Antero Resources Corp. 5.375% 11/01/21	246,000	237,390
Continental Resources, Inc. 5.000% 9/15/22	568,000	563,970
EQT Corp. 3.000% 10/01/22	565,000	535,748

		1,337,108

Packaging & Containers — 0.5%
Graphic Packaging International LLC 4.750% 4/15/21	944,000	941,640

Pharmaceuticals — 2.9%
Bayer US Finance II LLC 3.798% FRN 12/15/23 (a) (b)	980,000	938,023
Cardinal Health, Inc. 3 mo. USD LIBOR + .770% 3.558% FRN 6/15/22	1,090,000	1,078,052
CVS Health Corp. 2.125% 6/01/21	840,000	810,486
3.700% 3/09/23	305,000	301,735
Express Scripts Holding Co. 3.300% 2/25/21	1,195,000	1,190,613
Shire Acquisitions Investments Ireland DAC 2.400% 9/23/21	235,000	227,241
2.875% 9/23/23	360,000	340,314
Teva Pharmaceutical Finance Netherlands III BV 2.200% 7/21/21	1,125,000	1,034,114

		5,920,578

Pipelines — 0.5%
Energy Transfer Operating LP 4.200% 9/15/23	1,060,000	1,044,672

Private Equity — 0.5%
Hercules Capital, Inc. 4.625% 10/23/22	1,110,000	1,083,193

Real Estate Investment Trusts (REITS) — 1.3%
American Tower Corp. 2.250% 1/15/22	415,000	397,158
3.000% 6/15/23	640,000	615,759
Crown Castle International Corp. 3.400% 2/15/21	514,000	513,821
Digital Realty Trust LP 3.400% 10/01/20	220,000	219,298

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Healthcare Trust of America Holdings LP 2.950% 7/01/22	$275,000	$267,292
Simon Property Group LP 2.350% 1/30/22	450,000	437,030
Weyerhaeuser Co. 7.375% 10/01/19	135,000	138,716

		2,589,074

Retail — 1.5%
Advance Auto Parts, Inc. 4.500% 12/01/23	306,000	313,193
Dollar Tree, Inc. 3.700% 5/15/23	1,090,000	1,071,835
O’Reilly Automotive, Inc. 3.800% 9/01/22	123,000	124,324
3.850% 6/15/23	503,000	505,478
QVC, Inc. 4.375% 3/15/23	1,060,000	1,017,105

		3,031,935

Semiconductors — 0.8%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.000% 1/15/22	740,000	711,661
Microchip Technology, Inc. 3.922% 6/01/21 (a)	390,000	386,875
NXP BV/NXP Funding LLC 4.125% 6/01/21 (a)	570,000	562,875

		1,661,411

Telecommunications — 1.6%
Ericsson LM 4.125% 5/15/22	1,500,000	1,475,423
Hughes Satellite Systems Corp. 6.500% 6/15/19	883,000	890,726
Sprint Communications, Inc. 9.250% 4/15/22	430,000	491,275
Verizon Communications, Inc. 2.946% 3/15/22	480,000	474,943

		3,332,367

Transportation — 0.3%
Ryder System, Inc. 3.400% 3/01/23	175,000	172,696
3.750% 6/09/23	482,000	479,038

		651,734

Trucking & Leasing — 1.3%
DAE Funding LLC 4.000% 8/01/20 (a)	205,000	199,875
GATX Corp. 2.600% 3/30/20	455,000	450,577
Park Aerospace Holdings Ltd. 5.250% 8/15/22 (a)	1,045,000	1,011,037

	Principal Amount	Value
Penske Truck Leasing Co. LP/PTL Finance Corp. 3.300% 4/01/21 (a)	$150,000	$148,982
3.375% 2/01/22 (a)	20,000	19,777
4.875% 7/11/22 (a)	860,000	890,407

		2,720,655

TOTAL CORPORATE DEBT (Cost $93,946,448)		91,974,051

MUNICIPAL OBLIGATIONS — 0.0%
Louisiana State Public Facilities Authority, Series 2011-A, Class A2, 3 mo. USD LIBOR + 0.900%, 3.390% FRN 4/26/27	40,551	40,588

TOTAL MUNICIPAL OBLIGATIONS (Cost $40,551)		40,588

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 50.5%
Auto Floor Plan ABS — 0.6%
Navistar Financial Dealer Note Master Owner Trust II Series 2018-1, Class C, 3.556% FRN 9/25/23 (a) (b)	160,000	160,318
Series 2018-1, Class D, 4.056% FRN 9/25/23 (a) (b)	230,000	231,559
NextGear Floorplan Master Owner Trust Series 2016-2A, Class A2, 2.190% 9/15/21 (a)	480,000	476,630
Series 2016-1A, Class A1, 1 mo. LIBOR + 1.700% 4.155% FRN 4/15/21 (a)	370,000	371,387

		1,239,894

Automobile ABS — 7.4%
American Credit Acceptance Receivables Trust, Series 2017-4, Class C 2.940% 1/10/24 (a)	770,000	766,520
Canadian Pacer Auto Receivables Trust, Series 2018-2A, Class B 3.630% 1/19/24 (a)	180,000	182,590
CPS Auto Trust Series 2018-A, Class A, 2.160% 5/17/21 (a)	97,584	97,172
Series 2017-A, Class B, 2.680% 5/17/21 (a)	1,150,000	1,146,523
Series 2018-C, Class B, 3.430% 7/15/22 (a)	180,000	180,033

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Drive Auto Receivables Trust Series 2017-2, Class C, 2.750% 9/15/23	$140,000	$139,761
Series 2017-1, Class C, 2.840% 4/15/22	270,000	269,785
Series 2018-2, Class B, 3.220% 4/15/22	200,000	199,794
Series 2018-4, Class C, 3.660% 11/15/24	230,000	231,003
DT Auto Owner Trust, Series 2018-1A, Class B 3.040% 1/18/22 (a)	290,000	289,267
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 1.830% 9/20/21 (a)	4,647	4,644
Exeter Automobile Receivables Trust Series 2018-1A, Class B, 2.750% 4/15/22 (a)	270,000	268,674
Series 2016-3A, Class B, 2.840% 8/16/21 (a)	257,245	256,907
Series 2018-2A, Class B, 3.270% 5/16/22 (a)	250,000	249,715
Series 2015-2A, Class C, 3.900% 3/15/21 (a)	535,407	536,717
First Investors Auto Owner Trust Series 2017-3A, Class B, 2.720% 4/17/23 (a)	340,000	337,019
Series 2018-1A, Class A2, 3.220% 1/17/23 (a)	290,000	290,767
Flagship Credit Auto Trust Series 2015-3, Class A, 2.380% 10/15/20 (a)	7,979	7,974
Series 2016-4, Class B, 2.410% 10/15/21 (a)	910,000	904,343
Series 2018-1, Class A, 2.590% 6/15/22 (a)	501,760	499,448
Series 2016-1, Class A, 2.770% 12/15/20 (a)	34,101	34,087
Series 2017-1, Class B, 2.830% 3/15/23 (a)	615,000	613,304
Series 2017-4, Class C, 2.920% 11/15/23 (a)	650,000	640,838
Series 2018-1, Class B, 3.130% 1/17/23 (a)	1,250,000	1,245,851
GLS Auto Receivables Trust, Series 2018-3A, Class A 3.350% 8/15/22 (a)	304,015	304,079
Hertz Vehicle Financing II LP Series 2018-1A, Class A, 3.290% 2/25/24 (a)	1,560,000	1,534,369
Series 2017-1A, Class B, 3.560% 10/25/21 (a)	910,000	907,565
Series 2018-1A, Class B, 3.600% 2/25/24 (a)	770,000	759,866

	Principal Amount	Value
Hertz Vehicle Financing LLC, Series 2018-3A, Class B 4.370% 7/25/24 (a)	$330,000	$334,475
Oscar US Funding Trust II, Series 2015-1A, Class A4 2.440% 6/15/22 (a)	212,865	212,226
Oscar US Funding Trust IX LLC, Series 2018-2A, Class A4 3.630% 9/10/25 (a)	260,000	262,612
Oscar US Funding Trust VI, Series 2017-1A, Class A3 2.820% 6/10/21 (a)	240,000	239,219
Oscar US Funding Trust VIII LLC, Series 2018-1A, Class A2A 2.910% 4/12/21 (a)	249,325	248,756
Securitized Equipment Receivable 3.760% 10/11/24	270,000	270,903
4.200% 10/11/24	310,000	311,125
Tesla Auto Lease Trust Series 2018-A, Class B, 2.750% 2/20/20 (a)	150,000	149,526
Series 2018-B, Class A, 3.710% 8/20/21 (a)	175,000	175,611

		15,103,068

Commercial MBS — 1.9%
BAMLL Commercial Mortgage Securities Trust, Series 2018-DSNY, Class C, 3.805% FRN 9/15/34 (a) (b)	130,000	129,408
BHMS Mortgage Trust, Series 2018-ATLS, Class B, 3.955% FRN 7/15/35 (a) (b)	950,000	941,183
BX Commercial Mortgage Trust, Series 2018-IND, Class E, 4.155% FRN 11/15/35 (a) (b)	419,374	413,223
Commercial Mortgage Pass-Through Certificates, Series 2014-CR14, Class A2 3.147% 2/10/47	98,073	97,017
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM, 5.666% VRN 7/10/38 (b)	109,826	110,864
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2018-LAQ, Class A, 3.455% FRN 6/15/32 (a) (b)	850,000	846,774
MSCG Trust, Series 2018-SELF, Class C, 3.635% FRN 10/15/37 (a) (b)	90,000	88,396
RETL, Series 2018-RVP, Class A, 3.555% FRN 3/15/33 (a) (b)	457,865	453,223

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ, 5.481% VRN 8/15/39 (b)	$10,422	$10,447
TPG Real Estate Finance Issuer Ltd., Series 2018-FL1, Class A, 3.205% FRN 2/15/35 (a) (b)	311,021	306,959
Velocity Commercial Capital Loan Trust, Series 2016-2, Class AFX, 2.997% VRN 10/25/46 (b)	224,902	223,570
VMC Finance LLC, Series 2018-FL1, Class A, 3.275% FRN 3/15/35 (a) (b)	338,173	335,306

		3,956,370

Home Equity ABS — 0.1%
Countrywide Partnership Trust, Series 2004-EC1, Class M1, 1 mo. USD LIBOR + .900% 3.406% FRN 2/25/35	102,644	100,146
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A, 1 mo. USD LIBOR + .240% 2.746% FRN 10/25/34 (a)	104,438	103,995

		204,141

Other ABS — 19.8%
321 Henderson Receivables I LLC Series 2006-1A, Class A1, 1 mo. USD LIBOR + .200% 2.655% FRN 3/15/41 (a)	64,169	63,113
Series 2010-3A, Class A, 3.820% 12/15/48 (a)	221,059	224,178
AASET US Ltd., Series 2018-2A, Class A 4.454% 11/18/38 (a)	337,654	341,088
Adams Outdoor Advertising LP, Series 2018-1, Class A 4.810% 11/15/48 (a)	399,523	410,897
ALM VII Ltd., Series 2012-7A, Class A1R, 3 mo. USD LIBOR + 1.480% 3.916% FRN 10/15/28 (a)	370,000	370,185
American Tower Trust #1, Series 13, Class 2A 3.070% 3/15/48 (a)	500,000	489,749
Arbys Funding LLC, Series 2015-1A, Class A2 4.969% 10/30/45 (a)	291,000	301,221
Ascentium Equipment Receivables Trust Series 2018-2A, Class B, 3.760% 5/10/24 (a)	709,000	721,969
Series 2018-2A, Class E, 5.180% 7/10/26 (a)	640,000	652,567
Avant Loans Funding Trust, Series 2018-A, Class A 3.090% 6/15/21 (a)	193,518	193,206

	Principal Amount	Value
Avery Point III CLO Ltd., Series 2013-3A, Class AR, 3 mo. USD LIBOR + 1.120% 3.565% FRN 1/18/25 (a)	$251,861	$251,261
Bain Capital Credit CLO, Series 2017-1A, Class A1, 3 mo. USD LIBOR + 1.250% 3.719% FRN 7/20/30 (a)	350,000	347,624
BlueVirgo Trust, Series 2015-1A, Class NOTE 3.000% 12/15/22 (a)	111,219	111,219
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A 2.940% 5/25/29 (a)	168,114	165,941
CAL Funding II Ltd., Series 2018-2A, Class A 4.340% 9/25/43 (a)	282,750	289,585
Capital Automotive LLC, Series 2012-1A, Class A1 3.870% 4/15/47 (a)	255,667	256,784
Castlelake Aircraft Structured Trust, Series 2018-1, Class A 4.125% 6/15/43 (a)	356,791	362,417
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A 2.000% 12/10/23 (a)	22,618	22,491
CLI Funding VI LLC, Series 2017-1A, Class A 3.620% 5/18/42 (a)	496,841	494,994
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A, 1 mo. USD LIBOR + .460% 2.966% FRN 9/25/34	10,463	10,359
Denali Capital CLO X LLC, Series 2013-1A, Class A1, 3.558% FRN 10/26/27 (a) (b)	350,000	348,082
Diamond Resorts Owner Trust Series 2015-2, Class A, 2.990% 5/22/28 (a)	61,393	61,196
Series 2016-1, Class A, 3.080% 11/20/28 (a)	355,563	351,139
Series 2015-2, Class B, 3.540% 5/22/28 (a)	41,482	41,327
Series 2018-1, Class A, 3.700% 1/21/31 (a)	330,288	332,989
Domino’s Pizza Master Issuer LLC, Series 2018-1A, Class A2I 4.116% 7/25/48 (a)	358,200	353,741
Drug Royalty Corp., Inc., Series 2012-1, Class A1, 3 mo. USD LIBOR + 5.250% 7.322% FRN 7/15/24 (a)	12,667	12,696
Drug Royalty II LP, Series 2014-1, Class A1, 3 mo. USD LIBOR + 2.850% 5.286% FRN 7/15/23 (a)	52,794	53,132

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Elara HGV Timeshare Issuer LLC Series 2017-A, Class A, 2.690% 3/25/30 (a)	$192,070	$189,871
Series 2016-A, Class A, 2.730% 4/25/28 (a)	344,151	340,716
Series 2014-A, Class B, 3.020% VRN 2/25/27 (a) (b)	63,928	62,306
Entegry New Orleans Storm Recovery Funding I LLC, Series 2015-1, Class A 2.670% 6/01/27	66,510	65,440
FRS I LLC, Series 2013-1A, Class A1 1.800% 4/15/43 (a)	8,945	8,917
Galaxy XX CLO Ltd., Series 2015-20A, Class AR, 3.469% FRN 4/20/31 (a) (b)	600,000	592,459
Global SC Finance II SRL, Series 2013-1A, Class A 2.980% 4/17/28 (a)	127,833	125,981
Global SC Finance IV Ltd., Series 2017-1A, Class A 3.850% 4/15/37 (a)	273,708	272,346
Goodgreen Trust Series 2016-1A, Class A, 3.230% 10/15/52 (a)	408,844	402,222
Series 2018-1A, Class A, 3.930% VRN 10/15/53 (a) (b)	340,665	346,571
GSAMP Trust, Series 2005-AHL, Class M1, 1 mo. USD LIBOR + .645% 3.151% FRN 4/25/35	14,048	13,949
Hero Funding Trust Series 2017-3A, Class A1, 3.190% 9/20/48 (a)	266,328	263,544
Series 2016-4A, Class A1, 3.570% 9/20/47 (a)	269,898	273,062
Series 2015-1A, Class A, 3.840% 9/21/40 (a)	595,362	604,213
Series 2018-1A, Class A2, 4.670% 9/20/48 (a)	480,408	500,147
Hilton Grand Vacations Trust Series 2014-AA, Class A, 1.770% 11/25/26 (a)	83,929	82,690
Series 2013-A, Class A, 2.280% 1/25/26 (a)	64,069	63,766
Series 2017-AA, Class B, 2.960% 12/26/28 (a) (b)	217,769	212,924
KREF Ltd., Series 2018-FL1, Class AS, 3.652% FRN 6/15/36 (a) (b)	1,150,000	1,132,256
LCM XXIII Ltd., Series 23A, Class A1, 3 mo. USD LIBOR + 1.400% 3.869% FRN 10/20/29 (a)	590,000	588,767

	Principal Amount	Value
Lendmark Funding Trust Series 2017-1A, Class A, 2.830% 12/22/25 (a)	$240,000	$236,880
Series 2018-1A, Class A, 3.810% 12/21/26 (a)	350,000	349,410
Madison Park Funding XXII Ltd., Series 2016-22A, Class A, 3 mo. USD LIBOR + 1.480% 3.970% FRN 10/25/29 (a)	420,000	420,214
Magnetite XI Ltd., Series 2014-11A, Class A1R, 3 mo. USD LIBOR + 1.120% 3.565% FRN 1/18/27 (a)	700,000	697,166
Mariner Finance Issuance Trust Series 2017-BA, Class A, 2.920% 12/20/29 (a)	900,000	890,576
Series 2017-AA, Class A, 3.620% 2/20/29 (a)	400,000	401,726
Series 2018-AA, Class A, 4.200% 11/20/30 (a)	903,000	913,058
Marlette Funding Trust Series 2017-2A, Class A, 2.390% 7/15/24 (a)	52,411	52,340
Series 2017-1A, Class A, 2.827% 3/15/24 (a)	78,178	78,146
Series 2018-2A, Class A, 3.060% 7/17/28 (a)	201,435	201,283
Series 2018-3A, Class A, 3.200% 9/15/28 (a)	510,515	509,796
Mosaic Solar Loans LLC Series 2017-2A, Class D, 0.000% 6/22/43 (a)	243,849	227,791
Series 2018-2GS, Class A, 4.200% 2/22/44 (a)	330,037	329,575
Series 2017-1A, Class A, 4.450% 6/20/42 (a)	85,691	86,327
MVW Owner Trust Series 2013-1A, Class A, 2.150% 4/22/30 (a)	63,941	63,219
Series 2014-2, Class A, 2.250% 9/22/31 (a)	108,710	106,825
Series 2016-1A, Class A, 2.250% 12/20/33 (a)	43,384	42,430
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class BR, 3 mo. USD LIBOR + 1.250% 3.686% FRN 1/15/28 (a) (b)	250,000	242,101
New Residential Advance Receivables Trust, Series 2016-T2, Class AT2 2.575% 10/15/49 (a)	975,000	968,919
NP Ferrum LLC Series 15-1A, Class A1, 2.707% 2/19/45 (a) (c)	45,265	44,759

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 16-1A, Class A1, 3.968% 3/19/46 (a) (c)	$131,145	$132,583
NP SPE II LLC, Series 2017-1A, Class A1 3.372% 10/21/47 (a)	167,025	164,964
NRZ Advance Receivables Trust, Series 2016-T4, Class AT4 3.107% 12/15/50 (a)	700,000	698,816
OCP CLO Ltd., Series 2015-8A, Class A2AR, 3.899% FRN 4/17/27 (a) (b)	650,000	636,442
OHA Loan Funding Ltd. Series 2015-1A, Class AR, 3 mo. USD LIBOR + 1.410% 4.026% FRN 8/15/29 (a)	590,000	589,984
Series 2012-1A, Class B1R, 3 mo. USD LIBOR + 1.850% 4.327% FRN 1/23/27 (a)	600,000	598,836
Orange Lake Timeshare Trust Series 2014-AA, Class A, 2.290% 7/09/29 (a)	25,591	25,173
Series 2016-A, Class A, 2.610% 3/08/29 (a)	669,294	660,344
Series 2016-A, Class B, 2.910% 3/08/29 (a)	274,457	272,580
Oxford Finance Funding Trust, Series 2016-1A, Class A 3.968% 6/17/24 (a)	151,666	152,136
RAAC, Series 2006-RP2, Class A, 1 mo. USD LIBOR + .250% 2.756% FRN 2/25/37 (a)	890	890
Race Point VIII CLO Ltd., Series 2013-8A, Class AR, 3 mo. USD LIBOR + 1.340% 3.985% FRN 2/20/30 (a)	700,000	696,728
Sierra Receivables Funding Co. LLC Series 2014-3A, Class A, 2.300% 10/20/31 (a)	120,011	119,467
Series 2015-1A, Class A, 2.400% 3/22/32 (a)	240,406	237,451
Sierra Timeshare Receivables Funding LLC Series 2014-2A, Class A, 2.050% VRN 6/20/31 (a) (b)	76,347	76,281
Series 2015-3A, Class A, 2.580% 9/20/32 (a)	51,154	50,641
Series 2016-2A, Class B, 2.780% 7/20/33 (a)	191,747	190,374
Series 2017-1A, Class A, 2.910% 3/20/34 (a)	316,652	313,677
Series 2015-1A, Class B, 3.050% 3/22/32 (a)	293,039	291,951
Series 2015-3A, Class B, 3.080% 9/20/32 (a)	19,675	19,573
Series 2018-2A, Class C, 3.940% 6/20/35 (a)	258,261	260,298

	Principal Amount	Value
SoFi Consumer Loan Program LLC Series 2016-3, Class A, 3.050% 12/26/25 (a)	$135,308	$135,223
Series 2016-2A, Class A, 3.090% 10/27/25 (a)	148,945	148,735
Series 2018-3, Class A1, 3.200% 8/25/27 (a)	248,022	247,540
Series 2016-1A, Class A, 3.260% 8/25/25 (a)	427,117	427,127
Series 2015-2, Class A, 3.280% 9/15/23 (a)	163,868	163,874
Series 2017-2, Class A, 3.280% 2/25/26 (a)	310,470	309,776
Springleaf Funding Trust, Series 2016-AA, Class A 2.900% 11/15/29 (a)	1,426,015	1,417,726
Store Master Funding I-VII, Series 2018-1A, Class A3 4.400% 10/20/48 (a)	319,733	326,228
Taco Bell Funding LLC, Series 2018-1A, Class A2I 4.318% 11/25/48 (a)	1,000,000	1,009,886
TAL Advantage V LLC, Series 2014-2A, Class A2 3.330% 5/20/39 (a)	375,833	374,636
TAL Advantage VI LLC, Series 2017-1A, Class A 4.500% 4/20/42 (a)	417,153	425,482
TCI-Symphony CLO Ltd., Series 2016-1A, Class A, 3 mo. USD LIBOR + 1.480% 3.916% FRN 10/13/29 (a)	300,000	299,996
TLF National Tax Lien Trust, Series 2017-1A, Class A 3.090% 12/15/29 (a)	373,331	372,329
Trafigura Securitisation Finance PLC Series 2018-1A, Class A1, 3.185% FRN 3/15/22 (a) (b)	610,000	610,159
Series 2017-1A, Class B, 1 mo. USD LIBOR + 1.700% 4.155% FRN 12/15/20 (a)	260,000	259,796
Series 2018-1A, Class B, 4.290% 3/15/22 (a)	920,000	928,356
Treman Park CLO Ltd., Series 2015-1A, Class ARR, 3.535% FRN 10/20/28 (a) (b)	1,000,000	989,652
Trinity Rail Leasing LP, Series 2018-1A, Class A1 3.820% 6/17/48 (a)	569,884	578,787
Trip Rail Master Funding LLC Series 2017-1A, Class A1, 2.709% 8/15/47 (a)	135,148	134,015
Series 2011-1A, Class A2, 6.024% 7/15/41 (a)	668,991	711,236

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Triton Container Finance IV LLC, Series 2017-2A, Class A 3.620% 8/20/42 (a)	$914,083	$910,984
Triton Container Finance VI LLC, Series 2018-2A, Class A 4.190% 6/22/43 (a)	522,500	525,909
VSE VOI Mortgage LLC Series 2016-A, Class A, 2.540% 7/20/33 (a)	392,394	385,975
Series 2018-A, Class C, 4.020% 2/20/36 (a)	288,552	290,747
Welk Resorts LLC Series 2015-AA, Class A, 2.790% 6/16/31 (a)	72,529	71,372
Series 2017-AA, Class B, 3.410% 6/15/33 (a)	217,253	213,670
Westgate Resorts LLC Series 2014-1A, Class A, 2.150% 12/20/26 (a)	53,632	53,529
Series 2017-1A, Class A, 3.050% 12/20/30 (a)	202,403	200,894
Series 2015-2A, Class A, 3.200% 7/20/28 (a)	108,283	108,065
Series 2018-1A, Class A, 3.380% 12/20/31 (a)	363,494	362,849
Willis Engine Structured Trust IV, Series 2018-A, Class A, 4.750% STEP 9/15/43 (a)	257,068	263,746
Wingstop Funding LLC, Series 2018-1, Class A2 4.970% 12/05/48 (a)	130,000	131,269

		40,218,595

Student Loans ABS — 15.0%
Access Group, Inc. Series 2015-1, Class A, 1 mo. USD LIBOR + .700% 3.206% FRN 7/25/56 (a)	223,322	223,255
Series 2015-1, Class B, 1 mo. USD LIBOR + 1.500% 4.006% FRN 7/25/58 (a)	140,000	126,044
AccessLex Institute Series 2004-A, Class A3, 28 day ARS 1.699% FRN 7/01/39	1,250,000	1,231,718
Series 2003-A, Class A3, 3 mo. Treasury + 1.200% 3.590% FRN 7/01/38	35,230	34,393
College Ave Student Loans LLC, Series 2018-A, Class A1, 3.706% FRN 12/26/47 (a) (b)	583,838	579,242
College Loan Corp. Trust I, Series 2005-2, Class B, 3 mo. USD LIBOR + .490% 2.926% FRN 1/15/37	209,032	197,078

	Principal Amount	Value
Commonbond Student Loan Trust Series 2018-AGS, Class C, 3.820% 2/25/44 (a)	$230,000	$229,350
Series 2018-BGS, Class C, 4.120% 9/25/45 (a)	230,000	230,665
Series 2018-CGS, Class C, 4.350% 2/25/46 (a)	202,000	201,981
Series 2017-AGS, Class C, 5.280% 5/25/41 (a)	168,219	168,214
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B 2.500% 1/25/30 (a)	82,410	77,160
DRB Prime Student Loan Trust Series 2015-A, Class A3, 2.320% 4/25/30	17,472	17,372
Series 2015-B, Class A3, 2.540% 4/27/26 (a)	29,808	29,470
Series 2015-A, Class A2, 3.060% 7/25/31 (a)	78,181	77,910
Series 2015-D, Class A2, 3.200% 1/25/40 (a)	548,602	552,625
Series 2015-D, Class A1, 1 mo. USD LIBOR + 1.700% 4.206% FRN 1/25/40 (a)	125,356	127,061
Series 2016-R, Class A1, 1 mo. USD LIBOR + 1.900% 4.406% FRN 10/25/44 (a)	524,933	528,608
Series 2016-A, Class A1, 1 mo. USD LIBOR + 2.000% 4.506% FRN 4/25/40 (a)	99,482	101,588
Earnest Student Loan Program LLC Series 2016-C, Class A2, 2.680% 7/25/35 (a)	270,561	269,052
Series 2016-D, Class A2, 2.720% 1/25/41 (a)	239,148	236,499
Series 2016-B, Class A1, 1 mo. USD LIBOR + 2.050% 4.556% FRN 2/26/35 (a)	131,892	133,765
ECMC Group Student Loan Trust Series 2018-1A, Class A, 3.256% FRN 2/27/68 (a) (b)	805,052	803,956
Series 2018-2A, Class A, 3.306% FRN 9/25/68 (a) (b)	531,343	530,895
Series 2017-1A, Class A, 1 mo. USD LIBOR + 1.200% 3.706% FRN 12/27/66 (a)	869,371	879,227
Series 2016-1A, Class A, 1 mo. USD LIBOR + 1.350% 3.856% FRN 7/26/66 (a)	440,763	449,125
EdLinc Student Loan Funding, Series 2017-A, Class A,, 3.350% FRN 12/01/47 (a) (b)	572,609	579,286

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Education Loan Asset-Backed Trust I, Series 2013-1, Class A1, 1 mo. USD LIBOR + .800% 3.306% FRN 6/25/26 (a)	$320,715	$320,824
ELFI Graduate Loan Program LLC Series 2018-A, Class A1, 3.256% FRN 8/25/42 (a) (b)	516,296	513,045
Series 2018-A, Class B, 4.000% 8/25/42 (a)	250,000	245,725
Higher Education Funding I, Series 2004-1, Class B1, 28 day ARS 0.000% FRN 1/01/44 (a)	950,000	836,366
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4, 3 mo. USD LIBOR + .310% 3.132% FRN 9/27/35	20,076	20,027
Laurel Road Prime Student Loan Trust, Series 2017-B, Class CFX 3.610% 8/25/42 (a)	300,912	290,149
Navient Private Education Loan Trust, Series 2018-BA, Class A2B, 3.175% FRN 12/15/59 (a) (b)	170,000	170,476
Navient Private Education Refi Loan Trust, Series 2018-A, Class A1 2.530% 2/18/42 (a)	372,779	370,217
Navient Student Loan Trust Series 2018-1A, Class A3, 3.226% FRN 3/25/67 (a) (b)	850,000	845,238
Series 2017-5A, Class A, 3.306% FRN 7/26/66 (a) (b)	360,411	361,020
Series 2017-1A, Class A3, 1 mo. USD LIBOR + 1.150% 3.656% FRN 7/26/66 (a)	750,000	758,344
Series 2016-5A, Class A, 1 mo. USD LIBOR + 1.250% 3.756% FRN 6/25/65 (a)	662,426	667,385
Series 2016-6A, Class A3, 1 mo. USD LIBOR + 1.300% 3.806% FRN 3/25/66 (a)	560,000	572,069
Nelnet Private Education Loan Trust Series 2016-A, Class A1B, 3.600% 12/26/40 (a)	162,201	157,947
Series 2016-A, Class A1A, 1 mo. USD LIBOR + 1.750% 4.256% FRN 12/26/40 (a)	225,257	224,548
Nelnet Student Loan Trust Series 2005-1, Class A5, 3 mo. USD LIBOR + .110% 2.600% FRN 10/25/33	217,384	214,441
Series 2007-2A, Class A4A2, 28 day ARS 2.856% FRN 6/25/35 (a)	600,000	596,109
Series 2005-2, Class A5, 3 mo. USD LIBOR + .100% 2.924% FRN 3/23/37	226,738	224,591

	Principal Amount	Value
Series 2018-3A, Class A3, 3.256% FRN 9/27/66 (a) (b)	$700,000	$700,885
Series 2014-1A, Class B, 1 mo. USD LIBOR + 1.500% 4.006% FRN 10/25/47 (a)	170,000	163,359
Series 2015-3A, Class B, 1 mo. USD LIBOR + 1.500% 4.006% FRN 6/25/54 (a)	130,000	128,239
Northstar Education Finance, Inc., Series 2005-1, Class A5, 3 mo. USD LIBOR + .750% 3.259% FRN 10/30/45	198,587	197,097
PHEAA Student Loan Trust, Series 2016-2A, Class A, 1 mo. USD LIBOR + .950% 3.456% FRN 11/25/65 (a)	518,084	520,666
SLC Student Loan Trust, Series 2005-1, Class B, 3 mo. USD LIBOR + .200% 2.816% FRN 2/15/45	365,431	339,071
SLM Student Loan Trust Series 2007-5, Class A6, 3 mo. USD LIBOR + .110% 2.600% FRN 1/26/43	116,053	112,117
Series 2005-5, Class A4, 3 mo. USD LIBOR + .140% 2.630% FRN 10/25/28	254,726	252,857
Series 2006-10, Class A6, 3 mo. USD LIBOR + .150% 2.640% FRN 3/25/44	940,000	914,131
Series 2006-7, Class B, 3 mo. USD LIBOR + .200% 2.690% FRN 1/27/42	1,161,621	1,106,998
Series 2006-5, Class B, 3 mo. USD LIBOR + .210% 2.700% FRN 10/25/40	437,416	415,236
Series 2006-10, Class B, 3 mo. USD LIBOR + .220% 2.710% FRN 3/25/44	689,225	646,045
Series 2005-6, Class B, 3 mo. USD LIBOR + .290% 2.780% FRN 1/25/44	595,483	552,562
Series 2003-14, Class A6, 3 mo. USD LIBOR + .300% 2.790% FRN 7/25/25	146,925	146,566
Series 2005-9, Class B, 3 mo. USD LIBOR + .300% 2.790% FRN 1/25/41	440,546	421,276
Series 2005-8, Class B, 3 mo. USD LIBOR + .310% 2.800% FRN 1/25/55	176,478	166,913
Series 2004-3A, Class A6A, 3 mo. USD LIBOR + .550% 3.040% FRN 10/25/64 (a)	850,000	838,296

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2005-9, Class A7A, 3 mo. EURIBOR + .600% 3.090% FRN 1/25/41	$710,000	$704,038
Series 2003-14, Class A7, 3 mo. USD LIBOR + .600% 3.090% FRN 10/25/65 (a)	2,150,000	2,144,018
Series 2005-7, Class A5, 3 mo. USD LIBOR + .750% 3.240% FRN 1/25/40	770,000	763,864
Series 2013-4, Class B, 1 mo. USD LIBOR + 1.500% 4.006% FRN 12/28/70	120,000	116,853
Series 2003-5, Class A7, 28 day ARS 4.490% FRN 6/15/30	50,000	50,000
SMB Private Education Loan Trust Series 2016-C, Class A2B, 1 mo. USD LIBOR + 1.100% 3.555% FRN 9/15/34 (a)	279,272	281,292
Series 2014-A, Class A2B, 1 mo. USD LIBOR + 1.150% 3.605% FRN 5/15/26 (a)	426,929	429,422
Series 2016-B, Class A2B, 1 mo. USD LIBOR + 1.450% 3.905% FRN 2/17/32 (a)	114,233	115,946
SoFi Professional Loan Program LLC Series 2015-A, Class RC, 0.000%3/25/33 (a)	200	207,500
Series 2017-D, Class R1, 0.000%9/25/40 (a)	1,000,000	645,250
Series 2018-A, Class R1, 0.000%2/25/42 (a)	1,000,000	718,200
Series 2018-D, Class R1, 0.000% 2/25/48 (a)	956,000	329,342
Series 2016-D, Class A1, 1 mo. USD LIBOR + .950% 3.456% FRN 1/25/39 (a)	73,814	73,874
Series 2016-B, Class A1, 1 mo. USD LIBOR + 1.200% 3.706% FRN 6/25/33 (a)	126,461	128,052
Series 2016-A, Class A1, 1 mo. USD LIBOR + 1.750% 4.256% FRN 8/25/36 (a)	136,359	138,068

		30,472,093

WL Collateral CMO — 5.7%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7, 4.640% VRN 8/25/34 (b)	5,752	5,664
Countrywide Home Loans, Inc. Series 2004-2, Class 1A1, 3.714% VRN 2/25/34 (b)	3,525	3,410
Series 2003-42, Class 1A1, 3.991% VRN 9/25/33 (b)	777	704

	Principal Amount	Value
Deephaven Residential Mortgage Trust Series 2018-1A, Class A2, 3.027% VRN 12/25/57 (a) (b)	$430,078	$424,232
Series 2018-2A, Class A3, 3.684% VRN 4/25/58 (a) (b)	785,328	787,179
Series 2018-3A, Class A3, 3.963% VRN 8/25/58 (a) (b)	712,255	717,334
Series 2018-4A, Class A3, 4.285% VRN 10/25/58 (a) (b)	915,080	920,756
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1, 4.104% VRN 8/25/34 (b)	1,117	1,069
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, 3.944% VRN 8/25/34 (b)	7,570	7,137
JP Morgan Mortgage Trust Series 2018-1, Class A5, 3.500% VRN 6/25/48 (a) (b)	400,132	394,835
Series 2018-3, Class A5, 3.500% VRN 9/25/48 (a) (b)	602,791	592,955
Series 2018-4, Class A15, 3.500% VRN 10/25/48 (a) (b)	543,550	535,992
Series 2017-6, Class A5, 3.500% VRN 12/25/48 (a) (b)	556,034	549,020
Merrill Lynch Mortgage Investors, Inc. Series 2004-A1, Class IA, 3.792% VRN 2/25/34 (b)	651	603
Series 2003-A4, Class IA, 4.597% VRN 7/25/33 (b)	509	493
New Residential Mortgage Loan Trust, Series 2016-4A, Class A1, 3.750% VRN 11/25/56 (a) (b)	317,258	318,249
PNMAC GMSR Issuer Trust, Series 2018-GT1, Class A, 5.356% FRN 2/25/23 (a) (b)	250,000	250,537
PSMC Trust Series 2018-1, Class A3, 3.500% VRN 2/25/48 (a) (b)	585,512	578,033
Series 2018-2, Class A3, 3.500% VRN 6/25/48 (a) (b)	611,979	604,283
Sequoia Mortgage Trust Series 2015-1, Class A6, 2.500% VRN 1/25/45 (a) (b)	423,833	409,316
Series 2018-3, Class A4, 3.500% VRN 3/25/48 (a) (b)	710,467	701,056
Series 2018-5, Class A4, 3.500% VRN 5/25/48 (a) (b)	565,880	558,386
Series 2018-CH1, Class A10, 4.000% VRN 2/25/48 (a) (b)	349,799	351,613
Series 2018-CH2, Class A12, 4.000% VRN 6/25/48 (a) (b)	854,677	859,144
Series 2018-CH3, Class A11, 4.000% VRN 8/25/48 (a) (b)	598,016	604,897

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Series 2018-7, Class A4, 4.000% VRN 9/25/48 (a) (b)	$230,789	$232,134
Shellpoint Co-Originator Trust, Series 2016-1, Class 2A3, 3.000% VRN 10/25/31 (a) (b)	767,792	746,327
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A, 4.347% VRN 3/25/34 (b)	4,315	4,155
TIAA Bank Mortgage Loan Trust, Series 2018-2, Class A4, 3.500% VRN 7/25/48 (a) (b)	325,361	320,928
Washington Mutual Mortgage Pass-Through Certificates, Series 2004-AR2, Class A, 12 mo. MTA + 1.400% 3.557% FRN 4/25/44	12,233	11,810

		11,492,251

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $102,848,494)		102,686,412

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 1.1%
Collateralized Mortgage Obligations — 1.0%
Federal Home Loan Mortgage Corp. Series 4740, Class CA, 3.000% 5/15/39	274,491	272,242
Series 4491, Class B, 3.000% 8/15/40	433,452	430,319
Series 4720, Class A, 3.000% 3/15/41	370,003	367,387
Federal National Mortgage Association Series 2015-80, Class CA, 3.000% 4/25/40	606,048	600,565
Series 2015-63, Class KA, 3.000% 1/25/41	290,188	288,761
Government National Mortgage Association (b) Series 2014-131, Class BW 3.883% 5/20/41	125,080	133,016

		2,092,290

Pass-Through Securities — 0.1%
Federal Home Loan Mortgage Corp. Pool #C01079 7.500% 10/01/30	321	367
Pool #C01135 7.500% 2/01/31	1,018	1,159
Federal National Mortgage Association Pool #775539 12 mo. USD LIBOR + 1.645% 4.179% FRN 5/01/34	8,681	9,035
Pool #725692 1 year CMT + 2.138% 4.318% FRN 10/01/33	17,579	18,435

	Principal Amount	Value
Pool #888586 1 year CMT + 2.199% 4.379% FRN 10/01/34	$18,321	$19,259
Pool #575667 7.000% 3/01/31	2,308	2,640
Pool #529453 7.500% 1/01/30	496	566
Pool #531196 7.500% 2/01/30	61	69
Pool #530299 7.500% 3/01/30	65	72
Pool #535996 7.500% 6/01/31	1,135	1,294
Pool #523499 8.000% 11/01/29	52	59
Pool #252926 8.000% 12/01/29	24	27
Pool #532819 8.000% 3/01/30	30	34
Pool #534703 8.000% 5/01/30	503	580
Pool #253437 8.000% 9/01/30	27	31
Pool #253481 8.000% 10/01/30	12	14
Pool #602008 8.000% 8/01/31	772	887
Pool #596656 8.000% 8/01/31	160	164
Pool #190317 8.000% 8/01/31	593	685
Pool #597220 8.000% 9/01/31	613	710
Government National Mortgage Association Pool #371146 7.000% 9/15/23	61	64
Pool #352022 7.000% 11/15/23	907	968
Pool #491089 7.000% 12/15/28	1,633	1,779
Pool #500928 7.000% 5/15/29	780	880
Pool #478658 7.000% 5/15/29	409	462
Pool #510083 7.000% 7/15/29	176	197
Pool #499410 7.000% 7/15/29	238	270
Pool #493723 7.000% 8/15/29	476	540
Pool #581417 7.000% 7/15/32	2,307	2,621
Government National Mortgage Association II Pool #008746 1 year CMT + 1.500% 3.125% FRN 11/20/25	816	831
Pool #080136 1 year CMT + 1.500% 3.125% FRN 11/20/27	154	157

		64,856

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $2,195,831)		2,157,146

U.S. TREASURY OBLIGATIONS — 1.7%
U.S. Treasury Bonds & Notes — 1.7%
U.S. Treasury Note 8.000% 11/15/21 (d)	3,020,000	3,477,129

TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,488,091)		3,477,129

TOTAL BONDS & NOTES (Cost $202,519,415)		200,335,326

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
TOTAL PURCHASED OPTIONS (#) — 1.0% (Cost $2,011,623)		$2,101,980

TOTAL LONG-TERM INVESTMENTS (Cost $204,531,038)		202,437,306

SHORT-TERM INVESTMENTS — 0.9%
Commercial Paper — 0.9%
Schlumberger Holdings Corp. 2.906% 1/08/19 (a)	$500,000	499,706
Tyson Foods, Inc. 2.945% 1/04/19 (a)	1,400,000	1,399,586

		1,899,292

TOTAL SHORT-TERM INVESTMENTS (Cost $1,899,384)		1,899,292

TOTAL INVESTMENTS — 100.5% (Cost $206,430,422) (e)		204,336,598

Other Assets/(Liabilities) — (0.5)%		(1,073,291)

NET ASSETS — 100.0%		$203,263,307

Abbreviation Legend

ABS	Asset-Backed Security
ARS	Auction Rate Security
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury Index
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
MTA	Monthly Treasury Average Index
STEP	Step Up Bond
VRN	Variable Rate Note
WL	Whole Loan

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)

Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, these securities amounted to a value of $112,740,245 or 55.47% of net assets.

(b)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rates shown are the current interest rates at December 31, 2018.

(c)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2018, these securities amounted to a value of $177,342 or 0.09% of net assets.

(d)	A portion of this security is pledged/held as collateral for open futures contracts. (Note 2).
(e)	See Note 6 for aggregate cost for federal tax purposes.

(#) Purchased Swaptions contracts at December 31, 2018:

OTC Counterparty	Units	Notional Amount	Expiration Date	Pay/ Receive Exercise Rate	Description	Premiums Purchased	Value	Unrealized Appreciation/ (Depreciation)
Call
Barclays Bank PLC*	6,340,000	USD 6,340,000	12/13/32	Receive	3-Month USD LIBOR BBA 10 Year Swaption, Underlying Swap terminates 12/15/42, Exercise Rate 2.44%	$316,951	$271,072	$(45,879)

Credit Suisse International*	7,310,000	USD 7,310,000	1/31/33	Receive	3-Month USD LIBOR BBA 10 Year Swaption, Underlying Swap terminates 2/02/43, Exercise Rate 2.61%	350,880	347,404	(3,476)

						667,831	618,476	(49,355)

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

OTC Counterparty	Units	Notional Amount		Expiration Date	Pay/ Receive Exercise Rate	Description	Premiums Purchased	Value	Unrealized Appreciation/ (Depreciation)
Put

Barclays Bank PLC*	12,910,000	USD	12,910,000	12/13/32	Pay	3-Month USD LIBOR BBA 10 Year Swaption, Underlying Swap terminates 12/15/42, Exercise Rate 2.94%	$645,410	$731,473	$86,063

Credit Suisse International*	14,580,000	USD	14,580,000	1/31/33	Pay	3-Month USD LIBOR BBA 10 Year Swaption, Underlying Swap terminates 2/02/43, Exercise Rate 3.11%	698,382	752,031	53,649

							1,343,792	1,483,504	139,712

							$2,011,623	$2,101,980	$90,357

*    Contracts are subject to a Master Netting Agreement.

Futures contracts at December 31, 2018:

	Expiration Date	Number of Contracts	Notional Amount	Value/ Net Unrealized Appreciation/ (Depreciation)
Long
U.S. Treasury Note 10 Year	3/20/19	218	$25,942,484	$656,922
U.S. Treasury Note 2 Year	3/29/19	76	16,039,910	95,840

				$752,762

Short
U.S. Treasury Ultra 10 Year	3/20/19	80	$(10,069,742)	$(336,508)
U.S. Treasury Note 5 Year	3/29/19	619	(69,858,233)	(1,133,330)

				$(1,469,838)

Swap agreements at December 31, 2018:

Counterparty	Currency	Notional Amount	Expiration Date	Payment Frequency	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Credit Default Swaps — Sell Protection††
OTC Swaps

Goldman Sachs International*	USD	150,000	5/11/63	Monthly	3.000%	CMBX.NA.6† (Rating: BBB-)	$(12,171)	$(12,018)	$(24,189)

Goldman Sachs International*	USD	410,000	5/11/63	Monthly	3.000%	CMBX.NA.6† (Rating: BBB-)	(66,369)	253	(66,116)

Goldman Sachs International*	USD	410,000	5/11/63	Monthly	3.000%	CMBX.NA.6† (Rating: BBB-)	(30,610)	(35,506)	(66,116)

							$(109,150)	$(47,271)	$(156,421)

*	Contracts are subject to a Master Netting Agreement.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.
††

For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent S&P Global Ratings. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.

The accompanying notes are an integral part of the financial statements.

MML Short-Duration Bond Fund – Portfolio of Investments (Continued)

Currency Legend

USD	U.S. Dollar

Country weightings, as a percentage of net assets, is as follows:

United States	83.3%
Cayman Islands	5.5%
Netherlands	1.9%
Ireland	1.9%
Japan	1.2%
Bermuda	1.0%
Luxembourg	1.0%
United Kingdom	1.0%
Sweden	0.7%
Canada	0.7%
Spain	0.6%
Australia	0.3%
Turkey	0.2%
Israel	0.1%
Colombia	0.1%
Barbados	0.1%

Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments

December 31, 2018

	Number of Shares	Value
EQUITIES — 97.9%

COMMON STOCK — 97.9%
Basic Materials — 3.4%
Iron & Steel — 1.1%
Allegheny Technologies, Inc. (a)	51,525	$1,121,699

Mining — 2.3%
Compass Minerals International, Inc.	19,310	805,034
Kaiser Aluminum Corp.	16,975	1,515,698

		2,320,732

		3,442,431

Communications — 2.9%
Internet — 1.8%
Etsy, Inc. (a)	17,110	813,923
Q2 Holdings, Inc. (a)	20,970	1,039,063

		1,852,986

Media — 1.1%
Houghton Mifflin Harcourt Co. (a)	123,360	1,092,970

		2,945,956

Consumer, Cyclical — 15.2%
Airlines — 1.3%
Spirit Airlines, Inc. (a)	22,350	1,294,512

Auto Manufacturers — 0.7%
Navistar International Corp. (a)	28,090	728,936

Auto Parts & Equipment — 1.6%
Visteon Corp. (a)	25,680	1,547,990

Distribution & Wholesale — 1.3%
Dorman Products, Inc. (a)	14,820	1,334,096

Retail — 10.3%
AutoNation, Inc. (a)	32,410	1,157,037
The Children’s Place, Inc.	16,710	1,505,404
Jack in the Box, Inc.	23,790	1,846,818
The Michaels Cos., Inc. (a)	52,880	715,995
Nu Skin Enterprises, Inc. Class A	18,750	1,149,938
Suburban Propane Partners LP (b)	78,580	1,514,237
Texas Roadhouse, Inc.	20,880	1,246,536
The Wendy’s Co.	82,850	1,293,288

		10,429,253

		15,334,787

Consumer, Non-cyclical — 19.1%
Biotechnology — 2.0%
Emergent BioSolutions, Inc. (a)	20,770	1,231,245
Ligand Pharmaceuticals, Inc. (a)	6,160	835,912

		2,067,157

Commercial Services — 5.8%
ASGN, Inc. (a)	35,851	1,953,879
Korn/Ferry International	54,601	2,158,924
Paylocity Holding Corp. (a)	14,930	898,935

	Number of Shares	Value
Weight Watchers International, Inc. (a)	22,990	$886,265

		5,898,003

Health Care – Products — 5.0%
AtriCure, Inc. (a)	20,710	633,726
Inogen, Inc. (a)	3,440	427,145
Inspire Medical Systems, Inc. (a)	15,779	666,663
Intersect ENT, Inc. (a)	24,510	690,692
Quidel Corp. (a)	16,470	804,065
Repligen Corp. (a)	17,140	903,963
Wright Medical Group NV (a)	34,940	951,067

		5,077,321

Health Care – Services — 3.3%
Addus HomeCare Corp. (a)	12,832	871,036
LHC Group, Inc. (a)	15,630	1,467,344
Teladoc Health, Inc. (a) (c)	19,210	952,240

		3,290,620

Household Products & Wares — 1.0%
Acco Brands Corp.	143,570	973,405

Pharmaceuticals — 2.0%
Diplomat Pharmacy, Inc. (a)	46,820	630,197
Senseonics Holdings, Inc. (a) (c)	121,350	314,297
TherapeuticsMD, Inc. (a) (c)	119,150	453,961
uniQure NV (a)	11,440	329,701
Zogenix, Inc. (a)	7,950	289,857

		2,018,013

		19,324,519

Energy — 2.9%
Energy – Alternate Sources — 1.0%
Renewable Energy Group, Inc. (a) (c)	39,879	1,024,890

Oil & Gas — 1.1%
Matador Resources Co. (a)	68,195	1,059,069

Pipelines — 0.8%
Noble Midstream Partners LP (b)	27,500	793,100

		2,877,059

Financial — 23.5%
Banks — 6.7%
The Bank of NT Butterfield & Son Ltd.	31,809	997,212
BankUnited, Inc.	35,789	1,071,523
Cathay General Bancorp	19,740	661,882
Chemical Financial Corp.	25,022	916,055
Columbia Banking System, Inc.	23,040	836,122
Customers Bancorp, Inc. (a)	27,450	499,590
Heritage Financial Corp.	22,720	675,238
IBERIABANK Corp.	17,160	1,103,045

		6,760,667

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified Financial Services — 2.2%
Federated Investors, Inc. Class B	25,400	$674,370
Focus Financial Partners, Inc. Class A (a)	15,700	413,381
Stifel Financial Corp.	27,030	1,119,583

		2,207,334

Insurance — 1.9%
James River Group Holdings Ltd.	20,155	736,464
ProAssurance Corp.	28,250	1,145,820

		1,882,284

Real Estate Investment Trusts (REITS) — 7.6%
Brandywine Realty Trust	103,330	1,329,857
DiamondRock Hospitality Co.	169,570	1,539,695
EPR Properties	15,090	966,213
Four Corners Property Trust, Inc.	79,540	2,083,948
National Storage Affiliates Trust	68,630	1,815,950

		7,735,663

Savings & Loans — 5.1%
Beneficial Bancorp, Inc.	52,520	750,511
Berkshire Hills Bancorp, Inc.	28,000	755,160
OceanFirst Financial Corp.	39,690	893,422
Pacific Premier Bancorp, Inc. (a)	21,260	542,555
Sterling Bancorp	55,060	909,040
WSFS Financial Corp.	35,170	1,333,295

		5,183,983

		23,769,931

Industrial — 15.2%
Building Materials — 1.9%
Masonite International Corp. (a)	24,103	1,080,537
Summit Materials, Inc. Class A (a)	70,679	876,420

		1,956,957

Electrical Components & Equipment — 3.2%
Energizer Holdings, Inc.	32,480	1,466,472
Generac Holdings, Inc. (a)	35,650	1,771,805

		3,238,277

Electronics — 0.4%
Atkore International Group, Inc. (a)	20,170	400,173

Engineering & Construction — 2.7%
Dycom Industries, Inc. (a)	15,270	825,191
KBR, Inc.	75,216	1,141,779
TopBuild Corp. (a)	16,910	760,950

		2,727,920

Environmental Controls — 2.0%
Advanced Disposal Services, Inc. (a)	52,158	1,248,662
Evoqua Water Technologies Corp. (a)	74,950	719,520

		1,968,182

	Number of Shares	Value
Machinery – Diversified — 0.4%
The Manitowoc Co., Inc. (a)	29,187	$431,092

Metal Fabricate & Hardware — 1.2%
Rexnord Corp. (a)	53,040	1,217,268

Miscellaneous – Manufacturing — 0.9%
EnPro Industries, Inc.	14,630	879,263

Transportation — 1.4%
CryoPort, Inc. (a) (c)	25,370	279,831
Genesee & Wyoming, Inc. Class A (a)	15,800	1,169,516

		1,449,347

Trucking & Leasing — 1.1%
The Greenbrier Cos., Inc.	27,770	1,098,026

		15,366,505

Technology — 12.1%
Computers — 3.0%
CACI International, Inc. Class A (a)	14,531	2,092,900
Perspecta, Inc.	52,028	895,922

		2,988,822

Semiconductors — 2.3%
Brooks Automation, Inc.	36,880	965,518
MKS Instruments, Inc.	21,480	1,387,823

		2,353,341

Software — 6.8%
Blackline, Inc. (a)	24,780	1,014,741
Envestnet, Inc. (a)	14,350	705,876
j2 Global, Inc.	23,561	1,634,662
Pegasystems, Inc.	23,966	1,146,294
SendGrid, Inc. (a)	12,804	552,749
Zynga, Inc. Class A (a)	454,702	1,786,979

		6,841,301

		12,183,464

Utilities — 3.6%
Electric — 2.6%
Black Hills Corp.	23,970	1,504,837
NorthWestern Corp.	19,680	1,169,779

		2,674,616

Gas — 1.0%
South Jersey Industries, Inc.	35,800	995,240

		3,669,856

TOTAL COMMON STOCK (Cost $97,510,148)		98,914,508

TOTAL EQUITIES (Cost $97,510,148)		98,914,508

The accompanying notes are an integral part of the financial statements.

MML Small Cap Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 2.8%
Diversified Financial Services — 2.8%
State Street Navigator Securities Lending Prime Portfolio (d)	2,813,007	$2,813,007

TOTAL MUTUAL FUNDS (Cost $2,813,007)		2,813,007

TOTAL LONG-TERM INVESTMENTS (Cost $100,323,155)		101,727,515

	Principal Amount
SHORT-TERM INVESTMENTS — 2.1%
Repurchase Agreement — 2.1%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/18, 1.250%, due 1/02/19 (e)	$2,125,869	2,125,869

TOTAL SHORT-TERM INVESTMENTS (Cost $2,125,869)		2,125,869

TOTAL INVESTMENTS — 102.8% (Cost $102,449,024) (f)		103,853,384

Other Assets/(Liabilities) — (2.8)%		(2,818,785)

NET ASSETS — 100.0%		$101,034,599

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security is a Master Limited Partnership.
(c)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2018, was $2,726,837 or 2.70% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(d)	Represents investment of security lending collateral. (Note 2).
(e)

Maturity value of $2,126,017. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 1/15/27, and an aggregate market value, including accrued interest, of $2,171,980.

(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Special Situations Fund – Portfolio of Investments

December 31, 2018

	Number of Shares	Value
EQUITIES — 78.1%

COMMON STOCK — 78.1%
Basic Materials — 2.7%
Chemicals — 2.7%
Ingevity Corp. (a)	6,639	$555,618
Rayonier Advanced Materials, Inc.	4,600	48,990

		604,608

Communications — 10.0%
Internet — 0.2%
Liberty Expedia Holdings, Inc. Class A (a)	1,360	53,190

Media — 5.7%
Cable One, Inc.	500	410,050
Liberty Broadband Corp. Class A (a)	3,500	251,335
Liberty Media Corp-Liberty Formula One Class C (a)	5,300	162,710
Liberty Media Corp-Liberty SiriusXM Class A (a)	5,600	206,080
Liberty Media Corp-Liberty SiriusXM Class C (a)	5,600	207,088
News Corp. Class A	5,800	65,830

		1,303,093

Telecommunications — 4.1%
GCI Liberty, Inc. Class A (a)	3,440	141,590
Liberty Latin America Ltd. Class A (a)	54,100	783,368

		924,958

		2,281,241

Consumer, Cyclical — 1.7%
Auto Parts & Equipment — 1.3%
Aptiv PLC	4,679	288,087
Garrett Motion, Inc. (a)	306	3,776

		291,863

Retail — 0.4%
J Alexander’s Holdings, Inc. (a)	11,500	94,645

		386,508

Consumer, Non-cyclical — 33.4%
Commercial Services — 12.9%
PayPal Holdings, Inc. (a)	35,000	2,943,150

Foods — 3.8%
Lamb Weston Holdings, Inc.	11,733	863,079

Health Care – Products — 5.8%
Avanos Medical, Inc. (a)	6,100	273,219
Danaher Corp.	5,400	556,848
Varex Imaging Corp. (a)	7,500	177,600
West Pharmaceutical Services, Inc.	3,100	303,893

		1,311,560

	Number of Shares	Value
Household Products & Wares — 0.9%
Avery Dennison Corp.	2,400	$215,592

Pharmaceuticals — 10.0%
AbbVie, Inc.	6,300	580,797
Zoetis, Inc.	19,700	1,685,138

		2,265,935

		7,599,316

Energy — 2.9%
Oil & Gas — 2.5%
Marathon Petroleum Corp.	3,091	182,400
Murphy USA, Inc. (a)	5,000	383,200

		565,600

Oil & Gas Services — 0.4%
KLX Energy Services Holdings, Inc. (a)	3,600	84,420

		650,020

Financial — 4.7%
Banks — 0.5%
City Holding Co.	1,809	122,270

Diversified Financial Services — 1.0%
Synchrony Financial	9,540	223,809

Real Estate Investment Trusts (REITS) — 3.2%
Four Corners Property Trust, Inc.	10,300	269,860
Gaming and Leisure Properties, Inc.	13,900	449,109

		718,969

		1,065,048

Industrial — 11.7%
Electronics — 9.0%
Allegion PLC	8,500	677,535
Honeywell International, Inc.	3,060	404,287
Keysight Technologies, Inc. (a)	14,570	904,506
nVent Electric PLC	2,340	52,556
Resideo Technologies, Inc. (a)	510	10,481

		2,049,365

Engineering & Construction — 1.5%
TopBuild Corp. (a)	7,600	342,000

Environmental Controls — 0.4%
Pentair PLC	2,340	88,405

Machinery – Construction & Mining — 0.5%
Oshkosh Corp.	2,002	122,742

Metal Fabricate & Hardware — 0.3%
TimkenSteel Corp. (a)	7,100	62,054

		2,664,566

Technology — 8.4%
Computers — 8.4%
DXC Technology Co.	3,874	205,981
Hewlett Packard Enterprise Co.	81,600	1,077,936

The accompanying notes are an integral part of the financial statements.

MML Special Situations Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Lumentum Holdings, Inc. (a)	4,500	$189,045
Perspecta, Inc.	25,437	438,025

		1,910,987

Utilities — 2.6%
Gas — 2.6%
ONE Gas, Inc.	7,300	581,080

TOTAL COMMON STOCK (Cost $16,361,102)		17,743,374

TOTAL EQUITIES (Cost $16,361,102)		17,743,374

TOTAL LONG-TERM INVESTMENTS (Cost $16,361,102)		17,743,374

	Principal Amount
SHORT-TERM INVESTMENTS — 21.9%
Repurchase Agreement — 21.9%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/18, 1.250%, due 1/02/19 (b)	$4,985,125	4,985,125

TOTAL SHORT-TERM INVESTMENTS (Cost $4,985,125)		4,985,125

TOTAL INVESTMENTS — 100.0% (Cost $21,346,227) (c)		22,728,499

Other Assets/(Liabilities) — (0.0)%		(674)

NET ASSETS — 100.0%		$22,727,825

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Maturity value of $4,985,471. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 1/15/27, and an aggregate market value, including accrued interest, of $5,089,490.

(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Strategic Emerging Markets Fund – Portfolio of Investments

December 31, 2018

	Number of Shares	Value
EQUITIES — 95.2%

COMMON STOCK — 93.9%
Bermuda — 2.8%
Credicorp Ltd.	7,680	$1,702,425
Jardine Strategic Holdings Ltd.	49,289	1,800,756

		3,503,181

Brazil — 4.6%
Atacadao Distribuicao Comercio e Industria Ltda	356,500	1,670,822
B3 SA — Brasil Bolsa Balcao	306,565	2,117,681
Itau Unibanco Holding SA Sponsored ADR	75,545	690,481
Vale SA Sponsored ADR	104,770	1,381,916

		5,860,900

Cayman Islands — 15.9%
Alibaba Group Holding Ltd. Sponsored ADR (a)	53,829	7,378,341
Huazhu Group Ltd. ADR	84,975	2,432,834
Hutchison China MediTech Ltd. ADR (a) (b)	13,367	308,644
Innovent Biologics, Inc. (a) (c)	47,000	145,235
Meituan Dianping Class B (a) (d)	101,200	569,227
Meituan Dianping Class B (a) (e)	159,800	851,090
Pinduoduo, Inc. ADR (a) (b)	49,780	1,117,063
Ping An Healthcare and Technology Co. Ltd. (a) (c)	8,670	30,631
Sunny Optical Technology Group Co. Ltd.	73,900	648,378
Tencent Holdings Ltd.	121,759	4,826,408
Wuxi Biologics Cayman, Inc. (a) (c)	85,500	540,946
ZTO Express Cayman, Inc. ADR	80,910	1,280,805

		20,129,602

Chile — 0.9%
Banco de Chile	1,489,731	213,158
SACI Falabella	134,893	985,117

		1,198,275

China — 3.8%
China International Capital Corp. Ltd. Class H (c)	312,800	582,567
Dong-E-E-Jiao Co. Ltd.	86,899	500,257
Jiangsu Hengrui Medicine Co. Ltd. Class A	192,450	1,486,926
Shanghai Junshi Bioscience Class H (a) (c)	56,000	172,709
Sinopharm Group Co. Ltd. Class H	484,600	2,029,122

		4,771,581

Colombia — 0.5%
Grupo Aval Acciones y Valores SA ADR	99,060	584,454

	Number of Shares	Value
Grupo de Inversiones Suramericana SA	9,010	$88,984

		673,438

Egypt — 0.4%
Commercial International Bank Egypt SAE	134,115	561,546

France — 6.2%
Kering SA	10,585	4,953,933
LVMH Moet Hennessy Louis Vuitton SE	9,916	2,913,775

		7,867,708

Hong Kong — 4.6%
AIA Group Ltd.	447,400	3,680,428
Hong Kong Exchanges & Clearing Ltd.	76,236	2,187,739

		5,868,167

India — 11.9%
Apollo Hospitals Enterprise Ltd.	25,593	460,516
Biocon Ltd.	94,547	850,175
Cholamandalam Investment & Finance Co. Ltd.	25,312	456,412
Housing Development Finance Corp. Ltd.	174,766	4,920,353
Kotak Mahindra Bank Ltd.	237,473	4,253,558
Oberoi Realty Ltd.	15,775	100,342
Odisha Cement Ltd. (a) (e)	9,774	153,998
Tata Consultancy Services Ltd.	53,483	1,452,403
UltraTech Cement Ltd.	13,159	750,648
Zee Entertainment Enterprises Ltd.	250,928	1,706,938

		15,105,343

Indonesia — 1.1%
Bank Central Asia Tbk PT	410,600	742,265
Indocement Tunggal Prakarsa Tbk PT	458,500	588,129

		1,330,394

Italy — 1.1%
Moncler SpA	1,853	61,919
PRADA SpA	397,900	1,300,358

		1,362,277

Malaysia — 0.0%
Genting Bhd	15,300	22,598

Mexico — 5.9%
Alsea SAB de CV	125,422	327,026
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand	455,337	564,429
Fomento Economico Mexicano SAB de CV	236,467	2,033,315
Fomento Economico Mexicano SAB de CV Sponsored ADR	11,310	973,225

The accompanying notes are an integral part of the financial statements.

MML Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Grupo Aeroportuario del Sureste SAB de CV Class B	44,166	$666,184
Grupo Financiero Inbursa SAB de CV Class O	756,788	1,092,527
Grupo Mexico SAB de CV Series B	600,176	1,239,032
Wal-Mart de Mexico SAB de CV	196,185	498,954

		7,394,692

Netherlands — 1.3%
Steinhoff International Holdings NV (a)	423,383	50,294
Yandex NV Class A (a)	56,419	1,543,060

		1,593,354

Philippines — 3.9%
Ayala Corp.	27,500	470,625
Ayala Land, Inc.	1,140,100	882,283
BDO Unibank, Inc.	58,700	146,331
Jollibee Foods Corp.	156,890	870,497
SM Investments Corp.	97,445	1,699,937
SM Prime Holdings, Inc.	1,205,900	820,871

		4,890,544

Republic of Korea — 5.9%
Amorepacific Corp.	5,186	968,223
AMOREPACIFIC Group	4,617	299,585
Kakao Corp. (a)	3,790	348,225
LG Household & Health Care Ltd.	2,068	2,041,805
NAVER Corp.	11,387	1,240,702
Samsung Biologics Co. Ltd. (a) (c)	3,682	1,281,318
Samsung Electronics Co. Ltd.	37,799	1,307,871

		7,487,729

Russia — 6.4%
LUKOIL PJSC Sponsored ADR (b)	3,230	230,428
LUKOIL PJSC Sponsored ADR	13,446	959,846
Novatek PJSC Sponsored GDR Registered (d)	31,664	5,407,104
Polyus PJSC GDR (c) (e)	8,900	347,990
Sberbank of Russia PJSC	426,599	1,134,536

		8,079,904

South Africa — 2.6%
FirstRand Ltd.	499,892	2,277,576
Shoprite Holdings Ltd.	76,531	1,006,007

		3,283,583

Taiwan — 5.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	934,000	6,780,165

Thailand — 0.5%
Siam Commercial Bank PCL	158,300	649,049

Turkey — 1.6%
Akbank T.A.S.	435,978	563,639

	Number of Shares	Value
Anadolu Efes Biracilik Ve Malt Sanayii AS	140,145	$545,358
BIM Birlesik Magazalar AS	24,202	397,919
Turkiye Garanti Bankasi AS	314,571	466,129

		1,973,045

United Arab Emirates — 1.5%
DP World Ltd.	80,142	1,370,272
Emaar Properties PJSC	461,797	519,490

		1,889,762

United Kingdom — 3.7%
Glencore PLC	1,271,791	4,690,824

United States — 1.4%
MercadoLibre, Inc.	3,150	922,477
Yum China Holdings, Inc.	26,550	890,222

		1,812,699

TOTAL COMMON STOCK (Cost $114,675,271)		118,780,360

PREFERRED STOCK — 1.3%
Brazil — 1.3%
Lojas Americanas SA 0.410%	318,700	1,627,138

India — 0.0%
Zee Entertainment Enterprises Ltd. 6.000%	503,840	55,136

TOTAL PREFERRED STOCK (Cost $1,593,286)		1,682,274

TOTAL EQUITIES (Cost $116,268,557)		120,462,634

MUTUAL FUNDS — 1.3%
United States — 1.3%
State Street Navigator Securities Lending Prime Portfolio (f)	1,601,070	1,601,070

TOTAL MUTUAL FUNDS (Cost $1,601,070)		1,601,070

TOTAL LONG-TERM INVESTMENTS (Cost $117,869,627)		122,063,704

The accompanying notes are an integral part of the financial statements.

MML Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 5.5%
Repurchase Agreement — 5.5%
Fixed Income Clearing Corp., Repurchase Agreement, dated 12/31/18, 1.250%, due 1/02/19 (g)	$6,912,729	$6,912,729

TOTAL SHORT-TERM INVESTMENTS (Cost $6,912,729)		6,912,729

TOTAL INVESTMENTS — 102.0% (Cost $124,782,356) (h)		128,976,433

Other Assets/(Liabilities) — (2.0)%		(2,523,970)

NET ASSETS — 100.0%		$126,452,463

Abbreviation Legend

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PJSC	Public Joint Stock Company

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)

Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2018, was $1,561,252 or 1.23% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).

(c)

Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2018, these securities amounted to a value of $3,101,396 or 2.45% of net assets.

(d)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2018, these securities amounted to a value of $5,976,331 or 4.73% of net assets.

(e)

This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2018, these securities amounted to a value of $1,353,078 or 1.07% of net assets.

(f)	Represents investment of security lending collateral. (Note 2).
(g)

Maturity value of $6,913,209. Collateralized by U.S. Government Agency obligations with a rate of 0.375%, maturity date of 1/15/27, and an aggregate market value, including accrued interest, of $7,052,721.

(h)	See Note 6 for aggregate cost for federal tax purposes.

Sector weightings, as a percentage of net assets, is as follows:

Financial	25.6%
Communications	16.2%
Consumer, Cyclical	16.1%
Consumer, Non-cyclical	13.8%
Technology	7.6%
Basic Materials	6.1%
Energy	5.2%
Industrial	3.2%
Diversified	1.4%
Mutual Funds	1.3%

Total Long-Term Investments	96.5%
Short-Term Investments and Other Assets and Liabilities	3.5%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

MML Series Investment Fund II – Financial Statements

Statements of Assets and Liabilities

December 31, 2018

	MML Asset Momentum Fund	MML Dynamic Bond Fund
Assets:
Investments, at value (Note 2) (a)	$20,901,284	$418,819,597
Repurchase agreements, at value (Note 2) (b)	5,136,732	1,834,838
Other short-term investments, at value (Note 2) (c)	-	1,314,412

Total investments (d)	26,038,016	421,968,847

Cash	-	2,784
Foreign currency, at value (e)	-	-
Receivables from:
Investments sold	-	2,318,399
Collateral pledged for futures contracts (Note 2)	21,277	-
Collateral pledged for reverse repurchase agreements (Note 2)	-	-
Investment adviser (Note 3)	4,618	-
Fund shares sold	-	20,456
Collateral pledged for open swap agreements (Note 2)	-	-
Variation margin on open derivative instruments (Note 2)	126,334	-
Interest and dividends	7,523	3,149,626
Interest tax reclaim receivable	-	365
Foreign taxes withheld	8,505	-

Total assets	26,206,273	427,460,477

Liabilities:
Payables for:
Investments purchased	-	-
Collateral held for reverse repurchase agreements (Note 2)	-	-
Collateral held for open purchased options (Note 2)	-	-
Collateral held for futures contracts (Note 2)	-	-
Reverse repurchase agreements (Note 2)	-	-
Open forward contracts (Note 2)	130,449	-
Foreign currency overdraft	327	-
Fund shares repurchased	114	50
Securities on loan (Note 2)	1,389,960	487,358
Open swap agreements, at value (Note 2)	-	-
Trustees’ fees and expenses (Note 3)	2,070	36,745
Variation margin on open derivative instruments (Note 2)	-	-
Affiliates (Note 3):
Investment advisory fees	12,980	147,711
Administration fees	3,245	55,392
Service fees	963	3,869
Due to custodian	159,811	-
Commitment and Contingent Liabilities (Note 9)	-	-
Accrued expense and other liabilities	39,324	112,995

Total liabilities	1,739,243	844,120

Net assets	$24,467,030	$426,616,357

Net assets consist of:
Paid-in capital	$26,874,653	$444,245,926
Accumulated Gain (Loss)	(2,407,623)	(17,629,569)

Net assets	$24,467,030	$426,616,357

(a) Cost of investments:	$20,807,329	$430,660,176
(b) Cost of repurchase agreements:	$5,136,732	$1,834,838
(c) Cost of other short-term investments:	$-	$1,314,492
(d) Securities on loan with market value of:	$1,361,448	$477,288
(e) Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund	MML High Yield Fund	MML Inflation- Protected and Income Fund	MML Short- Duration Bond Fund	MML Small Cap Equity Fund	MML Special Situations Fund	MML Strategic Emerging Markets Fund

$24,944,204	$119,339,799	$496,568,822	$202,437,306	$101,727,515	$17,743,374	$122,063,704
3,778,231	-	107,905	-	2,125,869	4,985,125	6,912,729
-	1,999,705	141,028,528	1,899,292	-	-	-

28,722,435	121,339,504	637,705,255	204,336,598	103,853,384	22,728,499	128,976,433

-	1,384,410	22,382	622,064	-	90,010	4
-	-	-	-	-	-	17,124

-	-	-	-	-	-	56,382
2,585	-	-	-	-	-	-
-	-	328,087	-	-	-	-
4,216	10,395	-	7,163	-	4,315	32,210
20,946	3,200	43,364	15,837	252,612	20,800	55,646
-	-	540,000	-	-	-	-
-	-	-	-	-	-	-
13,772	2,178,393	1,648,308	1,233,246	51,740	12,225	72,444
-	608	-	2,103	-	-	-
-	-	-	-	-	-	8,588

28,763,954	124,916,510	640,287,396	206,217,011	104,157,736	22,855,849	129,218,831

-	1,147,581	-	-	74,687	-	404,010
-	-	582,725	-	-	-	-
-	-	2,720,000	2,150,000	-	-	-
-	-	-	-	-	75,365	-
-	-	269,080,095	-	-	-	-
-	-	-	-	-	-	-
-	-	-	-	-	-	-
4	20,514	12,836,665	311,327	70,538	1	78,659
-	3,990,143	-	-	2,813,007	-	1,601,070
-	-	1,147,170	156,421	-	-	-
2,188	22,464	93,356	37,755	34,339	1,831	14,721
-	-	179,063	96,548	-	-	-

11,216	62,369	174,676	62,230	57,698	11,845	108,125
3,739	15,592	-	26,670	-	2,961	15,446
1,066	26,555	27,588	19,574	12,782	471	8,924
-	-	-	-	-	-	-
-	-	-	-	-	-	-
35,672	106,599	140,129	93,179	60,086	35,550	535,413

53,885	5,391,817	286,981,467	2,953,704	3,123,137	128,024	2,766,368

$28,710,069	$119,524,693	$353,305,929	$203,263,307	$101,034,599	$22,727,825	$126,452,463

$27,806,594	$134,669,097	$374,362,974	$211,386,556	$88,929,684	$21,658,354	$127,286,363
903,475	(15,144,404)	(21,057,045)	(8,123,249)	12,104,915	1,069,471	(833,900)

$28,710,069	$119,524,693	$353,305,929	$203,263,307	$101,034,599	$22,727,825	$126,452,463

$24,611,809	$130,731,406	$503,351,483	$204,531,038	$100,323,155	$16,361,102	$117,869,627
$3,778,231	$-	$107,905	$-	$2,125,869	$4,985,125	$6,912,729
$-	$1,999,850	$141,026,996	$1,899,384	$-	$-	$-
$-	$3,905,647	$-	$-	$2,726,837	$-	$1,561,252
$-	$-	$-	$-	$-	$-	$17,134

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2018

	MML Asset Momentum Fund	MML Dynamic Bond Fund
Initial Class shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class II shares:
Net assets	$23,086,870	$420,344,282

Shares outstanding (a)	2,474,970	43,726,216

Net asset value, offering price and redemption price per share	$9.33	$9.61

Service Class shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Service Class I shares:
Net assets	$1,380,160	$6,272,075

Shares outstanding (a)	148,773	653,792

Net asset value, offering price and redemption price per share	$9.28	$9.59

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund	MML High Yield Fund	MML Inflation- Protected and Income Fund	MML Short- Duration Bond Fund	MML Small Cap Equity Fund	MML Special Situations Fund	MML Strategic Emerging Markets Fund

$-	$-	$311,926,608	$-	$82,609,331	$-	$-

-	-	32,101,413	-	10,114,649	-	-

$-	$-	$9.72	$-	$8.17	$-	$-

$27,112,456	$79,542,054	$-	$172,577,114	$-	$21,975,721	$112,363,302

2,489,690	8,770,262	-	17,996,620	-	2,091,402	11,098,677

$10.89	$9.07	$-	$9.59	$-	$10.51	$10.12

$-	$-	$41,379,321	$-	$18,425,268	$-	$-

-	-	4,276,779	-	2,300,065	-	-

$-	$-	$9.68	$-	$8.01	$-	$-

$1,597,613	$39,982,639	$-	$30,686,193	$-	$752,104	$14,089,161

147,225	4,424,800	-	3,203,555	-	71,812	1,391,318

$10.85	$9.04	$-	$9.58	$-	$10.47	$10.13

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2018

	MML Asset Momentum Fund	MML Dynamic Bond Fund
Investment income (Note 2):
Dividends (a)	$305,042	$791,754
Interest (b)	97,319	17,683,037
Securities lending net income	1,122	1,048

Total investment income	403,483	18,475,839

Expenses (Note 3):
Investment advisory fees	175,169	1,798,222
Custody fees	6,995	39,913
Interest expense	-	-
Audit fees	31,570	54,563
Legal fees	408	6,132
Proxy fees	1,292	1,292
Shareholder reporting fees	9,369	48,272
Trustees’ fees	1,717	26,079

	226,520	1,974,473
Administration fees:
Class II	41,438	666,304
Service Class I	2,354	8,030
Service fees:
Service Class	-	-
Service Class I	3,923	13,383

Total expenses	274,235	2,662,190
Expenses waived (Note 3):
Class II fees reimbursed by adviser	(34,772)	-
Service Class I fees reimbursed by adviser	(1,983)	-
Class II advisory fees waived	-	-
Service Class I advisory fees waived	-	-

Net expenses:	237,480	2,662,190

Net investment income (loss)	166,003	15,813,649

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	813,200	(5,234,890)
Futures contracts	257,108	-
Swap agreements	-	-
Foreign currency transactions	(532)	-
Forward contracts	64,597	-

Net realized gain (loss)	1,134,373	(5,234,890)

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(4,318,160)	(11,038,461)
Futures contracts	(1,650,947)	-
Swap agreements	-	-
Translation of assets and liabilities in foreign currencies	(856)	-
Forward contracts	(249,694)	-

Net change in unrealized appreciation (depreciation)	(6,219,657)	(11,038,461)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	(5,085,284)	(16,273,351)

Net increase (decrease) in net assets resulting from operations	$(4,919,281)	$(459,702)

(a) Net of foreign withholding tax of:	$4,526	$-
(b) Net of foreign withholding tax of:	$-	$1,548
* Net of net increase (decrease) in accrued foreign capital gains tax of:	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Equity Rotation Fund	MML High Yield Fund	MML Inflation- Protected and Income Fund	MML Short- Duration Bond Fund	MML Small Cap Equity Fund	MML Special Situations Fund	MML Strategic Emerging Markets Fund

$467,172	$-	$-	$-	$1,560,351	$322,043	$2,062,814
12,274	9,317,830	20,398,247	7,356,839	19,818	16,288	49,463
-	8,515	-	-	71,010	-	39,399

479,446	9,326,345	20,398,247	7,356,839	1,651,179	338,331	2,151,676

142,989	795,019	2,221,772	802,943	773,515	150,805	1,285,196
4,589	59,262	79,351	38,094	19,170	4,581	359,201
-	-	5,984,205	47	-	-	-
31,571	37,759	39,363	38,376	36,985	31,567	65,368
443	1,821	5,637	7,016	1,661	351	3,608
1,293	1,293	1,293	1,293	1,293	1,293	1,293
8,965	21,902	43,622	31,166	17,493	8,755	20,496
1,856	7,719	23,634	13,425	7,113	1,465	7,123

191,706	924,775	8,398,877	932,360	857,230	198,817	1,742,285

45,264	137,637	-	298,900	-	36,679	161,301
2,399	61,118	-	45,218	-	1,022	22,298

-	-	111,838	-	49,039	-	-
3,998	101,864	-	75,363	-	1,703	37,164

243,367	1,225,394	8,510,715	1,351,841	906,269	238,221	1,963,048

(31,155)	-	-	(12,606)	-	(34,468)	(197,588)
(1,674)	-	-	(2,058)	-	(977)	(26,940)
-	(91,733)	-	-	-	-	(43,014)
-	(40,770)	-	-	-	-	(5,946)

210,538	1,092,891	8,510,715	1,337,177	906,269	202,776	1,689,560

268,908	8,233,454	11,887,532	6,019,662	744,910	135,555	462,116

2,923,119	(1,643,044)	(3,723,704)	(665,142)	9,417,033	2,190,854	3,123,441
(44,377)	-	124,972	804,396	-	(169,816)	-
-	-	530,512	79,854	-	-	-
1	-	-	-	(2,362)	-	(70,909)
-	-	-	-	-	-	-

2,878,743	(1,643,044)	(3,068,220)	219,108	9,414,671	2,021,038	3,052,532

(5,948,845)	(10,924,124)	(13,693,086)	(1,982,597)	(21,256,999)	(3,325,522)	(20,262,811)*
-	-	(75,517)	(927,946)	-	-	-
-	-	(770,508)	(14,492)	-	-	-
-	-	-	-	-	-	(801)
-	-	-	-	-	-	-

(5,948,845)	(10,924,124)	(14,539,111)	(2,925,035)	(21,256,999)	(3,325,522)	(20,263,612)

(3,070,102)	(12,567,168)	(17,607,331)	(2,705,927)	(11,842,328)	(1,304,484)	(17,211,080)

$(2,801,194)	$(4,333,714)	$(5,719,799)	$3,313,735	$(11,097,418)	$(1,168,929)	$(16,748,964)

$1,396	$-	$-	$-	$-	$-	$258,168
$-	$-	$9	$55	$-	$-	$-
$-	$-	$-	$-	$-	$-	$(101,840)

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Asset Momentum Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$166,003	$109,441
Net realized gain (loss)	1,134,373	2,641,364
Net change in unrealized appreciation (depreciation)	(6,219,657)	4,645,665

Net increase (decrease) in net assets resulting from operations	(4,919,281)	7,396,470

Distributions to shareholders (Note 2):
Class II	(2,557,803)	(2,729,754	)*
Service Class I	(151,157)	(144,546	)*

Total distributions	(2,708,960)	(2,874,300)

Net fund share transactions (Note 5):
Class II	2,557,803	2,729,754
Service Class I	291,123	378,001

Increase (decrease) in net assets from fund share transactions	2,848,926	3,107,755

Total increase (decrease) in net assets	(4,779,315)	7,629,925
Net assets*
Beginning of year	29,246,345	21,616,420

End of year	$24,467,030	$29,246,345

*

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of the financial statements.

MML Dynamic Bond Fund			MML Equity Rotation Fund
Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2018	Year Ended December 31, 2017

$15,813,649	$13,207,885		$268,908	$211,064
(5,234,890)	(65,571)		2,878,743	4,309,221
(11,038,461)	5,649,537		(5,948,845)	2,588,946

(459,702)	18,791,851		(2,801,194)	7,109,231

(14,819,194)	(16,309,191	)*	(4,188,659)	(1,587,623	)*
(177,628)	(132,594	)*	(231,195)	(73,519	)*

(14,996,822)	(16,441,785)		(4,419,854)	(1,661,142)

(11,521,018)	23,178,616		4,188,659	1,587,623
2,036,291	1,497,883		562,287	834,850

(9,484,727)	24,676,499		4,750,946	2,422,473

(24,941,251)	27,026,565		(2,470,102)	7,870,562

451,557,608	424,531,043		31,180,171	23,309,609

$426,616,357	$451,557,608		$28,710,069	$31,180,171

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML High Yield Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$8,233,454	$8,742,451
Net realized gain (loss)	(1,643,044)	3,040,160
Net change in unrealized appreciation (depreciation)	(10,924,124)	(1,659,266)

Net increase (decrease) in net assets resulting from operations	(4,333,714)	10,123,345

Distributions to shareholders (Note 2):
Initial Class	-	-
Class II	(5,680,654)	(6,309,725)*
Service Class	-	-
Service Class I	(2,513,438)	(2,363,997)*

Total distributions	(8,194,092)	(8,673,722)

Tax return of capital:
Initial Class	-	-
Class II	(6,656)	(423,400)
Service Class	-	-
Service Class I	(2,945)	(158,631)

Total tax return of capital	(9,601)	(582,031)

Net fund share transactions (Note 5):
Initial Class	-	-
Class II	(7,539,088)	(372,155)
Service Class	-	-
Service Class I	5,034,958	7,944,985

Increase (decrease) in net assets from fund share transactions	(2,504,130)	7,572,830

Total increase (decrease) in net assets	(15,041,537)	8,440,422
Net assets*
Beginning of year	134,566,230	126,125,808

End of year	$119,524,693	$134,566,230

*

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of the financial statements.

MML Inflation-Protected and Income Fund		MML Short-Duration Bond Fund
Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017

$11,887,532	$9,831,505	$6,019,662	$4,876,569
(3,068,220)	678,129	219,108	248,421
(14,539,111)	2,851,949	(2,925,035)	822,273

(5,719,799)	13,361,583	3,313,735	5,947,263

(11,103,254)	(10,186,007)*	-	-
-	-	(5,711,370)	(5,513,771)*
(1,280,315)	(1,173,425)*	-	-
-	-	(824,955)	(759,787)*

(12,383,569)	(11,359,432)	(6,536,325)	(6,273,558)

-	(2,405,566)	-	-
-	-	-	(62,704)
-	(277,120)	-	-
-	-	-	(8,640)

-	(2,682,686)	-	(71,344)

(49,944,538)	3,444,088	-	-
-	-	(38,248,832)	10,647,155
(2,734,289)	(834,974)	-	-
-	-	181,713	(776,783)

(52,678,827)	2,609,114	(38,067,119)	9,870,372

(70,782,195)	1,928,579	(41,289,709)	9,472,733

424,088,124	422,159,545	244,553,016	235,080,283

$353,305,929	$424,088,124	$203,263,307	$244,553,016

MML Series Investment Fund II – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Small Cap Equity Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$744,910	$697,612
Net realized gain (loss)	9,414,671	14,830,900
Net change in unrealized appreciation (depreciation)	(21,256,999)	(153,349)

Net increase (decrease) in net assets resulting from operations	(11,097,418)	15,375,163

Distributions to shareholders (Note 2):
Initial Class	(12,792,106)	(4,581,957)*
Class II	-	-
Service Class	(2,569,206)	(706,144)*
Service Class I	-	-

Total distributions	(15,361,312)	(5,288,101)

Net fund share transactions (Note 5):
Initial Class	2,243,475	(4,513,036)
Class II	-	-
Service Class	5,572,732	3,077,402
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	7,816,207	(1,435,634)

Total increase (decrease) in net assets	(18,642,523)	8,651,428
Net assets*
Beginning of year	119,677,122	111,025,694

End of year	$101,034,599	$119,677,122

*

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 2 for this prior year information.

The accompanying notes are an integral part of the financial statements.

MML Special Situations Fund			MML Strategic Emerging Markets Fund
Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2018	Year Ended December 31, 2017

$135,555	$26,192		$462,116	$213,954
2,021,038	1,093,015		3,052,532	6,505,472
(3,325,522)	2,617,462		(20,263,612)	24,400,825

(1,168,929)	3,736,669		(16,748,964)	31,120,251

-	-		-	-
(930,068)	(34,572	)*	(170,692)	(81,649)*
-	-		-	-
(28,951)	-		-	-

(959,019)	(34,572)		(170,692)	(81,649)

-	-		-	-
930,068	34,572		31,922,391	(18,421,567)
-	-		-	-
231,795	157,510		1,317,632	1,312,964

1,161,863	192,082		33,240,023	(17,108,603)

(966,085)	3,894,179		16,320,367	13,929,999

23,693,910	19,799,731		110,132,096	96,202,097

$22,727,825	$23,693,910		$126,452,463	$110,132,096

MML Series Investment Fund II – Financial Statements (Continued)

Statement of Cash Flows

For the Year Ended December 31, 2018

MML Inflation- Protected and Income Fund
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(5,719,799)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(285,415,777)
Investments sold	346,710,321
(Increase) Decrease to the principal amount of inflation-indexed bonds	(8,799,665)
(Purchase) Sale of short-term investments, net	57,282,318
Amortization (Accretion) of discount and premium, net	400,994
(Increase) Decrease in receivable from interest and dividends	(255,175)
(Increase) Decrease in receivable from open swap agreements, at value	317,357
Increase (Decrease) in payable for Trustees’ fees and expenses	5,792
Increase (Decrease) in payable for investment advisory fees	(22,190)
Increase (Decrease) in payable for service fees	(2,172)
Increase (Decrease) in payable for open swap agreements, at value	593,186
Increase (Decrease) in collateral held for purchased options	1,060,000
Increase (Decrease) in payable for variation margin on open derivative instruments	164,351
Increase (Decrease) in payable for accrued expenses and other liabilities	76,647
Net change in unrealized (appreciation) depreciation on investments	13,693,086
Net realized (gain) loss from investments	3,723,704

Net cash from (used in) operating activities	123,812,978

Cash flows from (used in) financing activities:
Proceeds from shares sold	40,814,617
Payment on shares redeemed	(93,226,662)
Net Increase (Decrease) in reverse repurchase agreements	(67,925,141)
Increase (Decrease) in collateral held for reverse repurchase agreements	(2,585,323)

Net cash from (used in) financing activities	(122,922,509)

Net increase (decrease) in cash and restricted cash	890,469
Cash and restricted cash at beginning of period	-

Cash and restricted cash at end of period	$890,469

Non cash financing activities not included herein consist of:
Reinvestment of distributions	$12,383,569
Cash paid out for interest on reverse repurchase agreements	$6,073,266

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of such amounts shown on the Statement of Cash Flows.

	December 31, 2017	December 31, 2018
Cash	$-	$22,382
Collateral pledged for open swap agreements	-	540,000
Collateral pledged for reverse repurchase agreements	-	328,087

Total cash and restricted cash as shown in the Statement of Cash Flows	$-	$890,469

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements

Financial Highlights (For a share outstanding throughout each period)

MML Asset Momentum Fund

		Income (loss) from investment operations				Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/18	$12.44	$0.07		$(2.05)	$(1.98)	$(0.02)	$(1.11)	$-	$(1.13)	$9.33	(16.69%	)	$23,087	0.93%		0.80%		0.58%
12/31/17	10.32	0.05		3.40	3.45	(0.18)	(1.15)	-	(1.33)	12.44	33.92%		27,728	0.93%		0.80%		0.45%
12/31/16	9.43	0.02		0.94	0.96	(0.07)	-	-	(0.07)	10.32	10.20%		20,688	0.97%		0.80%		0.25%
12/31/15[g]	10.00	0.00	[d]	(0.56)	(0.56)	(0.00)[d]	-	(0.01)	(0.01)	9.43	(5.62%	)[b]	18,773	1.25%	[a]	0.80%	[a]	0.01%	[a]
Service Class I
12/31/18	$12.41	$0.04		$(2.05)	$(2.01)	$(0.01)	$(1.11)	$-	$(1.12)	$9.28	(16.93%	)	$1,380	1.18%		1.05%		0.35%
12/31/17	10.29	0.02		3.41	3.43	(0.16)	(1.15)	-	(1.31)	12.41	33.77%		1,519	1.18%		1.05%		0.21%
12/31/16	9.42	0.01		0.92	0.93	(0.06)	-	-	(0.06)	10.29	9.85%		929	1.22%		1.05%		0.13%
12/31/15[g]	10.00	(0.02)		(0.56)	(0.58)	-	-	-	-	9.42	(5.80%	)[b]	232	1.50%	[a]	1.05%	[a]	(0.25%	)[a]

	Year ended December 31			Period ended December 31, 2015[b]
	2018	2017	2016
Portfolio turnover rate	115%	19%	82%	141%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period May 15, 2015 (commencement of operations) through December 31, 2015.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Dynamic Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/18	$9.95	$0.34	$(0.35)	$(0.01)	$(0.33)	$-	$(0.33)	$9.61	(0.10%	)	$420,344	0.59%		0.59%	[l]	3.52%
12/31/17	9.89	0.30	0.14	0.44	(0.34)	(0.04)	(0.38)	9.95	4.45%		447,146	0.59%		0.59%	[l]	3.00%
12/31/16	9.71	0.33	0.15	0.48	(0.30)	-	(0.30)	9.89	4.94%		421,624	0.59%		0.59%	[l]	3.27%
12/31/15[g]	10.00	0.17	(0.30)	(0.13)	(0.16)	-	(0.16)	9.71	(1.34%	)[b]	400,385	0.61%	[a]	0.60%	[a]	2.78%	[a]
Service Class I
12/31/18	$9.93	$0.32	$(0.35)	$(0.03)	$(0.31)	$-	$(0.31)	$9.59	(0.33%	)	$6,272	0.84%		0.84%	[l]	3.30%
12/31/17	9.88	0.28	0.12	0.40	(0.31)	(0.04)	(0.35)	9.93	4.11%		4,412	0.84%		0.84%	[l]	2.77%
12/31/16	9.71	0.31	0.14	0.45	(0.28)	-	(0.28)	9.88	4.67%		2,907	0.84%		0.84%	[l]	3.14%
12/31/15[g]	10.00	0.15	(0.29)	(0.14)	(0.15)	-	(0.15)	9.71	(1.45%	)[b]	382	0.86%	[a]	0.85%	[a]	2.39%	[a]

	Year ended December 31			Period ended December 31, 2015[b]
	2018	2017	2016
Portfolio turnover rate	68%	100%	79%	106%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period May 15, 2015 (commencement of operations) through December 31, 2015.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Equity Rotation Fund

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/18	$13.89	$0.12	$(1.23)	$(1.11)	$(0.12)	$(1.77)	$-	$(1.89)	$10.89	(8.86%	)	$27,112	0.75%		0.65%		0.86%
12/31/17	11.28	0.10	3.30	3.40	(0.10)	(0.69)	-	(0.79)	13.89	30.09%		29,745	0.76%		0.65%		0.79%
12/31/16	9.71	0.13	1.57	1.70	(0.13)	-	-	(0.13)	11.28	17.48%		22,878	0.76%		0.65%		1.28%
12/31/15[g]	10.00	0.07	(0.29)	(0.22)	(0.06)	-	(0.01)	(0.07)	9.71	(2.18%	)[b]	19,462	0.96%	[a]	0.65%	[a]	1.06%	[a]
Service Class I
12/31/18	$13.85	$0.08	$(1.22)	$(1.14)	$(0.09)	$(1.77)	$-	$(1.86)	$10.85	(9.10%	)	$1,598	1.00%		0.90%		0.61%
12/31/17	11.27	0.07	3.28	3.35	(0.08)	(0.69)	-	(0.77)	13.85	29.68%		1,435	1.01%		0.90%		0.57%
12/31/16	9.71	0.09	1.58	1.67	(0.11)	-	-	(0.11)	11.27	17.22%		431	1.01%		0.90%		0.92%
12/31/15[g]	10.00	0.05	(0.28)	(0.23)	(0.06)	-	(0.00)[d]	(0.06)	9.71	(2.32%	)[b]	127	1.21%	[a]	0.90%	[a]	0.80%	[a]

	Year ended December 31			Period ended December 31, 2015[b]
	2018	2017	2016
Portfolio turnover rate	102%	63%	90%	39%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period May 15, 2015 (commencement of operations) through December 31, 2015.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML High Yield Fund

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/18	$10.01	$0.62	$(0.94)	$(0.32)	$(0.62)	$-	$(0.00)[d]	$(0.62)	$9.07	(3.40%	)	$79,542	0.85%	0.75%	6.29%
12/31/17	9.93	0.69	0.11	0.80	(0.67)	-	(0.05)	(0.72)	10.01	8.22%		95,599	0.84%	0.74%	6.71%
12/31/16	9.17	0.71	0.76	1.47	(0.71)	-	-	(0.71)	9.93	16.48%		95,180	0.84%	0.74%	7.42%
12/31/15	9.98	0.65	(0.74)	(0.09)	(0.66)	(0.06)	(0.00)[d]	(0.72)	9.17	(1.13%	)	113,880	0.83%	0.71%	6.56%
12/31/14	11.03	0.72	(0.57)	0.15	(0.74)	(0.46)	-	(1.20)	9.98	1.05%		116,277	0.83%	0.69%	6.62%
Service Class I
12/31/18	$9.97	$0.59	$(0.92)	$(0.33)	$(0.60)	$-	$(0.00)[d]	$(0.60)	$9.04	(3.54%	)	$39,983	1.10%	1.00%	6.04%
12/31/17	9.90	0.66	0.11	0.77	(0.66)	-	(0.04)	(0.70)	9.97	7.88%		38,967	1.09%	0.99%	6.45%
12/31/16	9.14	0.69	0.75	1.44	(0.68)	-	-	(0.68)	9.90	16.25%		30,946	1.09%	0.99%	7.19%
12/31/15	9.95	0.62	(0.73)	(0.11)	(0.64)	(0.06)	(0.00)[d]	(0.70)	9.14	(1.39%	)	26,416	1.08%	0.97%	6.31%
12/31/14	11.01	0.69	(0.58)	0.11	(0.71)	(0.46)	-	(1.17)	9.95	0.71%		25,255	1.08%	0.94%	6.38%

	Year ended December 31
	2018	2017	2016	2015	2014
Portfolio turnover rate	39%	63%	59%	70%	79%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Inflation-Protected and Income Fund

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets (including Interest Expense)[p]	Ratio of expenses to average daily net assets (excluding Interest Expense)	Net investment income (loss) to average daily net assets (including Interest Expense)[p]
Initial Class
12/31/18	$10.16	$0.30	$(0.43)	$(0.13)	$(0.31)	$-	$-	$(0.31)	$9.72	(1.29%	)	$311,927	2.08%	0.60%	2.97%
12/31/17	10.18	0.24	0.08	0.32	(0.28)	-	(0.06)	(0.34)	10.16	3.21%		377,984	1.50%	0.59%	2.33%
12/31/16	9.92	0.21	0.30	0.51	(0.25)	-	-	(0.25)	10.18	5.10%		375,135	1.13%	0.60%	2.00%
12/31/15	10.18	0.06	(0.20)	(0.14)	(0.12)	-	-	(0.12)	9.92	(1.41%	)	380,221	0.84%	0.59%	0.58%
12/31/14	10.35	0.19	0.16	0.35	(0.29)	(0.23)	-	(0.52)	10.18	3.45%		412,861	0.73%	0.60%	1.85%
Service Class
12/31/18	$10.12	$0.27	$(0.42)	$(0.15)	$(0.29)	$-	$-	$(0.29)	$9.68	(1.54%	)	$41,379	2.33%	0.85%	2.72%
12/31/17	10.14	0.21	0.09	0.30	(0.26)	-	(0.06)	(0.32)	10.12	2.96%		46,104	1.75%	0.84%	2.08%
12/31/16	9.87	0.18	0.31	0.49	(0.22)	-	-	(0.22)	10.14	4.90%		47,025	1.38%	0.85%	1.77%
12/31/15	10.14	0.03	(0.20)	(0.17)	(0.10)	-	-	(0.10)	9.87	(1.65%	)	47,818	1.09%	0.84%	0.33%
12/31/14	10.32	0.18	0.14	0.32	(0.27)	(0.23)	-	(0.50)	10.14	3.16%		52,008	0.98%	0.85%	1.75%

	Year ended December 31
	2018	2017	2016	2015	2014
Portfolio turnover rate	51%	34%	41%	50%	67%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

p

Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statements of Operations.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Short-Duration Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/18	$9.73	$0.26	$(0.11)	$0.15	$(0.29)	$-	$-	$(0.29)	$9.59	1.53%	$172,577	0.56%	0.55%		2.66%
12/31/17	9.75	0.20	0.05	0.25	(0.27)	-	(0.00)[d]	(0.27)	9.73	2.55%	213,602	0.55%	0.55%	[k]	2.08%
12/31/16	9.70	0.18	0.09	0.27	(0.22)	-	-	(0.22)	9.75	2.80%	203,294	0.56%	0.55%		1.84%
12/31/15	9.84	0.17	(0.08)	0.09	(0.23)	-	-	(0.23)	9.70	0.93%	155,210	0.55%	0.55%	[k]	1.73%
12/31/14	9.94	0.15	(0.01)	0.14	(0.24)	(0.00)[d]	-	(0.24)	9.84	1.46%	166,438	0.55%	0.55%	[k]	1.50%
Service Class I
12/31/18	$9.72	$0.23	$(0.11)	$0.12	$(0.26)	$-	$-	$(0.26)	$9.58	1.29%	$30,686	0.81%	0.80%		2.42%
12/31/17	9.74	0.18	0.04	0.22	(0.24)	-	(0.00)[d]	(0.24)	9.72	2.29%	30,951	0.80%	0.80%	[k]	1.83%
12/31/16	9.69	0.16	0.09	0.25	(0.20)	-	-	(0.20)	9.74	2.55%	31,787	0.81%	0.80%		1.60%
12/31/15	9.83	0.15	(0.08)	0.07	(0.21)	-	-	(0.21)	9.69	0.68%	24,101	0.80%	0.80%	[k]	1.48%
12/31/14	9.94	0.12	(0.01)	0.11	(0.22)	(0.00)[d]	-	(0.22)	9.83	1.11%	24,288	0.80%	0.80%	[k]	1.26%

	Year ended December 31
	2018	2017	2016	2015	2014
Portfolio turnover rate	54%	51%	96%	51%	86%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Small Cap Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/18	$10.30	$0.07	$(0.82)	$(0.75)	$(0.05)	$(1.33)	$(1.38)	$8.17	(10.19%)	$82,609	0.71%	0.66%
12/31/17	9.45	0.06	1.27	1.33	(0.09)	(0.39)	(0.48)	10.30	14.37%	102,033	0.71%	0.64%
12/31/16	8.27	0.10	1.37	1.47	(0.09)	(0.20)	(0.29)	9.45	18.21%	97,747	0.72%	1.21%
12/31/15	10.64	0.09	(0.73)	(0.64)	(0.09)	(1.64)	(1.73)	8.27	(5.63%)	89,557	0.71%	0.89%
12/31/14	10.97	0.13	1.11	1.24	(0.11)	(1.46)	(1.57)	10.64	12.16%	104,745	0.70%	1.19%
Service Class
12/31/18	$10.13	$0.04	$(0.80)	$(0.76)	$(0.03)	$(1.33)	$(1.36)	$8.01	(10.41%)	$18,425	0.96%	0.41%
12/31/17	9.31	0.04	1.24	1.28	(0.07)	(0.39)	(0.46)	10.13	14.08%	17,644	0.96%	0.40%
12/31/16	8.15	0.08	1.35	1.43	(0.07)	(0.20)	(0.27)	9.31	17.92%	13,279	0.97%	0.96%
12/31/15	10.52	0.06	(0.72)	(0.66)	(0.07)	(1.64)	(1.71)	8.15	(5.87%)	11,155	0.96%	0.67%
12/31/14	10.87	0.10	1.10	1.20	(0.09)	(1.46)	(1.55)	10.52	11.88%	9,916	0.95%	0.94%

	Year ended December 31
	2018	2017	2016	2015	2014
Portfolio turnover rate	50%	47%	63%	40%	65%

c	Per share amount calculated on the average shares method.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Special Situations Fund

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/18	$11.52	$0.07	$(0.62)	$(0.55)	$(0.06)	$(0.40)	$-	$(0.46)	$10.51	(4.83%	)	$21,976	0.94%		0.80%		0.55%
12/31/17	9.71	0.01	1.82	1.83	(0.02)	-	-	(0.02)	11.52	18.82%		23,093	0.94%		0.80%		0.13%
12/31/16	8.43	0.04	1.30	1.34	(0.04)	-	(0.02)	(0.06)	9.71	15.84%		19,441	0.93%		0.80%		0.43%
12/31/15[g]	10.00	(0.00)[d]	(1.57)	(1.57)	-	-	(0.00)[d]	(0.00)[d]	8.43	(15.67%	)[b]	16,776	1.13%	[a]	0.80%	[a]	(0.07%	)[a]
Service Class I
12/31/18	$11.49	$0.03	$(0.61)	$(0.58)	$(0.04)	$(0.40)	$-	$(0.44)	$10.47	(5.13%	)	$752	1.19%		1.05%		0.29%
12/31/17	9.69	(0.01)	1.81	1.80	-	-	-	-	11.49	18.58%		601	1.19%		1.05%		(0.13%	)
12/31/16	8.42	0.02	1.29	1.31	(0.03)	-	(0.01)	(0.04)	9.69	15.54%		359	1.18%		1.05%		0.18%
12/31/15[g]	10.00	(0.02)	(1.56)	(1.58)	-	-	-	-	8.42	(15.80%	)[b]	183	1.38%	[a]	1.05%	[a]	(0.30%	)[a]

	Year ended December 31			Period ended December 31, 2015[b]
	2018	2017	2016
Portfolio turnover rate	33%	48%	74%	87%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period May 15, 2015 (commencement of operations) through December 31, 2015.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund II – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Strategic Emerging Markets Fund

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/18	$11.57	$0.05		$(1.48)	$(1.43)	$(0.02)	$(0.02)	$10.12	(12.40%	)	$112,363	1.57%	1.35%	0.41%
12/31/17	8.64	0.02		2.92	2.94	(0.01)	(0.01)	11.57	34.02%		95,374	1.50%	1.37%	0.23%
12/31/16	8.15	0.02		0.51	0.53	(0.04)	(0.04)	8.64	6.49%		86,289	1.50%	1.40%	0.29%
12/31/15	9.63	0.03		(1.41)	(1.38)	(0.10)	(0.10)	8.15	(14.23%	)	84,356	1.60%	1.40%	0.34%
12/31/14	10.21	0.04		(0.59)	(0.55)	(0.03)	(0.03)	9.63	(5.41%	)	85,833	1.70%	1.40%	0.42%
Service Class I
12/31/18	$11.59	$0.02		$(1.48)	$(1.46)	$-	$-	$10.13	(12.60%	)	$14,089	1.82%	1.60%	0.15%
12/31/17	8.66	(0.00)[d]		2.93	2.93	-	-	11.59	33.83%		14,758	1.75%	1.62%	(0.04%	)
12/31/16	8.17	0.00	[d]	0.51	0.51	(0.02)	(0.02)	8.66	6.24%		9,913	1.75%	1.65%	0.03%
12/31/15	9.65	0.01		(1.41)	(1.40)	(0.08)	(0.08)	8.17	(14.46%	)	8,409	1.85%	1.65%	0.09%
12/31/14	10.23	0.01		(0.59)	(0.58)	(0.00)[d]	(0.00)[d]	9.65	(5.63%	)	9,120	1.95%	1.65%	0.14%

	Year ended December 31
	2018	2017	2016	2015	2014
Portfolio turnover rate	38%	36%	32%	39%	44%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Funds

MML Series Investment Fund II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated February 8, 2005, which was amended and restated as of February 28, 2005 and December 15, 2011, as it may be further amended from time to time. The following are nine series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Asset Momentum Fund (“Asset Momentum Fund”)

MML Dynamic Bond Fund (“Dynamic Bond Fund”)

MML Equity Rotation Fund (“Equity Rotation Fund”)

MML High Yield Fund (“High Yield Fund”)

MML Inflation-Protected and Income Fund (“Inflation-Protected and Income Fund”)

MML Short-Duration Bond Fund (“Short-Duration Bond Fund”)

MML Small Cap Equity Fund (“Small Cap Equity Fund”)

MML Special Situations Fund (“Special Situations Fund”)

MML Strategic Emerging Markets Fund (“Strategic Emerging Markets Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, C.M. Life Insurance Company, and the MML Allocation Funds, which are “funds of funds” series of MML Series Investment Fund, another open-end management investment company sponsored by MassMutual, are the record owners of all of the outstanding shares of the Funds.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

New Disclosure Requirements

Pursuant to amendments to certain disclosure requirements in Regulation S-X adopted by the Securities and Exchange Commission, the presentation of certain disclosures within the Statements of Assets and Liabilities and the Statements of Changes in Net Assets have been conformed to meet these new requirements. There is no longer a requirement to present the components of distributable earnings on the Statements of Assets and Liabilities. Adjustments to the Statements of Changes in Net Assets include updates to prior year distributions to shareholders, distributions in excess of net investment income, and undistributed net investment income.

Notes to Financial Statements (Continued)

The following is a summary of the previously disclosed amounts, as reported at December 31 2017:

	Asset Momentum Fund	Dynamic Bond Fund	Equity Rotation Fund	High Yield Fund	Inflation- Protected and Income Fund
Distributions to shareholders
From net investment income:
Initial Class	$-	$-	$-	$-	$(10,186,007)
Class II	(372,224)	(14,681,150)	(194,875)	(6,309,725)	-
Service Class	-	-	-	-	(1,173,425)
Service Class I	(17,150)	(120,184)	(7,436)	(2,363,997)	-

Total distributions from net investment income	(389,374)	(14,801,334)	(202,311)	(8,673,722)	(11,359,432)

From net realized gains:
Initial Class	-	-	-	-	-
Class II	(2,357,530)	(1,628,041)	(1,392,748)	-	-
Service Class	-	-	-	-	-
Service Class I	(127,396)	(12,410)	(66,083)	-	-

Total distributions from net realized gains	(2,484,926)	(1,640,451)	(1,458,831)	-	-

Accumulated undistributed (distributions in excess of) net investment income at end of year	$(71,250)	$164,570	$8,036	$(19,309)	$323,767

	Short- Duration Bond Fund	Small Cap Equity Fund	Special Situations Fund	Strategic Emerging Markets Fund
Distributions to shareholders
From net investment income:
Initial Class	$-	$(831,020)	$-	$-
Class II	(5,513,771)	-	(34,572)	(81,649)
Service Class	-	(104,656)	-	-
Service Class I	(759,787)	-	-	-

Total distributions from net investment income	(6,273,558)	(935,676)	(34,572)	(81,649)

From net realized gains:
Initial Class	-	(3,750,937)	-	-
Class II	-	-	-	-
Service Class	-	(601,488)	-	-
Service Class I	-	-	-	-

Total distributions from net realized gains	-	(4,352,425)	-	-

Accumulated undistributed (distributions in excess of) net investment income at end of year	$61,372	$999,566	$(1,142)	$(216,374)

Notes to Financial Statements (Continued)

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. On holidays and other days when the NYSE is closed, each Fund’s net asset value generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche, including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

1 The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and any other investments fair valued using significant unobservable inputs, as described below, the fair valuation approaches used by third party service providers and/or the Funds’ subadvisers utilize one or a combination of, but not limited to, the following inputs:

Market approach: (i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers; (ii) recapitalizations and other transactions across the capital structure; and (iii) market multiples of comparable issuers.

Income approach: (i) future cash flows discounted to present value and adjusted as appropriate for liquidity, credit, and/or market risks; (ii) quoted prices for similar investments or assets in active markets; and (iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts, and/or default rates.

Cost approach: (i) audited or unaudited financial statements, investor communications, and financial or operational metrics issued by the Private Company; (ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company; (iii) relevant news and other public sources; and (iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as the current value method (“CVM”), an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The CVM allocates value among the various parts of a company’s capital structure assuming that the value of convertible preferred stock is represented by the most favorable claim the preferred stockholders have on the enterprise value as of the valuation date. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information for a Private Company is as of a date that is earlier than the date a Fund is calculating its net asset value. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are

Notes to Financial Statements (Continued)

developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. Government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned significant inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Equity Rotation Fund, Small Cap Equity Fund and Special Situations Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2018. For each Fund noted in the preceding sentence, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

Notes to Financial Statements (Continued)

The following is the aggregate value by input level, as of December 31, 2018, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3		Total
Asset Momentum Fund
Asset Investments
Common Stock	$2,961,184	$2,002,401 *	$-		$4,963,585
U.S. Treasury Obligations	-	2,976,309	-		2,976,309
Mutual Funds	12,961,390	-	-		12,961,390
Short-Term Investments	-	5,136,732	-		5,136,732

Total Investments	$15,922,574	$10,115,442	$-		$26,038,016

Liability Derivatives
Futures Contracts	$(1,311,887)	$-	$-		$(1,311,887)
Forward Contracts	-	(130,449)	-		(130,449)

Total	$(1,311,887)	$(130,449)	$-		$(1,442,336)

Dynamic Bond Fund
Asset Investments
Corporate Debt	$-	$105,432,434	$-		$105,432,434
Municipal Obligations	-	419,454	-		419,454
Non-U.S. Government Agency Obligations	-	110,215,364	1,115,889	**	111,331,253
Sovereign Debt Obligations	-	5,399,731	-		5,399,731
U.S. Government Agency Obligations and Instrumentalities	-	66,072,100	-		66,072,100
U.S. Treasury Obligations	-	114,477,086	-		114,477,086
Mutual Funds	15,687,539	-	-		15,687,539
Short-Term Investments	-	3,149,250	-		3,149,250

Total Investments	$15,687,539	$405,165,419	$1,115,889		$421,968,847

High Yield Fund
Asset Investments
Common Stock	$-	$583,344	$-		$583,344
Preferred Stock	114,453	-	-		114,453
Bank Loans	-	4,901,361	-		4,901,361
Corporate Debt	-	109,716,990	11,082	**	109,728,072
Warrants	-	-	22,426	**	22,426
Mutual Funds	3,990,143	-	-		3,990,143
Short-Term Investments	-	1,999,705	-		1,999,705

Total Investments	$4,104,596	$117,201,400	$33,508		$121,339,504

Inflation-Protected and Income Fund
Asset Investments
Corporate Debt	$-	$8,800,106	$-		$8,800,106
Municipal Obligations	-	96,129	-		96,129
Non-U.S. Government Agency Obligations	-	180,859,969	-		180,859,969
U.S. Government Agency Obligations and Instrumentalities	-	2,435,077	-		2,435,077
U.S. Treasury Obligations	-	301,651,331	-		301,651,331
Purchased Options	-	2,726,210	-		2,726,210
Short-Term Investments	-	141,136,433	-		141,136,433

Total Investments	$-	$637,705,255	$-		$637,705,255

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total
Inflation-Protected and Income Fund (Continued)
Asset Derivatives
Futures Contracts	$9,721	$-	$-	$9,721
Swap Agreements	-	139,327	-	139,327

Total	$9,721	$139,327	$-	$149,048

Liability Derivatives
Futures Contracts	$(80,570)	$-	$-	$(80,570)
Swap Agreements	-	(1,147,170)	-	(1,147,170)

Total	$(80,570)	$(1,147,170)	$-	$(1,227,740)

Short-Duration Bond Fund
Asset Investments
Corporate Debt	$-	$91,974,051	$-	$91,974,051
Municipal Obligations	-	40,588	-	40,588
Non-U.S. Government Agency Obligations	-	102,686,412	-	102,686,412
U.S. Government Agency Obligations and Instrumentalities	-	2,157,146	-	2,157,146
U.S. Treasury Obligations	-	3,477,129	-	3,477,129
Purchased Options	-	2,101,980	-	2,101,980
Short-Term Investments	-	1,899,292	-	1,899,292

Total Investments	$-	$204,336,598	$-	$204,336,598

Asset Derivatives
Futures Contracts	$752,762	$-	$-	$752,762

Liability Derivatives
Futures Contracts	$(1,469,838)	$-	$-	$(1,469,838)
Swap Agreements	-	(156,421)	-	(156,421)

Total	$(1,469,838)	$(156,421)	$-	$(1,626,259)

Strategic Emerging Markets Fund
Asset Investments
Common Stock*
Bermuda	$1,702,425	$1,800,756	$-	$3,503,181
Brazil	2,072,397	3,788,503	-	5,860,900
Cayman Islands	12,517,687	7,611,915	-	20,129,602
Chile	-	1,198,275	-	1,198,275
China	172,709	4,598,872	-	4,771,581
Colombia	584,454	88,984	-	673,438
Egypt	-	561,546	-	561,546
France	-	7,867,708	-	7,867,708
Hong Kong	-	5,868,167	-	5,868,167
India	-	15,105,343	-	15,105,343
Indonesia	-	1,330,394	-	1,330,394
Italy	-	1,362,277	-	1,362,277
Malaysia	-	22,598	-	22,598
Mexico	7,394,692	-	-	7,394,692
Netherlands	1,543,060	50,294	-	1,593,354
Philippines	-	4,890,544	-	4,890,544
Republic of Korea	-	7,487,729	-	7,487,729
Russia	-	8,079,904	-	8,079,904
South Africa	-	3,283,583	-	3,283,583

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3	Total

Strategic Emerging Markets Fund (Continued)
Asset Investments (Continued)
Taiwan	$-	$6,780,165	$-	$6,780,165
Thailand	649,049	-	-	649,049
Turkey	-	1,973,045	-	1,973,045
United Arab Emirates	-	1,889,762	-	1,889,762
United Kingdom	-	4,690,824	-	4,690,824
United States	1,812,699	-	-	1,812,699
Preferred Stock*
Brazil	-	1,627,138	-	1,627,138
India	55,136	-	-	55,136
Mutual Funds	1,601,070	-	-	1,601,070
Short-Term Investments	-	6,912,729	-	6,912,729

Total Investments	$30,105,378	$98,871,055	$-	$128,976,433

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their applicable foreign markets, as applicable.

**

None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund(s). Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2018 is not presented.

The following table shows Fund(s) with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of December 31, 2018.

	Asset Momentum Fund	Dynamic Bond Fund	Equity Rotation Fund	High Yield Fund	Inflation- Protected and Income Fund	Short- Duration Bond Fund	Small Cap Equity Fund	Special Situations Fund	Strategic Emerging Markets Fund
Statement of Assets and Liabilities location:

Receivable for:
Collateral pledged for futures contracts	X		X
Collateral pledged for reverse repurchase agreements					X
Collateral pledged for open swap agreements					X

Payables for:
Collateral held for reverse repurchase agreements					X
Collateral held for open purchased options					X	X
Collateral held for futures contracts								X
Reverse repurchase agreements					X
Securities on loan	X	X		X			X		X
Due to custodian	X

The Funds, with the exception of the Dynamic Bond Fund, High Yield Fund, Inflation-Protected and Income Fund, Short-Duration Bond Fund and Strategic Emerging Markets Fund, had no transfers between Levels of the fair value hierarchy during the year ended December 31, 2018. The Dynamic Bond Fund, High Yield Fund, Inflation-Protected and Income Fund, Short-Duration Bond Fund and Strategic Emerging Markets Fund had transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year ended December 31, 2018; however, none of the transfers individually or collectively had a material impact on the Funds. The Funds recognize transfers between the Levels as of the beginning of the year.

Notes to Financial Statements (Continued)

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than their original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended December 31, 2018, the following table shows how the Fund used these types of derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Asset Momentum Fund	Equity Rotation Fund	Inflation- Protected and Income Fund	Short- Duration Bond Fund	Special Situations Fund
Foreign Currency Exchange Transaction*
Hedging/Risk Management	M
Directional Exposures to Currencies	A
Intention to Create Investment Leverage in Portfolio	M

Future Contracts**
Hedging/Risk Management	A	A	A	A	A
Duration/Credit Quality Management	M	A	A	A	A
Substitution for Direct Investment	A	A	A	A	A
Intention to Create Investment Leverage in Portfolio	M	M	M	M	M

Interest Rate Swaps***
Hedging/Risk Management			A	A
Duration Management			A	A
Asset/Liability Management			M	A
Substitution for Direct Investment			M	A
Intention to Create Investment Leverage in Portfolio			M	M

Credit Default Swaps (Protection Seller)
Hedging/Risk Management			A	A
Duration/Credit Quality Management			A	A
Income			A	A
Substitution for Direct Investment			A	A
Intention to Create Investment Leverage in Portfolio			M	M

Options (Purchased)
Hedging/Risk Management			A	A
Duration/Credit Quality Management			A	A
Substitution for Direct Investment			A	A
Directional Investment			A	A
Intention to Create Investment Leverage in Portfolio			M	M
*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.
***	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

Notes to Financial Statements (Continued)

At December 31, 2018, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Asset Momentum Fund
Liability Derivatives
Forward Contracts^	$-	$-	$(130,449)	$-	$(130,449)
Futures Contracts^^	-	(1,311,887)	-	-	(1,311,887)

Total Value	$-	$(1,311,887)	$(130,449)	$-	$(1,442,336)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$64,597	$-	$64,597
Futures Contracts	-	257,108	-	-	257,108

Total Realized Gain (Loss)	$-	$257,108	$64,597	$-	$321,705

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$(249,694)	$-	$(249,694)
Futures Contracts	-	(1,650,947)	-	-	(1,650,947)

Total Change in Appreciation (Depreciation)	$-	$(1,650,947)	$(249,694)	$-	$(1,900,641)

Equity Rotation Fund
Realized Gain (Loss)#
Futures Contracts	$-	$(44,377)	$-	$-	$(44,377)

Inflation-Protected and Income Fund
Asset Derivatives
Purchased Options*	$-	$-	$-	$2,726,210	$2,726,210
Futures Contracts^^	-	-	-	9,721	9,721
Swap Agreements^^,^^^	-	-	-	139,327	139,327

Total Value	$-	$-	$-	$2,875,258	$2,875,258

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(80,570)	$(80,570)
Swap Agreements^	(380,572)	-	-	(766,598)	(1,147,170)

Total Value	$(380,572)	$-	$-	$(847,168)	$(1,227,740)

Realized Gain (Loss)#
Futures Contracts	$-	$-	$-	$124,972	$124,972
Swap Agreements	(73,779)	-	-	604,291	530,512

Total Realized Gain (Loss)	$(73,779)	$-	$-	$729,263	$655,484

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Inflation-Protected and Income Fund (Continued)
Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$-	$192,562	$192,562
Futures Contracts	-	-	-	(75,517)	(75,517)
Swap Agreements	133,716	-	-	(904,224)	(770,508)

Total Change in Appreciation (Depreciation)	$133,716	$-	$-	$(787,179)	$(653,463)

Short-Duration Bond Fund
Asset Derivatives
Purchased Options*	$-	$-	$-	$2,101,980	$2,101,980
Futures Contracts^^	-	-	-	752,762	752,762

Total Value	$-	$-	$-	$2,854,742	$2,854,742

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(1,469,838)	$(1,469,838)
Swap Agreements^	(156,421)	-	-	-	(156,421)

Total Value	$(156,421)	$-	$-	$(1,469,838)	$(1,626,259)

Realized Gain (Loss)#
Futures Contracts	$-	$-	$-	$804,396	$804,396
Swap Agreements	29,504	-	-	50,350	79,854

Total Realized Gain (Loss)	$29,504	$-	$-	$854,746	$884,250

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$-	$134,392	$134,392
Futures Contracts	-	-	-	(927,946)	(927,946)
Swap Agreements	(14,492)	-	-	-	(14,492)

Total Change in Appreciation (Depreciation)	$(14,492)	$-	$-	$(793,554)	$(808,046)

Special Situations Fund
Realized Gain (Loss)#
Futures Contracts	$-	$(169,816)	$-	$-	$(169,816)

*	Statements of Assets and Liabilities location: Investments, at value.
^	Statements of Assets and Liabilities location: Payables for: open forward contracts or open swap agreements, at value, as applicable.
^^

Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” in each applicable Fund’s Portfolio of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

^^^	Represents centrally cleared swaps which are not subject to a master netting agreement.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: forward contracts, futures contracts or swap agreements, as applicable.
##

Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, forward contracts, futures contracts or swap agreements, as applicable.

Notes to Financial Statements (Continued)

For the year ended December 31, 2018, the number of contracts, notional amounts, or shares/units for each derivative type was as follows:

	Number of Contracts, Notional Amounts, or Shares/Units†
	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Swaptions
Asset Momentum Fund	156	$4,850,245	$-	$-
Equity Rotation Fund	6	-	-	-
Inflation-Protected and Income Fund	111	-	72,240,833	53,020,000
Short-Duration Bond Fund	1,311	-	1,120,000	41,140,000
Special Situations Fund	9	-	-	-

†

Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements and purchased swaptions, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2018.

The following table presents derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund(s) as of December 31, 2018.

Asset Valuation Inputs

Counterparty	Derivative Assets Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
Inflation-Protected and Income Fund
Barclays Bank PLC	$1,776,943	$-	$(1,770,000)	$6,943
Credit Suisse International	949,267	-	(949,267)	-

	$2,726,210	$-	$(2,719,267)	$6,943

Short-Duration Bond Fund
Barclays Bank PLC	$1,002,545	$-	$(1,002,545)	$-
Credit Suisse International	1,099,435	-	(1,099,435)	-

	$2,101,980	$-	$(2,101,980)	$-

The following table presents derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Fund(s) as of December 31, 2018.

Liability Valuation Inputs

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Asset Momentum Fund
Barclays Bank PLC	$(7,762)	$-	$-	$(7,762)
HSBC Bank USA	(122,687)	-	-	(122,687)

	$(130,449)	$-	$-	$(130,449)

Inflation-Protected and Income Fund
Bank of America N.A.	$(672,539)	$-	$540,000	$(132,539)
Goldman Sachs International	(269,303)	-	269,303	-
JP Morgan Chase Bank N.A.	(205,328)	-	-	(205,328)

	$(1,147,170)	$-	$809,303	$(337,867)

Notes to Financial Statements (Continued)

Liability Valuation Inputs

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
Short-Duration Bond Fund
Goldman Sachs International	$(156,421)	$-	$-	$(156,421)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†

The amount presented here may be less than the total amount shown in the Statements of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended December 31, 2018, are discussed below.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

Notes to Financial Statements (Continued)

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would

Notes to Financial Statements (Continued)

trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, acceleration, default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse. The initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation (depreciation) on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

Notes to Financial Statements (Continued)

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

A Fund’s current exposure to a counterparty is the fair value of the transaction.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the

Notes to Financial Statements (Continued)

underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Inflation-Linked Securities

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.

Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.

The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

Notes to Financial Statements (Continued)

Bank Loans

A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At December 31, 2018, the Funds had no unfunded loan commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty.

Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements generally create investment leverage and involve the risk that the market value of the security that a Fund is obligated to repurchase under the agreement may decline below the repurchase price. For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for a security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Notes to Financial Statements (Continued)

Reverse repurchase transactions are entered into by a Fund under a Master Repurchase Agreement (“MRA”), which permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and creates one single net payment due to or from the Fund. With reverse repurchase transactions, typically a Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

In the event the buyer of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund.

The following table is a summary of the Fund(s) open reverse repurchase transactions which are subject to an MRA on a net basis at December 31, 2018:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral*	Cash Collateral Pledged*	Net Amount
Inflation-Protected and Income Fund
BNP Paribas S.A.	$(59,763,375)	$59,763,375	$-	$-
CIBC	(9,566,989)	9,566,989	-	-
Daiwa Securities	(50,001,250)	50,001,250	-	-
Goldman Sachs & Co.	(33,243,316)	33,243,316	-	-
HSBC Bank USA	(83,118,125)	83,118,125	-	-
Morgan Stanley & Co. LLC	(32,763,750)	32,763,750	-	-

	$(268,456,805)	$268,456,805	$-	$-

*

Collateral with a value of $273,785,704 has been pledged in connection with open reverse repurchase transactions. Excess collateral pledged to the individual counterparty is not shown for financial reporting purposes.

At December 31, 2018, the average balance outstanding for open reverse repurchase agreements for the Inflation-Protected and Income Fund was $292,569,175. The maximum balance outstanding for the Inflation-Protected and Income Fund was $349,736,919 during the year ended December 31, 2018. The weighted average maturity was 48 days, at a weighted average interest rate of 2.045%.

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase transactions.

The type of underlying collateral and the remaining maturity of open reverse repurchase transactions in relation to the reverse repurchase agreements on the Statements of Assets and Liabilities is as follows:

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Inflation-Protected and Income Fund
U.S. Treasury Obligations	$-	$61,420,625	$207,036,180	$-	$268,456,805

Total Borrowings	$-	$61,420,625	$207,036,180	$-	$268,456,805

Notes to Financial Statements (Continued)

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Securities Lending

Each Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“Agent”). The Lending Agreement authorizes the Agent to lend portfolio securities held by a Fund to approved borrowers (each, a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash (U.S. currency) adjusted daily to have value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. The Funds bear the risk of loss with respect to the investment of cash collateral. As with other extensions of credit, the Funds may bear the risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the Borrower of the securities fail financially. Pursuant to the Lending Agreement, the Agent has provided indemnification to the Funds in the event of default by a Borrower with respect to a loan. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loaned securities. At December 31, 2018, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Subject to the terms of the Lending Agreement and the agreement between the Agent and the applicable Borrower (“Borrowing Agreement”), security loans can be terminated by the Agent, the Fund, or the Borrower and the related securities must be returned within the earlier of the customary settlement period for such securities or the period of time specified in the Borrowing Agreement. For all Funds, all securities on loan are classified as common stock in the Fund’s Portfolio of Investments at December 31, 2018.

The Funds employ the Agent to implement their securities lending program and the Agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending

Notes to Financial Statements (Continued)

its securities is reduced by any such fees or rebate paid to the Agent or Borrower, respectively. For the year ended December 31, 2018, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Asset Momentum Fund	$1,320	$198	$1,122
Dynamic Bond Fund	1,227	179	1,048
High Yield Fund	9,981	1,466	8,515
Small Cap Equity Fund	83,311	12,301	71,010
Strategic Emerging Markets Fund	46,237	6,838	39,399

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Non-cash dividends received in the form of stock are recorded as dividend income at market value. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds determine the classification of distributions received as return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

Foreign Securities

The Strategic Emerging Markets Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to

Notes to Financial Statements (Continued)

securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended, applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for the Dynamic Bond Fund, High Yield Fund, Inflation-Protected and Income Fund, and Short-Duration Bond Fund and annually for the Asset Momentum Fund, Equity Rotation Fund, Small Cap Equity Fund, Special Situations Fund, and Strategic Emerging Markets Fund and at other times as may be required to satisfy tax or regulatory requirements. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3. Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

Fund	Investment Advisory Fee
Asset Momentum Fund	0.60% on the first $500 million; and
0.55% on any excess over $500 million
Dynamic Bond Fund	0.40% on the first $1 billion; and
0.35% on any excess over $1 billion
Equity Rotation Fund	0.45% on the first $500 million; and
0.40% on any excess over $500 million
High Yield Fund	0.60% on the first $300 million; and
0.575% on any excess over $300 million
Inflation-Protected and Income Fund	0.60% on the first $100 million;
0.55% on the next $200 million;
0.50% on the next $200 million; and
0.45% on any excess over $500 million
Short-Duration Bond Fund	0.35% on the first $300 million; and
0.30% on any excess over $300 million

Notes to Financial Statements (Continued)

Fund	Investment Advisory Fee
Small Cap Equity Fund	0.65% on the first $100 million;
0.60% on the next $100 million;
0.55% on the next $300 million; and
0.50% on any excess over $500 million
Special Situations Fund	0.60% on the first $500 million; and
0.55% on any excess over $500 million
Strategic Emerging Markets Fund	1.05% on the first $500 million; and
1.00% on any excess over $500 million

MML Advisers has entered into investment subadvisory agreements with Barings LLC (“Barings”), a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Barings manage the investment and reinvestment of assets of these Funds. Barings receives a subadvisory fee from MML Advisers based upon each Fund’s average daily net assets, at the following annual rates:

Asset Momentum Fund	0.475%
Equity Rotation Fund	0.30%
High Yield Fund	0.20%
Inflation-Protected and Income Fund	0.08%
Short-Duration Bond Fund	0.08%
Special Situations Fund	0.45%

MML Advisers has entered into investment subadvisory agreements with OppenheimerFunds, Inc. (“OFI”), a wholly-owned subsidiary of Oppenheimer Acquisition Corp., itself an indirect majority-owned subsidiary of MassMutual Holding LLC, on behalf of the Small Cap Equity Fund and the Strategic Emerging Markets Fund. These agreements provide that OFI manage the investment and reinvestment of the assets of the Funds. OFI receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets, at the following annual rates:

Small Cap Equity Fund	0.25%
Strategic Emerging Markets Fund	0.70%

MML Advisers has entered into an investment subadvisory agreement with the unaffiliated investment subadviser, DoubleLine Capital, LP (“DoubleLine”), pursuant to which DoubleLine serves as the subadviser to the Dynamic Bond Fund. This agreement provides that DoubleLine manage the investment and reinvestment of the assets of the Fund. DoubleLine receives a subadvisory fee from MassMutual based upon the average daily net assets of the Fund.

The Funds’ subadvisory fees are paid monthly by MML Advisers out of the advisory fees previously disclosed above.

Administration Fees

For the Asset Momentum Fund, Dynamic Bond Fund, Equity Rotation Fund, High Yield Fund, Short-Duration Bond Fund, Special Situations Fund, and Strategic Emerging Markets Fund, under a separate Administrative and Shareholder Services Agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide administrative and shareholder services and bear some of the Fund specific administrative expenses. In return for these services, MML Advisers

Notes to Financial Statements (Continued)

receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class II	Service Class I
Asset Momentum Fund	0.15%	0.15%
Dynamic Bond Fund	0.15%	0.15%
Equity Rotation Fund	0.15%	0.15%
High Yield Fund	0.15%	0.15%
Short-Duration Bond Fund	0.15%	0.15%
Special Situations Fund	0.15%	0.15%
Strategic Emerging Markets Fund	0.15%	0.15%

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Expense Caps and Waivers

MML Advisers has agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

	Class II	Service Class I
Asset Momentum Fund*	0.80%	1.05%
Dynamic Bond Fund*	0.60%	0.85%
Equity Rotation Fund*	0.65%	0.90%
Short-Duration Bond Fund*	0.55%	0.80%
Special Situations Fund*	0.80%	1.05%
Strategic Emerging Markets Fund*	1.35%	1.60%

#	Acquired Fund Fees and Expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2019.

MML Advisers has agreed to waive 0.10% of the advisory fee of the High Yield Fund through April 30, 2019.

MML Advisers has agreed to voluntarily waive 0.04% of the advisory fee of the Strategic Emerging Markets Fund. MML Advisers may amend or discontinue this waiver at any time without advance notice.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and

Notes to Financial Statements (Continued)

shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds may also be employees of MassMutual. The compensation of a trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2018, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Asset Momentum Fund	$-	$28,008,015	$-	$30,465,188
Dynamic Bond Fund	188,093,675	111,258,108	177,353,658	117,324,864
Equity Rotation Fund	-	30,803,002	-	32,542,734
High Yield Fund	-	49,576,114	-	51,692,300
Inflation-Protected and Income Fund	128,483,519	154,482,256	203,803,809	140,956,195
Short-Duration Bond Fund	10,988,927	113,581,207	13,555,263	101,299,959
Small Cap Equity Fund	-	58,851,878	-	65,081,500
Special Situations Fund	-	7,636,860	-	12,743,858
Strategic Emerging Markets Fund	-	75,122,770	-	44,641,218

The Funds may purchase from, or sell securities to, other affiliated Funds under procedures adopted by the Trustees. These procedures have been designed to ensure that cross trades conducted by the Funds comply with Rule 17a-7 under the 1940 Act. The cross trades disclosed in the table below are included within the respective purchases and sales amounts shown in the table above, as applicable.

	Purchases	Sales
Small Cap Equity Fund	$797,767	$60,929
Strategic Emerging Markets Fund	$-	$94,343

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017

	Shares	Amount	Shares	Amount

Asset Momentum Fund Class II
Sold	-	$-	-	$-
Issued as reinvestment of dividends	246,853	2,557,803	222,641	2,729,754
Redeemed	-	-	-	-

Net increase (decrease)	246,853	$2,557,803	222,641	$2,729,754

Notes to Financial Statements (Continued)

	Year Ended December 31, 2018		Year Ended December 31, 2017

	Shares	Amount	Shares	Amount

Asset Momentum Fund Service Class I
Sold	25,716	$309,067	47,139	$540,352
Issued as reinvestment of dividends	14,727	151,157	11,829	144,546
Redeemed	(14,056)	(169,101)	(26,810)	(306,897)

Net increase (decrease)	26,387	$291,123	32,158	$378,001

Dynamic Bond Fund Class II
Sold	1,466,284	$14,480,002	687,953	$6,869,531
Issued as reinvestment of dividends	1,532,895	14,819,194	1,639,034	16,309,191
Redeemed	(4,213,885)	(40,820,214)	(10)	(106)

Net increase (decrease)	(1,214,706)	$(11,521,018)	2,326,977	$23,178,616

Dynamic Bond Fund Service Class I
Sold	281,696	$2,740,006	180,547	$1,803,315
Issued as reinvestment of dividends	18,425	177,628	13,347	132,594
Redeemed	(90,546)	(881,343)	(43,886)	(438,026)

Net increase (decrease)	209,575	$2,036,291	150,008	$1,497,883

Equity Rotation Fund Class II
Sold	-	$-	-	$-
Issued as reinvestment of dividends	347,932	4,188,659	114,382	1,587,623
Redeemed	-	-	-	-

Net increase (decrease)	347,932	$4,188,659	114,382	$1,587,623

Equity Rotation Fund Service Class I
Sold	35,629	$484,337	67,346	$852,925
Issued as reinvestment of dividends	19,355	231,195	5,312	73,519
Redeemed	(11,388)	(153,245)	(7,287)	(91,594)

Net increase (decrease)	43,596	$562,287	65,371	$834,850

High Yield Fund Class II
Sold	431	$4,247	72,493	$736,500
Issued as reinvestment of dividends	591,969	5,687,310	666,037	6,733,125
Redeemed	(1,375,346)	(13,230,645)	(766,585)	(7,841,780)

Net increase (decrease)	(782,946)	$(7,539,088)	(28,055)	$(372,155)

High Yield Fund Service Class I
Sold	915,670	$8,967,463	1,123,560	$11,449,809
Issued as reinvestment of dividends	263,189	2,516,383	250,466	2,522,628
Redeemed	(661,278)	(6,448,888)	(591,403)	(6,027,452)

Net increase (decrease)	517,581	$5,034,958	782,623	$7,944,985

Inflation-Protected and Income Fund Initial Class
Sold	3,487,180	$34,922,361	4,320,401	$44,155,126
Issued as reinvestment of dividends	1,122,241	11,103,254	1,242,674	12,591,573
Redeemed	(9,718,069)	(95,970,153)	(5,205,339)	(53,302,611)

Net increase (decrease)	(5,108,648)	$(49,944,538)	357,736	$3,444,088

Inflation-Protected and Income Fund Service Class
Sold	596,678	$5,917,708	566,179	$5,768,415
Issued as reinvestment of dividends	129,905	1,280,315	143,782	1,450,545
Redeemed	(1,007,377)	(9,932,312)	(790,642)	(8,053,934)

Net increase (decrease)	(280,794)	$(2,734,289)	(80,681)	$(834,974)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2018		Year Ended December 31, 2017

	Shares	Amount	Shares	Amount

Short-Duration Bond Fund Class II
Sold	1,481,517	$14,402,901	4,891,268	$47,856,521
Issued as reinvestment of dividends	592,658	5,711,370	570,980	5,576,475
Redeemed	(6,028,871)	(58,363,103)	(4,364,667)	(42,785,841)

Net increase (decrease)	(3,954,696)	$(38,248,832)	1,097,581	$10,647,155

Short-Duration Bond Fund Service Class I
Sold	1,226,437	$11,855,406	1,194,751	$11,699,414
Issued as reinvestment of dividends	85,713	824,955	78,763	768,427
Redeemed	(1,292,508)	(12,498,648)	(1,353,260)	(13,244,624)

Net increase (decrease)	19,642	$181,713	(79,746)	$(776,783)

Small Cap Equity Fund Initial Class
Sold	405,551	$4,090,986	748,535	$7,413,356
Issued as reinvestment of dividends	1,219,087	12,792,106	488,738	4,581,957
Redeemed	(1,420,496)	(14,639,617)	(1,666,648)	(16,508,349)

Net increase (decrease)	204,142	$2,243,475	(429,375)	$(4,513,036)

Small Cap Equity Fund Service Class
Sold	551,091	$5,383,342	498,369	$4,891,993
Issued as reinvestment of dividends	249,416	2,569,206	76,502	706,144
Redeemed	(242,579)	(2,379,816)	(258,722)	(2,520,735)

Net increase (decrease)	557,928	$5,572,732	316,149	$3,077,402

Special Situations Fund Class II
Sold	-	$-	-	$-
Issued as reinvestment of dividends	86,549	930,068	2,999	34,572
Redeemed	-	-	-	-

Net increase (decrease)	86,549	$930,068	2,999	$34,572

Special Situations Fund Service Class I
Sold	26,412	$320,267	17,958	$185,012
Issued as reinvestment of dividends	2,702	28,951	-	-
Redeemed	(9,618)	(117,423)	(2,646)	(27,502)

Net increase (decrease)	19,496	$231,795	15,312	$157,510

Strategic Emerging Markets Fund Class II
Sold	4,375,527	$49,023,980	428,946	$4,394,256
Issued as reinvestment of dividends	15,159	170,692	7,498	81,649
Redeemed	(1,533,517)	(17,272,281)	(2,184,104)	(22,897,472)

Net increase (decrease)	2,857,169	$31,922,391	(1,747,660)	$(18,421,567)

Strategic Emerging Markets Fund Service Class I
Sold	414,288	$4,680,720	340,961	$3,526,710
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(296,650)	(3,363,088)	(211,553)	(2,213,746)

Net increase (decrease)	117,638	$1,317,632	129,408	$1,312,964

Notes to Financial Statements (Continued)

6. Federal Income Tax Information

At December 31, 2018, the aggregate cost of investments and the unrealized appreciation (depreciation) in the value of all investments owned by the Fund(s), as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Asset Momentum Fund	$24,511,757	$796,992	$(703,037)	$93,955
Dynamic Bond Fund	433,890,791	4,101,673	(16,023,617)	(11,921,944)
Equity Rotation Fund	28,390,040	1,933,374	(1,600,979)	332,395
High Yield Fund	132,437,975	1,547,224	(12,645,695)	(11,098,471)
Inflation-Protected and Income Fund	647,626,452	5,987,244	(16,257,475)	(10,270,231)
Short-Duration Bond Fund	206,524,970	1,746,324	(4,760,922)	(3,014,598)
Small Cap Equity Fund	101,835,803	14,313,940	(12,296,359)	2,017,581
Special Situations Fund	21,466,894	3,166,941	(1,905,336)	1,261,605
Strategic Emerging Markets Fund	125,766,305	12,566,210	(9,356,193)	3,210,017

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2018, for federal income tax purposes, there were no unused capital losses.

At December 31, 2018, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long term Capital Loss Carryforward
Dynamic Bond Fund	$4,355,770	$2,250,509
High Yield Fund	273,225	3,751,173
Inflation-Protected and Income Fund	1,879,589	8,619,300
Short-Duration Bond Fund	145,230	5,050,975
Strategic Emerging Markets Fund	3,860,933	366,071

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

The following Fund(s) elected to defer to the fiscal year beginning January 1, 2019, post-October capital losses:

	Post-October Loss	Post October Currency Loss
Asset Momentum Fund	$2,488,740	$-
Special Situations Fund	190,711	-

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The following Fund(s) elected to defer to the fiscal year beginning January 1, 2019, late year ordinary losses:

Amount
Asset Momentum Fund	$414

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2018, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Asset Momentum Fund	$347,841	$2,361,119	$-
Dynamic Bond Fund	14,996,822	-	-
Equity Rotation Fund	278,900	4,140,954	-
High Yield Fund	8,194,092	-	9,601
Inflation-Protected and Income Fund	12,383,569	-	-
Short-Duration Bond Fund	6,536,325	-	-
Small Cap Equity Fund	3,814,954	11,546,358	-
Special Situations Fund	132,626	826,393	-
Strategic Emerging Markets Fund	170,692	-	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2017, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Asset Momentum Fund	$926,326	$1,947,974	$-
Dynamic Bond Fund	15,868,305	573,480	-
Equity Rotation Fund	202,311	1,458,831	-
High Yield Fund	8,673,722	-	582,031
Inflation-Protected and Income Fund	11,359,432	-	2,682,686
Short-Duration Bond Fund	6,273,558	-	71,344
Small Cap Equity Fund	935,676	4,352,425	-
Special Situations Fund	34,572	-	-
Strategic Emerging Markets Fund	81,649	-	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2018:

Amount
Strategic Emerging Markets Fund	$177,382

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2018, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, swap agreements, premium amortization accruals, passive foreign investment companies, non-taxable dividends basis adjustments, partnership basis adjustments, the deferral of wash sale losses, and deferred Trustee compensation.

At December 31, 2018, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Asset Momentum Fund	$-	$-	$(2,491,020)	$83,397
Dynamic Bond Fund	932,273	(6,606,279)	(33,619)	(11,921,944)

Notes to Financial Statements (Continued)

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Equity Rotation Fund	$-	$573,047	$(1,967)	$332,395
High Yield Fund	-	(4,024,398)	(21,535)	(11,098,471)
Inflation-Protected and Income Fund	429,910	(10,498,889)	(90,563)	(10,897,503)
Short-Duration Bond Fund	123,742	(5,196,205)	(36,188)	(3,014,598)
Small Cap Equity Fund	1,617,822	8,503,002	(33,490)	2,017,581
Special Situations Fund	231	-	(192,365)	1,261,605
Strategic Emerging Markets Fund	321,803	(4,227,004)	(13,882)	3,085,183

During the year ended December 31, 2018, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Asset Momentum Fund	$12	$(64,062)	$64,050
Dynamic Bond Fund	226	82,517	(82,743)
Equity Rotation Fund	11	(4,675)	4,664
High Yield Fund	(9,432)	41,419	(31,987)
Inflation-Protected and Income Fund	734	(787,007)	786,273
Short-Duration Bond Fund	283	(650,708)	650,425
Small Cap Equity Fund	(1,510)	25,105	(23,595)
Special Situations Fund	603	2,609	(3,212)
Strategic Emerging Markets Fund	104	(159,336)	159,232

The Funds did not have any unrecognized tax benefits at December 31, 2018, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2018, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

In October 2016, the Securities and Exchange Commission (“SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The Funds have adopted the Rule’s Regulation S-X amendments and the Funds’ financial statements are in compliance with those amendments. In

Notes to Financial Statements (Continued)

December 2017, the SEC issued a temporary final rule (“Temporary Rule”) that provides for a nine-month delay of N-PORT filing with the SEC. Under the Temporary Rule, those funds subject to the original June 1, 2018 compliance date will still be required to gather and maintain all of the data required by Form N-PORT as of the original reporting date and such information will be subject to examination by the SEC staff.

In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 would first be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management is currently evaluating the implication, if any, of these changes and its impact on the Funds’ financial statements.

In August 2018, FASB issued Accounting Standards Update 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The amendments modify fair value measurement disclosures and are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management is currently evaluating the implication, if any, of these changes and its impact on the Funds’ financial statements.

9.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds. On April 5, 2012, the adversary proceeding was transferred to the Southern District of New York for consolidated pretrial proceedings. The action is now being prosecuted by the litigation trustee (“Trustee”) for the Tribune Litigation Trust.

The potential amount sought to be recovered from the Small Cap Equity Fund is approximately $93,500, plus interest and the Official Committee’s court costs.

The Fund cannot predict the outcome of this proceeding. Accordingly, the Fund has not accrued any amounts related to this proceeding. If the proceeding were to be decided in a manner adverse to the Fund, or if the Fund was to enter into a settlement agreement with the Trustee, the payment of such judgment or settlement could potentially have a material adverse effect on the Fund’s net asset value depending on the net assets of the Fund at the time of such judgment or settlement.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund II and Shareholders of MML Asset Momentum Fund, MML Dynamic Bond Fund, MML Equity Rotation Fund, MML High Yield Fund, MML Inflation-Protected and Income Fund, MML Short-Duration Bond Fund, MML Small Cap Equity Fund, MML Special Situations Fund, and MML Strategic Emerging Markets Fund (collectively, the “Funds,” certain of the funds constituting MML Series Investment Fund II):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of December 31, 2018, the related statements of operations of the Funds for the year then ended, the statement of cash flows for MML Inflation-Protected and Income Fund for the year then ended, the statements of changes in net assets of the Funds for each of the two years in the period then ended, and the financial highlights of the Funds for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, and the results of their operations for the year then ended, the cash flows of MML Inflation-Protected and Income Fund for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the period listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds	Financial Highlights
MML High Yield Fund, MML Inflation-Protected and Income Fund, MML Short-Duration Bond Fund, MML Small Cap Equity Fund, and MML Strategic Emerging Markets Fund	For the years ended December 31, 2018, 2017, 2016, 2015, and 2014
MML Asset Momentum Fund, MML Dynamic Bond Fund, MML Equity Rotation Fund, and MML Special Situations Fund	For the years ended December 31, 2018, 2017, 2016, and the period from May 15, 2015 (commencement of operations) through December 31, 2015

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 22, 2019

We have served as the auditor of one or more MassMutual investment companies since 1995.

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund II, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Allan W. Blair Age: 70	Trustee	Since 2012	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company).	111	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 60	Trustee Chairman	Since 2005 2006-2012	Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC); Chairman (2011-2016), Academy of Executive Education, LLC (a Massachusetts LLC).	111	Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 64	Trustee	Since 2005	Retired.	111	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

R. Alan Hunter, Jr. Age: 72	Chairperson Trustee	Since 2016 Since 2012	Retired.	111	Director (2007-2018), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
C. Ann Merrifield Age: 67	Trustee	Since 2005	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company).	111	Director (2015-2018), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (2017-2018) and Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 66	Trustee	Since 2012	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company.	113^	Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Teresa Hassara^^ Age: 56	Trustee	Since 2017	Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF.	111	Director (since 2017), MML Advisers; Trustee (since 2017), MassMutual Select Funds (open-end investment company); Trustee (since 2017), MML Series Investment Fund (open-end investment company); Trustee (since 2017), MassMutual Premier Funds (open-end investment company).

Robert E. Joyal^^^ Age: 73	Trustee	Since 2012	Retired.	113^	Director (since 2018), Jeffries Financial Group Inc. (holding company); Director (2013-2018), Leucadia National Corporation (holding company); Director (2012-2017), Ormat Technology, Inc. (provider of alternative energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joseph Fallon Age: 43	Vice President Assistant Vice President	Since 2017 2015- 2017	Investment Director (since 2014), MML Advisers; Head of Investment Consulting (since 2018), Head of Investment Consulting & Strategy (2017-2018), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Select Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company).	111

Andrew M. Goldberg Age: 52	Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer Assistant Clerk	Since 2008 2005- 2008	Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	111

Renee Hitchcock Age: 48	Chief Financial Officer and Treasurer Assistant Treasurer	Since 2016 2007- 2016	Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company).	111

Jill Nareau Robert Age: 46	Vice President and Assistant Secretary Assistant Secretary (formerly known as “Assistant Clerk”)	Since 2017 2008- 2017	Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company).	111

Douglas Steele Age: 43	Vice President	Since 2016	Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	111

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Philip S. Wellman Age: 54	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds and RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	111

Eric H. Wietsma Age: 52	Vice President	Since 2006	Vice President (since 2018), Director (since 2013), and President (2013-2018), MML Advisers; Head of Workplace Operations (since 2018), Senior Vice President (2010-2018), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	111

Tina Wilson Age: 48	Vice President	Since 2016	President (since 2018), Head of Investments (since 2016), and Vice President (2016-2018), MML Advisers; Head of Investment Solutions Innovation, Product Management (since 2018), Senior Vice President (2014-2018), Vice President (2009-2014), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); President (since 2017), Vice President (2016-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company).	111

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082-1981.

**

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified. The Chairperson shall hold office at the pleasure of the Trustees.

^	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

^^	Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

^^^

Mr. Joyal is an Interested Person through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

#

The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2018, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Asset Momentum Fund	7.93%
Equity Rotation Fund	100.00%
Small Cap Equity Fund	17.66%
Special Situations Fund	100.00%
Strategic Emerging Markets Fund	1.57%

For the year ended December 31, 2018, the following Fund(s) earned the following foreign sources of income:

Amount
Strategic Emerging Markets Fund	$1,986,173

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s EDGAR database on its website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s EDGAR database on its website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2018

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2018:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2018.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Asset Momentum Fund
Class II	$1,000	0.80%	$843.90	$3.74	$1,021.30	$4.10
Service Class I	1,000	1.05%	842.90	4.90	1,020.00	5.38
Dynamic Bond Fund
Class II	1,000	0.59%	1,007.20	3.00	1,022.40	3.02
Service Class I	1,000	0.84%	1,005.40	4.27	1,021.10	4.30
Equity Rotation Fund
Class II	1,000	0.65%	911.40	3.15	1,022.00	3.33
Service Class I	1,000	0.90%	909.70	4.36	1,020.80	4.61
High Yield Fund
Class II	1,000	0.76%	965.00	3.78	1,021.50	3.89
Service Class I	1,000	1.01%	964.10	5.03	1,020.20	5.17
Inflation-Protected and Income Fund
Initial Class	1,000	0.60%	986.60	3.02	1,022.30	3.08
Service Class	1,000	0.85%	985.60	4.28	1,021.00	4.35

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Short-Duration Bond Fund
Class II	$1,000	0.55%	$1,010.20	$2.80	$1,022.60	$2.82
Service Class I	1,000	0.80%	1,008.30	4.07	1,021.30	4.10
Small Cap Equity Fund
Initial Class	1,000	0.72%	831.10	3.34	1,021.70	3.69
Service Class	1,000	0.97%	830.00	4.50	1,020.40	4.97
Special Situations Fund
Class II	1,000	0.80%	897.20	3.85	1,021.30	4.10
Service Class I	1,000	1.05%	895.70	5.04	1,020.00	5.38
Strategic Emerging Markets Fund
Class II	1,000	1.35%	888.30	6.46	1,018.50	6.91
Service Class I	1,000	1.60%	887.80	7.65	1,017.20	8.18

*

Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2018, multiplied by the average account value over the period, multiplied by 185 days in the period, divided by 365 days in the year, unless stated otherwise. The annualized expense ratio does not reflect expenses deducted under the variable life insurance or variable annuity contract through which the Funds are invested in. Inclusion of these expenses would increase the annualized expense ratios shown.

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, CT 06082-1981

© 2019 Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. Investment Adviser: MML Investment Advisers, LLC	RS-45235-01

Item 2. Code of Ethics.

As of December 31, 2018, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2018, there were no reportable amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Susan B. Sweeney and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Ms. Sweeney and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)

AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended 2018 and 2017 were $207,072 and $405,855, respectively.

(b)

AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2018 and 2017. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2018 and 2017.

(c)

TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal years ended 2018 and 2017 were $90,918 and $82,164, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2018 and 2017.

(d)

ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2018 and 2017. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2018 and 2017.

(e)

(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal years ended 2018 and 2017 were pre-approved by the committee.

(2) Not applicable.
(f)	Not applicable.
(g)

The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years ended 2018 and 2017 were $8,455,558 and $12,495,135, respectively.

(h)

The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this filing.

Item 13. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-

14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund II

By (Signature and Title)	/s/ Tina Wilson
Tina Wilson, President and Principal Executive Officer

Date	2/22/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Tina Wilson
Tina Wilson, President and Principal Executive Officer

Date	2/22/2019

By (Signature and Title)	/s/ Renee Hitchcock
Renee Hitchcock, Treasurer and Principal Financial Officer

Date	2/22/2019